UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3855

Fidelity Advisor Series VIII
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
(Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1.

Reports to Stockholders

Fidelity Advisor® Diversified International Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.05)%	5.48%	3.30%
Class T (incl. 3.50% sales charge)	0.04%	5.72%	3.30%
Class B (incl. contingent deferred sales charge)	(1.89)%	5.59%	3.34%
Class C (incl. contingent deferred sales charge)	2.15%	5.96%	3.14%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$13,833	Fidelity Advisor® Diversified International Fund - Class A
$15,102	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Bower:  For the year, the fund’s share classes (excluding sales charges, if applicable) substantially outpaced the 0.08% result of the MSCI EAFE Index. Results versus the benchmark were affected by a downward fair-value pricing adjustment of -0.66 percentage points. Both stock selection and sector allocation helped the fund’s outperformance. Stock picks in the financials sector proved particularly beneficial, as did an overweighting in information technology and an underweighting in energy – avoidance of Royal Dutch Shell in particular. Positioning in the industrials and telecommunication services sectors were the fund's only overall sector negatives. From a geographical perspective, picks in Europe and the U.K. helped most, along with positioning in Asia Pacific ex Japan. An underweighting in Japan and unfavorable stock selection in the out-of-index emerging markets group detracted most. Among individual stocks, an overweighting in multinational cable and telecommunications provider Altice headed the list both of contributors and of detractors, blending to a net positive. After a strong run-up during the period, Altice changed its corporate structure and split its stock into two newly formed share classes, both of which declined in value. An overweighting in ORIX and a stake in out-of-index Alimentation Couche-Tard helped; gaming stocks Sands China and Melco Crown Entertainment detracted. The fund reduced its holdings in Sands China and eliminated Melco Crown. At period end, the fund remains positioned for a slow-growth world.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.9
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
Sanofi SA (France, Pharmaceuticals)	1.4	1.2
	8.2

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	21.4
Health Care	17.4	16.8
Consumer Discretionary	16.1	17.5
Consumer Staples	12.3	11.2
Information Technology	12.3	13.0

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	18.2	17.7
Japan	14.5	16.0
Germany	7.6	6.6
United States of America	7.3	7.0
Switzerland	4.7	4.6

Percentages are adjusted for the effect of open futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks and Equity Futures	95.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

As of April 30, 2015
Stocks and Equity Futures	97.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 93.7%
		Shares	Value (000s)
Australia - 0.9%
Ansell Ltd.		258,534	$3,679
Australia & New Zealand Banking Group Ltd.		628,447	12,154
CSL Ltd.		23,957	1,592

TOTAL AUSTRALIA			17,425

Austria - 0.3%
Andritz AG		52,900	2,664
Zumtobel AG		134,400	3,059

TOTAL AUSTRIA			5,723

Bailiwick of Jersey - 2.2%
Integrated Diagnostics Holdings PLC (a)		164,400	906
Shire PLC		255,300	19,334
Wolseley PLC		232,408	13,645
WPP PLC		445,924	9,996

TOTAL BAILIWICK OF JERSEY			43,881

Belgium - 2.5%
Anheuser-Busch InBev SA NV		274,331	32,734
Fagron NV		50,400	1,238
KBC Groep NV		272,295	16,588

TOTAL BELGIUM			50,560

Canada - 3.6%
Agrium, Inc.		44,300	4,121
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		421,300	18,123
Canadian Energy Services & Technology Corp. (b)		223,800	967
CGI Group, Inc. Class A (sub. vtg.) (a)		326,100	12,113
Constellation Software, Inc.		26,400	11,407
Entertainment One Ltd.		299,433	1,014
Fairfax India Holdings Corp. (a)		494,000	5,187
Imperial Oil Ltd.		105,900	3,524
Keyera Corp. (b)		98,200	3,030
PrairieSky Royalty Ltd.		38,000	748
Suncor Energy, Inc.		274,400	8,165
Tourmaline Oil Corp. (a)		171,500	3,569

TOTAL CANADA			71,968

Cayman Islands - 1.7%
58.com, Inc. ADR (a)		43,400	2,278
Alibaba Group Holding Ltd. sponsored ADR (a)		146,000	12,239
Baidu.com, Inc. sponsored ADR (a)		34,600	6,486
China Modern Dairy Holdings Ltd. (b)		5,945,000	1,788
Lee's Pharmaceutical Holdings Ltd.		1,208,500	1,560
PW Medtech Group Ltd. (a)(b)		5,174,000	1,082
Regina Miracle International Holdings Ltd.		1,962,558	1,779
Sands China Ltd.		976,400	3,516
Vipshop Holdings Ltd. ADR (a)		154,000	3,160

TOTAL CAYMAN ISLANDS			33,888

China - 0.7%
Inner Mongoli Yili Industries Co. Ltd.		987,208	2,483
Kweichow Moutai Co. Ltd.		175,010	5,909
Qingdao Haier Co. Ltd.		3,912,122	5,956
Weifu High-Technology Co. Ltd. (B Shares)		206,200	526

TOTAL CHINA			14,874

Curacao - 0.4%
Schlumberger Ltd.		93,200	7,285
Denmark - 2.6%
Genmab A/S (a)		114,600	11,304
NNIT A/S		132,887	3,057
Novo Nordisk A/S Series B		712,640	37,845

TOTAL DENMARK			52,206

Finland - 0.3%
Sampo Oyj (A Shares)		113,300	5,542
France - 3.9%
Accor SA		85,369	4,247
Air Liquide SA		60,260	7,813
AXA SA		486,600	12,986
BNP Paribas SA		53,743	3,266
Capgemini SA		46,900	4,179
Danone SA		87,747	6,098
Publicis Groupe SA		106,810	6,937
Sanofi SA		290,858	29,341
VINCI SA		45,600	3,078
Zodiac Aerospace		56,500	1,429

TOTAL FRANCE			79,374

Germany - 6.7%
adidas AG		83,390	7,473
Bayer AG		224,952	30,018
Brenntag AG		75,600	4,568
Continental AG		45,800	11,015
Deutsche Boerse AG		49,200	4,531
Deutsche Post AG		136,001	4,040
Fresenius SE & Co. KGaA		338,000	24,837
KION Group AG		108,500	4,893
Linde AG		9,947	1,726
OSRAM Licht AG		214,794	12,639
ProSiebenSat.1 Media AG		254,000	13,739
SAP AG		119,272	9,403
Symrise AG		110,100	7,252

TOTAL GERMANY			136,134

Hong Kong - 1.8%
AIA Group Ltd.		4,847,600	28,423
China Resources Beer Holdings Co. Ltd.		1,306,000	2,466
Hang Seng Bank Ltd.		139,800	2,565
Techtronic Industries Co. Ltd.		925,000	3,382

TOTAL HONG KONG			36,836

India - 3.1%
Apollo Hospitals Enterprise Ltd. (a)		155,738	3,122
Axis Bank Ltd. (a)		599,285	4,340
Bharti Infratel Ltd.		1,109,288	6,588
Edelweiss Financial Services Ltd.		2,655,200	2,410
Exide Industries Ltd. (a)		1,136,771	2,593
HCL Technologies Ltd.		249,980	3,327
HDFC Bank Ltd. (a)		793,748	15,920
Housing Development Finance Corp. Ltd.		635,436	12,172
ITC Ltd.		1,229,144	6,277
Just Dial Ltd.		195,017	2,386
LIC Housing Finance Ltd. (a)		274,208	2,002
Pidilite Industries Ltd. (a)		241,934	2,075

TOTAL INDIA			63,212

Indonesia - 0.4%
PT Bank Central Asia Tbk		4,594,100	4,316
PT Bank Rakyat Indonesia Tbk		6,106,100	4,673

TOTAL INDONESIA			8,989

Ireland - 3.2%
Allergan PLC (a)		64,300	19,835
DCC PLC (United Kingdom)		71,500	5,737
Greencore Group PLC		994,821	4,632
Horizon Pharma PLC (a)		184,300	2,897
Kerry Group PLC Class A		97,100	7,896
Medtronic PLC		121,000	8,944
Ryanair Holdings PLC sponsored ADR		184,860	14,454

TOTAL IRELAND			64,395

Isle of Man - 0.6%
Optimal Payments PLC (a)		1,284,533	6,020
Playtech Ltd.		406,983	5,371

TOTAL ISLE OF MAN			11,391

Israel - 1.7%
Cellcom Israel Ltd. (Israel) (a)		486,900	3,624
Check Point Software Technologies Ltd. (a)		120,100	10,201
Partner Communications Co. Ltd. (a)		162,104	736
Teva Pharmaceutical Industries Ltd. sponsored ADR		351,100	20,782

TOTAL ISRAEL			35,343

Italy - 1.0%
Intesa Sanpaolo SpA		3,501,400	12,198
Mediaset SpA		851,100	4,324
World Duty Free SpA (a)		419,842	4,737

TOTAL ITALY			21,259

Japan - 14.5%
Ain Holdings, Inc.		77,700	3,678
Astellas Pharma, Inc.		1,379,600	20,024
Daiichikosho Co. Ltd.		74,400	2,481
Dentsu, Inc.		162,100	9,113
Don Quijote Holdings Co. Ltd.		177,700	6,528
Fast Retailing Co. Ltd.		20,700	7,561
Glory Ltd.		98,100	2,482
Hoya Corp.		677,700	27,966
Japan Exchange Group, Inc.		665,400	10,707
Japan Tobacco, Inc.		474,700	16,430
KDDI Corp.		622,700	15,068
Keyence Corp.		38,800	20,200
Minebea Ltd.		120,000	1,322
Misumi Group, Inc.		104,400	1,360
Mitsubishi UFJ Financial Group, Inc.		4,002,100	25,884
NGK Spark Plug Co. Ltd.		139,300	3,400
Nitori Holdings Co. Ltd.		75,400	5,880
Olympus Corp.		132,300	4,463
OMRON Corp.		31,400	1,040
ORIX Corp.		2,497,200	36,469
Rakuten, Inc.		1,226,300	16,988
Seven & i Holdings Co. Ltd.		129,500	5,883
SHIMANO, Inc.		54,800	8,635
Shinsei Bank Ltd.		2,310,000	4,844
SoftBank Corp.		226,100	12,668
Sundrug Co. Ltd.		100	5
Suzuki Motor Corp.		167,000	5,468
TDK Corp.		52,000	3,312
Tsuruha Holdings, Inc.		127,100	10,069
VT Holdings Co. Ltd.		437,600	2,706
Welcia Holdings Co. Ltd.		18,200	897

TOTAL JAPAN			293,531

Korea (South) - 0.2%
Orion Corp.		5,836	4,907
Luxembourg - 0.7%
Eurofins Scientific SA		36,500	13,215
Netherlands - 3.7%
AEGON NV		666,600	4,091
AerCap Holdings NV (a)		94,200	3,909
Altice NV:
Class A (a)		566,110	9,805
Class B (a)		231,909	4,119
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (c)		144,800	395
IMCD Group BV		135,500	5,069
ING Groep NV (Certificaten Van Aandelen)		883,700	12,861
NXP Semiconductors NV (a)		21,500	1,685
RELX NV		655,099	11,202
Unilever NV (Certificaten Van Aandelen) (Bearer)		490,300	22,170

TOTAL NETHERLANDS			75,306

Philippines - 0.2%
Alliance Global Group, Inc.		12,852,154	4,993
Singapore - 0.4%
Avago Technologies Ltd.		16,700	2,056
United Overseas Bank Ltd.		426,100	6,187

TOTAL SINGAPORE			8,243

South Africa - 1.2%
EOH Holdings Ltd.		427,200	4,723
Naspers Ltd. Class N		132,300	19,378

TOTAL SOUTH AFRICA			24,101

Spain - 1.9%
Amadeus IT Holding SA Class A		257,400	10,971
Hispania Activos Inmobiliarios SA (a)		207,200	3,122
Inditex SA		649,055	24,342

TOTAL SPAIN			38,435

Sweden - 2.4%
ASSA ABLOY AB (B Shares)		301,800	6,004
Coor Service Management Holding AB (a)		445,200	1,819
HEXPOL AB (B Shares)		151,200	1,472
Nordea Bank AB		1,101,000	12,178
Sandvik AB		271,200	2,536
Svenska Cellulosa AB (SCA) (B Shares)		585,900	17,257
Svenska Handelsbanken AB (A Shares)		560,400	7,611

TOTAL SWEDEN			48,877

Switzerland - 4.7%
Actelion Ltd.		58,435	8,123
Compagnie Financiere Richemont SA Series A		91,376	7,835
Credit Suisse Group AG (d)		288,213	6,633
GAM Holding Ltd.		84,407	1,546
Roche Holding AG (participation certificate)		80,592	21,881
Sika AG (Bearer)		2,320	7,614
Syngenta AG (Switzerland)		66,171	22,231
UBS Group AG		922,263	18,456

TOTAL SWITZERLAND			94,319

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		926,800	20,353
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)		837,400	4,051
United Kingdom - 18.2%
AA PLC		502,320	2,144
Al Noor Hospitals Group PLC		275,700	4,998
Associated British Foods PLC		175,100	9,326
B&M European Value Retail S.A.		1,969,499	10,123
Barclays PLC		2,393,576	8,528
BG Group PLC		1,008,869	15,939
British American Tobacco PLC sponsored ADR		103,200	12,188
British Land Co. PLC		165,514	2,221
BT Group PLC		2,052,100	14,655
Bunzl PLC		146,400	4,196
Capita Group PLC		266,100	5,230
Compass Group PLC		542,400	9,324
Diploma PLC		401,600	3,972
Essentra PLC		1,159,700	15,053
Exova Group Ltd. PLC		516,300	1,184
Hikma Pharmaceuticals PLC		219,418	7,320
Howden Joinery Group PLC		87,500	625
HSBC Holdings PLC sponsored ADR		69,097	2,700
IMI PLC		189,700	2,787
Imperial Tobacco Group PLC		211,895	11,430
Indivior PLC		864,100	2,739
ITV PLC		3,635,100	14,144
Johnson Matthey PLC		117,300	4,674
JUST EAT Ltd. (a)		170,300	1,118
Liberty Global PLC:
Class A (a)		143,600	6,393
Class C (a)		61,400	2,618
LiLAC Class A (a)		5,925	229
LiLAC Class C (a)		2,435	94
Lloyds Banking Group PLC		24,688,900	28,022
London Stock Exchange Group PLC		193,900	7,607
Meggitt PLC		460,741	2,512
Melrose PLC		604,900	2,482
Micro Focus International PLC		538,200	10,421
Next PLC		165,600	20,423
Poundland Group PLC		1,221,232	5,177
Prudential PLC		1,065,313	24,882
Reckitt Benckiser Group PLC		191,113	18,651
Rolls-Royce Group PLC		619,700	6,553
Royal Bank of Scotland Group PLC (a)		699,900	3,420
SABMiller PLC		188,000	11,578
Schroders PLC		132,100	6,075
Sophos Group PLC (a)		772,766	3,063
Spectris PLC		150,900	3,878
Sports Direct International PLC (a)		459,400	4,936
St. James's Place Capital PLC		1,081,000	16,073
The Restaurant Group PLC		138,100	1,526
Virgin Money Holdings Uk PLC		989,500	5,916
Whitbread PLC		122,013	9,341

TOTAL UNITED KINGDOM			368,488

United States of America - 6.8%
Alliance Data Systems Corp. (a)		20,900	6,214
Alphabet, Inc.:
Class A (a)		10,495	7,739
Class C		19,849	14,109
Amgen, Inc.		43,800	6,928
Baxalta, Inc.		159,300	5,489
Celgene Corp. (a)		45,300	5,559
Celldex Therapeutics, Inc. (a)		24,600	297
Cognizant Technology Solutions Corp. Class A (a)		44,400	3,024
Fidelity National Information Services, Inc.		102,700	7,489
HP, Inc.		180,500	4,866
Las Vegas Sands Corp.		175,100	8,669
MasterCard, Inc. Class A		127,700	12,641
McGraw Hill Financial, Inc.		174,300	16,147
Noble Energy, Inc.		86,100	3,086
Oceaneering International, Inc.		95,000	3,992
QUALCOMM, Inc.		115,500	6,863
The Blackstone Group LP		168,100	5,557
Visa, Inc. Class A		174,800	13,561
Western Digital Corp.		80,200	5,359

TOTAL UNITED STATES OF AMERICA			137,589

TOTAL COMMON STOCKS
(Cost $1,543,758)			1,896,693

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(d)		60,264	30
Series D (a)(d)		18,951	9
			39
Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.1%
Itau Unibanco Holding SA		305,800	2,099
Germany - 0.9%
Henkel AG & Co. KGaA		159,300	17,290
United Kingdom - 0.0%
Rolls-Royce Group PLC		57,446,190	89

TOTAL NONCONVERTIBLE PREFERRED STOCKS			19,478

TOTAL PREFERRED STOCKS
(Cost $17,951)			19,517
		Principal Amount (000s)(e)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (Cost $90)(f)		90	90

Preferred Securities - 0.1%
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (Cost $2,488)(c)(g)	EUR	1,620	1,926
		Shares	Value (000s)

Money Market Funds - 5.7%
Fidelity Cash Central Fund, 0.18% (h)		112,099,238	112,099
Fidelity Securities Lending Cash Central Fund, 0.19% (h)(i)		4,169,950	4,170
TOTAL MONEY MARKET FUNDS
(Cost $116,269)			116,269
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $1,680,556)			2,034,495
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(9,127)
NET ASSETS - 100%			$2,025,368

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
97 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	9,174	$439

The face value of futures purchased as a percentage of Net Assets is 0.5%

Currency Abbreviations

EUR – European Monetary Unit

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,321,000 or 0.1% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,673,000 or 0.3% of net assets.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $90,000.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Credit Suisse Group AG	10/21/15	$6,834
NJOY, Inc. Series C	6/7/13	$487
NJOY, Inc. Series D	2/14/14	$321

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$94
Fidelity Securities Lending Cash Central Fund	559
Total	$653

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$323,496	$202,317	$115,184	$5,995
Consumer Staples	250,165	119,540	130,625	--
Energy	50,305	34,366	15,939	--
Financials	433,555	159,870	273,685	--
Health Care	350,375	153,649	196,726	--
Industrials	130,849	90,450	40,399	--
Information Technology	250,095	210,427	39,668	--
Materials	74,031	49,725	24,306	--
Telecommunication Services	53,339	4,360	48,979	--
Government Obligations	90	--	90	--
Preferred Securities	1,926	--	1,926	--
Money Market Funds	116,269	116,269	--	--
Total Investments in Securities:	$2,034,495	$1,140,973	$887,527	$5,995
Derivative Instruments:
Assets
Futures Contracts	$439	$439	$--	$--
Total Assets	$439	$439	$--	$--
Total Derivative Instruments:	$439	$439	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$107,949
Level 2 to Level 1	$28,909

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$439	$0
Total Equity Risk	439	0
Total Value of Derivatives	$439	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $3,928) — See accompanying schedule: Unaffiliated issuers (cost $1,564,287)	$1,918,226
Fidelity Central Funds (cost $116,269)	116,269
Total Investments (cost $1,680,556)		$2,034,495
Segregated cash with brokers for derivative instruments		448
Foreign currency held at value (cost $254)		254
Receivable for investments sold		8,321
Receivable for fund shares sold		2,913
Dividends receivable		4,976
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		5
Other receivables		724
Total assets		2,052,155
Liabilities
Payable for investments purchased	$11,241
Payable for fund shares redeemed	8,661
Accrued management fee	1,117
Distribution and service plan fees payable	463
Payable for daily variation margin for derivative instruments	51
Other affiliated payables	418
Other payables and accrued expenses	666
Collateral on securities loaned, at value	4,170
Total liabilities		26,787
Net Assets		$2,025,368
Net Assets consist of:
Paid in capital		$4,281,587
Undistributed net investment income		12,633
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,623,269)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		354,417
Net Assets		$2,025,368
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($661,578 ÷ 32,911.1 shares)		$20.10
Maximum offering price per share (100/94.25 of $20.10)		$21.33
Class T:
Net Asset Value and redemption price per share ($271,487 ÷ 13,626.9 shares)		$19.92
Maximum offering price per share (100/96.50 of $19.92)		$20.64
Class B:
Net Asset Value and offering price per share ($11,093 ÷ 574.5 shares)(a)		$19.31
Class C:
Net Asset Value and offering price per share ($251,098 ÷ 13,086.2 shares)(a)		$19.19
Class I:
Net Asset Value, offering price and redemption price per share ($747,187 ÷ 36,519.7 shares)		$20.46
Class Z:
Net Asset Value, offering price and redemption price per share ($82,925 ÷ 4,052.2 shares)		$20.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$41,105
Interest		27
Income from Fidelity Central Funds		653
Income before foreign taxes withheld		41,785
Less foreign taxes withheld		(3,009)
Total income		38,776
Expenses
Management fee	$13,277
Transfer agent fees	4,255
Distribution and service plan fees	5,693
Accounting and security lending fees	876
Custodian fees and expenses	248
Independent trustees' compensation	8
Registration fees	135
Audit	84
Legal	6
Miscellaneous	21
Total expenses before reductions	24,603
Expense reductions	(147)	24,456
Net investment income (loss)		14,320
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,912
Foreign currency transactions	(294)
Futures contracts	(578)
Total net realized gain (loss)		39,040
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $41)	17,485
Assets and liabilities in foreign currencies	194
Futures contracts	439
Total change in net unrealized appreciation (depreciation)		18,118
Net gain (loss)		57,158
Net increase (decrease) in net assets resulting from operations		$71,478

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,320	$25,980
Net realized gain (loss)	39,040	174,288
Change in net unrealized appreciation (depreciation)	18,118	(153,908)
Net increase (decrease) in net assets resulting from operations	71,478	46,360
Distributions to shareholders from net investment income	(18,738)	(17,375)
Distributions to shareholders from net realized gain	(2,141)	(17,564)
Total distributions	(20,879)	(34,939)
Share transactions - net increase (decrease)	63,265	(109,770)
Redemption fees	27	19
Total increase (decrease) in net assets	113,891	(98,330)
Net Assets
Beginning of period	1,911,477	2,009,807
End of period (including undistributed net investment income of $12,633 and undistributed net investment income of $18,417, respectively)	$2,025,368	$1,911,477

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.56	$19.47	$15.63	$14.61	$15.63
Income from Investment Operations
Net investment income (loss)A	.15	.27B	.19	.18	.22C
Net realized and unrealized gain (loss)	.61	.17	3.92	1.03	(1.01)
Total from investment operations	.76	.44	4.11	1.21	(.79)
Distributions from net investment income	(.20)	(.18)	(.21)	(.19)	(.20)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.22)	(.35)	(.27)	(.19)	(.23)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$20.10	$19.56	$19.47	$15.63	$14.61
Total ReturnE,F	3.93%	2.28%	26.69%	8.47%	(5.15)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.22%	1.26%	1.31%	1.32%	1.31%
Expenses net of fee waivers, if any	1.22%	1.26%	1.30%	1.32%	1.31%
Expenses net of all reductions	1.21%	1.26%	1.28%	1.31%	1.29%
Net investment income (loss)	.75%	1.34%B	1.08%	1.20%	1.38%C
Supplemental Data
Net assets, end of period (in millions)	$662	$693	$756	$762	$916
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.38	$19.30	$15.49	$14.46	$15.47
Income from Investment Operations
Net investment income (loss)A	.10	.21B	.14	.14	.18C
Net realized and unrealized gain (loss)	.61	.18	3.89	1.03	(.99)
Total from investment operations	.71	.39	4.03	1.17	(.81)
Distributions from net investment income	(.15)	(.14)	(.16)	(.14)	(.16)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.17)	(.31)	(.22)	(.14)	(.20)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.92	$19.38	$19.30	$15.49	$14.46
Total ReturnF,G	3.67%	2.04%	26.37%	8.17%	(5.35)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.48%	1.51%	1.55%	1.58%	1.55%
Expenses net of fee waivers, if any	1.48%	1.51%	1.55%	1.58%	1.55%
Expenses net of all reductions	1.47%	1.51%	1.53%	1.57%	1.53%
Net investment income (loss)	.49%	1.09%B	.83%	.94%	1.14%C
Supplemental Data
Net assets, end of period (in millions)	$271	$284	$319	$304	$404
Portfolio turnover rateJ	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

 D Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.75	$18.65	$14.95	$13.91	$14.91
Income from Investment Operations
Net investment income (loss)A	(.01)	.10B	.05	.06	.09C
Net realized and unrealized gain (loss)	.59	.17	3.77	1.00	(.96)
Total from investment operations	.58	.27	3.82	1.06	(.87)
Distributions from net investment income	–	–	(.06)	(.02)	(.10)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.02)	(.17)	(.12)	(.02)	(.13)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$19.31	$18.75	$18.65	$14.95	$13.91
Total ReturnE,F	3.11%	1.45%	25.72%	7.64%	(5.89)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.05%	2.07%	2.08%	2.08%	2.08%
Expenses net of fee waivers, if any	2.05%	2.07%	2.08%	2.08%	2.08%
Expenses net of all reductions	2.04%	2.07%	2.06%	2.07%	2.06%
Net investment income (loss)	(.08)%	.53%B	.30%	.44%	.61%C
Supplemental Data
Net assets, end of period (in millions)	$11	$19	$36	$59	$94
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.68	$18.63	$14.97	$13.95	$14.95
Income from Investment Operations
Net investment income (loss)A	–B	.11C	.06	.06	.10D
Net realized and unrealized gain (loss)	.59	.18	3.75	1.01	(.96)
Total from investment operations	.59	.29	3.81	1.07	(.86)
Distributions from net investment income	(.06)	(.07)	(.09)	(.05)	(.11)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.08)	(.24)	(.15)	(.05)	(.14)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$19.19	$18.68	$18.63	$14.97	$13.95
Total ReturnE,F	3.15%	1.58%	25.71%	7.71%	(5.83)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.97%	2.00%	2.04%	2.06%	2.05%
Expenses net of fee waivers, if any	1.97%	2.00%	2.04%	2.06%	2.05%
Expenses net of all reductions	1.96%	2.00%	2.01%	2.05%	2.03%
Net investment income (loss)	- %I	.60%C	.35%	.46%	.64%D
Supplemental Data
Net assets, end of period (in millions)	$251	$243	$264	$246	$302
Portfolio turnover rateJ	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.91	$19.80	$15.90	$14.87	$15.90
Income from Investment Operations
Net investment income (loss)A	.21	.33B	.24	.23	.28C
Net realized and unrealized gain (loss)	.63	.18	3.98	1.05	(1.03)
Total from investment operations	.84	.51	4.22	1.28	(.75)
Distributions from net investment income	(.26)	(.23)	(.26)	(.25)	(.25)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.29)D	(.40)	(.32)	(.25)	(.28)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$20.46	$19.91	$19.80	$15.90	$14.87
Total ReturnF	4.24%	2.60%	27.03%	8.83%	(4.85)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.94%	.97%	.99%	1.00%	.99%
Expenses net of fee waivers, if any	.94%	.97%	.99%	1.00%	.99%
Expenses net of all reductions	.94%	.97%	.97%	.99%	.97%
Net investment income (loss)	1.03%	1.63%B	1.39%	1.52%	1.70%C
Supplemental Data
Net assets, end of period (in millions)	$747	$648	$636	$546	$723
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 D Total distributions of $.29 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.022 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class Z

		October 31,
Years ended October 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$19.93	$19.81	$18.54
Income from Investment Operations
Net investment income (loss)B	.24	.36C	.03
Net realized and unrealized gain (loss)	.61	.19	1.24
Total from investment operations	.85	.55	1.27
Distributions from net investment income	(.30)	(.26)	–
Distributions from net realized gain	(.02)	(.17)	–
Total distributions	(.32)	(.43)	–
Redemption fees added to paid in capitalB	–D	–D	–
Net asset value, end of period	$20.46	$19.93	$19.81
Total ReturnE,F	4.34%	2.81%	6.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.81%	.83%I
Expenses net of fee waivers, if any	.79%	.81%	.83%I
Expenses net of all reductions	.78%	.81%	.80%I
Net investment income (loss)	1.18%	1.79%C	.77%I
Supplemental Data
Net assets, end of period (000 omitted)	$82,925	$24,050	$107
Portfolio turnover rateJ	34%	40%	50%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$428,251
Gross unrealized depreciation	(91,122)
Net unrealized appreciation (depreciation) on securities	$337,129
Tax Cost	$1,697,366

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,761
Capital loss carryforward	$(2,606,019)
Net unrealized appreciation (depreciation) on securities and other investments	$337,144

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2017	$(2,606,019)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$20,879	$ 34,939

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(578) and a change in net unrealized appreciation (depreciation) of $439 related to its investment in futures contracts. This amount included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $650,132 and $663,500, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .42% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,665	$3
Class T	.25%	.25%	1,402	–(a)
Class B	.75%	.25%	151	113
Class C	.75%	.25%	2,475	120
			$5,693	$236

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$119
Class T	27
Class BA	7
Class CA	7
160

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,528.23
Class T	667.24
Class B	45.30
Class C	563.23
Class I	1,422.20
Class Z	30.05
	$ 4,255

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $559, including $1 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $97 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8 and a portion of class-level operating expenses as follows:

Amount
Class A	$17
Class T	7
Class B	–(a)
Class C	6
Class I	12
$42

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$7,030	$6,853
Class T	2,091	2,251
Class C	706	979
Class I	8,555	7,291
Class Z	356	1
Total	$18,738	$17,375
From net realized gain
Class A	$727	$6,584
Class T	317	2,789
Class B	21	307
Class C	280	2,390
Class I	770	5,493
Class Z	26	1
Total	$2,141	$17,564

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	6,331	4,795	$128,828	$94,751
Reinvestment of distributions	378	646	7,410	12,430
Shares redeemed	(9,229)	(8,821)	(183,333)	(174,243)
Net increase (decrease)	(2,520)	(3,380)	$(47,095)	$(67,062)
Class T
Shares sold	1,574	1,185	$31,817	$23,252
Reinvestment of distributions	120	249	2,332	4,764
Shares redeemed	(2,697)	(3,330)	(53,711)	(65,214)
Net increase (decrease)	(1,003)	(1,896)	$(19,562)	$(37,198)
Class B
Shares sold	20	29	$400	$537
Reinvestment of distributions	1	15	19	278
Shares redeemed	(467)	(933)	(9,077)	(17,767)
Net increase (decrease)	(446)	(889)	$(8,658)	$(16,952)
Class C
Shares sold	2,044	874	$40,003	$16,572
Reinvestment of distributions	44	149	826	2,754
Shares redeemed	(2,036)	(2,144)	(39,156)	(40,544)
Net increase (decrease)	52	(1,121)	$1,673	$(21,218)
Class I
Shares sold	13,465	7,676	$273,323	$154,759
Reinvestment of distributions	415	582	8,253	11,367
Shares redeemed	(9,912)	(7,810)	(200,987)	(158,739)
Net increase (decrease)	3,968	448	$80,589	$7,387
Class Z
Shares sold	3,275	1,246	$65,174	$26,144
Reinvestment of distributions	19	–	382	2
Shares redeemed	(449)	(44)	(9,238)	(873)
Net increase (decrease)	2,845	1,202	$56,318	$25,273

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Diversified International Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.21%
Actual		$1,000.00	$963.60	$5.99
Hypothetical-C		$1,000.00	$1,019.11	$6.16
Class T	1.47%
Actual		$1,000.00	$962.30	$7.27
Hypothetical-C		$1,000.00	$1,017.80	$7.48
Class B	2.03%
Actual		$1,000.00	$959.70	$10.03
Hypothetical-C		$1,000.00	$1,014.97	$10.31
Class C	1.96%
Actual		$1,000.00	$960.00	$9.68
Hypothetical-C		$1,000.00	$1,015.32	$9.96
Class I	.94%
Actual		$1,000.00	$965.10	$4.66
Hypothetical-C		$1,000.00	$1,020.47	$4.79
Class Z	.79%
Actual		$1,000.00	$965.50	$3.91
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends–received deduction for corporate shareholders:

	12/05/2014	12/26/2014

Class A	7%	13%
Class T	10%	13%
Class B	–	13%
Class C	21%	13%

Class A designates 100%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$0.2197	$0.0197
	12/29/14	$0.0220	$0.0000
Class T	12/08/14	$0.1647	$0.0197
	12/29/14	$0.0220	$0.0000
Class B	12/08/14	$0.0000	$0.0000
	12/29/14	$0.0220	$0.0000
Class C	12/08/14	$0.0747	$0.0197
	12/29/14	$0.0220	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

2014 Total Return % vs. Morningstar Foreign Large Blend and MSCI EAFE (Net MA):

-3.0
-4.0
-5.0
-6.0
-7.0
-8.0
-3.0
-4.1
-4.8
-3.5
-6.7
1 Year
53
48
43
38
33
28
23
47.7
43.0
37.5
38.3
28.8
3 Year
48
43
38
33
28
23
18
41.0
33.5
30.5
34.2
22.2
5 Year
75% beaten
Class I
Benchmark
Class B
25% beaten

% Beaten			
Class A	77%	92%	89%
Class B	69%	86%	73%
Class C	71%	86%	74%
Class I	80%	93%	91%
Class T	75%	90%	85%
Class Z	81%	-	-

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ADIF-ANN-1215
1.728709.116

Fidelity Advisor® Diversified International Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	4.24%	7.06%	4.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$15,124	Fidelity Advisor® Diversified International Fund - Class I
$15,102	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Bower:  For the year, the fund’s share classes (excluding sales charges, if applicable) substantially outpaced the 0.08% result of the MSCI EAFE Index. Results versus the benchmark were affected by a downward fair-value pricing adjustment of -0.66 percentage points. Both stock selection and sector allocation helped the fund’s outperformance. Stock picks in the financials sector proved particularly beneficial, as did an overweighting in information technology and an underweighting in energy – avoidance of Royal Dutch Shell in particular. Positioning in the industrials and telecommunication services sectors were the fund's only overall sector negatives. From a geographical perspective, picks in Europe and the U.K. helped most, along with positioning in Asia Pacific ex Japan. An underweighting in Japan and unfavorable stock selection in the out-of-index emerging markets group detracted most. Among individual stocks, an overweighting in multinational cable and telecommunications provider Altice headed the list both of contributors and of detractors, blending to a net positive. After a strong run-up during the period, Altice changed its corporate structure and split its stock into two newly formed share classes, both of which declined in value. An overweighting in ORIX and a stake in out-of-index Alimentation Couche-Tard helped; gaming stocks Sands China and Melco Crown Entertainment detracted. The fund reduced its holdings in Sands China and eliminated Melco Crown. At period end, the fund remains positioned for a slow-growth world.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.9
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
Sanofi SA (France, Pharmaceuticals)	1.4	1.2
	8.2

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	21.4
Health Care	17.4	16.8
Consumer Discretionary	16.1	17.5
Consumer Staples	12.3	11.2
Information Technology	12.3	13.0

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	18.2	17.7
Japan	14.5	16.0
Germany	7.6	6.6
United States of America	7.3	7.0
Switzerland	4.7	4.6

Percentages are adjusted for the effect of open futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks and Equity Futures	95.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

As of April 30, 2015
Stocks and Equity Futures	97.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 93.7%
		Shares	Value (000s)
Australia - 0.9%
Ansell Ltd.		258,534	$3,679
Australia & New Zealand Banking Group Ltd.		628,447	12,154
CSL Ltd.		23,957	1,592

TOTAL AUSTRALIA			17,425

Austria - 0.3%
Andritz AG		52,900	2,664
Zumtobel AG		134,400	3,059

TOTAL AUSTRIA			5,723

Bailiwick of Jersey - 2.2%
Integrated Diagnostics Holdings PLC (a)		164,400	906
Shire PLC		255,300	19,334
Wolseley PLC		232,408	13,645
WPP PLC		445,924	9,996

TOTAL BAILIWICK OF JERSEY			43,881

Belgium - 2.5%
Anheuser-Busch InBev SA NV		274,331	32,734
Fagron NV		50,400	1,238
KBC Groep NV		272,295	16,588

TOTAL BELGIUM			50,560

Canada - 3.6%
Agrium, Inc.		44,300	4,121
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		421,300	18,123
Canadian Energy Services & Technology Corp. (b)		223,800	967
CGI Group, Inc. Class A (sub. vtg.) (a)		326,100	12,113
Constellation Software, Inc.		26,400	11,407
Entertainment One Ltd.		299,433	1,014
Fairfax India Holdings Corp. (a)		494,000	5,187
Imperial Oil Ltd.		105,900	3,524
Keyera Corp. (b)		98,200	3,030
PrairieSky Royalty Ltd.		38,000	748
Suncor Energy, Inc.		274,400	8,165
Tourmaline Oil Corp. (a)		171,500	3,569

TOTAL CANADA			71,968

Cayman Islands - 1.7%
58.com, Inc. ADR (a)		43,400	2,278
Alibaba Group Holding Ltd. sponsored ADR (a)		146,000	12,239
Baidu.com, Inc. sponsored ADR (a)		34,600	6,486
China Modern Dairy Holdings Ltd. (b)		5,945,000	1,788
Lee's Pharmaceutical Holdings Ltd.		1,208,500	1,560
PW Medtech Group Ltd. (a)(b)		5,174,000	1,082
Regina Miracle International Holdings Ltd.		1,962,558	1,779
Sands China Ltd.		976,400	3,516
Vipshop Holdings Ltd. ADR (a)		154,000	3,160

TOTAL CAYMAN ISLANDS			33,888

China - 0.7%
Inner Mongoli Yili Industries Co. Ltd.		987,208	2,483
Kweichow Moutai Co. Ltd.		175,010	5,909
Qingdao Haier Co. Ltd.		3,912,122	5,956
Weifu High-Technology Co. Ltd. (B Shares)		206,200	526

TOTAL CHINA			14,874

Curacao - 0.4%
Schlumberger Ltd.		93,200	7,285
Denmark - 2.6%
Genmab A/S (a)		114,600	11,304
NNIT A/S		132,887	3,057
Novo Nordisk A/S Series B		712,640	37,845

TOTAL DENMARK			52,206

Finland - 0.3%
Sampo Oyj (A Shares)		113,300	5,542
France - 3.9%
Accor SA		85,369	4,247
Air Liquide SA		60,260	7,813
AXA SA		486,600	12,986
BNP Paribas SA		53,743	3,266
Capgemini SA		46,900	4,179
Danone SA		87,747	6,098
Publicis Groupe SA		106,810	6,937
Sanofi SA		290,858	29,341
VINCI SA		45,600	3,078
Zodiac Aerospace		56,500	1,429

TOTAL FRANCE			79,374

Germany - 6.7%
adidas AG		83,390	7,473
Bayer AG		224,952	30,018
Brenntag AG		75,600	4,568
Continental AG		45,800	11,015
Deutsche Boerse AG		49,200	4,531
Deutsche Post AG		136,001	4,040
Fresenius SE & Co. KGaA		338,000	24,837
KION Group AG		108,500	4,893
Linde AG		9,947	1,726
OSRAM Licht AG		214,794	12,639
ProSiebenSat.1 Media AG		254,000	13,739
SAP AG		119,272	9,403
Symrise AG		110,100	7,252

TOTAL GERMANY			136,134

Hong Kong - 1.8%
AIA Group Ltd.		4,847,600	28,423
China Resources Beer Holdings Co. Ltd.		1,306,000	2,466
Hang Seng Bank Ltd.		139,800	2,565
Techtronic Industries Co. Ltd.		925,000	3,382

TOTAL HONG KONG			36,836

India - 3.1%
Apollo Hospitals Enterprise Ltd. (a)		155,738	3,122
Axis Bank Ltd. (a)		599,285	4,340
Bharti Infratel Ltd.		1,109,288	6,588
Edelweiss Financial Services Ltd.		2,655,200	2,410
Exide Industries Ltd. (a)		1,136,771	2,593
HCL Technologies Ltd.		249,980	3,327
HDFC Bank Ltd. (a)		793,748	15,920
Housing Development Finance Corp. Ltd.		635,436	12,172
ITC Ltd.		1,229,144	6,277
Just Dial Ltd.		195,017	2,386
LIC Housing Finance Ltd. (a)		274,208	2,002
Pidilite Industries Ltd. (a)		241,934	2,075

TOTAL INDIA			63,212

Indonesia - 0.4%
PT Bank Central Asia Tbk		4,594,100	4,316
PT Bank Rakyat Indonesia Tbk		6,106,100	4,673

TOTAL INDONESIA			8,989

Ireland - 3.2%
Allergan PLC (a)		64,300	19,835
DCC PLC (United Kingdom)		71,500	5,737
Greencore Group PLC		994,821	4,632
Horizon Pharma PLC (a)		184,300	2,897
Kerry Group PLC Class A		97,100	7,896
Medtronic PLC		121,000	8,944
Ryanair Holdings PLC sponsored ADR		184,860	14,454

TOTAL IRELAND			64,395

Isle of Man - 0.6%
Optimal Payments PLC (a)		1,284,533	6,020
Playtech Ltd.		406,983	5,371

TOTAL ISLE OF MAN			11,391

Israel - 1.7%
Cellcom Israel Ltd. (Israel) (a)		486,900	3,624
Check Point Software Technologies Ltd. (a)		120,100	10,201
Partner Communications Co. Ltd. (a)		162,104	736
Teva Pharmaceutical Industries Ltd. sponsored ADR		351,100	20,782

TOTAL ISRAEL			35,343

Italy - 1.0%
Intesa Sanpaolo SpA		3,501,400	12,198
Mediaset SpA		851,100	4,324
World Duty Free SpA (a)		419,842	4,737

TOTAL ITALY			21,259

Japan - 14.5%
Ain Holdings, Inc.		77,700	3,678
Astellas Pharma, Inc.		1,379,600	20,024
Daiichikosho Co. Ltd.		74,400	2,481
Dentsu, Inc.		162,100	9,113
Don Quijote Holdings Co. Ltd.		177,700	6,528
Fast Retailing Co. Ltd.		20,700	7,561
Glory Ltd.		98,100	2,482
Hoya Corp.		677,700	27,966
Japan Exchange Group, Inc.		665,400	10,707
Japan Tobacco, Inc.		474,700	16,430
KDDI Corp.		622,700	15,068
Keyence Corp.		38,800	20,200
Minebea Ltd.		120,000	1,322
Misumi Group, Inc.		104,400	1,360
Mitsubishi UFJ Financial Group, Inc.		4,002,100	25,884
NGK Spark Plug Co. Ltd.		139,300	3,400
Nitori Holdings Co. Ltd.		75,400	5,880
Olympus Corp.		132,300	4,463
OMRON Corp.		31,400	1,040
ORIX Corp.		2,497,200	36,469
Rakuten, Inc.		1,226,300	16,988
Seven & i Holdings Co. Ltd.		129,500	5,883
SHIMANO, Inc.		54,800	8,635
Shinsei Bank Ltd.		2,310,000	4,844
SoftBank Corp.		226,100	12,668
Sundrug Co. Ltd.		100	5
Suzuki Motor Corp.		167,000	5,468
TDK Corp.		52,000	3,312
Tsuruha Holdings, Inc.		127,100	10,069
VT Holdings Co. Ltd.		437,600	2,706
Welcia Holdings Co. Ltd.		18,200	897

TOTAL JAPAN			293,531

Korea (South) - 0.2%
Orion Corp.		5,836	4,907
Luxembourg - 0.7%
Eurofins Scientific SA		36,500	13,215
Netherlands - 3.7%
AEGON NV		666,600	4,091
AerCap Holdings NV (a)		94,200	3,909
Altice NV:
Class A (a)		566,110	9,805
Class B (a)		231,909	4,119
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (c)		144,800	395
IMCD Group BV		135,500	5,069
ING Groep NV (Certificaten Van Aandelen)		883,700	12,861
NXP Semiconductors NV (a)		21,500	1,685
RELX NV		655,099	11,202
Unilever NV (Certificaten Van Aandelen) (Bearer)		490,300	22,170

TOTAL NETHERLANDS			75,306

Philippines - 0.2%
Alliance Global Group, Inc.		12,852,154	4,993
Singapore - 0.4%
Avago Technologies Ltd.		16,700	2,056
United Overseas Bank Ltd.		426,100	6,187

TOTAL SINGAPORE			8,243

South Africa - 1.2%
EOH Holdings Ltd.		427,200	4,723
Naspers Ltd. Class N		132,300	19,378

TOTAL SOUTH AFRICA			24,101

Spain - 1.9%
Amadeus IT Holding SA Class A		257,400	10,971
Hispania Activos Inmobiliarios SA (a)		207,200	3,122
Inditex SA		649,055	24,342

TOTAL SPAIN			38,435

Sweden - 2.4%
ASSA ABLOY AB (B Shares)		301,800	6,004
Coor Service Management Holding AB (a)		445,200	1,819
HEXPOL AB (B Shares)		151,200	1,472
Nordea Bank AB		1,101,000	12,178
Sandvik AB		271,200	2,536
Svenska Cellulosa AB (SCA) (B Shares)		585,900	17,257
Svenska Handelsbanken AB (A Shares)		560,400	7,611

TOTAL SWEDEN			48,877

Switzerland - 4.7%
Actelion Ltd.		58,435	8,123
Compagnie Financiere Richemont SA Series A		91,376	7,835
Credit Suisse Group AG (d)		288,213	6,633
GAM Holding Ltd.		84,407	1,546
Roche Holding AG (participation certificate)		80,592	21,881
Sika AG (Bearer)		2,320	7,614
Syngenta AG (Switzerland)		66,171	22,231
UBS Group AG		922,263	18,456

TOTAL SWITZERLAND			94,319

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		926,800	20,353
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)		837,400	4,051
United Kingdom - 18.2%
AA PLC		502,320	2,144
Al Noor Hospitals Group PLC		275,700	4,998
Associated British Foods PLC		175,100	9,326
B&M European Value Retail S.A.		1,969,499	10,123
Barclays PLC		2,393,576	8,528
BG Group PLC		1,008,869	15,939
British American Tobacco PLC sponsored ADR		103,200	12,188
British Land Co. PLC		165,514	2,221
BT Group PLC		2,052,100	14,655
Bunzl PLC		146,400	4,196
Capita Group PLC		266,100	5,230
Compass Group PLC		542,400	9,324
Diploma PLC		401,600	3,972
Essentra PLC		1,159,700	15,053
Exova Group Ltd. PLC		516,300	1,184
Hikma Pharmaceuticals PLC		219,418	7,320
Howden Joinery Group PLC		87,500	625
HSBC Holdings PLC sponsored ADR		69,097	2,700
IMI PLC		189,700	2,787
Imperial Tobacco Group PLC		211,895	11,430
Indivior PLC		864,100	2,739
ITV PLC		3,635,100	14,144
Johnson Matthey PLC		117,300	4,674
JUST EAT Ltd. (a)		170,300	1,118
Liberty Global PLC:
Class A (a)		143,600	6,393
Class C (a)		61,400	2,618
LiLAC Class A (a)		5,925	229
LiLAC Class C (a)		2,435	94
Lloyds Banking Group PLC		24,688,900	28,022
London Stock Exchange Group PLC		193,900	7,607
Meggitt PLC		460,741	2,512
Melrose PLC		604,900	2,482
Micro Focus International PLC		538,200	10,421
Next PLC		165,600	20,423
Poundland Group PLC		1,221,232	5,177
Prudential PLC		1,065,313	24,882
Reckitt Benckiser Group PLC		191,113	18,651
Rolls-Royce Group PLC		619,700	6,553
Royal Bank of Scotland Group PLC (a)		699,900	3,420
SABMiller PLC		188,000	11,578
Schroders PLC		132,100	6,075
Sophos Group PLC (a)		772,766	3,063
Spectris PLC		150,900	3,878
Sports Direct International PLC (a)		459,400	4,936
St. James's Place Capital PLC		1,081,000	16,073
The Restaurant Group PLC		138,100	1,526
Virgin Money Holdings Uk PLC		989,500	5,916
Whitbread PLC		122,013	9,341

TOTAL UNITED KINGDOM			368,488

United States of America - 6.8%
Alliance Data Systems Corp. (a)		20,900	6,214
Alphabet, Inc.:
Class A (a)		10,495	7,739
Class C		19,849	14,109
Amgen, Inc.		43,800	6,928
Baxalta, Inc.		159,300	5,489
Celgene Corp. (a)		45,300	5,559
Celldex Therapeutics, Inc. (a)		24,600	297
Cognizant Technology Solutions Corp. Class A (a)		44,400	3,024
Fidelity National Information Services, Inc.		102,700	7,489
HP, Inc.		180,500	4,866
Las Vegas Sands Corp.		175,100	8,669
MasterCard, Inc. Class A		127,700	12,641
McGraw Hill Financial, Inc.		174,300	16,147
Noble Energy, Inc.		86,100	3,086
Oceaneering International, Inc.		95,000	3,992
QUALCOMM, Inc.		115,500	6,863
The Blackstone Group LP		168,100	5,557
Visa, Inc. Class A		174,800	13,561
Western Digital Corp.		80,200	5,359

TOTAL UNITED STATES OF AMERICA			137,589

TOTAL COMMON STOCKS
(Cost $1,543,758)			1,896,693

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(d)		60,264	30
Series D (a)(d)		18,951	9
			39
Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.1%
Itau Unibanco Holding SA		305,800	2,099
Germany - 0.9%
Henkel AG & Co. KGaA		159,300	17,290
United Kingdom - 0.0%
Rolls-Royce Group PLC		57,446,190	89

TOTAL NONCONVERTIBLE PREFERRED STOCKS			19,478

TOTAL PREFERRED STOCKS
(Cost $17,951)			19,517
		Principal Amount (000s)(e)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (Cost $90)(f)		90	90

Preferred Securities - 0.1%
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (Cost $2,488)(c)(g)	EUR	1,620	1,926
		Shares	Value (000s)

Money Market Funds - 5.7%
Fidelity Cash Central Fund, 0.18% (h)		112,099,238	112,099
Fidelity Securities Lending Cash Central Fund, 0.19% (h)(i)		4,169,950	4,170
TOTAL MONEY MARKET FUNDS
(Cost $116,269)			116,269
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $1,680,556)			2,034,495
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(9,127)
NET ASSETS - 100%			$2,025,368

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
97 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	9,174	$439

The face value of futures purchased as a percentage of Net Assets is 0.5%

Currency Abbreviations

EUR – European Monetary Unit

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,321,000 or 0.1% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,673,000 or 0.3% of net assets.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $90,000.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Credit Suisse Group AG	10/21/15	$6,834
NJOY, Inc. Series C	6/7/13	$487
NJOY, Inc. Series D	2/14/14	$321

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$94
Fidelity Securities Lending Cash Central Fund	559
Total	$653

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$323,496	$202,317	$115,184	$5,995
Consumer Staples	250,165	119,540	130,625	--
Energy	50,305	34,366	15,939	--
Financials	433,555	159,870	273,685	--
Health Care	350,375	153,649	196,726	--
Industrials	130,849	90,450	40,399	--
Information Technology	250,095	210,427	39,668	--
Materials	74,031	49,725	24,306	--
Telecommunication Services	53,339	4,360	48,979	--
Government Obligations	90	--	90	--
Preferred Securities	1,926	--	1,926	--
Money Market Funds	116,269	116,269	--	--
Total Investments in Securities:	$2,034,495	$1,140,973	$887,527	$5,995
Derivative Instruments:
Assets
Futures Contracts	$439	$439	$--	$--
Total Assets	$439	$439	$--	$--
Total Derivative Instruments:	$439	$439	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$107,949
Level 2 to Level 1	$28,909

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$439	$0
Total Equity Risk	439	0
Total Value of Derivatives	$439	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $3,928) — See accompanying schedule: Unaffiliated issuers (cost $1,564,287)	$1,918,226
Fidelity Central Funds (cost $116,269)	116,269
Total Investments (cost $1,680,556)		$2,034,495
Segregated cash with brokers for derivative instruments		448
Foreign currency held at value (cost $254)		254
Receivable for investments sold		8,321
Receivable for fund shares sold		2,913
Dividends receivable		4,976
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		5
Other receivables		724
Total assets		2,052,155
Liabilities
Payable for investments purchased	$11,241
Payable for fund shares redeemed	8,661
Accrued management fee	1,117
Distribution and service plan fees payable	463
Payable for daily variation margin for derivative instruments	51
Other affiliated payables	418
Other payables and accrued expenses	666
Collateral on securities loaned, at value	4,170
Total liabilities		26,787
Net Assets		$2,025,368
Net Assets consist of:
Paid in capital		$4,281,587
Undistributed net investment income		12,633
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,623,269)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		354,417
Net Assets		$2,025,368
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($661,578 ÷ 32,911.1 shares)		$20.10
Maximum offering price per share (100/94.25 of $20.10)		$21.33
Class T:
Net Asset Value and redemption price per share ($271,487 ÷ 13,626.9 shares)		$19.92
Maximum offering price per share (100/96.50 of $19.92)		$20.64
Class B:
Net Asset Value and offering price per share ($11,093 ÷ 574.5 shares)(a)		$19.31
Class C:
Net Asset Value and offering price per share ($251,098 ÷ 13,086.2 shares)(a)		$19.19
Class I:
Net Asset Value, offering price and redemption price per share ($747,187 ÷ 36,519.7 shares)		$20.46
Class Z:
Net Asset Value, offering price and redemption price per share ($82,925 ÷ 4,052.2 shares)		$20.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$41,105
Interest		27
Income from Fidelity Central Funds		653
Income before foreign taxes withheld		41,785
Less foreign taxes withheld		(3,009)
Total income		38,776
Expenses
Management fee	$13,277
Transfer agent fees	4,255
Distribution and service plan fees	5,693
Accounting and security lending fees	876
Custodian fees and expenses	248
Independent trustees' compensation	8
Registration fees	135
Audit	84
Legal	6
Miscellaneous	21
Total expenses before reductions	24,603
Expense reductions	(147)	24,456
Net investment income (loss)		14,320
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,912
Foreign currency transactions	(294)
Futures contracts	(578)
Total net realized gain (loss)		39,040
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $41)	17,485
Assets and liabilities in foreign currencies	194
Futures contracts	439
Total change in net unrealized appreciation (depreciation)		18,118
Net gain (loss)		57,158
Net increase (decrease) in net assets resulting from operations		$71,478

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,320	$25,980
Net realized gain (loss)	39,040	174,288
Change in net unrealized appreciation (depreciation)	18,118	(153,908)
Net increase (decrease) in net assets resulting from operations	71,478	46,360
Distributions to shareholders from net investment income	(18,738)	(17,375)
Distributions to shareholders from net realized gain	(2,141)	(17,564)
Total distributions	(20,879)	(34,939)
Share transactions - net increase (decrease)	63,265	(109,770)
Redemption fees	27	19
Total increase (decrease) in net assets	113,891	(98,330)
Net Assets
Beginning of period	1,911,477	2,009,807
End of period (including undistributed net investment income of $12,633 and undistributed net investment income of $18,417, respectively)	$2,025,368	$1,911,477

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.56	$19.47	$15.63	$14.61	$15.63
Income from Investment Operations
Net investment income (loss)A	.15	.27B	.19	.18	.22C
Net realized and unrealized gain (loss)	.61	.17	3.92	1.03	(1.01)
Total from investment operations	.76	.44	4.11	1.21	(.79)
Distributions from net investment income	(.20)	(.18)	(.21)	(.19)	(.20)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.22)	(.35)	(.27)	(.19)	(.23)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$20.10	$19.56	$19.47	$15.63	$14.61
Total ReturnE,F	3.93%	2.28%	26.69%	8.47%	(5.15)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.22%	1.26%	1.31%	1.32%	1.31%
Expenses net of fee waivers, if any	1.22%	1.26%	1.30%	1.32%	1.31%
Expenses net of all reductions	1.21%	1.26%	1.28%	1.31%	1.29%
Net investment income (loss)	.75%	1.34%B	1.08%	1.20%	1.38%C
Supplemental Data
Net assets, end of period (in millions)	$662	$693	$756	$762	$916
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.38	$19.30	$15.49	$14.46	$15.47
Income from Investment Operations
Net investment income (loss)A	.10	.21B	.14	.14	.18C
Net realized and unrealized gain (loss)	.61	.18	3.89	1.03	(.99)
Total from investment operations	.71	.39	4.03	1.17	(.81)
Distributions from net investment income	(.15)	(.14)	(.16)	(.14)	(.16)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.17)	(.31)	(.22)	(.14)	(.20)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.92	$19.38	$19.30	$15.49	$14.46
Total ReturnF,G	3.67%	2.04%	26.37%	8.17%	(5.35)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.48%	1.51%	1.55%	1.58%	1.55%
Expenses net of fee waivers, if any	1.48%	1.51%	1.55%	1.58%	1.55%
Expenses net of all reductions	1.47%	1.51%	1.53%	1.57%	1.53%
Net investment income (loss)	.49%	1.09%B	.83%	.94%	1.14%C
Supplemental Data
Net assets, end of period (in millions)	$271	$284	$319	$304	$404
Portfolio turnover rateJ	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

 D Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.75	$18.65	$14.95	$13.91	$14.91
Income from Investment Operations
Net investment income (loss)A	(.01)	.10B	.05	.06	.09C
Net realized and unrealized gain (loss)	.59	.17	3.77	1.00	(.96)
Total from investment operations	.58	.27	3.82	1.06	(.87)
Distributions from net investment income	–	–	(.06)	(.02)	(.10)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.02)	(.17)	(.12)	(.02)	(.13)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$19.31	$18.75	$18.65	$14.95	$13.91
Total ReturnE,F	3.11%	1.45%	25.72%	7.64%	(5.89)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.05%	2.07%	2.08%	2.08%	2.08%
Expenses net of fee waivers, if any	2.05%	2.07%	2.08%	2.08%	2.08%
Expenses net of all reductions	2.04%	2.07%	2.06%	2.07%	2.06%
Net investment income (loss)	(.08)%	.53%B	.30%	.44%	.61%C
Supplemental Data
Net assets, end of period (in millions)	$11	$19	$36	$59	$94
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.68	$18.63	$14.97	$13.95	$14.95
Income from Investment Operations
Net investment income (loss)A	–B	.11C	.06	.06	.10D
Net realized and unrealized gain (loss)	.59	.18	3.75	1.01	(.96)
Total from investment operations	.59	.29	3.81	1.07	(.86)
Distributions from net investment income	(.06)	(.07)	(.09)	(.05)	(.11)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.08)	(.24)	(.15)	(.05)	(.14)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$19.19	$18.68	$18.63	$14.97	$13.95
Total ReturnE,F	3.15%	1.58%	25.71%	7.71%	(5.83)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.97%	2.00%	2.04%	2.06%	2.05%
Expenses net of fee waivers, if any	1.97%	2.00%	2.04%	2.06%	2.05%
Expenses net of all reductions	1.96%	2.00%	2.01%	2.05%	2.03%
Net investment income (loss)	- %I	.60%C	.35%	.46%	.64%D
Supplemental Data
Net assets, end of period (in millions)	$251	$243	$264	$246	$302
Portfolio turnover rateJ	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.91	$19.80	$15.90	$14.87	$15.90
Income from Investment Operations
Net investment income (loss)A	.21	.33B	.24	.23	.28C
Net realized and unrealized gain (loss)	.63	.18	3.98	1.05	(1.03)
Total from investment operations	.84	.51	4.22	1.28	(.75)
Distributions from net investment income	(.26)	(.23)	(.26)	(.25)	(.25)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.29)D	(.40)	(.32)	(.25)	(.28)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$20.46	$19.91	$19.80	$15.90	$14.87
Total ReturnF	4.24%	2.60%	27.03%	8.83%	(4.85)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.94%	.97%	.99%	1.00%	.99%
Expenses net of fee waivers, if any	.94%	.97%	.99%	1.00%	.99%
Expenses net of all reductions	.94%	.97%	.97%	.99%	.97%
Net investment income (loss)	1.03%	1.63%B	1.39%	1.52%	1.70%C
Supplemental Data
Net assets, end of period (in millions)	$747	$648	$636	$546	$723
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 D Total distributions of $.29 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.022 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class Z

		October 31,
Years ended October 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$19.93	$19.81	$18.54
Income from Investment Operations
Net investment income (loss)B	.24	.36C	.03
Net realized and unrealized gain (loss)	.61	.19	1.24
Total from investment operations	.85	.55	1.27
Distributions from net investment income	(.30)	(.26)	–
Distributions from net realized gain	(.02)	(.17)	–
Total distributions	(.32)	(.43)	–
Redemption fees added to paid in capitalB	–D	–D	–
Net asset value, end of period	$20.46	$19.93	$19.81
Total ReturnE,F	4.34%	2.81%	6.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.81%	.83%I
Expenses net of fee waivers, if any	.79%	.81%	.83%I
Expenses net of all reductions	.78%	.81%	.80%I
Net investment income (loss)	1.18%	1.79%C	.77%I
Supplemental Data
Net assets, end of period (000 omitted)	$82,925	$24,050	$107
Portfolio turnover rateJ	34%	40%	50%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$428,251
Gross unrealized depreciation	(91,122)
Net unrealized appreciation (depreciation) on securities	$337,129
Tax Cost	$1,697,366

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,761
Capital loss carryforward	$(2,606,019)
Net unrealized appreciation (depreciation) on securities and other investments	$337,144

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2017	$(2,606,019)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$20,879	$ 34,939

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(578) and a change in net unrealized appreciation (depreciation) of $439 related to its investment in futures contracts. This amount included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $650,132 and $663,500, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .42% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,665	$3
Class T	.25%	.25%	1,402	–(a)
Class B	.75%	.25%	151	113
Class C	.75%	.25%	2,475	120
			$5,693	$236

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$119
Class T	27
Class BA	7
Class CA	7
160

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,528.23
Class T	667.24
Class B	45.30
Class C	563.23
Class I	1,422.20
Class Z	30.05
	$ 4,255

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $559, including $1 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $97 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8 and a portion of class-level operating expenses as follows:

Amount
Class A	$17
Class T	7
Class B	–(a)
Class C	6
Class I	12
$42

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$7,030	$6,853
Class T	2,091	2,251
Class C	706	979
Class I	8,555	7,291
Class Z	356	1
Total	$18,738	$17,375
From net realized gain
Class A	$727	$6,584
Class T	317	2,789
Class B	21	307
Class C	280	2,390
Class I	770	5,493
Class Z	26	1
Total	$2,141	$17,564

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	6,331	4,795	$128,828	$94,751
Reinvestment of distributions	378	646	7,410	12,430
Shares redeemed	(9,229)	(8,821)	(183,333)	(174,243)
Net increase (decrease)	(2,520)	(3,380)	$(47,095)	$(67,062)
Class T
Shares sold	1,574	1,185	$31,817	$23,252
Reinvestment of distributions	120	249	2,332	4,764
Shares redeemed	(2,697)	(3,330)	(53,711)	(65,214)
Net increase (decrease)	(1,003)	(1,896)	$(19,562)	$(37,198)
Class B
Shares sold	20	29	$400	$537
Reinvestment of distributions	1	15	19	278
Shares redeemed	(467)	(933)	(9,077)	(17,767)
Net increase (decrease)	(446)	(889)	$(8,658)	$(16,952)
Class C
Shares sold	2,044	874	$40,003	$16,572
Reinvestment of distributions	44	149	826	2,754
Shares redeemed	(2,036)	(2,144)	(39,156)	(40,544)
Net increase (decrease)	52	(1,121)	$1,673	$(21,218)
Class I
Shares sold	13,465	7,676	$273,323	$154,759
Reinvestment of distributions	415	582	8,253	11,367
Shares redeemed	(9,912)	(7,810)	(200,987)	(158,739)
Net increase (decrease)	3,968	448	$80,589	$7,387
Class Z
Shares sold	3,275	1,246	$65,174	$26,144
Reinvestment of distributions	19	–	382	2
Shares redeemed	(449)	(44)	(9,238)	(873)
Net increase (decrease)	2,845	1,202	$56,318	$25,273

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Diversified International Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.21%
Actual		$1,000.00	$963.60	$5.99
Hypothetical-C		$1,000.00	$1,019.11	$6.16
Class T	1.47%
Actual		$1,000.00	$962.30	$7.27
Hypothetical-C		$1,000.00	$1,017.80	$7.48
Class B	2.03%
Actual		$1,000.00	$959.70	$10.03
Hypothetical-C		$1,000.00	$1,014.97	$10.31
Class C	1.96%
Actual		$1,000.00	$960.00	$9.68
Hypothetical-C		$1,000.00	$1,015.32	$9.96
Class I	.94%
Actual		$1,000.00	$965.10	$4.66
Hypothetical-C		$1,000.00	$1,020.47	$4.79
Class Z	.79%
Actual		$1,000.00	$965.50	$3.91
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends–received deduction for corporate shareholders:

	12/05/2014	12/26/2014

Class I	6%	13%

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$0.2827	$0.0197
	12/29/14	$0.0220	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ADIFI-ANN-1215
1.728710.116

Fidelity Advisor® Diversified International Fund Class Z Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z	4.34%	7.14%	4.26%

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class Z on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See above for additional information regarding the performance of Class Z.

Period Ending Values
$15,177	Fidelity Advisor® Diversified International Fund - Class Z
$15,102	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Bower:  For the year, the fund’s share classes (excluding sales charges, if applicable) substantially outpaced the 0.08% result of the MSCI EAFE Index. Results versus the benchmark were affected by a downward fair-value pricing adjustment of -0.66 percentage points. Both stock selection and sector allocation helped the fund’s outperformance. Stock picks in the financials sector proved particularly beneficial, as did an overweighting in information technology and an underweighting in energy – avoidance of Royal Dutch Shell in particular. Positioning in the industrials and telecommunication services sectors were the fund's only overall sector negatives. From a geographical perspective, picks in Europe and the U.K. helped most, along with positioning in Asia Pacific ex Japan. An underweighting in Japan and unfavorable stock selection in the out-of-index emerging markets group detracted most. Among individual stocks, an overweighting in multinational cable and telecommunications provider Altice headed the list both of contributors and of detractors, blending to a net positive. After a strong run-up during the period, Altice changed its corporate structure and split its stock into two newly formed share classes, both of which declined in value. An overweighting in ORIX and a stake in out-of-index Alimentation Couche-Tard helped; gaming stocks Sands China and Melco Crown Entertainment detracted. The fund reduced its holdings in Sands China and eliminated Melco Crown. At period end, the fund remains positioned for a slow-growth world.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.9
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
Sanofi SA (France, Pharmaceuticals)	1.4	1.2
	8.2

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	21.4
Health Care	17.4	16.8
Consumer Discretionary	16.1	17.5
Consumer Staples	12.3	11.2
Information Technology	12.3	13.0

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	18.2	17.7
Japan	14.5	16.0
Germany	7.6	6.6
United States of America	7.3	7.0
Switzerland	4.7	4.6

Percentages are adjusted for the effect of open futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks and Equity Futures	95.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

As of April 30, 2015
Stocks and Equity Futures	97.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 93.7%
		Shares	Value (000s)
Australia - 0.9%
Ansell Ltd.		258,534	$3,679
Australia & New Zealand Banking Group Ltd.		628,447	12,154
CSL Ltd.		23,957	1,592

TOTAL AUSTRALIA			17,425

Austria - 0.3%
Andritz AG		52,900	2,664
Zumtobel AG		134,400	3,059

TOTAL AUSTRIA			5,723

Bailiwick of Jersey - 2.2%
Integrated Diagnostics Holdings PLC (a)		164,400	906
Shire PLC		255,300	19,334
Wolseley PLC		232,408	13,645
WPP PLC		445,924	9,996

TOTAL BAILIWICK OF JERSEY			43,881

Belgium - 2.5%
Anheuser-Busch InBev SA NV		274,331	32,734
Fagron NV		50,400	1,238
KBC Groep NV		272,295	16,588

TOTAL BELGIUM			50,560

Canada - 3.6%
Agrium, Inc.		44,300	4,121
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		421,300	18,123
Canadian Energy Services & Technology Corp. (b)		223,800	967
CGI Group, Inc. Class A (sub. vtg.) (a)		326,100	12,113
Constellation Software, Inc.		26,400	11,407
Entertainment One Ltd.		299,433	1,014
Fairfax India Holdings Corp. (a)		494,000	5,187
Imperial Oil Ltd.		105,900	3,524
Keyera Corp. (b)		98,200	3,030
PrairieSky Royalty Ltd.		38,000	748
Suncor Energy, Inc.		274,400	8,165
Tourmaline Oil Corp. (a)		171,500	3,569

TOTAL CANADA			71,968

Cayman Islands - 1.7%
58.com, Inc. ADR (a)		43,400	2,278
Alibaba Group Holding Ltd. sponsored ADR (a)		146,000	12,239
Baidu.com, Inc. sponsored ADR (a)		34,600	6,486
China Modern Dairy Holdings Ltd. (b)		5,945,000	1,788
Lee's Pharmaceutical Holdings Ltd.		1,208,500	1,560
PW Medtech Group Ltd. (a)(b)		5,174,000	1,082
Regina Miracle International Holdings Ltd.		1,962,558	1,779
Sands China Ltd.		976,400	3,516
Vipshop Holdings Ltd. ADR (a)		154,000	3,160

TOTAL CAYMAN ISLANDS			33,888

China - 0.7%
Inner Mongoli Yili Industries Co. Ltd.		987,208	2,483
Kweichow Moutai Co. Ltd.		175,010	5,909
Qingdao Haier Co. Ltd.		3,912,122	5,956
Weifu High-Technology Co. Ltd. (B Shares)		206,200	526

TOTAL CHINA			14,874

Curacao - 0.4%
Schlumberger Ltd.		93,200	7,285
Denmark - 2.6%
Genmab A/S (a)		114,600	11,304
NNIT A/S		132,887	3,057
Novo Nordisk A/S Series B		712,640	37,845

TOTAL DENMARK			52,206

Finland - 0.3%
Sampo Oyj (A Shares)		113,300	5,542
France - 3.9%
Accor SA		85,369	4,247
Air Liquide SA		60,260	7,813
AXA SA		486,600	12,986
BNP Paribas SA		53,743	3,266
Capgemini SA		46,900	4,179
Danone SA		87,747	6,098
Publicis Groupe SA		106,810	6,937
Sanofi SA		290,858	29,341
VINCI SA		45,600	3,078
Zodiac Aerospace		56,500	1,429

TOTAL FRANCE			79,374

Germany - 6.7%
adidas AG		83,390	7,473
Bayer AG		224,952	30,018
Brenntag AG		75,600	4,568
Continental AG		45,800	11,015
Deutsche Boerse AG		49,200	4,531
Deutsche Post AG		136,001	4,040
Fresenius SE & Co. KGaA		338,000	24,837
KION Group AG		108,500	4,893
Linde AG		9,947	1,726
OSRAM Licht AG		214,794	12,639
ProSiebenSat.1 Media AG		254,000	13,739
SAP AG		119,272	9,403
Symrise AG		110,100	7,252

TOTAL GERMANY			136,134

Hong Kong - 1.8%
AIA Group Ltd.		4,847,600	28,423
China Resources Beer Holdings Co. Ltd.		1,306,000	2,466
Hang Seng Bank Ltd.		139,800	2,565
Techtronic Industries Co. Ltd.		925,000	3,382

TOTAL HONG KONG			36,836

India - 3.1%
Apollo Hospitals Enterprise Ltd. (a)		155,738	3,122
Axis Bank Ltd. (a)		599,285	4,340
Bharti Infratel Ltd.		1,109,288	6,588
Edelweiss Financial Services Ltd.		2,655,200	2,410
Exide Industries Ltd. (a)		1,136,771	2,593
HCL Technologies Ltd.		249,980	3,327
HDFC Bank Ltd. (a)		793,748	15,920
Housing Development Finance Corp. Ltd.		635,436	12,172
ITC Ltd.		1,229,144	6,277
Just Dial Ltd.		195,017	2,386
LIC Housing Finance Ltd. (a)		274,208	2,002
Pidilite Industries Ltd. (a)		241,934	2,075

TOTAL INDIA			63,212

Indonesia - 0.4%
PT Bank Central Asia Tbk		4,594,100	4,316
PT Bank Rakyat Indonesia Tbk		6,106,100	4,673

TOTAL INDONESIA			8,989

Ireland - 3.2%
Allergan PLC (a)		64,300	19,835
DCC PLC (United Kingdom)		71,500	5,737
Greencore Group PLC		994,821	4,632
Horizon Pharma PLC (a)		184,300	2,897
Kerry Group PLC Class A		97,100	7,896
Medtronic PLC		121,000	8,944
Ryanair Holdings PLC sponsored ADR		184,860	14,454

TOTAL IRELAND			64,395

Isle of Man - 0.6%
Optimal Payments PLC (a)		1,284,533	6,020
Playtech Ltd.		406,983	5,371

TOTAL ISLE OF MAN			11,391

Israel - 1.7%
Cellcom Israel Ltd. (Israel) (a)		486,900	3,624
Check Point Software Technologies Ltd. (a)		120,100	10,201
Partner Communications Co. Ltd. (a)		162,104	736
Teva Pharmaceutical Industries Ltd. sponsored ADR		351,100	20,782

TOTAL ISRAEL			35,343

Italy - 1.0%
Intesa Sanpaolo SpA		3,501,400	12,198
Mediaset SpA		851,100	4,324
World Duty Free SpA (a)		419,842	4,737

TOTAL ITALY			21,259

Japan - 14.5%
Ain Holdings, Inc.		77,700	3,678
Astellas Pharma, Inc.		1,379,600	20,024
Daiichikosho Co. Ltd.		74,400	2,481
Dentsu, Inc.		162,100	9,113
Don Quijote Holdings Co. Ltd.		177,700	6,528
Fast Retailing Co. Ltd.		20,700	7,561
Glory Ltd.		98,100	2,482
Hoya Corp.		677,700	27,966
Japan Exchange Group, Inc.		665,400	10,707
Japan Tobacco, Inc.		474,700	16,430
KDDI Corp.		622,700	15,068
Keyence Corp.		38,800	20,200
Minebea Ltd.		120,000	1,322
Misumi Group, Inc.		104,400	1,360
Mitsubishi UFJ Financial Group, Inc.		4,002,100	25,884
NGK Spark Plug Co. Ltd.		139,300	3,400
Nitori Holdings Co. Ltd.		75,400	5,880
Olympus Corp.		132,300	4,463
OMRON Corp.		31,400	1,040
ORIX Corp.		2,497,200	36,469
Rakuten, Inc.		1,226,300	16,988
Seven & i Holdings Co. Ltd.		129,500	5,883
SHIMANO, Inc.		54,800	8,635
Shinsei Bank Ltd.		2,310,000	4,844
SoftBank Corp.		226,100	12,668
Sundrug Co. Ltd.		100	5
Suzuki Motor Corp.		167,000	5,468
TDK Corp.		52,000	3,312
Tsuruha Holdings, Inc.		127,100	10,069
VT Holdings Co. Ltd.		437,600	2,706
Welcia Holdings Co. Ltd.		18,200	897

TOTAL JAPAN			293,531

Korea (South) - 0.2%
Orion Corp.		5,836	4,907
Luxembourg - 0.7%
Eurofins Scientific SA		36,500	13,215
Netherlands - 3.7%
AEGON NV		666,600	4,091
AerCap Holdings NV (a)		94,200	3,909
Altice NV:
Class A (a)		566,110	9,805
Class B (a)		231,909	4,119
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (c)		144,800	395
IMCD Group BV		135,500	5,069
ING Groep NV (Certificaten Van Aandelen)		883,700	12,861
NXP Semiconductors NV (a)		21,500	1,685
RELX NV		655,099	11,202
Unilever NV (Certificaten Van Aandelen) (Bearer)		490,300	22,170

TOTAL NETHERLANDS			75,306

Philippines - 0.2%
Alliance Global Group, Inc.		12,852,154	4,993
Singapore - 0.4%
Avago Technologies Ltd.		16,700	2,056
United Overseas Bank Ltd.		426,100	6,187

TOTAL SINGAPORE			8,243

South Africa - 1.2%
EOH Holdings Ltd.		427,200	4,723
Naspers Ltd. Class N		132,300	19,378

TOTAL SOUTH AFRICA			24,101

Spain - 1.9%
Amadeus IT Holding SA Class A		257,400	10,971
Hispania Activos Inmobiliarios SA (a)		207,200	3,122
Inditex SA		649,055	24,342

TOTAL SPAIN			38,435

Sweden - 2.4%
ASSA ABLOY AB (B Shares)		301,800	6,004
Coor Service Management Holding AB (a)		445,200	1,819
HEXPOL AB (B Shares)		151,200	1,472
Nordea Bank AB		1,101,000	12,178
Sandvik AB		271,200	2,536
Svenska Cellulosa AB (SCA) (B Shares)		585,900	17,257
Svenska Handelsbanken AB (A Shares)		560,400	7,611

TOTAL SWEDEN			48,877

Switzerland - 4.7%
Actelion Ltd.		58,435	8,123
Compagnie Financiere Richemont SA Series A		91,376	7,835
Credit Suisse Group AG (d)		288,213	6,633
GAM Holding Ltd.		84,407	1,546
Roche Holding AG (participation certificate)		80,592	21,881
Sika AG (Bearer)		2,320	7,614
Syngenta AG (Switzerland)		66,171	22,231
UBS Group AG		922,263	18,456

TOTAL SWITZERLAND			94,319

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		926,800	20,353
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)		837,400	4,051
United Kingdom - 18.2%
AA PLC		502,320	2,144
Al Noor Hospitals Group PLC		275,700	4,998
Associated British Foods PLC		175,100	9,326
B&M European Value Retail S.A.		1,969,499	10,123
Barclays PLC		2,393,576	8,528
BG Group PLC		1,008,869	15,939
British American Tobacco PLC sponsored ADR		103,200	12,188
British Land Co. PLC		165,514	2,221
BT Group PLC		2,052,100	14,655
Bunzl PLC		146,400	4,196
Capita Group PLC		266,100	5,230
Compass Group PLC		542,400	9,324
Diploma PLC		401,600	3,972
Essentra PLC		1,159,700	15,053
Exova Group Ltd. PLC		516,300	1,184
Hikma Pharmaceuticals PLC		219,418	7,320
Howden Joinery Group PLC		87,500	625
HSBC Holdings PLC sponsored ADR		69,097	2,700
IMI PLC		189,700	2,787
Imperial Tobacco Group PLC		211,895	11,430
Indivior PLC		864,100	2,739
ITV PLC		3,635,100	14,144
Johnson Matthey PLC		117,300	4,674
JUST EAT Ltd. (a)		170,300	1,118
Liberty Global PLC:
Class A (a)		143,600	6,393
Class C (a)		61,400	2,618
LiLAC Class A (a)		5,925	229
LiLAC Class C (a)		2,435	94
Lloyds Banking Group PLC		24,688,900	28,022
London Stock Exchange Group PLC		193,900	7,607
Meggitt PLC		460,741	2,512
Melrose PLC		604,900	2,482
Micro Focus International PLC		538,200	10,421
Next PLC		165,600	20,423
Poundland Group PLC		1,221,232	5,177
Prudential PLC		1,065,313	24,882
Reckitt Benckiser Group PLC		191,113	18,651
Rolls-Royce Group PLC		619,700	6,553
Royal Bank of Scotland Group PLC (a)		699,900	3,420
SABMiller PLC		188,000	11,578
Schroders PLC		132,100	6,075
Sophos Group PLC (a)		772,766	3,063
Spectris PLC		150,900	3,878
Sports Direct International PLC (a)		459,400	4,936
St. James's Place Capital PLC		1,081,000	16,073
The Restaurant Group PLC		138,100	1,526
Virgin Money Holdings Uk PLC		989,500	5,916
Whitbread PLC		122,013	9,341

TOTAL UNITED KINGDOM			368,488

United States of America - 6.8%
Alliance Data Systems Corp. (a)		20,900	6,214
Alphabet, Inc.:
Class A (a)		10,495	7,739
Class C		19,849	14,109
Amgen, Inc.		43,800	6,928
Baxalta, Inc.		159,300	5,489
Celgene Corp. (a)		45,300	5,559
Celldex Therapeutics, Inc. (a)		24,600	297
Cognizant Technology Solutions Corp. Class A (a)		44,400	3,024
Fidelity National Information Services, Inc.		102,700	7,489
HP, Inc.		180,500	4,866
Las Vegas Sands Corp.		175,100	8,669
MasterCard, Inc. Class A		127,700	12,641
McGraw Hill Financial, Inc.		174,300	16,147
Noble Energy, Inc.		86,100	3,086
Oceaneering International, Inc.		95,000	3,992
QUALCOMM, Inc.		115,500	6,863
The Blackstone Group LP		168,100	5,557
Visa, Inc. Class A		174,800	13,561
Western Digital Corp.		80,200	5,359

TOTAL UNITED STATES OF AMERICA			137,589

TOTAL COMMON STOCKS
(Cost $1,543,758)			1,896,693

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(d)		60,264	30
Series D (a)(d)		18,951	9
			39
Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.1%
Itau Unibanco Holding SA		305,800	2,099
Germany - 0.9%
Henkel AG & Co. KGaA		159,300	17,290
United Kingdom - 0.0%
Rolls-Royce Group PLC		57,446,190	89

TOTAL NONCONVERTIBLE PREFERRED STOCKS			19,478

TOTAL PREFERRED STOCKS
(Cost $17,951)			19,517
		Principal Amount (000s)(e)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (Cost $90)(f)		90	90

Preferred Securities - 0.1%
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (Cost $2,488)(c)(g)	EUR	1,620	1,926
		Shares	Value (000s)

Money Market Funds - 5.7%
Fidelity Cash Central Fund, 0.18% (h)		112,099,238	112,099
Fidelity Securities Lending Cash Central Fund, 0.19% (h)(i)		4,169,950	4,170
TOTAL MONEY MARKET FUNDS
(Cost $116,269)			116,269
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $1,680,556)			2,034,495
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(9,127)
NET ASSETS - 100%			$2,025,368

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
97 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	9,174	$439

The face value of futures purchased as a percentage of Net Assets is 0.5%

Currency Abbreviations

EUR – European Monetary Unit

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,321,000 or 0.1% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,673,000 or 0.3% of net assets.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $90,000.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Credit Suisse Group AG	10/21/15	$6,834
NJOY, Inc. Series C	6/7/13	$487
NJOY, Inc. Series D	2/14/14	$321

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$94
Fidelity Securities Lending Cash Central Fund	559
Total	$653

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$323,496	$202,317	$115,184	$5,995
Consumer Staples	250,165	119,540	130,625	--
Energy	50,305	34,366	15,939	--
Financials	433,555	159,870	273,685	--
Health Care	350,375	153,649	196,726	--
Industrials	130,849	90,450	40,399	--
Information Technology	250,095	210,427	39,668	--
Materials	74,031	49,725	24,306	--
Telecommunication Services	53,339	4,360	48,979	--
Government Obligations	90	--	90	--
Preferred Securities	1,926	--	1,926	--
Money Market Funds	116,269	116,269	--	--
Total Investments in Securities:	$2,034,495	$1,140,973	$887,527	$5,995
Derivative Instruments:
Assets
Futures Contracts	$439	$439	$--	$--
Total Assets	$439	$439	$--	$--
Total Derivative Instruments:	$439	$439	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$107,949
Level 2 to Level 1	$28,909

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$439	$0
Total Equity Risk	439	0
Total Value of Derivatives	$439	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $3,928) — See accompanying schedule: Unaffiliated issuers (cost $1,564,287)	$1,918,226
Fidelity Central Funds (cost $116,269)	116,269
Total Investments (cost $1,680,556)		$2,034,495
Segregated cash with brokers for derivative instruments		448
Foreign currency held at value (cost $254)		254
Receivable for investments sold		8,321
Receivable for fund shares sold		2,913
Dividends receivable		4,976
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		5
Other receivables		724
Total assets		2,052,155
Liabilities
Payable for investments purchased	$11,241
Payable for fund shares redeemed	8,661
Accrued management fee	1,117
Distribution and service plan fees payable	463
Payable for daily variation margin for derivative instruments	51
Other affiliated payables	418
Other payables and accrued expenses	666
Collateral on securities loaned, at value	4,170
Total liabilities		26,787
Net Assets		$2,025,368
Net Assets consist of:
Paid in capital		$4,281,587
Undistributed net investment income		12,633
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,623,269)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		354,417
Net Assets		$2,025,368
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($661,578 ÷ 32,911.1 shares)		$20.10
Maximum offering price per share (100/94.25 of $20.10)		$21.33
Class T:
Net Asset Value and redemption price per share ($271,487 ÷ 13,626.9 shares)		$19.92
Maximum offering price per share (100/96.50 of $19.92)		$20.64
Class B:
Net Asset Value and offering price per share ($11,093 ÷ 574.5 shares)(a)		$19.31
Class C:
Net Asset Value and offering price per share ($251,098 ÷ 13,086.2 shares)(a)		$19.19
Class I:
Net Asset Value, offering price and redemption price per share ($747,187 ÷ 36,519.7 shares)		$20.46
Class Z:
Net Asset Value, offering price and redemption price per share ($82,925 ÷ 4,052.2 shares)		$20.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$41,105
Interest		27
Income from Fidelity Central Funds		653
Income before foreign taxes withheld		41,785
Less foreign taxes withheld		(3,009)
Total income		38,776
Expenses
Management fee	$13,277
Transfer agent fees	4,255
Distribution and service plan fees	5,693
Accounting and security lending fees	876
Custodian fees and expenses	248
Independent trustees' compensation	8
Registration fees	135
Audit	84
Legal	6
Miscellaneous	21
Total expenses before reductions	24,603
Expense reductions	(147)	24,456
Net investment income (loss)		14,320
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,912
Foreign currency transactions	(294)
Futures contracts	(578)
Total net realized gain (loss)		39,040
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $41)	17,485
Assets and liabilities in foreign currencies	194
Futures contracts	439
Total change in net unrealized appreciation (depreciation)		18,118
Net gain (loss)		57,158
Net increase (decrease) in net assets resulting from operations		$71,478

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,320	$25,980
Net realized gain (loss)	39,040	174,288
Change in net unrealized appreciation (depreciation)	18,118	(153,908)
Net increase (decrease) in net assets resulting from operations	71,478	46,360
Distributions to shareholders from net investment income	(18,738)	(17,375)
Distributions to shareholders from net realized gain	(2,141)	(17,564)
Total distributions	(20,879)	(34,939)
Share transactions - net increase (decrease)	63,265	(109,770)
Redemption fees	27	19
Total increase (decrease) in net assets	113,891	(98,330)
Net Assets
Beginning of period	1,911,477	2,009,807
End of period (including undistributed net investment income of $12,633 and undistributed net investment income of $18,417, respectively)	$2,025,368	$1,911,477

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.56	$19.47	$15.63	$14.61	$15.63
Income from Investment Operations
Net investment income (loss)A	.15	.27B	.19	.18	.22C
Net realized and unrealized gain (loss)	.61	.17	3.92	1.03	(1.01)
Total from investment operations	.76	.44	4.11	1.21	(.79)
Distributions from net investment income	(.20)	(.18)	(.21)	(.19)	(.20)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.22)	(.35)	(.27)	(.19)	(.23)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$20.10	$19.56	$19.47	$15.63	$14.61
Total ReturnE,F	3.93%	2.28%	26.69%	8.47%	(5.15)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.22%	1.26%	1.31%	1.32%	1.31%
Expenses net of fee waivers, if any	1.22%	1.26%	1.30%	1.32%	1.31%
Expenses net of all reductions	1.21%	1.26%	1.28%	1.31%	1.29%
Net investment income (loss)	.75%	1.34%B	1.08%	1.20%	1.38%C
Supplemental Data
Net assets, end of period (in millions)	$662	$693	$756	$762	$916
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.38	$19.30	$15.49	$14.46	$15.47
Income from Investment Operations
Net investment income (loss)A	.10	.21B	.14	.14	.18C
Net realized and unrealized gain (loss)	.61	.18	3.89	1.03	(.99)
Total from investment operations	.71	.39	4.03	1.17	(.81)
Distributions from net investment income	(.15)	(.14)	(.16)	(.14)	(.16)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.17)	(.31)	(.22)	(.14)	(.20)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.92	$19.38	$19.30	$15.49	$14.46
Total ReturnF,G	3.67%	2.04%	26.37%	8.17%	(5.35)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.48%	1.51%	1.55%	1.58%	1.55%
Expenses net of fee waivers, if any	1.48%	1.51%	1.55%	1.58%	1.55%
Expenses net of all reductions	1.47%	1.51%	1.53%	1.57%	1.53%
Net investment income (loss)	.49%	1.09%B	.83%	.94%	1.14%C
Supplemental Data
Net assets, end of period (in millions)	$271	$284	$319	$304	$404
Portfolio turnover rateJ	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

 D Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.75	$18.65	$14.95	$13.91	$14.91
Income from Investment Operations
Net investment income (loss)A	(.01)	.10B	.05	.06	.09C
Net realized and unrealized gain (loss)	.59	.17	3.77	1.00	(.96)
Total from investment operations	.58	.27	3.82	1.06	(.87)
Distributions from net investment income	–	–	(.06)	(.02)	(.10)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.02)	(.17)	(.12)	(.02)	(.13)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$19.31	$18.75	$18.65	$14.95	$13.91
Total ReturnE,F	3.11%	1.45%	25.72%	7.64%	(5.89)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.05%	2.07%	2.08%	2.08%	2.08%
Expenses net of fee waivers, if any	2.05%	2.07%	2.08%	2.08%	2.08%
Expenses net of all reductions	2.04%	2.07%	2.06%	2.07%	2.06%
Net investment income (loss)	(.08)%	.53%B	.30%	.44%	.61%C
Supplemental Data
Net assets, end of period (in millions)	$11	$19	$36	$59	$94
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.68	$18.63	$14.97	$13.95	$14.95
Income from Investment Operations
Net investment income (loss)A	–B	.11C	.06	.06	.10D
Net realized and unrealized gain (loss)	.59	.18	3.75	1.01	(.96)
Total from investment operations	.59	.29	3.81	1.07	(.86)
Distributions from net investment income	(.06)	(.07)	(.09)	(.05)	(.11)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.08)	(.24)	(.15)	(.05)	(.14)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$19.19	$18.68	$18.63	$14.97	$13.95
Total ReturnE,F	3.15%	1.58%	25.71%	7.71%	(5.83)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.97%	2.00%	2.04%	2.06%	2.05%
Expenses net of fee waivers, if any	1.97%	2.00%	2.04%	2.06%	2.05%
Expenses net of all reductions	1.96%	2.00%	2.01%	2.05%	2.03%
Net investment income (loss)	- %I	.60%C	.35%	.46%	.64%D
Supplemental Data
Net assets, end of period (in millions)	$251	$243	$264	$246	$302
Portfolio turnover rateJ	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.91	$19.80	$15.90	$14.87	$15.90
Income from Investment Operations
Net investment income (loss)A	.21	.33B	.24	.23	.28C
Net realized and unrealized gain (loss)	.63	.18	3.98	1.05	(1.03)
Total from investment operations	.84	.51	4.22	1.28	(.75)
Distributions from net investment income	(.26)	(.23)	(.26)	(.25)	(.25)
Distributions from net realized gain	(.02)	(.17)	(.06)	–	(.03)
Total distributions	(.29)D	(.40)	(.32)	(.25)	(.28)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$20.46	$19.91	$19.80	$15.90	$14.87
Total ReturnF	4.24%	2.60%	27.03%	8.83%	(4.85)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.94%	.97%	.99%	1.00%	.99%
Expenses net of fee waivers, if any	.94%	.97%	.99%	1.00%	.99%
Expenses net of all reductions	.94%	.97%	.97%	.99%	.97%
Net investment income (loss)	1.03%	1.63%B	1.39%	1.52%	1.70%C
Supplemental Data
Net assets, end of period (in millions)	$747	$648	$636	$546	$723
Portfolio turnover rateI	34%	40%	50%	34%	48%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 D Total distributions of $.29 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.022 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class Z

		October 31,
Years ended October 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$19.93	$19.81	$18.54
Income from Investment Operations
Net investment income (loss)B	.24	.36C	.03
Net realized and unrealized gain (loss)	.61	.19	1.24
Total from investment operations	.85	.55	1.27
Distributions from net investment income	(.30)	(.26)	–
Distributions from net realized gain	(.02)	(.17)	–
Total distributions	(.32)	(.43)	–
Redemption fees added to paid in capitalB	–D	–D	–
Net asset value, end of period	$20.46	$19.93	$19.81
Total ReturnE,F	4.34%	2.81%	6.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.81%	.83%I
Expenses net of fee waivers, if any	.79%	.81%	.83%I
Expenses net of all reductions	.78%	.81%	.80%I
Net investment income (loss)	1.18%	1.79%C	.77%I
Supplemental Data
Net assets, end of period (000 omitted)	$82,925	$24,050	$107
Portfolio turnover rateJ	34%	40%	50%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$428,251
Gross unrealized depreciation	(91,122)
Net unrealized appreciation (depreciation) on securities	$337,129
Tax Cost	$1,697,366

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,761
Capital loss carryforward	$(2,606,019)
Net unrealized appreciation (depreciation) on securities and other investments	$337,144

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2017	$(2,606,019)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$20,879	$ 34,939

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(578) and a change in net unrealized appreciation (depreciation) of $439 related to its investment in futures contracts. This amount included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $650,132 and $663,500, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .42% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,665	$3
Class T	.25%	.25%	1,402	–(a)
Class B	.75%	.25%	151	113
Class C	.75%	.25%	2,475	120
			$5,693	$236

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$119
Class T	27
Class BA	7
Class CA	7
160

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,528.23
Class T	667.24
Class B	45.30
Class C	563.23
Class I	1,422.20
Class Z	30.05
	$ 4,255

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $559, including $1 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $97 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8 and a portion of class-level operating expenses as follows:

Amount
Class A	$17
Class T	7
Class B	–(a)
Class C	6
Class I	12
$42

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$7,030	$6,853
Class T	2,091	2,251
Class C	706	979
Class I	8,555	7,291
Class Z	356	1
Total	$18,738	$17,375
From net realized gain
Class A	$727	$6,584
Class T	317	2,789
Class B	21	307
Class C	280	2,390
Class I	770	5,493
Class Z	26	1
Total	$2,141	$17,564

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	6,331	4,795	$128,828	$94,751
Reinvestment of distributions	378	646	7,410	12,430
Shares redeemed	(9,229)	(8,821)	(183,333)	(174,243)
Net increase (decrease)	(2,520)	(3,380)	$(47,095)	$(67,062)
Class T
Shares sold	1,574	1,185	$31,817	$23,252
Reinvestment of distributions	120	249	2,332	4,764
Shares redeemed	(2,697)	(3,330)	(53,711)	(65,214)
Net increase (decrease)	(1,003)	(1,896)	$(19,562)	$(37,198)
Class B
Shares sold	20	29	$400	$537
Reinvestment of distributions	1	15	19	278
Shares redeemed	(467)	(933)	(9,077)	(17,767)
Net increase (decrease)	(446)	(889)	$(8,658)	$(16,952)
Class C
Shares sold	2,044	874	$40,003	$16,572
Reinvestment of distributions	44	149	826	2,754
Shares redeemed	(2,036)	(2,144)	(39,156)	(40,544)
Net increase (decrease)	52	(1,121)	$1,673	$(21,218)
Class I
Shares sold	13,465	7,676	$273,323	$154,759
Reinvestment of distributions	415	582	8,253	11,367
Shares redeemed	(9,912)	(7,810)	(200,987)	(158,739)
Net increase (decrease)	3,968	448	$80,589	$7,387
Class Z
Shares sold	3,275	1,246	$65,174	$26,144
Reinvestment of distributions	19	–	382	2
Shares redeemed	(449)	(44)	(9,238)	(873)
Net increase (decrease)	2,845	1,202	$56,318	$25,273

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Diversified International Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.21%
Actual		$1,000.00	$963.60	$5.99
Hypothetical-C		$1,000.00	$1,019.11	$6.16
Class T	1.47%
Actual		$1,000.00	$962.30	$7.27
Hypothetical-C		$1,000.00	$1,017.80	$7.48
Class B	2.03%
Actual		$1,000.00	$959.70	$10.03
Hypothetical-C		$1,000.00	$1,014.97	$10.31
Class C	1.96%
Actual		$1,000.00	$960.00	$9.68
Hypothetical-C		$1,000.00	$1,015.32	$9.96
Class I	.94%
Actual		$1,000.00	$965.10	$4.66
Hypothetical-C		$1,000.00	$1,020.47	$4.79
Class Z	.79%
Actual		$1,000.00	$965.50	$3.91
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends–received deduction for corporate shareholders:

	12/05/2014	12/26/2014

Class Z	5%	13%

Class Z designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class Z	12/08/2014	$0.3217	$0.0197
	12/29/2014	$0.0220	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ADIFZ-ANN-1215
1.9585027.102

Fidelity Advisor® Emerging Asia Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.25)%	0.94%	9.90%
Class T (incl. 3.50% sales charge)	(8.38)%	1.11%	9.85%
Class B (incl. contingent deferred sales charge)	(9.99)%	1.01%	9.96%
Class C (incl. contingent deferred sales charge)	(6.35)%	1.39%	9.74%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$25,710	Fidelity Advisor® Emerging Asia Fund - Class A
$21,884	MSCI AC (All Country) Asia ex Japan Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Colin Chickles:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded single-digit declines but handily outpaced the -7.22% return of the benchmark MSCI AC (All Country) Asia ex Japan Index. The fund’s relative performance was particularly bolstered by stock selection in industrials, consumer staples and information technology. Geographically, our picks in China, South Korea and Hong Kong were beneficial. The three biggest relative contributors were overweighted positions in China Railway Group, CRRC and China Communications Construction, three China-based companies with a strong presence in rail transportation. Given the huge gains in these positions, I sold the first two and considerably reduced our share count in China Communications Construction. Conversely, stock picking in utilities, materials and financials were negatives. From a country perspective, stock selection in Singapore detracted. At the stock level, the biggest relative detractor by a wide margin was Hong Kong Exchanges and Clearing, the company operating the stock exchange in that nation. The fund didn’t own this benchmark stock as it raced higher in April, but I built a position in May and sold it for a loss in July. Not owning strong-performing benchmark component CK Hutchison Holdings for most of the period also worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	6.3	5.6
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1	3.8
Tencent Holdings Ltd.	3.7	3.1
AIA Group Ltd.	2.9	2.6
China Construction Bank Corp. (H Shares)	2.7	2.6
Industrial & Commercial Bank of China Ltd. (H Shares)	1.9	2.0
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.9	1.5
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1.7	1.6
China Mobile Ltd.	1.6	1.1
Bank of China Ltd. (H Shares)	1.6	1.8
	28.4

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.3	32.8
Information Technology	22.1	20.7
Consumer Discretionary	9.0	10.6
Telecommunication Services	7.1	6.8
Utilities	6.3	5.2

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

As of April 30, 2015
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.4%
		Shares	Value
Australia - 0.1%
Beacon Lighting Group Ltd.		122,049	$156,140
Sino Gas & Energy Ltd. (a)		1,335,338	82,192

TOTAL AUSTRALIA			238,332

Bermuda - 2.3%
Brilliance China Automotive Holdings Ltd.		648,000	898,545
BW LPG Ltd.		9,210	62,544
Cheung Kong Infrastructure Holdings Ltd.		106,000	983,360
China Foods Ltd. (a)		692,000	315,598
CSI Properties Ltd.		8,640,000	288,817
Digital China Holdings Ltd. (H Shares)		484,000	493,796
Hongkong Land Holdings Ltd.		182,700	1,369,920
Joy City Property Ltd.		760,000	118,906
Kerry Logistics Network Ltd.		454,000	675,257
PAX Global Technology Ltd.		223,000	291,608
Skyworth Digital Holdings Ltd.		1,095,448	810,718

TOTAL BERMUDA			6,309,069

Cayman Islands - 12.9%
58.com, Inc. ADR (a)		15,800	829,342
Alibaba Group Holding Ltd. sponsored ADR (a)		24,100	2,020,303
AMVIG Holdings Ltd.		348,000	159,456
Belle International Holdings Ltd.		713,000	692,064
Changyou.com Ltd. (A Shares) ADR (a)		12,900	257,484
Cheung Kong Property Holdings Ltd.		402,000	2,812,851
China Modern Dairy Holdings Ltd.		2,062,000	620,250
China Resources Cement Holdings Ltd.		2,809,972	1,133,935
China Sanjiang Fine Chemicals Ltd. (a)(b)		1,845,000	388,919
China State Construction International Holdings Ltd.		498,000	755,665
ChinaCache International Holdings Ltd. sponsored ADR (a)		12,300	92,373
CK Hutchison Holdings Ltd.		280,500	3,841,028
Cosmo Lady (China) Holdings Co. Ltd.		380,000	377,409
Ctrip.com International Ltd. sponsored ADR (a)(b)		9,200	855,324
ENN Energy Holdings Ltd.		210,000	1,203,015
Greatview Aseptic Pack Co. Ltd.		661,000	310,312
iKang Healthcare Group, Inc. sponsored ADR (a)		8,900	137,594
International Housewares Retail Co. Ltd.		1,909,000	398,452
Ju Teng International Holdings Ltd.		796,000	435,321
Lee's Pharmaceutical Holdings Ltd.		93,000	120,076
Longfor Properties Co. Ltd.		1,043,500	1,398,133
MGM China Holdings Ltd.		296,400	432,324
New Oriental Education & Technology Group, Inc. sponsored ADR		14,800	407,148
Pico Far East Holdings Ltd.		650,000	172,544
Samson Holding Ltd.		1,152,000	145,402
Sino Biopharmaceutical Ltd.		1,200,000	1,491,240
SITC International Holdings Co. Ltd.		809,000	415,251
Sitoy Group Holdings Ltd.		303,000	144,852
SOHO China Ltd.		745,000	383,127
Stella International Holdings Ltd.		127,000	313,651
TCC International Holdings Ltd.		586,000	115,357
Tencent Holdings Ltd.		529,900	9,988,286
Value Partners Group Ltd.		266,000	281,672
Vipshop Holdings Ltd. ADR (a)		24,100	494,532
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)		13,300	594,510
Youku Tudou, Inc. ADR (a)(b)		16,200	394,308
Zhen Ding Technology Holding Ltd.		80,000	228,677

TOTAL CAYMAN ISLANDS			34,842,187

China - 17.2%
Agricultural Bank of China Ltd. (H Shares)		3,636,000	1,486,799
Anhui Conch Cement Co. Ltd. (H Shares)		255,500	779,607
Bank of China Ltd. (H Shares)		9,182,000	4,329,877
Beijing Urban Consolidated & Development Group Ltd. (H Shares)		45,000	27,686
China Communications Construction Co. Ltd. (H Shares)		1,853,000	2,557,488
China Construction Bank Corp. (H Shares)		10,085,000	7,309,164
China Life Insurance Co. Ltd. (H Shares)		380,000	1,370,312
China National Building Materials Co. Ltd. (H Shares)		440,000	273,380
China Pacific Insurance (Group) Co. Ltd. (H Shares)		721,400	2,873,622
China Petroleum & Chemical Corp. (H Shares)		4,496,000	3,240,915
China Telecom Corp. Ltd. (H Shares)		4,770,000	2,488,138
China Vanke Co. Ltd. (H Shares)		834,400	1,947,193
Chongqing Changan Automobile Co. Ltd. (B Shares)		245,000	450,910
Huadian Fuxin Energy Corp. Ltd. (H Shares)		1,836,000	562,494
Huadian Power International Corp. Ltd. (H Shares)		1,120,000	818,900
Industrial & Commercial Bank of China Ltd. (H Shares)		8,285,000	5,255,223
Jiangling Motors Corp. Ltd. (B Shares)		70,301	226,077
Jiangsu Hengrui Medicine Co. Ltd.		70,521	585,111
Kweichow Moutai Co. Ltd.		28,983	978,576
PICC Property & Casualty Co. Ltd. (H Shares)		741,060	1,681,517
Ping An Insurance (Group) Co. of China Ltd. (H Shares)		818,000	4,591,639
SAIC Motor Corp. Ltd.		171,451	483,099
Shenzhen Expressway Co. (H Shares)		398,000	306,696
Tong Ren Tang Technologies Co. Ltd. (H Shares)		218,000	340,505
Zhejiang Expressway Co. Ltd. (H Shares)		1,120,000	1,376,871

TOTAL CHINA			46,341,799

Hong Kong - 12.7%
AIA Group Ltd.		1,313,400	7,700,899
China Everbright Ltd.		352,000	828,448
China Mobile Ltd.		364,500	4,370,317
China Power International Development Ltd.		1,585,000	996,064
China Resources Power Holdings Co. Ltd.		522,000	1,180,851
CNOOC Ltd. sponsored ADR (b)		34,300	3,899,224
Dah Sing Banking Group Ltd.		184,000	349,150
Fosun International Ltd.		604,372	1,100,555
Henderson Land Development Co. Ltd.		189,100	1,207,735
HKT Trust/HKT Ltd. unit		1,394,500	1,661,442
Hysan Development Co. Ltd.		329,000	1,459,289
Lenovo Group Ltd.		1,002,000	930,995
Magnificent Estates Ltd.		1,896,000	53,710
New World Development Co. Ltd.		1,597,000	1,703,371
PCCW Ltd.		3,323,000	1,789,241
Power Assets Holdings Ltd.		211,000	2,098,693
Shun Ho Technology Holdings Ltd. (a)		31,284	10,680
Techtronic Industries Co. Ltd.		332,000	1,213,685
Wheelock and Co. Ltd.		397,000	1,850,462

TOTAL HONG KONG			34,404,811

India - 9.6%
Adani Ports & Special Economic Zone (a)		90,030	406,493
Apollo Tyres Ltd.		425,355	1,114,127
Axis Bank Ltd. (a)		71,552	518,214
Bajaj Finserv Ltd.		42,535	1,278,996
Bharat Petroleum Corp. Ltd. (a)		83,752	1,113,213
Bharti Infratel Ltd. (a)		95,622	567,930
Cox & Kings India Ltd. (a)		240,045	990,639
Dr. Reddy's Laboratories Ltd. (a)		22,092	1,435,408
Edelweiss Financial Services Ltd.		525,264	476,720
GAIL India Ltd.		96,413	454,016
HCL Technologies Ltd.		58,877	783,667
Hexaware Technologies Ltd.		164,537	601,598
IL&FS Transportation Networks Ltd.		133,958	191,495
Indian Oil Corp. Ltd. (a)		225,537	1,374,655
JK Tyre & Industries Ltd. (a)		490,642	762,446
Just Dial Ltd. (a)		16,816	205,707
LIC Housing Finance Ltd. (a)		74,849	546,510
Mahindra & Mahindra Ltd. (a)		52,098	940,711
Maruti Suzuki India Ltd. (a)		10,552	717,678
McLeod Russel India Ltd. (a)		94,682	248,467
NTPC Ltd.		642,649	1,303,897
Oil & Natural Gas Corp. Ltd.		228,160	860,723
Petronet LNG Ltd.		440,925	1,306,769
Power Finance Corp. Ltd.		145,742	531,974
Power Grid Corp. of India Ltd.		131,131	257,774
Redington India Ltd. (a)		192,326	349,534
Reliance Capital Ltd. (a)		20,100	129,251
Reliance Infrastructure Ltd. (a)		80,455	486,594
Shriram City Union Finance Ltd.		14,220	398,568
Sun TV Ltd.		109,142	661,167
Tata Motors Ltd. (a)		274,008	1,617,141
The Jammu & Kashmir Bank Ltd.		305,332	387,510
UPL Ltd.		101,887	713,741
Vakrangee Ltd.		75,631	151,133
VST Industries Ltd. (a)		11,571	283,175
Yes Bank Ltd. (a)		156,293	1,806,327

TOTAL INDIA			25,973,968

Indonesia - 1.4%
PT ACE Hardware Indonesia Tbk		3,485,600	169,685
PT Bank Rakyat Indonesia Tbk		3,164,800	2,422,199
PT Gudang Garam Tbk		279,900	876,132
PT Summarecon Agung Tbk		3,581,600	362,513
Sunway Construction Group Bhd (a)		48,990	14,736

TOTAL INDONESIA			3,845,265

Israel - 0.0%
Sarine Technologies Ltd.		96,600	107,373
Japan - 1.4%
Fuji Media Holdings, Inc.		77,300	919,549
KDDI Corp.		60,600	1,466,419
NGK Insulators Ltd.		13,000	281,448
SoftBank Corp.		19,100	1,070,133

TOTAL JAPAN			3,737,549

Korea (South) - 17.2%
AMOREPACIFIC Corp.		4,946	1,635,281
Daewoo International Corp.		15,163	264,941
DGB Financial Group Co. Ltd.		77,194	716,656
Dongbu Insurance Co. Ltd.		40,887	2,449,417
Duksan Hi-Metal Co. Ltd. (a)		19,218	142,733
Global & Yuasa Battery Co. Ltd.		4,616	164,948
Hana Financial Group, Inc.		23,807	579,657
Hyosung Corp.		8,903	912,312
Hyundai Mobis		6,062	1,274,232
Hyundai Motor Co.		28,497	3,893,544
Hyundai Steel Co.		29,547	1,348,256
KB Financial Group, Inc.		68,159	2,156,118
Korea Aerospace Industries Ltd.		6,595	519,851
Korea Electric Power Corp.		42,247	1,899,288
Korea Petro Chemical Industries Co. Ltd.		3,957	613,424
Korea Zinc Co. Ltd.		4,286	1,779,311
LG Household & Health Care Ltd.		2,968	2,461,701
LOTTE Hi-Mart Co. Ltd.		5,313	270,822
Samsung Card Co. Ltd.		17,806	601,970
Samsung Electronics Co. Ltd.		14,146	16,998,446
Shinhan Financial Group Co. Ltd.		83,006	3,163,174
SK Energy Co. Ltd. (a)		16,816	1,745,269
SK Telecom Co. Ltd.		3,957	836,681

TOTAL KOREA (SOUTH)			46,428,032

Malaysia - 2.2%
AEON Credit Service Bhd		45,500	135,583
AMMB Holdings Bhd		212,000	234,990
Cahya Mata Sarawak Bhd		253,900	313,038
Eversendai Corp. Bhd		266,400	48,244
Glomac Bhd		439,300	92,496
Media Prima Bhd		965,200	312,545
MISC Bhd		251,000	526,653
Sunway Bhd		489,900	353,088
Tenaga Nasional Bhd		725,800	2,133,333
YTL Corp. Bhd		2,891,300	1,015,355
YTL Power International Bhd		2,195,800	771,146

TOTAL MALAYSIA			5,936,471

Philippines - 1.1%
ABS CBN Broadcasting Corp. (depositary receipt)		97,800	140,978
Globe Telecom, Inc.		15,825	769,252
LT Group, Inc.		518,300	138,312
Metropolitan Bank & Trust Co.		669,360	1,215,404
Robinsons Retail Holdings, Inc.		89,570	147,062
Security Bank Corp.		226,866	687,473

TOTAL PHILIPPINES			3,098,481

Singapore - 4.3%
Boustead Projects Pte Ltd. (a)		33,854	20,410
Boustead Singapore Ltd.		178,048	121,716
CapitaLand Ltd.		504,500	1,112,883
Centurion Corp. Ltd.		254,500	76,045
CWT Ltd.		115,000	164,164
Frasers Centrepoint Ltd.		120,000	139,538
Hyflux Ltd.		451,000	218,128
Interplex Holdings Ltd.		193,000	97,189
Mapletree Industrial (REIT)		1,445,493	1,572,390
Sheng Siong Group Ltd.		573,000	346,847
Singapore Telecommunications Ltd.		881,000	2,503,144
Sound Global Ltd. (a)		278,000	246,039
United Overseas Bank Ltd.		232,500	3,376,083
UOL Group Ltd.		165,000	770,015
Wing Tai Holdings Ltd.		587,000	730,477

TOTAL SINGAPORE			11,495,068

Taiwan - 13.2%
ASUSTeK Computer, Inc.		137,000	1,227,999
Cathay Financial Holding Co. Ltd.		1,921,000	2,745,554
China Life Insurance Co. Ltd.		847,000	701,811
Chinatrust Financial Holding Co. Ltd.		3,332,723	1,832,407
Delta Electronics, Inc.		119,000	608,471
E.SUN Financial Holdings Co. Ltd.		1,759,748	1,059,697
Fubon Financial Holding Co. Ltd.		1,815,000	2,946,265
Hon Hai Precision Industry Co. Ltd. (Foxconn)		1,909,850	5,094,502
Novatek Microelectronics Corp.		195,000	666,718
PChome Online, Inc.		23,814	267,738
Pegatron Corp.		925,000	2,273,679
Pou Chen Corp.		704,000	997,505
Realtek Semiconductor Corp.		155,000	325,135
Richtek Technology Corp.		57,000	332,712
Sinopac Holdings Co.		5,778,145	1,913,293
Taiwan Semiconductor Manufacturing Co. Ltd.		2,634,393	11,099,947
Wistron NeWeb Corp.		239,700	633,490
Yuanta Financial Holding Co. Ltd.		2,172,321	856,483

TOTAL TAIWAN			35,583,406

Thailand - 2.0%
Asian Property Development PCL (For. Reg.)		5,454,100	918,236
Bangkok Expressway PCL (For.Reg.)		403,300	407,822
CH. Karnchang PCL		461,600	366,921
Intouch Holdings PCL:
(For. Reg.)		690,901	1,456,044
NVDR		147,400	310,639
Preuksa Real Estate PCL (For. Reg.)		880,100	692,571
Thai Beverage PCL		2,304,800	1,108,306

TOTAL THAILAND			5,260,539

United States of America - 0.8%
China Biologic Products, Inc. (a)		1,300	148,122
Cognizant Technology Solutions Corp. Class A (a)		28,900	1,968,379

TOTAL UNITED STATES OF AMERICA			2,116,501

TOTAL COMMON STOCKS
(Cost $246,284,018)			265,718,851
		Principal Amount(c)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $123,312)	INR	615,670	119,946
		Shares	Value

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 0.18% (d)		1,997,052	1,997,052
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)		2,769,250	2,769,250
TOTAL MONEY MARKET FUNDS
(Cost $4,766,302)			4,766,302
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $251,173,632)			270,605,099
NET OTHER ASSETS (LIABILITIES) - (0.2)%			(551,390)
NET ASSETS - 100%			$270,053,709

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Amount is stated in United States dollars unless otherwise noted.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,063
Fidelity Securities Lending Cash Central Fund	9,049
Total	$15,112

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$23,761,028	$8,358,055	$14,919,874	$483,099
Consumer Staples	9,021,395	4,096,982	4,924,413	--
Energy	13,807,220	5,707,037	8,100,183	--
Financials	95,210,637	16,403,210	78,807,427	--
Health Care	4,852,566	880,226	3,972,340	--
Industrials	14,925,587	784,792	14,140,795	--
Information Technology	59,694,081	34,362,489	25,331,592	--
Materials	8,528,010	4,653,303	3,874,707	--
Telecommunication Services	19,289,380	--	19,289,380	--
Utilities	16,628,947	--	16,382,908	246,039
Corporate Bonds	119,946	--	119,946	--
Money Market Funds	4,766,302	4,766,302	--	--
Total Investments in Securities:	$270,605,099	$80,012,396	$189,863,565	$729,138

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$3,823,089
Level 2 to Level 1	$13,189,137

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Industrials:
Beginning Balance	$2,916,359
Net Realized Gain (Loss) on Investment Securities	2,027,462
Net Unrealized Gain (Loss) on Investment Securities	(691,278)
Cost of Purchases	1,615,871
Proceeds of Sales	(5,868,414)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	--

Other Investments in Securities:
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(192,200)
Net Unrealized Gain (Loss) on Investment Securities	(188,763)
Cost of Purchases	1,731,541
Proceeds of Sales	(621,440)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$729,138
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$(188,763)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $2,711,876) — See accompanying schedule: Unaffiliated issuers (cost $246,407,330)	$265,838,797
Fidelity Central Funds (cost $4,766,302)	4,766,302
Total Investments (cost $251,173,632)		$270,605,099
Receivable for investments sold		10,863,972
Receivable for fund shares sold		77,495
Dividends receivable		87,527
Interest receivable		483
Distributions receivable from Fidelity Central Funds		644
Prepaid expenses		851
Other receivables		136,283
Total assets		281,772,354
Liabilities
Payable for investments purchased	$8,141,643
Payable for fund shares redeemed	414,379
Accrued management fee	157,909
Distribution and service plan fees payable	88,170
Other affiliated payables	66,087
Other payables and accrued expenses	81,207
Collateral on securities loaned, at value	2,769,250
Total liabilities		11,718,645
Net Assets		$270,053,709
Net Assets consist of:
Paid in capital		$247,866,307
Undistributed net investment income		1,204,748
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,606,906
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,375,748
Net Assets		$270,053,709
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($125,527,985 ÷ 4,365,934 shares)		$28.75
Maximum offering price per share (100/94.25 of $28.75)		$30.50
Class T:
Net Asset Value and redemption price per share ($37,720,112 ÷ 1,350,455 shares)		$27.93
Maximum offering price per share (100/96.50 of $27.93)		$28.94
Class B:
Net Asset Value and offering price per share ($3,585,124 ÷ 134,979 shares)(a)		$26.56
Class C:
Net Asset Value and offering price per share ($51,651,210 ÷ 1,973,722 shares)(a)		$26.17
Class I:
Net Asset Value, offering price and redemption price per share ($51,569,278 ÷ 1,740,560 shares)		$29.63

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$8,058,317
Interest		490
Income from Fidelity Central Funds		15,112
Income before foreign taxes withheld		8,073,919
Less foreign taxes withheld		(809,681)
Total income		7,264,238
Expenses
Management fee	$2,146,223
Transfer agent fees	738,899
Distribution and service plan fees	1,211,700
Accounting and security lending fees	159,412
Custodian fees and expenses	212,654
Independent trustees' compensation	1,313
Registration fees	85,258
Audit	88,862
Legal	789
Interest	527
Miscellaneous	2,019
Total expenses before reductions	4,647,656
Expense reductions	(22,649)	4,625,007
Net investment income (loss)		2,639,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $288,936)	3,743,148
Foreign currency transactions	(47,197)
Total net realized gain (loss)		3,695,951
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $934,924)	(25,576,727)
Assets and liabilities in foreign currencies	(5,142)
Total change in net unrealized appreciation (depreciation)		(25,581,869)
Net gain (loss)		(21,885,918)
Net increase (decrease) in net assets resulting from operations		$(19,246,687)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,639,231	$2,377,197
Net realized gain (loss)	3,695,951	16,845,214
Change in net unrealized appreciation (depreciation)	(25,581,869)	735,749
Net increase (decrease) in net assets resulting from operations	(19,246,687)	19,958,160
Distributions to shareholders from net investment income	(1,398,621)	(2,011,362)
Distributions to shareholders from net realized gain	(15,842,060)	(13,483,906)
Total distributions	(17,240,681)	(15,495,268)
Share transactions - net increase (decrease)	4,069,053	(13,223,545)
Redemption fees	145,305	35,731
Total increase (decrease) in net assets	(32,273,010)	(8,724,922)
Net Assets
Beginning of period	302,326,719	311,051,641
End of period (including undistributed net investment income of $1,204,748 and undistributed net investment income of $1,321,181, respectively)	$270,053,709	$302,326,719

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.05	$31.34	$28.87	$28.70	$32.97
Income from Investment Operations
Net investment income (loss)A	.31	.30	.30	.34	.35
Net realized and unrealized gain (loss)	(1.76)	2.00B	2.59	1.37	(2.62)
Total from investment operations	(1.45)	2.30	2.89	1.71	(2.27)
Distributions from net investment income	(.18)	(.26)	(.33)	(.31)	(.20)
Distributions from net realized gain	(1.67)	(1.33)	(.09)	(1.23)	(1.81)
Total distributions	(1.86)C	(1.59)	(.42)	(1.54)	(2.01)
Redemption fees added to paid in capitalA	.01	–D	–D	–D	.01
Net asset value, end of period	$28.75	$32.05	$31.34	$28.87	$28.70
Total ReturnE,F	(4.78)%	7.70%B	10.10%	6.36%	(7.44)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.37%	1.42%	1.41%	1.42%	1.39%
Expenses net of fee waivers, if any	1.37%	1.42%	1.41%	1.42%	1.39%
Expenses net of all reductions	1.36%	1.42%	1.38%	1.38%	1.35%
Net investment income (loss)	1.00%	.96%	.99%	1.24%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$125,528	$145,184	$155,104	$160,427	$179,346
Portfolio turnover rateI	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18 at period end. Excluding this amount, the total return would have been 8.29%.

 C Total distributions of $1.86 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.674 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.17	$30.53	$28.13	$27.98	$32.20
Income from Investment Operations
Net investment income (loss)A	.21	.20	.20	.25	.25
Net realized and unrealized gain (loss)	(1.71)	1.94B	2.54	1.33	(2.55)
Total from investment operations	(1.50)	2.14	2.74	1.58	(2.30)
Distributions from net investment income	(.08)	(.17)	(.25)	(.20)	(.12)
Distributions from net realized gain	(1.67)	(1.33)	(.09)	(1.23)	(1.81)
Total distributions	(1.75)	(1.50)	(.34)	(1.43)	(1.93)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$27.93	$31.17	$30.53	$28.13	$27.98
Total ReturnD,E	(5.05)%	7.34%B	9.80%	6.04%	(7.70)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.68%	1.73%	1.70%	1.70%	1.70%
Expenses net of fee waivers, if any	1.68%	1.73%	1.70%	1.70%	1.69%
Expenses net of all reductions	1.67%	1.73%	1.67%	1.67%	1.65%
Net investment income (loss)	.69%	.66%	.70%	.95%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$37,720	$44,563	$47,620	$49,359	$55,452
Portfolio turnover rateH	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18 at period end. Excluding this amount, the total return would have been 7.93%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.63	$29.06	$26.77	$26.62	$30.72
Income from Investment Operations
Net investment income (loss)A	.05	.05	.06	.12	.10
Net realized and unrealized gain (loss)	(1.61)	1.85B	2.41	1.26	(2.44)
Total from investment operations	(1.56)	1.90	2.47	1.38	(2.34)
Distributions from net investment income	–	–	(.09)	–	–
Distributions from net realized gain	(1.52)	(1.33)	(.09)	(1.23)	(1.77)
Total distributions	(1.52)	(1.33)	(.18)	(1.23)	(1.77)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$26.56	$29.63	$29.06	$26.77	$26.62
Total ReturnD,E	(5.51)%	6.84%B	9.27%	5.51%	(8.16)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.18%	2.22%	2.20%	2.19%	2.19%
Expenses net of fee waivers, if any	2.18%	2.22%	2.20%	2.19%	2.18%
Expenses net of all reductions	2.18%	2.22%	2.17%	2.16%	2.15%
Net investment income (loss)	.19%	.16%	.20%	.46%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$3,585	$6,661	$10,194	$15,823	$20,831
Portfolio turnover rateH	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17 at period end. Excluding this amount, the total return would have been 7.43%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.30	$28.78	$26.53	$26.44	$30.58
Income from Investment Operations
Net investment income (loss)A	.07	.06	.07	.13	.11
Net realized and unrealized gain (loss)	(1.59)	1.82B	2.39	1.25	(2.41)
Total from investment operations	(1.52)	1.88	2.46	1.38	(2.30)
Distributions from net investment income	–	(.03)	(.12)	(.06)	(.04)
Distributions from net realized gain	(1.62)	(1.33)	(.09)	(1.23)	(1.81)
Total distributions	(1.62)	(1.36)	(.21)	(1.29)	(1.85)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$26.17	$29.30	$28.78	$26.53	$26.44
Total ReturnD,E	(5.46)%	6.85%B	9.33%	5.57%	(8.10)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.11%	2.17%	2.16%	2.16%	2.13%
Expenses net of fee waivers, if any	2.11%	2.17%	2.16%	2.16%	2.13%
Expenses net of all reductions	2.10%	2.17%	2.12%	2.13%	2.10%
Net investment income (loss)	.26%	.22%	.24%	.49%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$51,651	$57,226	$61,824	$67,074	$78,939
Portfolio turnover rateH	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share $.17 at period end. Excluding this amount, the total return would have been 7.44%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.00	$32.24	$29.67	$29.49	$33.80
Income from Investment Operations
Net investment income (loss)A	.41	.40	.40	.44	.46
Net realized and unrealized gain (loss)	(1.81)	2.04B	2.68	1.39	(2.69)
Total from investment operations	(1.40)	2.44	3.08	1.83	(2.23)
Distributions from net investment income	(.31)	(.35)	(.41)	(.42)	(.29)
Distributions from net realized gain	(1.67)	(1.33)	(.09)	(1.23)	(1.81)
Total distributions	(1.98)	(1.68)	(.51)C	(1.65)	(2.09)D
Redemption fees added to paid in capitalA	.01	–E	–E	–E	.01
Net asset value, end of period	$29.63	$33.00	$32.24	$29.67	$29.49
Total ReturnF	(4.47)%	7.98%B	10.47%	6.64%	(7.13)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.07%	1.12%	1.11%	1.11%	1.10%
Expenses net of fee waivers, if any	1.07%	1.12%	1.11%	1.11%	1.10%
Expenses net of all reductions	1.06%	1.12%	1.08%	1.08%	1.06%
Net investment income (loss)	1.30%	1.26%	1.29%	1.54%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$51,569	$48,693	$36,310	$40,026	$49,888
Portfolio turnover rateI	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.19 at period end. Excluding this amount, the total return would have been 8.57%.

 C Total distributions of $.51 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.092 per share.

 D Total distributions of $2.09. per share is comprised of distributions from net investment income of $.288 and distributions from net realized gain of $1.805 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, information on transfers between Levels 1 and 2 , as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$44,008,834
Gross unrealized depreciation	(25,172,267)
Net unrealized appreciation (depreciation) on securities	$18,836,567
Tax Cost	$251,768,532

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,204,748
Undistributed long-term capital gain	$2,201,807
Net unrealized appreciation (depreciation) on securities and other investments	$18,781,082

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$2,726,802	$ 2,011,362
Long-term Capital Gains	14,513,879	13,483,906
Total	$17,240,681	$ 15,495,268

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $209,571,850 and $223,267,320, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$354,555	$1,813
Class T	.25%	.25%	211,840	1,174
Class B	.75%	.25%	52,193	39,171
Class C	.75%	.25%	593,112	50,470
			$1,211,700	$92,628

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$35,334
Class T	6,975
Class B(a)	6,110
Class C(a)	2,872
$51,291

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$345,368.24
Class T	127,554.30
Class B	15,550.30
Class C	138,331.23
Class I	112,096.19
	$738,899

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $328 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8,064.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,448,000.36%		$527

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $444 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,049. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,254 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,359 and a portion of class-level operating expenses as follows:

Amount
Class A	$3,466
Class T	136
Class B	14
Class C	1,393
Class I	1,027
$6,036

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$822,279	$1,258,600
Class T	110,077	253,592
Class C	–	67,365
Class I	466,265	431,805
Total	$1,398,621	$2,011,362
From net realized gain
Class A	$7,521,830	$6,564,461
Class T	2,362,422	2,044,109
Class B	322,901	453,142
Class C	3,108,927	2,799,874
Class I	2,525,980	1,622,320
Total	$15,842,060	$13,483,906

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	687,127	573,747	$21,712,763	$17,697,836
Reinvestment of distributions	249,985	228,279	7,544,560	6,811,859
Shares redeemed	(1,101,494)	(1,220,608)	(33,216,845)	(37,276,981)
Net increase (decrease)	(164,382)	(418,582)	$(3,959,522)	$(12,767,286)
Class T
Shares sold	134,384	138,080	$4,095,325	$4,191,092
Reinvestment of distributions	82,920	77,360	2,437,846	2,251,960
Shares redeemed	(296,419)	(345,644)	(8,755,323)	(10,192,417)
Net increase (decrease)	(79,115)	(130,204)	$(2,222,152)	$(3,749,365)
Class B
Shares sold	4,883	8,605	$142,572	$250,322
Reinvestment of distributions	10,090	13,707	283,216	380,925
Shares redeemed	(104,780)	(148,296)	(2,930,407)	(4,170,831)
Net increase (decrease)	(89,807)	(125,984)	$(2,504,619)	$(3,539,584)
Class C
Shares sold	485,886	212,902	$14,051,553	$6,070,821
Reinvestment of distributions	98,091	89,602	2,712,206	2,461,356
Shares redeemed	(563,292)	(497,988)	(15,169,240)	(13,805,000)
Net increase (decrease)	20,685	(195,484)	$1,594,519	$(5,272,823)
Class I
Shares sold	1,486,922	1,068,125	$48,941,250	$34,572,790
Reinvestment of distributions	81,888	52,027	2,540,162	1,594,630
Shares redeemed	(1,303,858)	(770,899)	(40,320,585)	(24,061,907)
Net increase (decrease)	264,952	349,253	$11,160,827	$12,105,513

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Emerging Asia Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.36%
Actual		$1,000.00	$838.40	$6.30
Hypothetical-C		$1,000.00	$1,018.35	$6.92
Class T	1.66%
Actual		$1,000.00	$837.00	$7.69
Hypothetical-C		$1,000.00	$1,016.84	$8.44
Class B	2.16%
Actual		$1,000.00	$835.20	$9.99
Hypothetical-C		$1,000.00	$1,014.32	$10.97
Class C	2.10%
Actual		$1,000.00	$835.30	$9.71
Hypothetical-C		$1,000.00	$1,014.62	$10.66
Class I	1.06%
Actual		$1,000.00	$839.60	$4.92
Hypothetical-C		$1,000.00	$1,019.86	$5.40

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$ 0.2200	$ 0.2300
Class T	12/07/15	12/04/15	$ 0.1290	$ 0.2300
Class B	12/07/15	12/04/15	$ 0.0000	$ 0.2300
Class C	12/07/15	12/04/15	$ 0.0080	$ 0.2300

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $4,093,314 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 1%, Class T designates 1%, Class B designates 0%, and Class C designates 1% of the dividends distributed in December 2014, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 99%, Class T designates 100%, Class B designates 0%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$ 0.4939	$ 0.1569
Class T	12/08/14	$ 0.3889	$ 0.1569
Class B	12/08/14	$ 0.0000	$ 0.0000
Class C	12/08/14	$ 0.2539	$ 0.1569

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Class I ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEA-ANN-1215
1.703376.118

Fidelity Advisor® Emerging Asia Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(4.47)%	2.45%	10.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$28,067	Fidelity Advisor® Emerging Asia Fund - Class I
$21,884	MSCI AC (All Country) Asia ex Japan Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Colin Chickles:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded single-digit declines but handily outpaced the -7.22% return of the benchmark MSCI AC (All Country) Asia ex Japan Index. The fund’s relative performance was particularly bolstered by stock selection in industrials, consumer staples and information technology. Geographically, our picks in China, South Korea and Hong Kong were beneficial. The three biggest relative contributors were overweighted positions in China Railway Group, CRRC and China Communications Construction, three China-based companies with a strong presence in rail transportation. Given the huge gains in these positions, I sold the first two and considerably reduced our share count in China Communications Construction. Conversely, stock picking in utilities, materials and financials were negatives. From a country perspective, stock selection in Singapore detracted. At the stock level, the biggest relative detractor by a wide margin was Hong Kong Exchanges and Clearing, the company operating the stock exchange in that nation. The fund didn’t own this benchmark stock as it raced higher in April, but I built a position in May and sold it for a loss in July. Not owning strong-performing benchmark component CK Hutchison Holdings for most of the period also worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	6.3	5.6
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1	3.8
Tencent Holdings Ltd.	3.7	3.1
AIA Group Ltd.	2.9	2.6
China Construction Bank Corp. (H Shares)	2.7	2.6
Industrial & Commercial Bank of China Ltd. (H Shares)	1.9	2.0
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.9	1.5
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1.7	1.6
China Mobile Ltd.	1.6	1.1
Bank of China Ltd. (H Shares)	1.6	1.8
	28.4

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.3	32.8
Information Technology	22.1	20.7
Consumer Discretionary	9.0	10.6
Telecommunication Services	7.1	6.8
Utilities	6.3	5.2

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

As of April 30, 2015
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.4%
		Shares	Value
Australia - 0.1%
Beacon Lighting Group Ltd.		122,049	$156,140
Sino Gas & Energy Ltd. (a)		1,335,338	82,192

TOTAL AUSTRALIA			238,332

Bermuda - 2.3%
Brilliance China Automotive Holdings Ltd.		648,000	898,545
BW LPG Ltd.		9,210	62,544
Cheung Kong Infrastructure Holdings Ltd.		106,000	983,360
China Foods Ltd. (a)		692,000	315,598
CSI Properties Ltd.		8,640,000	288,817
Digital China Holdings Ltd. (H Shares)		484,000	493,796
Hongkong Land Holdings Ltd.		182,700	1,369,920
Joy City Property Ltd.		760,000	118,906
Kerry Logistics Network Ltd.		454,000	675,257
PAX Global Technology Ltd.		223,000	291,608
Skyworth Digital Holdings Ltd.		1,095,448	810,718

TOTAL BERMUDA			6,309,069

Cayman Islands - 12.9%
58.com, Inc. ADR (a)		15,800	829,342
Alibaba Group Holding Ltd. sponsored ADR (a)		24,100	2,020,303
AMVIG Holdings Ltd.		348,000	159,456
Belle International Holdings Ltd.		713,000	692,064
Changyou.com Ltd. (A Shares) ADR (a)		12,900	257,484
Cheung Kong Property Holdings Ltd.		402,000	2,812,851
China Modern Dairy Holdings Ltd.		2,062,000	620,250
China Resources Cement Holdings Ltd.		2,809,972	1,133,935
China Sanjiang Fine Chemicals Ltd. (a)(b)		1,845,000	388,919
China State Construction International Holdings Ltd.		498,000	755,665
ChinaCache International Holdings Ltd. sponsored ADR (a)		12,300	92,373
CK Hutchison Holdings Ltd.		280,500	3,841,028
Cosmo Lady (China) Holdings Co. Ltd.		380,000	377,409
Ctrip.com International Ltd. sponsored ADR (a)(b)		9,200	855,324
ENN Energy Holdings Ltd.		210,000	1,203,015
Greatview Aseptic Pack Co. Ltd.		661,000	310,312
iKang Healthcare Group, Inc. sponsored ADR (a)		8,900	137,594
International Housewares Retail Co. Ltd.		1,909,000	398,452
Ju Teng International Holdings Ltd.		796,000	435,321
Lee's Pharmaceutical Holdings Ltd.		93,000	120,076
Longfor Properties Co. Ltd.		1,043,500	1,398,133
MGM China Holdings Ltd.		296,400	432,324
New Oriental Education & Technology Group, Inc. sponsored ADR		14,800	407,148
Pico Far East Holdings Ltd.		650,000	172,544
Samson Holding Ltd.		1,152,000	145,402
Sino Biopharmaceutical Ltd.		1,200,000	1,491,240
SITC International Holdings Co. Ltd.		809,000	415,251
Sitoy Group Holdings Ltd.		303,000	144,852
SOHO China Ltd.		745,000	383,127
Stella International Holdings Ltd.		127,000	313,651
TCC International Holdings Ltd.		586,000	115,357
Tencent Holdings Ltd.		529,900	9,988,286
Value Partners Group Ltd.		266,000	281,672
Vipshop Holdings Ltd. ADR (a)		24,100	494,532
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)		13,300	594,510
Youku Tudou, Inc. ADR (a)(b)		16,200	394,308
Zhen Ding Technology Holding Ltd.		80,000	228,677

TOTAL CAYMAN ISLANDS			34,842,187

China - 17.2%
Agricultural Bank of China Ltd. (H Shares)		3,636,000	1,486,799
Anhui Conch Cement Co. Ltd. (H Shares)		255,500	779,607
Bank of China Ltd. (H Shares)		9,182,000	4,329,877
Beijing Urban Consolidated & Development Group Ltd. (H Shares)		45,000	27,686
China Communications Construction Co. Ltd. (H Shares)		1,853,000	2,557,488
China Construction Bank Corp. (H Shares)		10,085,000	7,309,164
China Life Insurance Co. Ltd. (H Shares)		380,000	1,370,312
China National Building Materials Co. Ltd. (H Shares)		440,000	273,380
China Pacific Insurance (Group) Co. Ltd. (H Shares)		721,400	2,873,622
China Petroleum & Chemical Corp. (H Shares)		4,496,000	3,240,915
China Telecom Corp. Ltd. (H Shares)		4,770,000	2,488,138
China Vanke Co. Ltd. (H Shares)		834,400	1,947,193
Chongqing Changan Automobile Co. Ltd. (B Shares)		245,000	450,910
Huadian Fuxin Energy Corp. Ltd. (H Shares)		1,836,000	562,494
Huadian Power International Corp. Ltd. (H Shares)		1,120,000	818,900
Industrial & Commercial Bank of China Ltd. (H Shares)		8,285,000	5,255,223
Jiangling Motors Corp. Ltd. (B Shares)		70,301	226,077
Jiangsu Hengrui Medicine Co. Ltd.		70,521	585,111
Kweichow Moutai Co. Ltd.		28,983	978,576
PICC Property & Casualty Co. Ltd. (H Shares)		741,060	1,681,517
Ping An Insurance (Group) Co. of China Ltd. (H Shares)		818,000	4,591,639
SAIC Motor Corp. Ltd.		171,451	483,099
Shenzhen Expressway Co. (H Shares)		398,000	306,696
Tong Ren Tang Technologies Co. Ltd. (H Shares)		218,000	340,505
Zhejiang Expressway Co. Ltd. (H Shares)		1,120,000	1,376,871

TOTAL CHINA			46,341,799

Hong Kong - 12.7%
AIA Group Ltd.		1,313,400	7,700,899
China Everbright Ltd.		352,000	828,448
China Mobile Ltd.		364,500	4,370,317
China Power International Development Ltd.		1,585,000	996,064
China Resources Power Holdings Co. Ltd.		522,000	1,180,851
CNOOC Ltd. sponsored ADR (b)		34,300	3,899,224
Dah Sing Banking Group Ltd.		184,000	349,150
Fosun International Ltd.		604,372	1,100,555
Henderson Land Development Co. Ltd.		189,100	1,207,735
HKT Trust/HKT Ltd. unit		1,394,500	1,661,442
Hysan Development Co. Ltd.		329,000	1,459,289
Lenovo Group Ltd.		1,002,000	930,995
Magnificent Estates Ltd.		1,896,000	53,710
New World Development Co. Ltd.		1,597,000	1,703,371
PCCW Ltd.		3,323,000	1,789,241
Power Assets Holdings Ltd.		211,000	2,098,693
Shun Ho Technology Holdings Ltd. (a)		31,284	10,680
Techtronic Industries Co. Ltd.		332,000	1,213,685
Wheelock and Co. Ltd.		397,000	1,850,462

TOTAL HONG KONG			34,404,811

India - 9.6%
Adani Ports & Special Economic Zone (a)		90,030	406,493
Apollo Tyres Ltd.		425,355	1,114,127
Axis Bank Ltd. (a)		71,552	518,214
Bajaj Finserv Ltd.		42,535	1,278,996
Bharat Petroleum Corp. Ltd. (a)		83,752	1,113,213
Bharti Infratel Ltd. (a)		95,622	567,930
Cox & Kings India Ltd. (a)		240,045	990,639
Dr. Reddy's Laboratories Ltd. (a)		22,092	1,435,408
Edelweiss Financial Services Ltd.		525,264	476,720
GAIL India Ltd.		96,413	454,016
HCL Technologies Ltd.		58,877	783,667
Hexaware Technologies Ltd.		164,537	601,598
IL&FS Transportation Networks Ltd.		133,958	191,495
Indian Oil Corp. Ltd. (a)		225,537	1,374,655
JK Tyre & Industries Ltd. (a)		490,642	762,446
Just Dial Ltd. (a)		16,816	205,707
LIC Housing Finance Ltd. (a)		74,849	546,510
Mahindra & Mahindra Ltd. (a)		52,098	940,711
Maruti Suzuki India Ltd. (a)		10,552	717,678
McLeod Russel India Ltd. (a)		94,682	248,467
NTPC Ltd.		642,649	1,303,897
Oil & Natural Gas Corp. Ltd.		228,160	860,723
Petronet LNG Ltd.		440,925	1,306,769
Power Finance Corp. Ltd.		145,742	531,974
Power Grid Corp. of India Ltd.		131,131	257,774
Redington India Ltd. (a)		192,326	349,534
Reliance Capital Ltd. (a)		20,100	129,251
Reliance Infrastructure Ltd. (a)		80,455	486,594
Shriram City Union Finance Ltd.		14,220	398,568
Sun TV Ltd.		109,142	661,167
Tata Motors Ltd. (a)		274,008	1,617,141
The Jammu & Kashmir Bank Ltd.		305,332	387,510
UPL Ltd.		101,887	713,741
Vakrangee Ltd.		75,631	151,133
VST Industries Ltd. (a)		11,571	283,175
Yes Bank Ltd. (a)		156,293	1,806,327

TOTAL INDIA			25,973,968

Indonesia - 1.4%
PT ACE Hardware Indonesia Tbk		3,485,600	169,685
PT Bank Rakyat Indonesia Tbk		3,164,800	2,422,199
PT Gudang Garam Tbk		279,900	876,132
PT Summarecon Agung Tbk		3,581,600	362,513
Sunway Construction Group Bhd (a)		48,990	14,736

TOTAL INDONESIA			3,845,265

Israel - 0.0%
Sarine Technologies Ltd.		96,600	107,373
Japan - 1.4%
Fuji Media Holdings, Inc.		77,300	919,549
KDDI Corp.		60,600	1,466,419
NGK Insulators Ltd.		13,000	281,448
SoftBank Corp.		19,100	1,070,133

TOTAL JAPAN			3,737,549

Korea (South) - 17.2%
AMOREPACIFIC Corp.		4,946	1,635,281
Daewoo International Corp.		15,163	264,941
DGB Financial Group Co. Ltd.		77,194	716,656
Dongbu Insurance Co. Ltd.		40,887	2,449,417
Duksan Hi-Metal Co. Ltd. (a)		19,218	142,733
Global & Yuasa Battery Co. Ltd.		4,616	164,948
Hana Financial Group, Inc.		23,807	579,657
Hyosung Corp.		8,903	912,312
Hyundai Mobis		6,062	1,274,232
Hyundai Motor Co.		28,497	3,893,544
Hyundai Steel Co.		29,547	1,348,256
KB Financial Group, Inc.		68,159	2,156,118
Korea Aerospace Industries Ltd.		6,595	519,851
Korea Electric Power Corp.		42,247	1,899,288
Korea Petro Chemical Industries Co. Ltd.		3,957	613,424
Korea Zinc Co. Ltd.		4,286	1,779,311
LG Household & Health Care Ltd.		2,968	2,461,701
LOTTE Hi-Mart Co. Ltd.		5,313	270,822
Samsung Card Co. Ltd.		17,806	601,970
Samsung Electronics Co. Ltd.		14,146	16,998,446
Shinhan Financial Group Co. Ltd.		83,006	3,163,174
SK Energy Co. Ltd. (a)		16,816	1,745,269
SK Telecom Co. Ltd.		3,957	836,681

TOTAL KOREA (SOUTH)			46,428,032

Malaysia - 2.2%
AEON Credit Service Bhd		45,500	135,583
AMMB Holdings Bhd		212,000	234,990
Cahya Mata Sarawak Bhd		253,900	313,038
Eversendai Corp. Bhd		266,400	48,244
Glomac Bhd		439,300	92,496
Media Prima Bhd		965,200	312,545
MISC Bhd		251,000	526,653
Sunway Bhd		489,900	353,088
Tenaga Nasional Bhd		725,800	2,133,333
YTL Corp. Bhd		2,891,300	1,015,355
YTL Power International Bhd		2,195,800	771,146

TOTAL MALAYSIA			5,936,471

Philippines - 1.1%
ABS CBN Broadcasting Corp. (depositary receipt)		97,800	140,978
Globe Telecom, Inc.		15,825	769,252
LT Group, Inc.		518,300	138,312
Metropolitan Bank & Trust Co.		669,360	1,215,404
Robinsons Retail Holdings, Inc.		89,570	147,062
Security Bank Corp.		226,866	687,473

TOTAL PHILIPPINES			3,098,481

Singapore - 4.3%
Boustead Projects Pte Ltd. (a)		33,854	20,410
Boustead Singapore Ltd.		178,048	121,716
CapitaLand Ltd.		504,500	1,112,883
Centurion Corp. Ltd.		254,500	76,045
CWT Ltd.		115,000	164,164
Frasers Centrepoint Ltd.		120,000	139,538
Hyflux Ltd.		451,000	218,128
Interplex Holdings Ltd.		193,000	97,189
Mapletree Industrial (REIT)		1,445,493	1,572,390
Sheng Siong Group Ltd.		573,000	346,847
Singapore Telecommunications Ltd.		881,000	2,503,144
Sound Global Ltd. (a)		278,000	246,039
United Overseas Bank Ltd.		232,500	3,376,083
UOL Group Ltd.		165,000	770,015
Wing Tai Holdings Ltd.		587,000	730,477

TOTAL SINGAPORE			11,495,068

Taiwan - 13.2%
ASUSTeK Computer, Inc.		137,000	1,227,999
Cathay Financial Holding Co. Ltd.		1,921,000	2,745,554
China Life Insurance Co. Ltd.		847,000	701,811
Chinatrust Financial Holding Co. Ltd.		3,332,723	1,832,407
Delta Electronics, Inc.		119,000	608,471
E.SUN Financial Holdings Co. Ltd.		1,759,748	1,059,697
Fubon Financial Holding Co. Ltd.		1,815,000	2,946,265
Hon Hai Precision Industry Co. Ltd. (Foxconn)		1,909,850	5,094,502
Novatek Microelectronics Corp.		195,000	666,718
PChome Online, Inc.		23,814	267,738
Pegatron Corp.		925,000	2,273,679
Pou Chen Corp.		704,000	997,505
Realtek Semiconductor Corp.		155,000	325,135
Richtek Technology Corp.		57,000	332,712
Sinopac Holdings Co.		5,778,145	1,913,293
Taiwan Semiconductor Manufacturing Co. Ltd.		2,634,393	11,099,947
Wistron NeWeb Corp.		239,700	633,490
Yuanta Financial Holding Co. Ltd.		2,172,321	856,483

TOTAL TAIWAN			35,583,406

Thailand - 2.0%
Asian Property Development PCL (For. Reg.)		5,454,100	918,236
Bangkok Expressway PCL (For.Reg.)		403,300	407,822
CH. Karnchang PCL		461,600	366,921
Intouch Holdings PCL:
(For. Reg.)		690,901	1,456,044
NVDR		147,400	310,639
Preuksa Real Estate PCL (For. Reg.)		880,100	692,571
Thai Beverage PCL		2,304,800	1,108,306

TOTAL THAILAND			5,260,539

United States of America - 0.8%
China Biologic Products, Inc. (a)		1,300	148,122
Cognizant Technology Solutions Corp. Class A (a)		28,900	1,968,379

TOTAL UNITED STATES OF AMERICA			2,116,501

TOTAL COMMON STOCKS
(Cost $246,284,018)			265,718,851
		Principal Amount(c)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $123,312)	INR	615,670	119,946
		Shares	Value

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 0.18% (d)		1,997,052	1,997,052
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)		2,769,250	2,769,250
TOTAL MONEY MARKET FUNDS
(Cost $4,766,302)			4,766,302
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $251,173,632)			270,605,099
NET OTHER ASSETS (LIABILITIES) - (0.2)%			(551,390)
NET ASSETS - 100%			$270,053,709

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Amount is stated in United States dollars unless otherwise noted.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,063
Fidelity Securities Lending Cash Central Fund	9,049
Total	$15,112

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$23,761,028	$8,358,055	$14,919,874	$483,099
Consumer Staples	9,021,395	4,096,982	4,924,413	--
Energy	13,807,220	5,707,037	8,100,183	--
Financials	95,210,637	16,403,210	78,807,427	--
Health Care	4,852,566	880,226	3,972,340	--
Industrials	14,925,587	784,792	14,140,795	--
Information Technology	59,694,081	34,362,489	25,331,592	--
Materials	8,528,010	4,653,303	3,874,707	--
Telecommunication Services	19,289,380	--	19,289,380	--
Utilities	16,628,947	--	16,382,908	246,039
Corporate Bonds	119,946	--	119,946	--
Money Market Funds	4,766,302	4,766,302	--	--
Total Investments in Securities:	$270,605,099	$80,012,396	$189,863,565	$729,138

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$3,823,089
Level 2 to Level 1	$13,189,137

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Industrials:
Beginning Balance	$2,916,359
Net Realized Gain (Loss) on Investment Securities	2,027,462
Net Unrealized Gain (Loss) on Investment Securities	(691,278)
Cost of Purchases	1,615,871
Proceeds of Sales	(5,868,414)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	--

Other Investments in Securities:
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(192,200)
Net Unrealized Gain (Loss) on Investment Securities	(188,763)
Cost of Purchases	1,731,541
Proceeds of Sales	(621,440)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$729,138
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$(188,763)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $2,711,876) — See accompanying schedule: Unaffiliated issuers (cost $246,407,330)	$265,838,797
Fidelity Central Funds (cost $4,766,302)	4,766,302
Total Investments (cost $251,173,632)		$270,605,099
Receivable for investments sold		10,863,972
Receivable for fund shares sold		77,495
Dividends receivable		87,527
Interest receivable		483
Distributions receivable from Fidelity Central Funds		644
Prepaid expenses		851
Other receivables		136,283
Total assets		281,772,354
Liabilities
Payable for investments purchased	$8,141,643
Payable for fund shares redeemed	414,379
Accrued management fee	157,909
Distribution and service plan fees payable	88,170
Other affiliated payables	66,087
Other payables and accrued expenses	81,207
Collateral on securities loaned, at value	2,769,250
Total liabilities		11,718,645
Net Assets		$270,053,709
Net Assets consist of:
Paid in capital		$247,866,307
Undistributed net investment income		1,204,748
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,606,906
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,375,748
Net Assets		$270,053,709
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($125,527,985 ÷ 4,365,934 shares)		$28.75
Maximum offering price per share (100/94.25 of $28.75)		$30.50
Class T:
Net Asset Value and redemption price per share ($37,720,112 ÷ 1,350,455 shares)		$27.93
Maximum offering price per share (100/96.50 of $27.93)		$28.94
Class B:
Net Asset Value and offering price per share ($3,585,124 ÷ 134,979 shares)(a)		$26.56
Class C:
Net Asset Value and offering price per share ($51,651,210 ÷ 1,973,722 shares)(a)		$26.17
Class I:
Net Asset Value, offering price and redemption price per share ($51,569,278 ÷ 1,740,560 shares)		$29.63

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$8,058,317
Interest		490
Income from Fidelity Central Funds		15,112
Income before foreign taxes withheld		8,073,919
Less foreign taxes withheld		(809,681)
Total income		7,264,238
Expenses
Management fee	$2,146,223
Transfer agent fees	738,899
Distribution and service plan fees	1,211,700
Accounting and security lending fees	159,412
Custodian fees and expenses	212,654
Independent trustees' compensation	1,313
Registration fees	85,258
Audit	88,862
Legal	789
Interest	527
Miscellaneous	2,019
Total expenses before reductions	4,647,656
Expense reductions	(22,649)	4,625,007
Net investment income (loss)		2,639,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $288,936)	3,743,148
Foreign currency transactions	(47,197)
Total net realized gain (loss)		3,695,951
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $934,924)	(25,576,727)
Assets and liabilities in foreign currencies	(5,142)
Total change in net unrealized appreciation (depreciation)		(25,581,869)
Net gain (loss)		(21,885,918)
Net increase (decrease) in net assets resulting from operations		$(19,246,687)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,639,231	$2,377,197
Net realized gain (loss)	3,695,951	16,845,214
Change in net unrealized appreciation (depreciation)	(25,581,869)	735,749
Net increase (decrease) in net assets resulting from operations	(19,246,687)	19,958,160
Distributions to shareholders from net investment income	(1,398,621)	(2,011,362)
Distributions to shareholders from net realized gain	(15,842,060)	(13,483,906)
Total distributions	(17,240,681)	(15,495,268)
Share transactions - net increase (decrease)	4,069,053	(13,223,545)
Redemption fees	145,305	35,731
Total increase (decrease) in net assets	(32,273,010)	(8,724,922)
Net Assets
Beginning of period	302,326,719	311,051,641
End of period (including undistributed net investment income of $1,204,748 and undistributed net investment income of $1,321,181, respectively)	$270,053,709	$302,326,719

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.05	$31.34	$28.87	$28.70	$32.97
Income from Investment Operations
Net investment income (loss)A	.31	.30	.30	.34	.35
Net realized and unrealized gain (loss)	(1.76)	2.00B	2.59	1.37	(2.62)
Total from investment operations	(1.45)	2.30	2.89	1.71	(2.27)
Distributions from net investment income	(.18)	(.26)	(.33)	(.31)	(.20)
Distributions from net realized gain	(1.67)	(1.33)	(.09)	(1.23)	(1.81)
Total distributions	(1.86)C	(1.59)	(.42)	(1.54)	(2.01)
Redemption fees added to paid in capitalA	.01	–D	–D	–D	.01
Net asset value, end of period	$28.75	$32.05	$31.34	$28.87	$28.70
Total ReturnE,F	(4.78)%	7.70%B	10.10%	6.36%	(7.44)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.37%	1.42%	1.41%	1.42%	1.39%
Expenses net of fee waivers, if any	1.37%	1.42%	1.41%	1.42%	1.39%
Expenses net of all reductions	1.36%	1.42%	1.38%	1.38%	1.35%
Net investment income (loss)	1.00%	.96%	.99%	1.24%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$125,528	$145,184	$155,104	$160,427	$179,346
Portfolio turnover rateI	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18 at period end. Excluding this amount, the total return would have been 8.29%.

 C Total distributions of $1.86 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.674 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.17	$30.53	$28.13	$27.98	$32.20
Income from Investment Operations
Net investment income (loss)A	.21	.20	.20	.25	.25
Net realized and unrealized gain (loss)	(1.71)	1.94B	2.54	1.33	(2.55)
Total from investment operations	(1.50)	2.14	2.74	1.58	(2.30)
Distributions from net investment income	(.08)	(.17)	(.25)	(.20)	(.12)
Distributions from net realized gain	(1.67)	(1.33)	(.09)	(1.23)	(1.81)
Total distributions	(1.75)	(1.50)	(.34)	(1.43)	(1.93)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$27.93	$31.17	$30.53	$28.13	$27.98
Total ReturnD,E	(5.05)%	7.34%B	9.80%	6.04%	(7.70)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.68%	1.73%	1.70%	1.70%	1.70%
Expenses net of fee waivers, if any	1.68%	1.73%	1.70%	1.70%	1.69%
Expenses net of all reductions	1.67%	1.73%	1.67%	1.67%	1.65%
Net investment income (loss)	.69%	.66%	.70%	.95%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$37,720	$44,563	$47,620	$49,359	$55,452
Portfolio turnover rateH	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18 at period end. Excluding this amount, the total return would have been 7.93%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.63	$29.06	$26.77	$26.62	$30.72
Income from Investment Operations
Net investment income (loss)A	.05	.05	.06	.12	.10
Net realized and unrealized gain (loss)	(1.61)	1.85B	2.41	1.26	(2.44)
Total from investment operations	(1.56)	1.90	2.47	1.38	(2.34)
Distributions from net investment income	–	–	(.09)	–	–
Distributions from net realized gain	(1.52)	(1.33)	(.09)	(1.23)	(1.77)
Total distributions	(1.52)	(1.33)	(.18)	(1.23)	(1.77)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$26.56	$29.63	$29.06	$26.77	$26.62
Total ReturnD,E	(5.51)%	6.84%B	9.27%	5.51%	(8.16)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.18%	2.22%	2.20%	2.19%	2.19%
Expenses net of fee waivers, if any	2.18%	2.22%	2.20%	2.19%	2.18%
Expenses net of all reductions	2.18%	2.22%	2.17%	2.16%	2.15%
Net investment income (loss)	.19%	.16%	.20%	.46%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$3,585	$6,661	$10,194	$15,823	$20,831
Portfolio turnover rateH	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17 at period end. Excluding this amount, the total return would have been 7.43%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.30	$28.78	$26.53	$26.44	$30.58
Income from Investment Operations
Net investment income (loss)A	.07	.06	.07	.13	.11
Net realized and unrealized gain (loss)	(1.59)	1.82B	2.39	1.25	(2.41)
Total from investment operations	(1.52)	1.88	2.46	1.38	(2.30)
Distributions from net investment income	–	(.03)	(.12)	(.06)	(.04)
Distributions from net realized gain	(1.62)	(1.33)	(.09)	(1.23)	(1.81)
Total distributions	(1.62)	(1.36)	(.21)	(1.29)	(1.85)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	.01
Net asset value, end of period	$26.17	$29.30	$28.78	$26.53	$26.44
Total ReturnD,E	(5.46)%	6.85%B	9.33%	5.57%	(8.10)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.11%	2.17%	2.16%	2.16%	2.13%
Expenses net of fee waivers, if any	2.11%	2.17%	2.16%	2.16%	2.13%
Expenses net of all reductions	2.10%	2.17%	2.12%	2.13%	2.10%
Net investment income (loss)	.26%	.22%	.24%	.49%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$51,651	$57,226	$61,824	$67,074	$78,939
Portfolio turnover rateH	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share $.17 at period end. Excluding this amount, the total return would have been 7.44%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.00	$32.24	$29.67	$29.49	$33.80
Income from Investment Operations
Net investment income (loss)A	.41	.40	.40	.44	.46
Net realized and unrealized gain (loss)	(1.81)	2.04B	2.68	1.39	(2.69)
Total from investment operations	(1.40)	2.44	3.08	1.83	(2.23)
Distributions from net investment income	(.31)	(.35)	(.41)	(.42)	(.29)
Distributions from net realized gain	(1.67)	(1.33)	(.09)	(1.23)	(1.81)
Total distributions	(1.98)	(1.68)	(.51)C	(1.65)	(2.09)D
Redemption fees added to paid in capitalA	.01	–E	–E	–E	.01
Net asset value, end of period	$29.63	$33.00	$32.24	$29.67	$29.49
Total ReturnF	(4.47)%	7.98%B	10.47%	6.64%	(7.13)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.07%	1.12%	1.11%	1.11%	1.10%
Expenses net of fee waivers, if any	1.07%	1.12%	1.11%	1.11%	1.10%
Expenses net of all reductions	1.06%	1.12%	1.08%	1.08%	1.06%
Net investment income (loss)	1.30%	1.26%	1.29%	1.54%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$51,569	$48,693	$36,310	$40,026	$49,888
Portfolio turnover rateI	70%	91%	95%	95%	119%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.19 at period end. Excluding this amount, the total return would have been 8.57%.

 C Total distributions of $.51 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.092 per share.

 D Total distributions of $2.09. per share is comprised of distributions from net investment income of $.288 and distributions from net realized gain of $1.805 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, information on transfers between Levels 1 and 2 , as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$44,008,834
Gross unrealized depreciation	(25,172,267)
Net unrealized appreciation (depreciation) on securities	$18,836,567
Tax Cost	$251,768,532

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,204,748
Undistributed long-term capital gain	$2,201,807
Net unrealized appreciation (depreciation) on securities and other investments	$18,781,082

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$2,726,802	$ 2,011,362
Long-term Capital Gains	14,513,879	13,483,906
Total	$17,240,681	$ 15,495,268

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $209,571,850 and $223,267,320, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$354,555	$1,813
Class T	.25%	.25%	211,840	1,174
Class B	.75%	.25%	52,193	39,171
Class C	.75%	.25%	593,112	50,470
			$1,211,700	$92,628

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$35,334
Class T	6,975
Class B(a)	6,110
Class C(a)	2,872
$51,291

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$345,368.24
Class T	127,554.30
Class B	15,550.30
Class C	138,331.23
Class I	112,096.19
	$738,899

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $328 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8,064.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,448,000.36%		$527

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $444 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,049. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,254 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,359 and a portion of class-level operating expenses as follows:

Amount
Class A	$3,466
Class T	136
Class B	14
Class C	1,393
Class I	1,027
$6,036

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$822,279	$1,258,600
Class T	110,077	253,592
Class C	–	67,365
Class I	466,265	431,805
Total	$1,398,621	$2,011,362
From net realized gain
Class A	$7,521,830	$6,564,461
Class T	2,362,422	2,044,109
Class B	322,901	453,142
Class C	3,108,927	2,799,874
Class I	2,525,980	1,622,320
Total	$15,842,060	$13,483,906

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	687,127	573,747	$21,712,763	$17,697,836
Reinvestment of distributions	249,985	228,279	7,544,560	6,811,859
Shares redeemed	(1,101,494)	(1,220,608)	(33,216,845)	(37,276,981)
Net increase (decrease)	(164,382)	(418,582)	$(3,959,522)	$(12,767,286)
Class T
Shares sold	134,384	138,080	$4,095,325	$4,191,092
Reinvestment of distributions	82,920	77,360	2,437,846	2,251,960
Shares redeemed	(296,419)	(345,644)	(8,755,323)	(10,192,417)
Net increase (decrease)	(79,115)	(130,204)	$(2,222,152)	$(3,749,365)
Class B
Shares sold	4,883	8,605	$142,572	$250,322
Reinvestment of distributions	10,090	13,707	283,216	380,925
Shares redeemed	(104,780)	(148,296)	(2,930,407)	(4,170,831)
Net increase (decrease)	(89,807)	(125,984)	$(2,504,619)	$(3,539,584)
Class C
Shares sold	485,886	212,902	$14,051,553	$6,070,821
Reinvestment of distributions	98,091	89,602	2,712,206	2,461,356
Shares redeemed	(563,292)	(497,988)	(15,169,240)	(13,805,000)
Net increase (decrease)	20,685	(195,484)	$1,594,519	$(5,272,823)
Class I
Shares sold	1,486,922	1,068,125	$48,941,250	$34,572,790
Reinvestment of distributions	81,888	52,027	2,540,162	1,594,630
Shares redeemed	(1,303,858)	(770,899)	(40,320,585)	(24,061,907)
Net increase (decrease)	264,952	349,253	$11,160,827	$12,105,513

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Emerging Asia Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.36%
Actual		$1,000.00	$838.40	$6.30
Hypothetical-C		$1,000.00	$1,018.35	$6.92
Class T	1.66%
Actual		$1,000.00	$837.00	$7.69
Hypothetical-C		$1,000.00	$1,016.84	$8.44
Class B	2.16%
Actual		$1,000.00	$835.20	$9.99
Hypothetical-C		$1,000.00	$1,014.32	$10.97
Class C	2.10%
Actual		$1,000.00	$835.30	$9.71
Hypothetical-C		$1,000.00	$1,014.62	$10.66
Class I	1.06%
Actual		$1,000.00	$839.60	$4.92
Hypothetical-C		$1,000.00	$1,019.86	$5.40

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$ 0.3160	$ 0.2300

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $4,093,314 or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 1% of the dividends distributed in December 2014, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 79% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$ 0.6199	$ 0.1569

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Class I ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEAI-ANN-1215
1.730185.116

Fidelity Advisor® Emerging Markets Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(16.24)%	(3.18)%	4.50%
Class T (incl. 3.50% sales charge)	(14.48)%	(2.98)%	4.48%
Class B (incl. contingent deferred sales charge)	(16.19)%	(3.15)%	4.57%
Class C (incl. contingent deferred sales charge)	(12.69)%	(2.77)%	4.33%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class A on October 31, 2005 and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$15,530	Fidelity Advisor® Emerging Markets Fund - Class A
$17,967	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded low-double-digit declines, handily topping the -14.22% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, sector and industry positioning – especially a sizable underweighting in energy – drove the fund, with stock selection also adding value. Geographically, non-benchmark exposure to the U.S. helped, as did positioning in India and picks in Mexico. The fund’s top relative contributor was Brazil-based oil producer Petroleo Brasileiro. This weak-performing index name helped our relative results because the fund didn’t own it, as did Brazilian metals miner Vale, also an index stock. Two other contributors – both out-of-benchmark positions established during the period – were health care holdings China Biologic Products and Jiangsu Hengrui Medicine. Conversely, stock selection in consumer discretionary detracted most. Underweighting China was a negative, along with stock picking in Russia. The fund’s first- and fourth-biggest relative detractors were China Life Insurance and Ping An Insurance Group. In both cases, the fund didn’t own the stock early on, but we built positions later. Overweighting Brazil-based Kroton Educacional, the world’s largest for-profit operator of colleges, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.5	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.4	3.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.3	3.1
Naspers Ltd. Class N (South Africa, Media)	2.2	2.0
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4	0.0
	14.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.4	22.2
Financials	19.8	23.6
Consumer Discretionary	18.3	16.5
Industrials	11.2	11.3
Consumer Staples	8.8	7.5

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	10.6	9.9
Korea (South)	8.7	5.7
United States of America	8.4	6.6
China	8.0	7.1
Cayman Islands	7.7	6.9

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of April 30, 2015
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 0.9%
Amcor Ltd.	180,393	$1,742,382
Sydney Airport unit	450,846	2,060,415

TOTAL AUSTRALIA		3,802,797

Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	332,800	1,833,728
Bermuda - 2.2%
China Gas Holdings Ltd.	1,409,000	2,242,448
China Resource Gas Group Ltd.	712,000	1,953,048
Credicorp Ltd. (United States)	25,014	2,831,085
PAX Global Technology Ltd.	1,745,000	2,281,869

TOTAL BERMUDA		9,308,450

Brazil - 5.3%
BB Seguridade Participacoes SA	368,200	2,539,607
Brasil Foods SA	210,100	3,274,173
Cetip SA - Mercados Organizado	231,000	2,042,525
Cielo SA	292,472	2,776,419
FPC Par Corretora de Seguros	178,400	499,134
Kroton Educacional SA	1,015,900	2,597,341
Qualicorp SA	563,800	2,368,324
Smiles SA	229,300	1,789,664
Ultrapar Participacoes SA	146,300	2,541,676
Weg SA	525,830	1,963,400

TOTAL BRAZIL		22,392,263

British Virgin Islands - 0.5%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	105,900	2,065,050
Cayman Islands - 7.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	32,700	2,741,241
ENN Energy Holdings Ltd.	432,000	2,474,774
Fu Shou Yuan International Group Ltd.	2,700,000	1,840,953
Hengan International Group Co. Ltd.	276,500	2,985,766
Shenzhou International Group Holdings Ltd.	451,000	2,222,515
Sino Biopharmaceutical Ltd.	1,840,000	2,286,569
TAL Education Group ADR (a)	57,400	2,207,030
Tencent Holdings Ltd.	730,100	13,761,931
Vipshop Holdings Ltd. ADR (a)(b)	104,000	2,134,080

TOTAL CAYMAN ISLANDS		32,654,859

China - 8.0%
Beijing Capital International Airport Co. Ltd. (H Shares)	2,142,000	2,292,688
China Life Insurance Co. Ltd. (H Shares)	686,000	2,473,774
China Pacific Insurance (Group) Co. Ltd. (H Shares)	907,800	3,616,127
Fuyao Glass Industries Group Co. Ltd. (a)	837,600	1,790,638
Inner Mongoli Yili Industries Co. Ltd.	798,200	2,007,778
Jiangsu Hengrui Medicine Co. Ltd.	276,860	2,297,100
Kweichow Moutai Co. Ltd.	68,010	2,296,275
PICC Property & Casualty Co. Ltd. (H Shares)	1,319,825	2,994,776
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,039,000	5,832,167
Shanghai International Airport Co. Ltd.	475,700	2,269,275
Weifu High-Technology Co. Ltd. (B Shares)	609,955	1,555,130
Zhengzhou Yutong Bus Co. Ltd.	634,507	2,185,433
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	351,000	2,272,179

TOTAL CHINA		33,883,340

Denmark - 0.5%
Novo Nordisk A/S Series B sponsored ADR	36,600	1,946,388
Egypt - 0.6%
Commercial International Bank SAE sponsored GDR	407,300	2,382,705
France - 0.9%
LVMH Moet Hennessy - Louis Vuitton SA	10,684	1,989,034
Safran SA	24,900	1,891,256

TOTAL FRANCE		3,880,290

Germany - 1.0%
Bayer AG	14,200	1,894,884
Wirecard AG	41,000	2,119,251

TOTAL GERMANY		4,014,135

Hong Kong - 2.0%
AIA Group Ltd.	353,000	2,069,756
CSPC Pharmaceutical Group Ltd.	2,356,000	2,193,545
Guangdong Investment Ltd.	1,548,000	2,177,047
Techtronic Industries Co. Ltd.	553,500	2,023,417

TOTAL HONG KONG		8,463,765

India - 10.6%
Adani Ports & Special Economic Zone (a)	486,623	2,197,146
Amara Raja Batteries Ltd. (a)	133,250	1,837,035
Asian Paints India Ltd.	181,441	2,299,413
Axis Bank Ltd. (a)	244,595	1,771,476
Bharti Infratel Ltd. (a)	363,529	2,159,115
Colgate-Palmolive (India)	121,884	1,776,806
Exide Industries Ltd. (a)	757,787	1,728,758
HCL Technologies Ltd.	229,234	3,051,158
HDFC Bank Ltd. (a)	117,154	2,349,719
Housing Development Finance Corp. Ltd.	284,796	5,455,293
IndusInd Bank Ltd.	132,634	1,845,416
LIC Housing Finance Ltd. (a)	281,237	2,053,453
Lupin Ltd.	86,558	2,548,561
Maruti Suzuki India Ltd. (a)	28,011	1,905,124
Sun Pharmaceutical Industries Ltd.	259,412	3,525,178
Tata Consultancy Services Ltd.	110,026	4,191,986
Titan Co. Ltd. (a)	373,375	2,025,545
Zee Entertainment Enterprises Ltd.	337,629	2,104,113

TOTAL INDIA		44,825,295

Indonesia - 4.0%
PT ACE Hardware Indonesia Tbk	44,531,500	2,167,869
PT Bank Central Asia Tbk	3,645,200	3,424,400
PT Bank Rakyat Indonesia Tbk	4,165,600	3,188,167
PT Matahari Department Store Tbk	1,850,000	2,227,377
PT Media Nusantara Citra Tbk	14,633,500	1,898,715
PT Surya Citra Media Tbk	9,453,700	2,010,366
PT Tower Bersama Infrastructure Tbk (a)	4,087,900	2,129,018

TOTAL INDONESIA		17,045,912

Isle of Man - 0.5%
Playtech Ltd.	162,735	2,147,467
Israel - 0.9%
Check Point Software Technologies Ltd. (a)	23,200	1,970,608
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,000	1,834,890

TOTAL ISRAEL		3,805,498

Kenya - 0.5%
Safaricom Ltd.	13,596,400	1,911,890
Korea (South) - 8.7%
AMOREPACIFIC Corp.	10,132	3,349,913
Coway Co. Ltd.	29,003	2,164,232
KEPCO Plant Service & Engineering Co. Ltd.	22,189	2,021,122
LG Chemical Ltd.	12,994	3,465,385
LG Household & Health Care Ltd.	3,672	3,045,608
NAVER Corp.	6,870	3,610,184
Samsung Electronics Co. Ltd.	15,916	19,125,355

TOTAL KOREA (SOUTH)		36,781,799

Luxembourg - 0.9%
Eurofins Scientific SA	5,800	2,099,947
Samsonite International SA	642,100	1,896,274

TOTAL LUXEMBOURG		3,996,221

Mexico - 6.8%
Banregio Grupo Financiero S.A.B. de CV	307,766	1,660,332
Fomento Economico Mexicano S.A.B. de CV unit	431,100	4,258,593
Gruma S.A.B. de CV Series B	150,900	2,328,664
Grupo Aeroportuario del Pacifico SA de CV Series B	244,221	2,199,612
Grupo Aeroportuario del Sureste SA de CV Series B	148,550	2,300,673
Grupo Aeroportuario Norte S.A.B. de CV	377,500	1,941,687
Grupo Financiero Banorte S.A.B. de CV Series O	677,500	3,648,405
Grupo GICSA SA de CV (a)	1,898,500	1,850,479
Infraestructura Energetica Nova S.A.B. de CV	385,800	1,860,355
Megacable Holdings S.A.B. de CV unit	541,984	2,065,523
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	191,800	2,404,902
Tenedora Nemak SA de CV (a)	1,564,200	2,262,331

TOTAL MEXICO		28,781,556

Netherlands - 0.5%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16(a)	350,500	1,909,216
Philippines - 4.1%
Ayala Corp.	133,440	2,222,302
GT Capital Holdings, Inc.	72,535	2,035,503
International Container Terminal Services, Inc.	1,233,590	2,174,900
Jollibee Food Corp.	469,280	2,062,535
Robinsons Land Corp.	3,094,300	2,022,753
SM Investments Corp.	117,296	2,189,814
SM Prime Holdings, Inc.	4,996,100	2,300,459
Universal Robina Corp.	527,740	2,261,339

TOTAL PHILIPPINES		17,269,605

Russia - 0.8%
Magnit OJSC (a)	18,189	3,172,942
South Africa - 7.4%
Aspen Pharmacare Holdings Ltd.	119,593	2,685,938
Bidvest Group Ltd.	107,615	2,752,779
Discovery Ltd.	219,462	2,347,018
FirstRand Ltd.	906,400	3,326,545
Mr Price Group Ltd.	149,200	2,290,989
Naspers Ltd. Class N	62,500	9,154,383
Sanlam Ltd.	634,300	2,865,595
Steinhoff International Holdings Ltd.	548,400	3,356,815
Woolworths Holdings Ltd.	353,500	2,618,746

TOTAL SOUTH AFRICA		31,398,808

Spain - 0.5%
Amadeus IT Holding SA Class A	46,600	1,986,205
Switzerland - 0.9%
Compagnie Financiere Richemont SA Series A	23,737	2,035,390
Sika AG (Bearer)	500	1,640,953

TOTAL SWITZERLAND		3,676,343

Taiwan - 6.8%
Advantech Co. Ltd.	291,000	2,092,977
Catcher Technology Co. Ltd.	260,000	2,562,760
ECLAT Textile Co. Ltd.	147,000	2,168,890
Giant Manufacturing Co. Ltd.	263,000	1,988,803
Largan Precision Co. Ltd.	41,000	3,201,448
Merida Industry Co. Ltd.	351,650	2,063,432
Taiwan Semiconductor Manufacturing Co. Ltd.	3,424,000	14,426,936

TOTAL TAIWAN		28,505,246

Thailand - 1.5%
Airports of Thailand PCL (For. Reg.)	294,900	2,465,082
Bangkok Dusit Medical Services PCL (For. Reg.)	3,609,300	1,924,502
Thai Beverage PCL	3,765,700	1,810,807

TOTAL THAILAND		6,200,391

Turkey - 2.1%
Koc Holding A/S	525,000	2,371,099
TAV Havalimanlari Holding A/S	280,000	2,199,355
Tofas Turk Otomobil Fabrikasi A/S	286,544	1,892,012
Tupras Turkiye Petrol Rafinelleri A/S (a)	84,000	2,218,563

TOTAL TURKEY		8,681,029

United Arab Emirates - 1.0%
DP World Ltd.	112,015	2,263,823
First Gulf Bank PJSC	596,553	2,005,834

TOTAL UNITED ARAB EMIRATES		4,269,657

United Kingdom - 1.9%
Al Noor Hospitals Group PLC	9,684	175,563
InterContinental Hotel Group PLC	49,000	1,958,013
Mondi PLC	103,900	2,408,990
NMC Health PLC	135,000	1,585,844
Prudential PLC	85,639	2,000,227

TOTAL UNITED KINGDOM		8,128,637

United States of America - 8.4%
A.O. Smith Corp.	28,300	2,174,006
Alphabet, Inc. Class C	3,260	2,317,241
Apple, Inc.	18,300	2,186,850
China Biologic Products, Inc. (a)	21,400	2,438,316
Cognizant Technology Solutions Corp. Class A (a)	29,100	1,982,001
Ecolab, Inc.	16,670	2,006,235
Facebook, Inc. Class A (a)	17,500	1,784,475
International Flavors & Fragrances, Inc.	17,000	1,973,020
MasterCard, Inc. Class A	20,200	1,999,598
McGraw Hill Financial, Inc.	22,000	2,038,080
MercadoLibre, Inc. (b)	20,500	2,016,585
Mettler-Toledo International, Inc. (a)	6,800	2,114,732
Moody's Corp.	21,000	2,019,360
NIKE, Inc. Class B	14,200	1,860,626
PPG Industries, Inc.	20,100	2,095,626
Sherwin-Williams Co.	8,400	2,241,372
Visa, Inc. Class A	26,300	2,040,354

TOTAL UNITED STATES OF AMERICA		35,288,477

TOTAL COMMON STOCKS
(Cost $402,424,098)		416,409,964

Nonconvertible Preferred Stocks - 1.1%
Brazil - 1.1%
Ambev SA sponsored ADR
(Cost $7,259,887)	896,480	4,365,858

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.18% (c)	1,852,843	1,852,843
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	4,184,150	4,184,150
TOTAL MONEY MARKET FUNDS
(Cost $6,036,993)		6,036,993
TOTAL INVESTMENT PORTFOLIO - 101.3%
(Cost $415,720,978)		426,812,815
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(5,282,032)
NET ASSETS - 100%		$421,530,783

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,486
Fidelity Securities Lending Cash Central Fund	62,534
Total	$70,020

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$78,056,663	$42,614,897	$35,441,766	$--
Consumer Staples	36,934,522	23,795,751	13,138,771	--
Energy	4,760,239	4,760,239	--	--
Financials	81,621,688	29,191,109	52,430,579	--
Health Care	35,754,009	20,978,554	14,775,455	--
Industrials	48,427,681	22,221,359	26,206,322	--
Information Technology	98,439,949	60,726,069	37,713,880	--
Materials	19,873,376	15,831,581	4,041,795	--
Telecommunication Services	6,200,023	1,911,890	4,288,133	--
Utilities	10,707,672	1,860,355	8,847,317	--
Money Market Funds	6,036,993	6,036,993	--	--
Total Investments in Securities:	$426,812,815	$229,928,797	$196,884,018	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$9,426,806
Level 2 to Level 1	$4,142,908

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $4,156,038) — See accompanying schedule: Unaffiliated issuers (cost $409,683,985)	$420,775,822
Fidelity Central Funds (cost $6,036,993)	6,036,993
Total Investments (cost $415,720,978)		$426,812,815
Foreign currency held at value (cost $1,833,612)		1,835,136
Receivable for investments sold		4,069,475
Receivable for fund shares sold		212,639
Dividends receivable		316,628
Distributions receivable from Fidelity Central Funds		1,245
Prepaid expenses		1,189
Other receivables		68,322
Total assets		433,317,449
Liabilities
Payable to custodian bank	$36,823
Payable for investments purchased	6,403,961
Payable for fund shares redeemed	385,700
Accrued management fee	279,207
Distribution and service plan fees payable	82,914
Other affiliated payables	99,023
Other payables and accrued expenses	314,888
Collateral on securities loaned, at value	4,184,150
Total liabilities		11,786,666
Net Assets		$421,530,783
Net Assets consist of:
Paid in capital		$471,344,430
Undistributed net investment income		362,723
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(61,112,393)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,936,023
Net Assets		$421,530,783
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($112,931,186 ÷ 5,447,364 shares)		$20.73
Maximum offering price per share (100/94.25 of $20.73)		$21.99
Class T:
Net Asset Value and redemption price per share ($43,364,934 ÷ 2,099,591 shares)		$20.65
Maximum offering price per share (100/96.50 of $20.65)		$21.40
Class B:
Net Asset Value and offering price per share ($3,255,132 ÷ 162,201 shares)(a)		$20.07
Class C:
Net Asset Value and offering price per share ($46,595,439 ÷ 2,327,093 shares)(a)		$20.02
Class I:
Net Asset Value, offering price and redemption price per share ($209,270,492 ÷ 10,045,868 shares)		$20.83
Class Z:
Net Asset Value, offering price and redemption price per share ($6,113,600 ÷ 293,490 shares)		$20.83

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$8,704,210
Income from Fidelity Central Funds		70,020
Income before foreign taxes withheld		8,774,230
Less foreign taxes withheld		(810,613)
Total income		7,963,617
Expenses
Management fee	$3,566,825
Transfer agent fees	1,124,739
Distribution and service plan fees	1,175,651
Accounting and security lending fees	232,505
Custodian fees and expenses	353,863
Independent trustees' compensation	1,909
Registration fees	88,022
Audit	85,683
Legal	1,155
Interest	205
Miscellaneous	3,088
Total expenses before reductions	6,633,645
Expense reductions	(71,051)	6,562,594
Net investment income (loss)		1,401,023
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $386,530)	(12,124,773)
Foreign currency transactions	(297,899)
Total net realized gain (loss)		(12,422,672)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $441,453)	(41,632,461)
Assets and liabilities in foreign currencies	(11,315)
Total change in net unrealized appreciation (depreciation)		(41,643,776)
Net gain (loss)		(54,066,448)
Net increase (decrease) in net assets resulting from operations		$(52,665,425)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,401,023	$1,047,326
Net realized gain (loss)	(12,422,672)	3,497,507
Change in net unrealized appreciation (depreciation)	(41,643,776)	9,190,714
Net increase (decrease) in net assets resulting from operations	(52,665,425)	13,735,547
Distributions to shareholders from net investment income	(1,046,601)	(1,113,231)
Distributions to shareholders from net realized gain	(487,287)	(185,956)
Total distributions	(1,533,888)	(1,299,187)
Share transactions - net increase (decrease)	3,501,123	32,907,367
Redemption fees	73,251	31,634
Total increase (decrease) in net assets	(50,624,939)	45,375,361
Net Assets
Beginning of period	472,155,722	426,780,361
End of period (including undistributed net investment income of $362,723 and undistributed net investment income of $1,039,628, respectively)	$421,530,783	$472,155,722

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.38	$22.62	$20.51	$20.50	$23.71
Income from Investment Operations
Net investment income (loss)A	.06	.06	.08	.22	.21
Net realized and unrealized gain (loss)	(2.66)	.76	2.23	(.06)	(3.19)
Total from investment operations	(2.60)	.82	2.31	.16	(2.98)
Distributions from net investment income	(.02)	(.05)	(.20)	(.15)	(.11)
Distributions from net realized gain	(.03)	(.01)	–	–	(.13)
Total distributions	(.05)	(.06)	(.20)	(.15)	(.24)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.73	$23.38	$22.62	$20.51	$20.50
Total ReturnC,D	(11.13)%	3.65%	11.34%	.80%	(12.69)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.52%	1.52%	1.56%	1.54%	1.54%
Expenses net of fee waivers, if any	1.52%	1.52%	1.55%	1.54%	1.54%
Expenses net of all reductions	1.50%	1.52%	1.50%	1.48%	1.47%
Net investment income (loss)	.28%	.26%	.38%	1.07%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$112,931	$141,601	$146,378	$160,464	$202,477
Portfolio turnover rateG	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.30	$22.55	$20.44	$20.43	$23.61
Income from Investment Operations
Net investment income (loss)A	.01	–B	.03	.16	.15
Net realized and unrealized gain (loss)	(2.66)	.76	2.22	(.06)	(3.18)
Total from investment operations	(2.65)	.76	2.25	.10	(3.03)
Distributions from net investment income	–	–B	(.14)	(.09)	(.04)
Distributions from net realized gain	–	(.01)	–	–	(.13)
Total distributions	–	(.01)	(.14)	(.09)	(.16)C
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.65	$23.30	$22.55	$20.44	$20.43
Total ReturnD,E	(11.37)%	3.39%	11.06%	.49%	(12.89)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.78%	1.81%	1.80%	1.79%
Expenses net of fee waivers, if any	1.78%	1.78%	1.81%	1.80%	1.79%
Expenses net of all reductions	1.76%	1.78%	1.76%	1.73%	1.73%
Net investment income (loss)	.02%	- %H	.13%	.81%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$43,365	$54,341	$55,797	$58,919	$73,146
Portfolio turnover rateI	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.75	$22.11	$20.03	$20.03	$23.14
Income from Investment Operations
Net investment income (loss)A	(.10)	(.11)	(.08)	.06	.04
Net realized and unrealized gain (loss)	(2.58)	.75	2.18	(.06)	(3.13)
Total from investment operations	(2.68)	.64	2.10	–	(3.09)
Distributions from net investment income	–	–	(.02)	–	(.01)
Distributions from net realized gain	–	–	–	–	(.03)
Total distributions	–	–	(.02)	–	(.03)B
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$20.07	$22.75	$22.11	$20.03	$20.03
Total ReturnD,E	(11.78)%	2.89%	10.50%	-%	(13.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.28%	2.28%	2.31%	2.29%	2.29%
Expenses net of fee waivers, if any	2.28%	2.28%	2.31%	2.29%	2.29%
Expenses net of all reductions	2.26%	2.28%	2.26%	2.23%	2.22%
Net investment income (loss)	(.48)%	(.49)%	(.37)%	.32%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$3,255	$7,546	$11,391	$15,994	$21,304
Portfolio turnover rateH	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.70	$22.06	$20.00	$20.00	$23.13
Income from Investment Operations
Net investment income (loss)A	(.10)	(.11)	(.08)	.06	.04
Net realized and unrealized gain (loss)	(2.58)	.75	2.18	(.06)	(3.12)
Total from investment operations	(2.68)	.64	2.10	–	(3.08)
Distributions from net investment income	–	–	(.04)	–	(.01)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	–	–	(.04)	–	(.06)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.02	$22.70	$22.06	$20.00	$20.00
Total ReturnC,D	(11.81)%	2.90%	10.49%	-%	(13.33)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.27%	2.27%	2.31%	2.29%	2.28%
Expenses net of fee waivers, if any	2.27%	2.27%	2.30%	2.29%	2.28%
Expenses net of all reductions	2.26%	2.27%	2.25%	2.23%	2.22%
Net investment income (loss)	(.47)%	(.49)%	(.37)%	.32%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$46,595	$64,026	$62,532	$65,598	$80,855
Portfolio turnover rateG	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.50	$22.73	$20.61	$20.63	$23.87
Income from Investment Operations
Net investment income (loss)A	.14	.14	.15	.28	.29
Net realized and unrealized gain (loss)	(2.67)	.76	2.25	(.06)	(3.21)
Total from investment operations	(2.53)	.90	2.40	.22	(2.92)
Distributions from net investment income	(.11)	(.12)	(.28)	(.24)	(.20)
Distributions from net realized gain	(.03)	(.01)	–	–	(.13)
Total distributions	(.14)	(.13)	(.28)	(.24)	(.33)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.83	$23.50	$22.73	$20.61	$20.63
Total ReturnC	(10.83)%	4.00%	11.73%	1.08%	(12.41)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.17%	1.18%	1.23%	1.22%	1.21%
Expenses net of fee waivers, if any	1.17%	1.18%	1.22%	1.22%	1.21%
Expenses net of all reductions	1.16%	1.18%	1.18%	1.16%	1.14%
Net investment income (loss)	.63%	.60%	.71%	1.39%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$209,270	$199,098	$150,576	$145,782	$138,312
Portfolio turnover rateF	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class Z

		October 31,
Years ended October 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$23.50	$22.73	$21.33
Income from Investment Operations
Net investment income (loss)B	.17	.18	.03
Net realized and unrealized gain (loss)	(2.66)	.76	1.37
Total from investment operations	(2.49)	.94	1.40
Distributions from net investment income	(.14)	(.16)	–
Distributions from net realized gain	(.03)	(.01)	–
Total distributions	(.18)C	(.17)	–
Redemption fees added to paid in capitalB,D	–	–	–
Net asset value, end of period	$20.83	$23.50	$22.73
Total ReturnE,F	(10.68)%	4.19%	6.56%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	1.02%	1.05%I
Expenses net of fee waivers, if any	1.02%	1.02%	1.05%I
Expenses net of all reductions	1.00%	1.02%	1.00%I
Net investment income (loss)	.78%	.77%	.62%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,114	$5,544	$107
Portfolio turnover rateJ	110%	97%	121%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.18 per share is comprised of distributions from net investment income of $.143 and distributions from net realized gain of $.033 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$42,619,526
Gross unrealized depreciation	(32,272,187)
Net unrealized appreciation (depreciation) on securities	$10,347,339
Tax Cost	$416,465,476

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$369,344
Capital loss carryforward	$(60,367,895)
Net unrealized appreciation (depreciation) on securities and other investments	$10,326,489

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(47,911,843)
Total with expiration	$(47,911,843)
No expiration
Short-term	$(12,456,052)
Total with no expiration	$(12,456,052)
Total capital loss carryforward	$(60,367,895)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$1,533,888	$ 1,299,187

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $491,655,337 and $483,847,532, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$323,428	$3,381
Class T	.25%	.25%	249,110	–
Class B	.75%	.25%	51,240	38,477
Class C	.75%	.25%	551,873	57,082
			$1,175,651	$98,940

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$39,406
Class T	9,783
Class B(a)	3,265
Class C(a)	4,447
$56,901

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$385,423.30
Class T	151,579.30
Class B	15,229.30
Class C	165,378.30
Class I	404,444.20
Class Z	2,686.05
	$1,124,739

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,687 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,162,000.35%		$205

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $648 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $62,534, including $1,005 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $64,703 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $52.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,803 and a portion of class-level operating expenses as follows:

Amount
Class A	$724
Class T	128
Class B	11
Class C	133
Class I	3,497
$4,493

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$115,150	$314,541
Class T	–	2,453
Class I	898,042	791,098
Class Z	33,409	5,139
Total	$1,046,601	$1,113,231
From net realized gain
Class A	$199,998	$77,030
Class T	–	29,431
Class I	279,579	79,110
Class Z	7,710	385
Total	$487,287	$185,956

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,093,525	1,306,708	$24,402,020	$29,667,252
Reinvestment of distributions	13,163	16,164	302,357	356,894
Shares redeemed	(1,715,077)	(1,739,459)	(37,830,400)	(38,968,004)
Net increase (decrease)	(608,389)	(416,587)	$(13,126,023)	$(8,943,858)
Class T
Shares sold	305,389	414,394	$6,786,919	$9,392,831
Reinvestment of distributions	–	1,397	–	30,813
Shares redeemed	(537,767)	(558,505)	(11,710,693)	(12,438,338)
Net increase (decrease)	(232,378)	(142,714)	$(4,923,774)	$(3,014,694)
Class B
Shares sold	2,482	16,905	$54,329	$374,479
Shares redeemed	(171,894)	(200,427)	(3,727,701)	(4,400,967)
Net increase (decrease)	(169,412)	(183,522)	$(3,673,372)	$(4,026,488)
Class C
Shares sold	365,122	651,900	$7,912,445	$14,559,904
Shares redeemed	(858,213)	(666,053)	(18,293,083)	(14,339,508)
Net increase (decrease)	(493,091)	(14,153)	$(10,380,638)	$220,396
Class I
Shares sold	3,524,595	2,772,401	$77,404,353	$64,467,777
Reinvestment of distributions	49,091	36,756	1,129,581	813,035
Shares redeemed	(1,999,205)	(963,648)	(44,250,238)	(22,091,792)
Net increase (decrease)	1,574,481	1,845,509	$34,283,696	$43,189,020
Class Z
Shares sold	119,541	251,250	$2,670,833	$5,945,448
Reinvestment of distributions	1,789	250	41,119	5,524
Shares redeemed	(63,727)	(20,301)	(1,390,718)	(467,981)
Net increase (decrease)	57,603	231,199	$1,321,234	$5,482,991

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Emerging Markets Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.50%
Actual		$1,000.00	$884.80	$7.13
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class T	1.76%
Actual		$1,000.00	$883.20	$8.35
Hypothetical-C		$1,000.00	$1,016.33	$8.94
Class B	2.24%
Actual		$1,000.00	$881.40	$10.62
Hypothetical-C		$1,000.00	$1,013.91	$11.37
Class C	2.25%
Actual		$1,000.00	$881.20	$10.67
Hypothetical-C		$1,000.00	$1,013.86	$11.42
Class I	1.15%
Actual		$1,000.00	$886.00	$5.47
Hypothetical-C		$1,000.00	$1,019.41	$5.85
Class Z	1.01%
Actual		$1,000.00	$886.80	$4.80
Hypothetical-C		$1,000.00	$1,020.11	$5.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 14% of the dividends distributed during the fiscal year as qualifying for the dividends-received deductions for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	$0.1014	$0.0494

Class T	12/08/2014	–	–

Class B	12/08/2014	–	–

Class C	12/08/2014	–	–

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Emerging Markets Fund

2014 Total Return % vs. Morningstar Diversified Emerging Mkts and MSCI Emerging Markets (G):

1.0
-0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
1.4
0.3
-1.8
-0.5
-5.0
1 Year
24
22
20
18
16
14
12
10
8
6
20.6
16.8
13.8
19.8
7.5
3 Year
20
18
16
14
12
10
8
6
4
2
11.9
11.0
6.0
17.5
2.3
5 Year
75% beaten
Class I
Benchmark
Class B
25% beaten

% Beaten

	1 Year	3 Year	5 Year
Class A	87%	73%	52%
Class B	82%	64%	39%
Class C	81%	64%	39%
Class I	89%	77%	59%
Class T	86%	71%	48%
Class Z	90%	-	-

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAEM-ANN-1215
1.809299.111

Fidelity Advisor® Emerging Markets Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(10.83)%	(1.71)%	5.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$17,020	Fidelity Advisor® Emerging Markets Fund - Class I
$17,967	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded low-double-digit declines, handily topping the -14.22% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, sector and industry positioning – especially a sizable underweighting in energy – drove the fund, with stock selection also adding value. Geographically, non-benchmark exposure to the U.S. helped, as did positioning in India and picks in Mexico. The fund’s top relative contributor was Brazil-based oil producer Petroleo Brasileiro. This weak-performing index name helped our relative results because the fund didn’t own it, as did Brazilian metals miner Vale, also an index stock. Two other contributors – both out-of-benchmark positions established during the period – were health care holdings China Biologic Products and Jiangsu Hengrui Medicine. Conversely, stock selection in consumer discretionary detracted most. Underweighting China was a negative, along with stock picking in Russia. The fund’s first- and fourth-biggest relative detractors were China Life Insurance and Ping An Insurance Group. In both cases, the fund didn’t own the stock early on, but we built positions later. Overweighting Brazil-based Kroton Educacional, the world’s largest for-profit operator of colleges, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.5	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.4	3.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.3	3.1
Naspers Ltd. Class N (South Africa, Media)	2.2	2.0
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4	0.0
	14.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.4	22.2
Financials	19.8	23.6
Consumer Discretionary	18.3	16.5
Industrials	11.2	11.3
Consumer Staples	8.8	7.5

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	10.6	9.9
Korea (South)	8.7	5.7
United States of America	8.4	6.6
China	8.0	7.1
Cayman Islands	7.7	6.9

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of April 30, 2015
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 0.9%
Amcor Ltd.	180,393	$1,742,382
Sydney Airport unit	450,846	2,060,415

TOTAL AUSTRALIA		3,802,797

Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	332,800	1,833,728
Bermuda - 2.2%
China Gas Holdings Ltd.	1,409,000	2,242,448
China Resource Gas Group Ltd.	712,000	1,953,048
Credicorp Ltd. (United States)	25,014	2,831,085
PAX Global Technology Ltd.	1,745,000	2,281,869

TOTAL BERMUDA		9,308,450

Brazil - 5.3%
BB Seguridade Participacoes SA	368,200	2,539,607
Brasil Foods SA	210,100	3,274,173
Cetip SA - Mercados Organizado	231,000	2,042,525
Cielo SA	292,472	2,776,419
FPC Par Corretora de Seguros	178,400	499,134
Kroton Educacional SA	1,015,900	2,597,341
Qualicorp SA	563,800	2,368,324
Smiles SA	229,300	1,789,664
Ultrapar Participacoes SA	146,300	2,541,676
Weg SA	525,830	1,963,400

TOTAL BRAZIL		22,392,263

British Virgin Islands - 0.5%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	105,900	2,065,050
Cayman Islands - 7.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	32,700	2,741,241
ENN Energy Holdings Ltd.	432,000	2,474,774
Fu Shou Yuan International Group Ltd.	2,700,000	1,840,953
Hengan International Group Co. Ltd.	276,500	2,985,766
Shenzhou International Group Holdings Ltd.	451,000	2,222,515
Sino Biopharmaceutical Ltd.	1,840,000	2,286,569
TAL Education Group ADR (a)	57,400	2,207,030
Tencent Holdings Ltd.	730,100	13,761,931
Vipshop Holdings Ltd. ADR (a)(b)	104,000	2,134,080

TOTAL CAYMAN ISLANDS		32,654,859

China - 8.0%
Beijing Capital International Airport Co. Ltd. (H Shares)	2,142,000	2,292,688
China Life Insurance Co. Ltd. (H Shares)	686,000	2,473,774
China Pacific Insurance (Group) Co. Ltd. (H Shares)	907,800	3,616,127
Fuyao Glass Industries Group Co. Ltd. (a)	837,600	1,790,638
Inner Mongoli Yili Industries Co. Ltd.	798,200	2,007,778
Jiangsu Hengrui Medicine Co. Ltd.	276,860	2,297,100
Kweichow Moutai Co. Ltd.	68,010	2,296,275
PICC Property & Casualty Co. Ltd. (H Shares)	1,319,825	2,994,776
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,039,000	5,832,167
Shanghai International Airport Co. Ltd.	475,700	2,269,275
Weifu High-Technology Co. Ltd. (B Shares)	609,955	1,555,130
Zhengzhou Yutong Bus Co. Ltd.	634,507	2,185,433
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	351,000	2,272,179

TOTAL CHINA		33,883,340

Denmark - 0.5%
Novo Nordisk A/S Series B sponsored ADR	36,600	1,946,388
Egypt - 0.6%
Commercial International Bank SAE sponsored GDR	407,300	2,382,705
France - 0.9%
LVMH Moet Hennessy - Louis Vuitton SA	10,684	1,989,034
Safran SA	24,900	1,891,256

TOTAL FRANCE		3,880,290

Germany - 1.0%
Bayer AG	14,200	1,894,884
Wirecard AG	41,000	2,119,251

TOTAL GERMANY		4,014,135

Hong Kong - 2.0%
AIA Group Ltd.	353,000	2,069,756
CSPC Pharmaceutical Group Ltd.	2,356,000	2,193,545
Guangdong Investment Ltd.	1,548,000	2,177,047
Techtronic Industries Co. Ltd.	553,500	2,023,417

TOTAL HONG KONG		8,463,765

India - 10.6%
Adani Ports & Special Economic Zone (a)	486,623	2,197,146
Amara Raja Batteries Ltd. (a)	133,250	1,837,035
Asian Paints India Ltd.	181,441	2,299,413
Axis Bank Ltd. (a)	244,595	1,771,476
Bharti Infratel Ltd. (a)	363,529	2,159,115
Colgate-Palmolive (India)	121,884	1,776,806
Exide Industries Ltd. (a)	757,787	1,728,758
HCL Technologies Ltd.	229,234	3,051,158
HDFC Bank Ltd. (a)	117,154	2,349,719
Housing Development Finance Corp. Ltd.	284,796	5,455,293
IndusInd Bank Ltd.	132,634	1,845,416
LIC Housing Finance Ltd. (a)	281,237	2,053,453
Lupin Ltd.	86,558	2,548,561
Maruti Suzuki India Ltd. (a)	28,011	1,905,124
Sun Pharmaceutical Industries Ltd.	259,412	3,525,178
Tata Consultancy Services Ltd.	110,026	4,191,986
Titan Co. Ltd. (a)	373,375	2,025,545
Zee Entertainment Enterprises Ltd.	337,629	2,104,113

TOTAL INDIA		44,825,295

Indonesia - 4.0%
PT ACE Hardware Indonesia Tbk	44,531,500	2,167,869
PT Bank Central Asia Tbk	3,645,200	3,424,400
PT Bank Rakyat Indonesia Tbk	4,165,600	3,188,167
PT Matahari Department Store Tbk	1,850,000	2,227,377
PT Media Nusantara Citra Tbk	14,633,500	1,898,715
PT Surya Citra Media Tbk	9,453,700	2,010,366
PT Tower Bersama Infrastructure Tbk (a)	4,087,900	2,129,018

TOTAL INDONESIA		17,045,912

Isle of Man - 0.5%
Playtech Ltd.	162,735	2,147,467
Israel - 0.9%
Check Point Software Technologies Ltd. (a)	23,200	1,970,608
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,000	1,834,890

TOTAL ISRAEL		3,805,498

Kenya - 0.5%
Safaricom Ltd.	13,596,400	1,911,890
Korea (South) - 8.7%
AMOREPACIFIC Corp.	10,132	3,349,913
Coway Co. Ltd.	29,003	2,164,232
KEPCO Plant Service & Engineering Co. Ltd.	22,189	2,021,122
LG Chemical Ltd.	12,994	3,465,385
LG Household & Health Care Ltd.	3,672	3,045,608
NAVER Corp.	6,870	3,610,184
Samsung Electronics Co. Ltd.	15,916	19,125,355

TOTAL KOREA (SOUTH)		36,781,799

Luxembourg - 0.9%
Eurofins Scientific SA	5,800	2,099,947
Samsonite International SA	642,100	1,896,274

TOTAL LUXEMBOURG		3,996,221

Mexico - 6.8%
Banregio Grupo Financiero S.A.B. de CV	307,766	1,660,332
Fomento Economico Mexicano S.A.B. de CV unit	431,100	4,258,593
Gruma S.A.B. de CV Series B	150,900	2,328,664
Grupo Aeroportuario del Pacifico SA de CV Series B	244,221	2,199,612
Grupo Aeroportuario del Sureste SA de CV Series B	148,550	2,300,673
Grupo Aeroportuario Norte S.A.B. de CV	377,500	1,941,687
Grupo Financiero Banorte S.A.B. de CV Series O	677,500	3,648,405
Grupo GICSA SA de CV (a)	1,898,500	1,850,479
Infraestructura Energetica Nova S.A.B. de CV	385,800	1,860,355
Megacable Holdings S.A.B. de CV unit	541,984	2,065,523
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	191,800	2,404,902
Tenedora Nemak SA de CV (a)	1,564,200	2,262,331

TOTAL MEXICO		28,781,556

Netherlands - 0.5%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16(a)	350,500	1,909,216
Philippines - 4.1%
Ayala Corp.	133,440	2,222,302
GT Capital Holdings, Inc.	72,535	2,035,503
International Container Terminal Services, Inc.	1,233,590	2,174,900
Jollibee Food Corp.	469,280	2,062,535
Robinsons Land Corp.	3,094,300	2,022,753
SM Investments Corp.	117,296	2,189,814
SM Prime Holdings, Inc.	4,996,100	2,300,459
Universal Robina Corp.	527,740	2,261,339

TOTAL PHILIPPINES		17,269,605

Russia - 0.8%
Magnit OJSC (a)	18,189	3,172,942
South Africa - 7.4%
Aspen Pharmacare Holdings Ltd.	119,593	2,685,938
Bidvest Group Ltd.	107,615	2,752,779
Discovery Ltd.	219,462	2,347,018
FirstRand Ltd.	906,400	3,326,545
Mr Price Group Ltd.	149,200	2,290,989
Naspers Ltd. Class N	62,500	9,154,383
Sanlam Ltd.	634,300	2,865,595
Steinhoff International Holdings Ltd.	548,400	3,356,815
Woolworths Holdings Ltd.	353,500	2,618,746

TOTAL SOUTH AFRICA		31,398,808

Spain - 0.5%
Amadeus IT Holding SA Class A	46,600	1,986,205
Switzerland - 0.9%
Compagnie Financiere Richemont SA Series A	23,737	2,035,390
Sika AG (Bearer)	500	1,640,953

TOTAL SWITZERLAND		3,676,343

Taiwan - 6.8%
Advantech Co. Ltd.	291,000	2,092,977
Catcher Technology Co. Ltd.	260,000	2,562,760
ECLAT Textile Co. Ltd.	147,000	2,168,890
Giant Manufacturing Co. Ltd.	263,000	1,988,803
Largan Precision Co. Ltd.	41,000	3,201,448
Merida Industry Co. Ltd.	351,650	2,063,432
Taiwan Semiconductor Manufacturing Co. Ltd.	3,424,000	14,426,936

TOTAL TAIWAN		28,505,246

Thailand - 1.5%
Airports of Thailand PCL (For. Reg.)	294,900	2,465,082
Bangkok Dusit Medical Services PCL (For. Reg.)	3,609,300	1,924,502
Thai Beverage PCL	3,765,700	1,810,807

TOTAL THAILAND		6,200,391

Turkey - 2.1%
Koc Holding A/S	525,000	2,371,099
TAV Havalimanlari Holding A/S	280,000	2,199,355
Tofas Turk Otomobil Fabrikasi A/S	286,544	1,892,012
Tupras Turkiye Petrol Rafinelleri A/S (a)	84,000	2,218,563

TOTAL TURKEY		8,681,029

United Arab Emirates - 1.0%
DP World Ltd.	112,015	2,263,823
First Gulf Bank PJSC	596,553	2,005,834

TOTAL UNITED ARAB EMIRATES		4,269,657

United Kingdom - 1.9%
Al Noor Hospitals Group PLC	9,684	175,563
InterContinental Hotel Group PLC	49,000	1,958,013
Mondi PLC	103,900	2,408,990
NMC Health PLC	135,000	1,585,844
Prudential PLC	85,639	2,000,227

TOTAL UNITED KINGDOM		8,128,637

United States of America - 8.4%
A.O. Smith Corp.	28,300	2,174,006
Alphabet, Inc. Class C	3,260	2,317,241
Apple, Inc.	18,300	2,186,850
China Biologic Products, Inc. (a)	21,400	2,438,316
Cognizant Technology Solutions Corp. Class A (a)	29,100	1,982,001
Ecolab, Inc.	16,670	2,006,235
Facebook, Inc. Class A (a)	17,500	1,784,475
International Flavors & Fragrances, Inc.	17,000	1,973,020
MasterCard, Inc. Class A	20,200	1,999,598
McGraw Hill Financial, Inc.	22,000	2,038,080
MercadoLibre, Inc. (b)	20,500	2,016,585
Mettler-Toledo International, Inc. (a)	6,800	2,114,732
Moody's Corp.	21,000	2,019,360
NIKE, Inc. Class B	14,200	1,860,626
PPG Industries, Inc.	20,100	2,095,626
Sherwin-Williams Co.	8,400	2,241,372
Visa, Inc. Class A	26,300	2,040,354

TOTAL UNITED STATES OF AMERICA		35,288,477

TOTAL COMMON STOCKS
(Cost $402,424,098)		416,409,964

Nonconvertible Preferred Stocks - 1.1%
Brazil - 1.1%
Ambev SA sponsored ADR
(Cost $7,259,887)	896,480	4,365,858

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.18% (c)	1,852,843	1,852,843
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	4,184,150	4,184,150
TOTAL MONEY MARKET FUNDS
(Cost $6,036,993)		6,036,993
TOTAL INVESTMENT PORTFOLIO - 101.3%
(Cost $415,720,978)		426,812,815
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(5,282,032)
NET ASSETS - 100%		$421,530,783

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,486
Fidelity Securities Lending Cash Central Fund	62,534
Total	$70,020

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$78,056,663	$42,614,897	$35,441,766	$--
Consumer Staples	36,934,522	23,795,751	13,138,771	--
Energy	4,760,239	4,760,239	--	--
Financials	81,621,688	29,191,109	52,430,579	--
Health Care	35,754,009	20,978,554	14,775,455	--
Industrials	48,427,681	22,221,359	26,206,322	--
Information Technology	98,439,949	60,726,069	37,713,880	--
Materials	19,873,376	15,831,581	4,041,795	--
Telecommunication Services	6,200,023	1,911,890	4,288,133	--
Utilities	10,707,672	1,860,355	8,847,317	--
Money Market Funds	6,036,993	6,036,993	--	--
Total Investments in Securities:	$426,812,815	$229,928,797	$196,884,018	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$9,426,806
Level 2 to Level 1	$4,142,908

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $4,156,038) — See accompanying schedule: Unaffiliated issuers (cost $409,683,985)	$420,775,822
Fidelity Central Funds (cost $6,036,993)	6,036,993
Total Investments (cost $415,720,978)		$426,812,815
Foreign currency held at value (cost $1,833,612)		1,835,136
Receivable for investments sold		4,069,475
Receivable for fund shares sold		212,639
Dividends receivable		316,628
Distributions receivable from Fidelity Central Funds		1,245
Prepaid expenses		1,189
Other receivables		68,322
Total assets		433,317,449
Liabilities
Payable to custodian bank	$36,823
Payable for investments purchased	6,403,961
Payable for fund shares redeemed	385,700
Accrued management fee	279,207
Distribution and service plan fees payable	82,914
Other affiliated payables	99,023
Other payables and accrued expenses	314,888
Collateral on securities loaned, at value	4,184,150
Total liabilities		11,786,666
Net Assets		$421,530,783
Net Assets consist of:
Paid in capital		$471,344,430
Undistributed net investment income		362,723
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(61,112,393)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,936,023
Net Assets		$421,530,783
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($112,931,186 ÷ 5,447,364 shares)		$20.73
Maximum offering price per share (100/94.25 of $20.73)		$21.99
Class T:
Net Asset Value and redemption price per share ($43,364,934 ÷ 2,099,591 shares)		$20.65
Maximum offering price per share (100/96.50 of $20.65)		$21.40
Class B:
Net Asset Value and offering price per share ($3,255,132 ÷ 162,201 shares)(a)		$20.07
Class C:
Net Asset Value and offering price per share ($46,595,439 ÷ 2,327,093 shares)(a)		$20.02
Class I:
Net Asset Value, offering price and redemption price per share ($209,270,492 ÷ 10,045,868 shares)		$20.83
Class Z:
Net Asset Value, offering price and redemption price per share ($6,113,600 ÷ 293,490 shares)		$20.83

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$8,704,210
Income from Fidelity Central Funds		70,020
Income before foreign taxes withheld		8,774,230
Less foreign taxes withheld		(810,613)
Total income		7,963,617
Expenses
Management fee	$3,566,825
Transfer agent fees	1,124,739
Distribution and service plan fees	1,175,651
Accounting and security lending fees	232,505
Custodian fees and expenses	353,863
Independent trustees' compensation	1,909
Registration fees	88,022
Audit	85,683
Legal	1,155
Interest	205
Miscellaneous	3,088
Total expenses before reductions	6,633,645
Expense reductions	(71,051)	6,562,594
Net investment income (loss)		1,401,023
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $386,530)	(12,124,773)
Foreign currency transactions	(297,899)
Total net realized gain (loss)		(12,422,672)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $441,453)	(41,632,461)
Assets and liabilities in foreign currencies	(11,315)
Total change in net unrealized appreciation (depreciation)		(41,643,776)
Net gain (loss)		(54,066,448)
Net increase (decrease) in net assets resulting from operations		$(52,665,425)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,401,023	$1,047,326
Net realized gain (loss)	(12,422,672)	3,497,507
Change in net unrealized appreciation (depreciation)	(41,643,776)	9,190,714
Net increase (decrease) in net assets resulting from operations	(52,665,425)	13,735,547
Distributions to shareholders from net investment income	(1,046,601)	(1,113,231)
Distributions to shareholders from net realized gain	(487,287)	(185,956)
Total distributions	(1,533,888)	(1,299,187)
Share transactions - net increase (decrease)	3,501,123	32,907,367
Redemption fees	73,251	31,634
Total increase (decrease) in net assets	(50,624,939)	45,375,361
Net Assets
Beginning of period	472,155,722	426,780,361
End of period (including undistributed net investment income of $362,723 and undistributed net investment income of $1,039,628, respectively)	$421,530,783	$472,155,722

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.38	$22.62	$20.51	$20.50	$23.71
Income from Investment Operations
Net investment income (loss)A	.06	.06	.08	.22	.21
Net realized and unrealized gain (loss)	(2.66)	.76	2.23	(.06)	(3.19)
Total from investment operations	(2.60)	.82	2.31	.16	(2.98)
Distributions from net investment income	(.02)	(.05)	(.20)	(.15)	(.11)
Distributions from net realized gain	(.03)	(.01)	–	–	(.13)
Total distributions	(.05)	(.06)	(.20)	(.15)	(.24)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.73	$23.38	$22.62	$20.51	$20.50
Total ReturnC,D	(11.13)%	3.65%	11.34%	.80%	(12.69)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.52%	1.52%	1.56%	1.54%	1.54%
Expenses net of fee waivers, if any	1.52%	1.52%	1.55%	1.54%	1.54%
Expenses net of all reductions	1.50%	1.52%	1.50%	1.48%	1.47%
Net investment income (loss)	.28%	.26%	.38%	1.07%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$112,931	$141,601	$146,378	$160,464	$202,477
Portfolio turnover rateG	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.30	$22.55	$20.44	$20.43	$23.61
Income from Investment Operations
Net investment income (loss)A	.01	–B	.03	.16	.15
Net realized and unrealized gain (loss)	(2.66)	.76	2.22	(.06)	(3.18)
Total from investment operations	(2.65)	.76	2.25	.10	(3.03)
Distributions from net investment income	–	–B	(.14)	(.09)	(.04)
Distributions from net realized gain	–	(.01)	–	–	(.13)
Total distributions	–	(.01)	(.14)	(.09)	(.16)C
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.65	$23.30	$22.55	$20.44	$20.43
Total ReturnD,E	(11.37)%	3.39%	11.06%	.49%	(12.89)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.78%	1.81%	1.80%	1.79%
Expenses net of fee waivers, if any	1.78%	1.78%	1.81%	1.80%	1.79%
Expenses net of all reductions	1.76%	1.78%	1.76%	1.73%	1.73%
Net investment income (loss)	.02%	- %H	.13%	.81%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$43,365	$54,341	$55,797	$58,919	$73,146
Portfolio turnover rateI	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.75	$22.11	$20.03	$20.03	$23.14
Income from Investment Operations
Net investment income (loss)A	(.10)	(.11)	(.08)	.06	.04
Net realized and unrealized gain (loss)	(2.58)	.75	2.18	(.06)	(3.13)
Total from investment operations	(2.68)	.64	2.10	–	(3.09)
Distributions from net investment income	–	–	(.02)	–	(.01)
Distributions from net realized gain	–	–	–	–	(.03)
Total distributions	–	–	(.02)	–	(.03)B
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$20.07	$22.75	$22.11	$20.03	$20.03
Total ReturnD,E	(11.78)%	2.89%	10.50%	-%	(13.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.28%	2.28%	2.31%	2.29%	2.29%
Expenses net of fee waivers, if any	2.28%	2.28%	2.31%	2.29%	2.29%
Expenses net of all reductions	2.26%	2.28%	2.26%	2.23%	2.22%
Net investment income (loss)	(.48)%	(.49)%	(.37)%	.32%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$3,255	$7,546	$11,391	$15,994	$21,304
Portfolio turnover rateH	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.70	$22.06	$20.00	$20.00	$23.13
Income from Investment Operations
Net investment income (loss)A	(.10)	(.11)	(.08)	.06	.04
Net realized and unrealized gain (loss)	(2.58)	.75	2.18	(.06)	(3.12)
Total from investment operations	(2.68)	.64	2.10	–	(3.08)
Distributions from net investment income	–	–	(.04)	–	(.01)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	–	–	(.04)	–	(.06)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.02	$22.70	$22.06	$20.00	$20.00
Total ReturnC,D	(11.81)%	2.90%	10.49%	-%	(13.33)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.27%	2.27%	2.31%	2.29%	2.28%
Expenses net of fee waivers, if any	2.27%	2.27%	2.30%	2.29%	2.28%
Expenses net of all reductions	2.26%	2.27%	2.25%	2.23%	2.22%
Net investment income (loss)	(.47)%	(.49)%	(.37)%	.32%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$46,595	$64,026	$62,532	$65,598	$80,855
Portfolio turnover rateG	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.50	$22.73	$20.61	$20.63	$23.87
Income from Investment Operations
Net investment income (loss)A	.14	.14	.15	.28	.29
Net realized and unrealized gain (loss)	(2.67)	.76	2.25	(.06)	(3.21)
Total from investment operations	(2.53)	.90	2.40	.22	(2.92)
Distributions from net investment income	(.11)	(.12)	(.28)	(.24)	(.20)
Distributions from net realized gain	(.03)	(.01)	–	–	(.13)
Total distributions	(.14)	(.13)	(.28)	(.24)	(.33)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.83	$23.50	$22.73	$20.61	$20.63
Total ReturnC	(10.83)%	4.00%	11.73%	1.08%	(12.41)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.17%	1.18%	1.23%	1.22%	1.21%
Expenses net of fee waivers, if any	1.17%	1.18%	1.22%	1.22%	1.21%
Expenses net of all reductions	1.16%	1.18%	1.18%	1.16%	1.14%
Net investment income (loss)	.63%	.60%	.71%	1.39%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$209,270	$199,098	$150,576	$145,782	$138,312
Portfolio turnover rateF	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class Z

		October 31,
Years ended October 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$23.50	$22.73	$21.33
Income from Investment Operations
Net investment income (loss)B	.17	.18	.03
Net realized and unrealized gain (loss)	(2.66)	.76	1.37
Total from investment operations	(2.49)	.94	1.40
Distributions from net investment income	(.14)	(.16)	–
Distributions from net realized gain	(.03)	(.01)	–
Total distributions	(.18)C	(.17)	–
Redemption fees added to paid in capitalB,D	–	–	–
Net asset value, end of period	$20.83	$23.50	$22.73
Total ReturnE,F	(10.68)%	4.19%	6.56%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	1.02%	1.05%I
Expenses net of fee waivers, if any	1.02%	1.02%	1.05%I
Expenses net of all reductions	1.00%	1.02%	1.00%I
Net investment income (loss)	.78%	.77%	.62%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,114	$5,544	$107
Portfolio turnover rateJ	110%	97%	121%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.18 per share is comprised of distributions from net investment income of $.143 and distributions from net realized gain of $.033 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$42,619,526
Gross unrealized depreciation	(32,272,187)
Net unrealized appreciation (depreciation) on securities	$10,347,339
Tax Cost	$416,465,476

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$369,344
Capital loss carryforward	$(60,367,895)
Net unrealized appreciation (depreciation) on securities and other investments	$10,326,489

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(47,911,843)
Total with expiration	$(47,911,843)
No expiration
Short-term	$(12,456,052)
Total with no expiration	$(12,456,052)
Total capital loss carryforward	$(60,367,895)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$1,533,888	$ 1,299,187

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $491,655,337 and $483,847,532, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$323,428	$3,381
Class T	.25%	.25%	249,110	–
Class B	.75%	.25%	51,240	38,477
Class C	.75%	.25%	551,873	57,082
			$1,175,651	$98,940

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$39,406
Class T	9,783
Class B(a)	3,265
Class C(a)	4,447
$56,901

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$385,423.30
Class T	151,579.30
Class B	15,229.30
Class C	165,378.30
Class I	404,444.20
Class Z	2,686.05
	$1,124,739

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,687 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,162,000.35%		$205

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $648 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $62,534, including $1,005 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $64,703 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $52.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,803 and a portion of class-level operating expenses as follows:

Amount
Class A	$724
Class T	128
Class B	11
Class C	133
Class I	3,497
$4,493

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$115,150	$314,541
Class T	–	2,453
Class I	898,042	791,098
Class Z	33,409	5,139
Total	$1,046,601	$1,113,231
From net realized gain
Class A	$199,998	$77,030
Class T	–	29,431
Class I	279,579	79,110
Class Z	7,710	385
Total	$487,287	$185,956

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,093,525	1,306,708	$24,402,020	$29,667,252
Reinvestment of distributions	13,163	16,164	302,357	356,894
Shares redeemed	(1,715,077)	(1,739,459)	(37,830,400)	(38,968,004)
Net increase (decrease)	(608,389)	(416,587)	$(13,126,023)	$(8,943,858)
Class T
Shares sold	305,389	414,394	$6,786,919	$9,392,831
Reinvestment of distributions	–	1,397	–	30,813
Shares redeemed	(537,767)	(558,505)	(11,710,693)	(12,438,338)
Net increase (decrease)	(232,378)	(142,714)	$(4,923,774)	$(3,014,694)
Class B
Shares sold	2,482	16,905	$54,329	$374,479
Shares redeemed	(171,894)	(200,427)	(3,727,701)	(4,400,967)
Net increase (decrease)	(169,412)	(183,522)	$(3,673,372)	$(4,026,488)
Class C
Shares sold	365,122	651,900	$7,912,445	$14,559,904
Shares redeemed	(858,213)	(666,053)	(18,293,083)	(14,339,508)
Net increase (decrease)	(493,091)	(14,153)	$(10,380,638)	$220,396
Class I
Shares sold	3,524,595	2,772,401	$77,404,353	$64,467,777
Reinvestment of distributions	49,091	36,756	1,129,581	813,035
Shares redeemed	(1,999,205)	(963,648)	(44,250,238)	(22,091,792)
Net increase (decrease)	1,574,481	1,845,509	$34,283,696	$43,189,020
Class Z
Shares sold	119,541	251,250	$2,670,833	$5,945,448
Reinvestment of distributions	1,789	250	41,119	5,524
Shares redeemed	(63,727)	(20,301)	(1,390,718)	(467,981)
Net increase (decrease)	57,603	231,199	$1,321,234	$5,482,991

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Emerging Markets Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.50%
Actual		$1,000.00	$884.80	$7.13
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class T	1.76%
Actual		$1,000.00	$883.20	$8.35
Hypothetical-C		$1,000.00	$1,016.33	$8.94
Class B	2.24%
Actual		$1,000.00	$881.40	$10.62
Hypothetical-C		$1,000.00	$1,013.91	$11.37
Class C	2.25%
Actual		$1,000.00	$881.20	$10.67
Hypothetical-C		$1,000.00	$1,013.86	$11.42
Class I	1.15%
Actual		$1,000.00	$886.00	$5.47
Hypothetical-C		$1,000.00	$1,019.41	$5.85
Class Z	1.01%
Actual		$1,000.00	$886.80	$4.80
Hypothetical-C		$1,000.00	$1,020.11	$5.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class I designates 7% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.1884	$0.0494

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAEMI-ANN-1215
1.809300.111

Fidelity Advisor® Emerging Markets Fund Class Z Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z	(10.68)%	(1.64)%	5.50%

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class Z on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See above for additional information regarding the performance of Class Z.

Period Ending Values
$17,078	Fidelity Advisor® Emerging Markets Fund - Class Z
$17,967	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded low-double-digit declines, handily topping the -14.22% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, sector and industry positioning – especially a sizable underweighting in energy – drove the fund, with stock selection also adding value. Geographically, non-benchmark exposure to the U.S. helped, as did positioning in India and picks in Mexico. The fund’s top relative contributor was Brazil-based oil producer Petroleo Brasileiro. This weak-performing index name helped our relative results because the fund didn’t own it, as did Brazilian metals miner Vale, also an index stock. Two other contributors – both out-of-benchmark positions established during the period – were health care holdings China Biologic Products and Jiangsu Hengrui Medicine. Conversely, stock selection in consumer discretionary detracted most. Underweighting China was a negative, along with stock picking in Russia. The fund’s first- and fourth-biggest relative detractors were China Life Insurance and Ping An Insurance Group. In both cases, the fund didn’t own the stock early on, but we built positions later. Overweighting Brazil-based Kroton Educacional, the world’s largest for-profit operator of colleges, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.5	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.4	3.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.3	3.1
Naspers Ltd. Class N (South Africa, Media)	2.2	2.0
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4	0.0
	14.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.4	22.2
Financials	19.8	23.6
Consumer Discretionary	18.3	16.5
Industrials	11.2	11.3
Consumer Staples	8.8	7.5

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	10.6	9.9
Korea (South)	8.7	5.7
United States of America	8.4	6.6
China	8.0	7.1
Cayman Islands	7.7	6.9

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of April 30, 2015
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 0.9%
Amcor Ltd.	180,393	$1,742,382
Sydney Airport unit	450,846	2,060,415

TOTAL AUSTRALIA		3,802,797

Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	332,800	1,833,728
Bermuda - 2.2%
China Gas Holdings Ltd.	1,409,000	2,242,448
China Resource Gas Group Ltd.	712,000	1,953,048
Credicorp Ltd. (United States)	25,014	2,831,085
PAX Global Technology Ltd.	1,745,000	2,281,869

TOTAL BERMUDA		9,308,450

Brazil - 5.3%
BB Seguridade Participacoes SA	368,200	2,539,607
Brasil Foods SA	210,100	3,274,173
Cetip SA - Mercados Organizado	231,000	2,042,525
Cielo SA	292,472	2,776,419
FPC Par Corretora de Seguros	178,400	499,134
Kroton Educacional SA	1,015,900	2,597,341
Qualicorp SA	563,800	2,368,324
Smiles SA	229,300	1,789,664
Ultrapar Participacoes SA	146,300	2,541,676
Weg SA	525,830	1,963,400

TOTAL BRAZIL		22,392,263

British Virgin Islands - 0.5%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	105,900	2,065,050
Cayman Islands - 7.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	32,700	2,741,241
ENN Energy Holdings Ltd.	432,000	2,474,774
Fu Shou Yuan International Group Ltd.	2,700,000	1,840,953
Hengan International Group Co. Ltd.	276,500	2,985,766
Shenzhou International Group Holdings Ltd.	451,000	2,222,515
Sino Biopharmaceutical Ltd.	1,840,000	2,286,569
TAL Education Group ADR (a)	57,400	2,207,030
Tencent Holdings Ltd.	730,100	13,761,931
Vipshop Holdings Ltd. ADR (a)(b)	104,000	2,134,080

TOTAL CAYMAN ISLANDS		32,654,859

China - 8.0%
Beijing Capital International Airport Co. Ltd. (H Shares)	2,142,000	2,292,688
China Life Insurance Co. Ltd. (H Shares)	686,000	2,473,774
China Pacific Insurance (Group) Co. Ltd. (H Shares)	907,800	3,616,127
Fuyao Glass Industries Group Co. Ltd. (a)	837,600	1,790,638
Inner Mongoli Yili Industries Co. Ltd.	798,200	2,007,778
Jiangsu Hengrui Medicine Co. Ltd.	276,860	2,297,100
Kweichow Moutai Co. Ltd.	68,010	2,296,275
PICC Property & Casualty Co. Ltd. (H Shares)	1,319,825	2,994,776
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,039,000	5,832,167
Shanghai International Airport Co. Ltd.	475,700	2,269,275
Weifu High-Technology Co. Ltd. (B Shares)	609,955	1,555,130
Zhengzhou Yutong Bus Co. Ltd.	634,507	2,185,433
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	351,000	2,272,179

TOTAL CHINA		33,883,340

Denmark - 0.5%
Novo Nordisk A/S Series B sponsored ADR	36,600	1,946,388
Egypt - 0.6%
Commercial International Bank SAE sponsored GDR	407,300	2,382,705
France - 0.9%
LVMH Moet Hennessy - Louis Vuitton SA	10,684	1,989,034
Safran SA	24,900	1,891,256

TOTAL FRANCE		3,880,290

Germany - 1.0%
Bayer AG	14,200	1,894,884
Wirecard AG	41,000	2,119,251

TOTAL GERMANY		4,014,135

Hong Kong - 2.0%
AIA Group Ltd.	353,000	2,069,756
CSPC Pharmaceutical Group Ltd.	2,356,000	2,193,545
Guangdong Investment Ltd.	1,548,000	2,177,047
Techtronic Industries Co. Ltd.	553,500	2,023,417

TOTAL HONG KONG		8,463,765

India - 10.6%
Adani Ports & Special Economic Zone (a)	486,623	2,197,146
Amara Raja Batteries Ltd. (a)	133,250	1,837,035
Asian Paints India Ltd.	181,441	2,299,413
Axis Bank Ltd. (a)	244,595	1,771,476
Bharti Infratel Ltd. (a)	363,529	2,159,115
Colgate-Palmolive (India)	121,884	1,776,806
Exide Industries Ltd. (a)	757,787	1,728,758
HCL Technologies Ltd.	229,234	3,051,158
HDFC Bank Ltd. (a)	117,154	2,349,719
Housing Development Finance Corp. Ltd.	284,796	5,455,293
IndusInd Bank Ltd.	132,634	1,845,416
LIC Housing Finance Ltd. (a)	281,237	2,053,453
Lupin Ltd.	86,558	2,548,561
Maruti Suzuki India Ltd. (a)	28,011	1,905,124
Sun Pharmaceutical Industries Ltd.	259,412	3,525,178
Tata Consultancy Services Ltd.	110,026	4,191,986
Titan Co. Ltd. (a)	373,375	2,025,545
Zee Entertainment Enterprises Ltd.	337,629	2,104,113

TOTAL INDIA		44,825,295

Indonesia - 4.0%
PT ACE Hardware Indonesia Tbk	44,531,500	2,167,869
PT Bank Central Asia Tbk	3,645,200	3,424,400
PT Bank Rakyat Indonesia Tbk	4,165,600	3,188,167
PT Matahari Department Store Tbk	1,850,000	2,227,377
PT Media Nusantara Citra Tbk	14,633,500	1,898,715
PT Surya Citra Media Tbk	9,453,700	2,010,366
PT Tower Bersama Infrastructure Tbk (a)	4,087,900	2,129,018

TOTAL INDONESIA		17,045,912

Isle of Man - 0.5%
Playtech Ltd.	162,735	2,147,467
Israel - 0.9%
Check Point Software Technologies Ltd. (a)	23,200	1,970,608
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,000	1,834,890

TOTAL ISRAEL		3,805,498

Kenya - 0.5%
Safaricom Ltd.	13,596,400	1,911,890
Korea (South) - 8.7%
AMOREPACIFIC Corp.	10,132	3,349,913
Coway Co. Ltd.	29,003	2,164,232
KEPCO Plant Service & Engineering Co. Ltd.	22,189	2,021,122
LG Chemical Ltd.	12,994	3,465,385
LG Household & Health Care Ltd.	3,672	3,045,608
NAVER Corp.	6,870	3,610,184
Samsung Electronics Co. Ltd.	15,916	19,125,355

TOTAL KOREA (SOUTH)		36,781,799

Luxembourg - 0.9%
Eurofins Scientific SA	5,800	2,099,947
Samsonite International SA	642,100	1,896,274

TOTAL LUXEMBOURG		3,996,221

Mexico - 6.8%
Banregio Grupo Financiero S.A.B. de CV	307,766	1,660,332
Fomento Economico Mexicano S.A.B. de CV unit	431,100	4,258,593
Gruma S.A.B. de CV Series B	150,900	2,328,664
Grupo Aeroportuario del Pacifico SA de CV Series B	244,221	2,199,612
Grupo Aeroportuario del Sureste SA de CV Series B	148,550	2,300,673
Grupo Aeroportuario Norte S.A.B. de CV	377,500	1,941,687
Grupo Financiero Banorte S.A.B. de CV Series O	677,500	3,648,405
Grupo GICSA SA de CV (a)	1,898,500	1,850,479
Infraestructura Energetica Nova S.A.B. de CV	385,800	1,860,355
Megacable Holdings S.A.B. de CV unit	541,984	2,065,523
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	191,800	2,404,902
Tenedora Nemak SA de CV (a)	1,564,200	2,262,331

TOTAL MEXICO		28,781,556

Netherlands - 0.5%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16(a)	350,500	1,909,216
Philippines - 4.1%
Ayala Corp.	133,440	2,222,302
GT Capital Holdings, Inc.	72,535	2,035,503
International Container Terminal Services, Inc.	1,233,590	2,174,900
Jollibee Food Corp.	469,280	2,062,535
Robinsons Land Corp.	3,094,300	2,022,753
SM Investments Corp.	117,296	2,189,814
SM Prime Holdings, Inc.	4,996,100	2,300,459
Universal Robina Corp.	527,740	2,261,339

TOTAL PHILIPPINES		17,269,605

Russia - 0.8%
Magnit OJSC (a)	18,189	3,172,942
South Africa - 7.4%
Aspen Pharmacare Holdings Ltd.	119,593	2,685,938
Bidvest Group Ltd.	107,615	2,752,779
Discovery Ltd.	219,462	2,347,018
FirstRand Ltd.	906,400	3,326,545
Mr Price Group Ltd.	149,200	2,290,989
Naspers Ltd. Class N	62,500	9,154,383
Sanlam Ltd.	634,300	2,865,595
Steinhoff International Holdings Ltd.	548,400	3,356,815
Woolworths Holdings Ltd.	353,500	2,618,746

TOTAL SOUTH AFRICA		31,398,808

Spain - 0.5%
Amadeus IT Holding SA Class A	46,600	1,986,205
Switzerland - 0.9%
Compagnie Financiere Richemont SA Series A	23,737	2,035,390
Sika AG (Bearer)	500	1,640,953

TOTAL SWITZERLAND		3,676,343

Taiwan - 6.8%
Advantech Co. Ltd.	291,000	2,092,977
Catcher Technology Co. Ltd.	260,000	2,562,760
ECLAT Textile Co. Ltd.	147,000	2,168,890
Giant Manufacturing Co. Ltd.	263,000	1,988,803
Largan Precision Co. Ltd.	41,000	3,201,448
Merida Industry Co. Ltd.	351,650	2,063,432
Taiwan Semiconductor Manufacturing Co. Ltd.	3,424,000	14,426,936

TOTAL TAIWAN		28,505,246

Thailand - 1.5%
Airports of Thailand PCL (For. Reg.)	294,900	2,465,082
Bangkok Dusit Medical Services PCL (For. Reg.)	3,609,300	1,924,502
Thai Beverage PCL	3,765,700	1,810,807

TOTAL THAILAND		6,200,391

Turkey - 2.1%
Koc Holding A/S	525,000	2,371,099
TAV Havalimanlari Holding A/S	280,000	2,199,355
Tofas Turk Otomobil Fabrikasi A/S	286,544	1,892,012
Tupras Turkiye Petrol Rafinelleri A/S (a)	84,000	2,218,563

TOTAL TURKEY		8,681,029

United Arab Emirates - 1.0%
DP World Ltd.	112,015	2,263,823
First Gulf Bank PJSC	596,553	2,005,834

TOTAL UNITED ARAB EMIRATES		4,269,657

United Kingdom - 1.9%
Al Noor Hospitals Group PLC	9,684	175,563
InterContinental Hotel Group PLC	49,000	1,958,013
Mondi PLC	103,900	2,408,990
NMC Health PLC	135,000	1,585,844
Prudential PLC	85,639	2,000,227

TOTAL UNITED KINGDOM		8,128,637

United States of America - 8.4%
A.O. Smith Corp.	28,300	2,174,006
Alphabet, Inc. Class C	3,260	2,317,241
Apple, Inc.	18,300	2,186,850
China Biologic Products, Inc. (a)	21,400	2,438,316
Cognizant Technology Solutions Corp. Class A (a)	29,100	1,982,001
Ecolab, Inc.	16,670	2,006,235
Facebook, Inc. Class A (a)	17,500	1,784,475
International Flavors & Fragrances, Inc.	17,000	1,973,020
MasterCard, Inc. Class A	20,200	1,999,598
McGraw Hill Financial, Inc.	22,000	2,038,080
MercadoLibre, Inc. (b)	20,500	2,016,585
Mettler-Toledo International, Inc. (a)	6,800	2,114,732
Moody's Corp.	21,000	2,019,360
NIKE, Inc. Class B	14,200	1,860,626
PPG Industries, Inc.	20,100	2,095,626
Sherwin-Williams Co.	8,400	2,241,372
Visa, Inc. Class A	26,300	2,040,354

TOTAL UNITED STATES OF AMERICA		35,288,477

TOTAL COMMON STOCKS
(Cost $402,424,098)		416,409,964

Nonconvertible Preferred Stocks - 1.1%
Brazil - 1.1%
Ambev SA sponsored ADR
(Cost $7,259,887)	896,480	4,365,858

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.18% (c)	1,852,843	1,852,843
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	4,184,150	4,184,150
TOTAL MONEY MARKET FUNDS
(Cost $6,036,993)		6,036,993
TOTAL INVESTMENT PORTFOLIO - 101.3%
(Cost $415,720,978)		426,812,815
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(5,282,032)
NET ASSETS - 100%		$421,530,783

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,486
Fidelity Securities Lending Cash Central Fund	62,534
Total	$70,020

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$78,056,663	$42,614,897	$35,441,766	$--
Consumer Staples	36,934,522	23,795,751	13,138,771	--
Energy	4,760,239	4,760,239	--	--
Financials	81,621,688	29,191,109	52,430,579	--
Health Care	35,754,009	20,978,554	14,775,455	--
Industrials	48,427,681	22,221,359	26,206,322	--
Information Technology	98,439,949	60,726,069	37,713,880	--
Materials	19,873,376	15,831,581	4,041,795	--
Telecommunication Services	6,200,023	1,911,890	4,288,133	--
Utilities	10,707,672	1,860,355	8,847,317	--
Money Market Funds	6,036,993	6,036,993	--	--
Total Investments in Securities:	$426,812,815	$229,928,797	$196,884,018	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$9,426,806
Level 2 to Level 1	$4,142,908

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $4,156,038) — See accompanying schedule: Unaffiliated issuers (cost $409,683,985)	$420,775,822
Fidelity Central Funds (cost $6,036,993)	6,036,993
Total Investments (cost $415,720,978)		$426,812,815
Foreign currency held at value (cost $1,833,612)		1,835,136
Receivable for investments sold		4,069,475
Receivable for fund shares sold		212,639
Dividends receivable		316,628
Distributions receivable from Fidelity Central Funds		1,245
Prepaid expenses		1,189
Other receivables		68,322
Total assets		433,317,449
Liabilities
Payable to custodian bank	$36,823
Payable for investments purchased	6,403,961
Payable for fund shares redeemed	385,700
Accrued management fee	279,207
Distribution and service plan fees payable	82,914
Other affiliated payables	99,023
Other payables and accrued expenses	314,888
Collateral on securities loaned, at value	4,184,150
Total liabilities		11,786,666
Net Assets		$421,530,783
Net Assets consist of:
Paid in capital		$471,344,430
Undistributed net investment income		362,723
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(61,112,393)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,936,023
Net Assets		$421,530,783
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($112,931,186 ÷ 5,447,364 shares)		$20.73
Maximum offering price per share (100/94.25 of $20.73)		$21.99
Class T:
Net Asset Value and redemption price per share ($43,364,934 ÷ 2,099,591 shares)		$20.65
Maximum offering price per share (100/96.50 of $20.65)		$21.40
Class B:
Net Asset Value and offering price per share ($3,255,132 ÷ 162,201 shares)(a)		$20.07
Class C:
Net Asset Value and offering price per share ($46,595,439 ÷ 2,327,093 shares)(a)		$20.02
Class I:
Net Asset Value, offering price and redemption price per share ($209,270,492 ÷ 10,045,868 shares)		$20.83
Class Z:
Net Asset Value, offering price and redemption price per share ($6,113,600 ÷ 293,490 shares)		$20.83

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$8,704,210
Income from Fidelity Central Funds		70,020
Income before foreign taxes withheld		8,774,230
Less foreign taxes withheld		(810,613)
Total income		7,963,617
Expenses
Management fee	$3,566,825
Transfer agent fees	1,124,739
Distribution and service plan fees	1,175,651
Accounting and security lending fees	232,505
Custodian fees and expenses	353,863
Independent trustees' compensation	1,909
Registration fees	88,022
Audit	85,683
Legal	1,155
Interest	205
Miscellaneous	3,088
Total expenses before reductions	6,633,645
Expense reductions	(71,051)	6,562,594
Net investment income (loss)		1,401,023
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $386,530)	(12,124,773)
Foreign currency transactions	(297,899)
Total net realized gain (loss)		(12,422,672)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $441,453)	(41,632,461)
Assets and liabilities in foreign currencies	(11,315)
Total change in net unrealized appreciation (depreciation)		(41,643,776)
Net gain (loss)		(54,066,448)
Net increase (decrease) in net assets resulting from operations		$(52,665,425)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,401,023	$1,047,326
Net realized gain (loss)	(12,422,672)	3,497,507
Change in net unrealized appreciation (depreciation)	(41,643,776)	9,190,714
Net increase (decrease) in net assets resulting from operations	(52,665,425)	13,735,547
Distributions to shareholders from net investment income	(1,046,601)	(1,113,231)
Distributions to shareholders from net realized gain	(487,287)	(185,956)
Total distributions	(1,533,888)	(1,299,187)
Share transactions - net increase (decrease)	3,501,123	32,907,367
Redemption fees	73,251	31,634
Total increase (decrease) in net assets	(50,624,939)	45,375,361
Net Assets
Beginning of period	472,155,722	426,780,361
End of period (including undistributed net investment income of $362,723 and undistributed net investment income of $1,039,628, respectively)	$421,530,783	$472,155,722

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.38	$22.62	$20.51	$20.50	$23.71
Income from Investment Operations
Net investment income (loss)A	.06	.06	.08	.22	.21
Net realized and unrealized gain (loss)	(2.66)	.76	2.23	(.06)	(3.19)
Total from investment operations	(2.60)	.82	2.31	.16	(2.98)
Distributions from net investment income	(.02)	(.05)	(.20)	(.15)	(.11)
Distributions from net realized gain	(.03)	(.01)	–	–	(.13)
Total distributions	(.05)	(.06)	(.20)	(.15)	(.24)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.73	$23.38	$22.62	$20.51	$20.50
Total ReturnC,D	(11.13)%	3.65%	11.34%	.80%	(12.69)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.52%	1.52%	1.56%	1.54%	1.54%
Expenses net of fee waivers, if any	1.52%	1.52%	1.55%	1.54%	1.54%
Expenses net of all reductions	1.50%	1.52%	1.50%	1.48%	1.47%
Net investment income (loss)	.28%	.26%	.38%	1.07%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$112,931	$141,601	$146,378	$160,464	$202,477
Portfolio turnover rateG	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.30	$22.55	$20.44	$20.43	$23.61
Income from Investment Operations
Net investment income (loss)A	.01	–B	.03	.16	.15
Net realized and unrealized gain (loss)	(2.66)	.76	2.22	(.06)	(3.18)
Total from investment operations	(2.65)	.76	2.25	.10	(3.03)
Distributions from net investment income	–	–B	(.14)	(.09)	(.04)
Distributions from net realized gain	–	(.01)	–	–	(.13)
Total distributions	–	(.01)	(.14)	(.09)	(.16)C
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.65	$23.30	$22.55	$20.44	$20.43
Total ReturnD,E	(11.37)%	3.39%	11.06%	.49%	(12.89)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.78%	1.81%	1.80%	1.79%
Expenses net of fee waivers, if any	1.78%	1.78%	1.81%	1.80%	1.79%
Expenses net of all reductions	1.76%	1.78%	1.76%	1.73%	1.73%
Net investment income (loss)	.02%	- %H	.13%	.81%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$43,365	$54,341	$55,797	$58,919	$73,146
Portfolio turnover rateI	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.75	$22.11	$20.03	$20.03	$23.14
Income from Investment Operations
Net investment income (loss)A	(.10)	(.11)	(.08)	.06	.04
Net realized and unrealized gain (loss)	(2.58)	.75	2.18	(.06)	(3.13)
Total from investment operations	(2.68)	.64	2.10	–	(3.09)
Distributions from net investment income	–	–	(.02)	–	(.01)
Distributions from net realized gain	–	–	–	–	(.03)
Total distributions	–	–	(.02)	–	(.03)B
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$20.07	$22.75	$22.11	$20.03	$20.03
Total ReturnD,E	(11.78)%	2.89%	10.50%	-%	(13.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.28%	2.28%	2.31%	2.29%	2.29%
Expenses net of fee waivers, if any	2.28%	2.28%	2.31%	2.29%	2.29%
Expenses net of all reductions	2.26%	2.28%	2.26%	2.23%	2.22%
Net investment income (loss)	(.48)%	(.49)%	(.37)%	.32%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$3,255	$7,546	$11,391	$15,994	$21,304
Portfolio turnover rateH	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.70	$22.06	$20.00	$20.00	$23.13
Income from Investment Operations
Net investment income (loss)A	(.10)	(.11)	(.08)	.06	.04
Net realized and unrealized gain (loss)	(2.58)	.75	2.18	(.06)	(3.12)
Total from investment operations	(2.68)	.64	2.10	–	(3.08)
Distributions from net investment income	–	–	(.04)	–	(.01)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	–	–	(.04)	–	(.06)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.02	$22.70	$22.06	$20.00	$20.00
Total ReturnC,D	(11.81)%	2.90%	10.49%	-%	(13.33)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.27%	2.27%	2.31%	2.29%	2.28%
Expenses net of fee waivers, if any	2.27%	2.27%	2.30%	2.29%	2.28%
Expenses net of all reductions	2.26%	2.27%	2.25%	2.23%	2.22%
Net investment income (loss)	(.47)%	(.49)%	(.37)%	.32%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$46,595	$64,026	$62,532	$65,598	$80,855
Portfolio turnover rateG	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.50	$22.73	$20.61	$20.63	$23.87
Income from Investment Operations
Net investment income (loss)A	.14	.14	.15	.28	.29
Net realized and unrealized gain (loss)	(2.67)	.76	2.25	(.06)	(3.21)
Total from investment operations	(2.53)	.90	2.40	.22	(2.92)
Distributions from net investment income	(.11)	(.12)	(.28)	(.24)	(.20)
Distributions from net realized gain	(.03)	(.01)	–	–	(.13)
Total distributions	(.14)	(.13)	(.28)	(.24)	(.33)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.83	$23.50	$22.73	$20.61	$20.63
Total ReturnC	(10.83)%	4.00%	11.73%	1.08%	(12.41)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.17%	1.18%	1.23%	1.22%	1.21%
Expenses net of fee waivers, if any	1.17%	1.18%	1.22%	1.22%	1.21%
Expenses net of all reductions	1.16%	1.18%	1.18%	1.16%	1.14%
Net investment income (loss)	.63%	.60%	.71%	1.39%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$209,270	$199,098	$150,576	$145,782	$138,312
Portfolio turnover rateF	110%	97%	121%	177%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class Z

		October 31,
Years ended October 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$23.50	$22.73	$21.33
Income from Investment Operations
Net investment income (loss)B	.17	.18	.03
Net realized and unrealized gain (loss)	(2.66)	.76	1.37
Total from investment operations	(2.49)	.94	1.40
Distributions from net investment income	(.14)	(.16)	–
Distributions from net realized gain	(.03)	(.01)	–
Total distributions	(.18)C	(.17)	–
Redemption fees added to paid in capitalB,D	–	–	–
Net asset value, end of period	$20.83	$23.50	$22.73
Total ReturnE,F	(10.68)%	4.19%	6.56%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	1.02%	1.05%I
Expenses net of fee waivers, if any	1.02%	1.02%	1.05%I
Expenses net of all reductions	1.00%	1.02%	1.00%I
Net investment income (loss)	.78%	.77%	.62%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,114	$5,544	$107
Portfolio turnover rateJ	110%	97%	121%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.18 per share is comprised of distributions from net investment income of $.143 and distributions from net realized gain of $.033 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$42,619,526
Gross unrealized depreciation	(32,272,187)
Net unrealized appreciation (depreciation) on securities	$10,347,339
Tax Cost	$416,465,476

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$369,344
Capital loss carryforward	$(60,367,895)
Net unrealized appreciation (depreciation) on securities and other investments	$10,326,489

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(47,911,843)
Total with expiration	$(47,911,843)
No expiration
Short-term	$(12,456,052)
Total with no expiration	$(12,456,052)
Total capital loss carryforward	$(60,367,895)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$1,533,888	$ 1,299,187

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $491,655,337 and $483,847,532, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$323,428	$3,381
Class T	.25%	.25%	249,110	–
Class B	.75%	.25%	51,240	38,477
Class C	.75%	.25%	551,873	57,082
			$1,175,651	$98,940

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$39,406
Class T	9,783
Class B(a)	3,265
Class C(a)	4,447
$56,901

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$385,423.30
Class T	151,579.30
Class B	15,229.30
Class C	165,378.30
Class I	404,444.20
Class Z	2,686.05
	$1,124,739

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,687 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,162,000.35%		$205

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $648 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $62,534, including $1,005 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $64,703 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $52.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,803 and a portion of class-level operating expenses as follows:

Amount
Class A	$724
Class T	128
Class B	11
Class C	133
Class I	3,497
$4,493

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$115,150	$314,541
Class T	–	2,453
Class I	898,042	791,098
Class Z	33,409	5,139
Total	$1,046,601	$1,113,231
From net realized gain
Class A	$199,998	$77,030
Class T	–	29,431
Class I	279,579	79,110
Class Z	7,710	385
Total	$487,287	$185,956

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,093,525	1,306,708	$24,402,020	$29,667,252
Reinvestment of distributions	13,163	16,164	302,357	356,894
Shares redeemed	(1,715,077)	(1,739,459)	(37,830,400)	(38,968,004)
Net increase (decrease)	(608,389)	(416,587)	$(13,126,023)	$(8,943,858)
Class T
Shares sold	305,389	414,394	$6,786,919	$9,392,831
Reinvestment of distributions	–	1,397	–	30,813
Shares redeemed	(537,767)	(558,505)	(11,710,693)	(12,438,338)
Net increase (decrease)	(232,378)	(142,714)	$(4,923,774)	$(3,014,694)
Class B
Shares sold	2,482	16,905	$54,329	$374,479
Shares redeemed	(171,894)	(200,427)	(3,727,701)	(4,400,967)
Net increase (decrease)	(169,412)	(183,522)	$(3,673,372)	$(4,026,488)
Class C
Shares sold	365,122	651,900	$7,912,445	$14,559,904
Shares redeemed	(858,213)	(666,053)	(18,293,083)	(14,339,508)
Net increase (decrease)	(493,091)	(14,153)	$(10,380,638)	$220,396
Class I
Shares sold	3,524,595	2,772,401	$77,404,353	$64,467,777
Reinvestment of distributions	49,091	36,756	1,129,581	813,035
Shares redeemed	(1,999,205)	(963,648)	(44,250,238)	(22,091,792)
Net increase (decrease)	1,574,481	1,845,509	$34,283,696	$43,189,020
Class Z
Shares sold	119,541	251,250	$2,670,833	$5,945,448
Reinvestment of distributions	1,789	250	41,119	5,524
Shares redeemed	(63,727)	(20,301)	(1,390,718)	(467,981)
Net increase (decrease)	57,603	231,199	$1,321,234	$5,482,991

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Emerging Markets Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.50%
Actual		$1,000.00	$884.80	$7.13
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class T	1.76%
Actual		$1,000.00	$883.20	$8.35
Hypothetical-C		$1,000.00	$1,016.33	$8.94
Class B	2.24%
Actual		$1,000.00	$881.40	$10.62
Hypothetical-C		$1,000.00	$1,013.91	$11.37
Class C	2.25%
Actual		$1,000.00	$881.20	$10.67
Hypothetical-C		$1,000.00	$1,013.86	$11.42
Class I	1.15%
Actual		$1,000.00	$886.00	$5.47
Hypothetical-C		$1,000.00	$1,019.41	$5.85
Class Z	1.01%
Actual		$1,000.00	$886.80	$4.80
Hypothetical-C		$1,000.00	$1,020.11	$5.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class Z designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class Z designates 6% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class Z	12/08/2014	$0.2254	$0.0494

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAEMZ-ANN-1215
1.9585022.102

Fidelity Advisor® Global Capital Appreciation Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.24)%	5.80%	4.08%
Class T (incl. 3.50% sales charge)	(0.18)%	6.03%	4.06%
Class B (incl. contingent deferred sales charge)	(2.02)%	5.94%	4.16%
Class C (incl. contingent deferred sales charge)	1.92%	6.27%	3.92%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$14,921	Fidelity Advisor® Global Capital Appreciation Fund - Class A
$17,992	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. For example, the emerging-markets group returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from Portfolio Manager Thomas Allen:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted low-single-digit gains but considerably outperformed the MSCI ACWI benchmark. Versus the index, picks in information technology, financials and industrials were noteworthy positives. A sizable underweighting in energy, by far the weakest-performing sector in the benchmark, also worked in our favor. Global Payments was the fund’s top contributor. The provider of payment processing services announced strong quarterly earnings in July and October, helping to boost our position here to a robust gain. Other noteworthy contributors included AMN Healthcare Services, which provides recruitment process outsourcing and placement of physicians, nurses and other health care professionals, and Denmark-based biotech company Genmab. All three contributors were non-benchmark positions, and I sold AMN from the portfolio in June. Conversely, the fund’s cash position was a drag on performance, as was its positioning in consumer staples to a lesser extent. Geographically, stock selection in China was a noteworthy negative. At the stock level, not owning strong-performing index stock Amazon.com was our biggest relative detractor. Non-index positions in Abraxas Petroleum and Belden, a manufacturer of networking, connectivity and cable products, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc. (United States of America, Banks)	1.2	0.6
Global Payments, Inc. (United States of America, IT Services)	1.1	1.0
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	1.1	0.0
Vantiv, Inc. (United States of America, IT Services)	1.0	0.0
CDW Corp. (United States of America, Electronic Equipment & Components)	0.9	0.7
	5.3

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.9	19.3
Information Technology	21.0	18.9
Financials	16.4	19.1
Health Care	13.0	12.7
Industrials	12.0	17.7

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	54.4	39.8
Japan	7.1	7.3
United Kingdom	4.5	5.1
Canada	3.0	3.2
Germany	2.4	3.5

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	94.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

As of April 30, 2015
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.4%
		Shares	Value
Australia - 1.4%
Ausdrill Ltd.		246,041	$60,156
Burson Group Ltd.		147,119	374,059
CSG Ltd.		222,798	255,140
Echo Entertainment Group Ltd.		103,003	372,275
Estia Health Ltd.		55,472	293,162
Imdex Ltd. (a)		192,909	30,766
Isentia Group Ltd.		89,437	262,767
Japara Healthcare Ltd.		170,999	375,956
Sonic Healthcare Ltd.		502	6,866

TOTAL AUSTRALIA			2,031,147

Austria - 0.3%
CA Immobilien Anlagen AG		18,300	358,904
IMMOFINANZ Immobilien Anlagen AG (a)		46,100	118,218

TOTAL AUSTRIA			477,122

Bailiwick of Jersey - 0.3%
Delphi Automotive PLC		5,700	474,183
Belgium - 0.3%
Ion Beam Applications SA		10,700	381,815
Bermuda - 1.3%
Beijing Enterprises Water Group Ltd.		440,000	348,490
BW LPG Ltd.		6,900	46,857
Genpact Ltd. (a)		47,700	1,182,006
Great Eagle Holdings Ltd.		34,590	113,779
Hiscox Ltd.		14,815	220,965

TOTAL BERMUDA			1,912,097

Brazil - 0.1%
Brasil Foods SA		3,500	54,544
Direcional Engenharia SA		57,600	52,872
Natura Cosmeticos SA		3,700	21,970

TOTAL BRAZIL			129,386

British Virgin Islands - 0.0%
Epic Gas Ltd. (a)		5,100	9,003
Canada - 3.0%
B2Gold Corp. (a)		42,500	45,828
CCL Industries, Inc. Class B		500	70,836
Colliers International Group, Inc.		10,400	515,528
Constellation Software, Inc.		600	259,254
Descartes Systems Group, Inc. (a)		5,700	99,737
Espial Group, Inc. (a)		119,635	230,560
FirstService Corp.		2,700	94,983
Lions Gate Entertainment Corp.		14,600	568,962
MDC Partners, Inc. Class A (sub. vtg.)		24,500	513,520
New Gold, Inc. (a)		5,700	14,124
North West Co., Inc.		14,300	317,146
Pason Systems, Inc.		4,300	63,270
PrairieSky Royalty Ltd.		3,100	61,000
Premium Brands Holdings Corp.		13,300	349,588
Richelieu Hardware Ltd.		3,600	189,223
Stella-Jones, Inc.		2,800	103,041
Suncor Energy, Inc.		30,900	919,485

TOTAL CANADA			4,416,085

Cayman Islands - 1.3%
Anta Sports Products Ltd.		128,000	358,058
Cheung Kong Property Holdings Ltd.		13,500	94,461
Chlitina Holding Ltd.		42,000	344,124
Fu Shou Yuan International Group Ltd.		554,000	377,736
Geely Automobile Holdings Ltd.		680,000	362,622
Greatview Aseptic Pack Co. Ltd.		206,000	96,708
Xinyi Solar Holdings Ltd.		804,000	319,618

TOTAL CAYMAN ISLANDS			1,953,327

China - 0.9%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)		158,000	97,208
Inner Mongoli Yili Industries Co. Ltd.		137,900	346,871
Kweichow Moutai Co. Ltd.		10,226	345,268
PICC Property & Casualty Co. Ltd. (H Shares)		109,720	248,962
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)		169,800	318,880

TOTAL CHINA			1,357,189

Curacao - 0.2%
Sapiens International Corp. NV		26,281	310,687
Denmark - 0.7%
Ambu A/S Series B		700	18,990
Genmab A/S (a)		6,400	631,286
SimCorp A/S		7,300	357,877

TOTAL DENMARK			1,008,153

France - 0.4%
ALTEN		5,400	280,279
Les Nouveaux Construct Investment SA		5,700	122,790
Sartorius Stedim Biotech		600	212,024

TOTAL FRANCE			615,093

Germany - 2.1%
BAUER AG		17,000	358,926
DIC Asset AG		38,500	378,997
GFT Technologies AG		13,400	395,938
Krones AG		1,900	228,573
MLP AG		12,800	55,612
Nemetschek AG		3,700	159,697
Open Business Club AG		1,400	276,496
Patrizia Immobilien AG		10,549	290,179
Rational AG		800	317,623
Stroer Out-of-Home Media AG		3,900	246,125
VTG AG (b)		12,600	411,442

TOTAL GERMANY			3,119,608

Greece - 0.1%
Mytilineos Holdings SA		21,200	113,066
Hong Kong - 0.6%
Hang Lung Properties Ltd.		157,000	384,151
MTR Corp. Ltd.		6	27
Sino Land Ltd.		68,000	104,958
Techtronic Industries Co. Ltd.		103,000	376,535

TOTAL HONG KONG			865,671

India - 1.2%
Bajaj Corp. Ltd. (a)		52,807	330,529
Bharti Infratel Ltd.		25,014	148,566
Britannia Industries Ltd.		179	8,828
Dalmia Bharat Ltd. (a)		817	8,785
HDFC Bank Ltd. (a)		13,770	276,180
Housing Development Finance Corp. Ltd.		9,288	177,912
Kalpataru Power Transmission Ltd. (a)		1,663	6,608
Maruti Suzuki India Ltd. (a)		5,545	377,134
Pc Jeweller Ltd. (a)		1,028	6,979
Pfizer Ltd.		9,128	355,080
Torrent Pharmaceuticals Ltd.		307	7,215

TOTAL INDIA			1,703,816

Indonesia - 0.4%
PT ACE Hardware Indonesia Tbk		98,900	4,815
PT Astra International Tbk		11,100	4,772
PT Bank Rakyat Indonesia Tbk		283,800	217,208
Waskita Karya Persero Tbk PT		2,686,500	317,894

TOTAL INDONESIA			544,689

Ireland - 1.8%
Accenture PLC Class A		700	75,040
C&C Group PLC		49,985	199,527
Fleetmatics Group PLC (a)		5,500	306,130
Jazz Pharmaceuticals PLC (a)		6,500	892,320
Medtronic PLC		15,500	1,145,760

TOTAL IRELAND			2,618,777

Isle of Man - 0.5%
Optimal Payments PLC (a)		145,700	682,818
Israel - 0.6%
Frutarom Industries Ltd.		8,400	362,994
Teva Pharmaceutical Industries Ltd. sponsored ADR		9,200	544,548

TOTAL ISRAEL			907,542

Italy - 0.1%
Mediaset SpA		34,100	173,241
Japan - 7.1%
Ain Holdings, Inc.		8,500	402,380
Alps Electric Co. Ltd.		7,900	245,210
Asahi Co. Ltd.		76,600	752,380
ASKUL Corp.		4,400	161,506
Broadleaf Co. Ltd.		19,300	221,074
Chodai Co. Ltd.		27,500	131,127
FJ Next Co. Ltd.		18,600	84,949
GCA Savvian Group Corp.		10,800	126,807
Gulliver International Co. Ltd. (b)		37,200	374,765
Hoshizaki Electric Co. Ltd.		2,500	180,771
Hoya Corp.		18,300	755,182
Jamco Corp.		4,200	176,177
JK Holdings Co. Ltd.		16,200	68,331
KDDI Corp.		15,000	362,975
Kinugawa Rubber Industrial Co. Ltd.		52,000	290,060
Koshidaka Holdings Co. Ltd.		15,200	275,164
Message Co. Ltd.		7,900	194,717
Misumi Group, Inc.		15,600	203,145
Monex Group, Inc.		132,300	371,898
Nichi-iko Pharmaceutical Co. Ltd.		12,700	352,480
Olympus Corp.		22,900	772,447
Open House Co. Ltd.		24,700	450,586
Penta-Ocean Construction Co. Ltd.		117,600	534,045
Saizeriya Co. Ltd.		16,300	369,462
Sakai Heavy Industries Ltd.		36,000	70,774
Seikitokyu Kogyo Co. Ltd.		67,700	331,766
Sohgo Security Services Co., Ltd.		4,400	212,270
Suzuki Motor Corp.		7,500	245,576
Temp Holdings Co., Ltd.		13,200	197,074
Toshiba Corp.		29,000	81,811
Tsuruha Holdings, Inc.		6,900	546,646
United Arrows Ltd.		9,700	417,885
Unizo Holdings Co. Ltd.		9,300	394,798

TOTAL JAPAN			10,356,238

Korea (South) - 0.7%
Cosmax Bti, Inc.		130	8,118
Cuckoo Electronics Co. Ltd.		1,452	318,563
Fila Korea Ltd.		1,480	129,623
KONA I Co. Ltd.		8,453	271,335
LG Household & Health Care Ltd.		16	13,271
Osstem Implant Co. Ltd. (a)		6,209	363,262

TOTAL KOREA (SOUTH)			1,104,172

Liberia - 0.2%
Royal Caribbean Cruises Ltd.		2,900	285,215
Malaysia - 0.8%
Globetronics Technology Bhd		36,100	52,228
Inari Amertron Bhd		400,500	331,980
Kossan Rubber Industries Bhd		20,300	38,497
My E.G.Services Bhd		526,300	361,398
Top Glove Corp. Bhd		176,600	390,059

TOTAL MALAYSIA			1,174,162

Marshall Islands - 0.1%
StealthGas, Inc. (a)		46,700	197,074
Mexico - 1.7%
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)		141,100	240,893
El Puerto de Liverpool S.A.B. de CV Class C		26,438	367,156
Grupo Aeroportuario del Pacifico SA de CV Series B		9,700	87,364
Grupo Aeroportuario del Sureste SA de CV Series B		8,345	129,243
Grupo Aeroportuario Norte S.A.B. de CV		69,300	356,447
Grupo Lala S.A.B. de CV		162,700	415,768
Promotora y Operadora de Infraestructura S.A.B. de CV (a)		30,500	382,427
Unifin Financiera SAPI de CV (a)		152,200	462,005

TOTAL MEXICO			2,441,303

Netherlands - 1.2%
Euronext NV		10,000	439,640
Grandvision NV		12,900	356,694
Heijmans NV (Certificaten Van Aandelen) (a)		12,700	106,837
LyondellBasell Industries NV Class A		3,800	353,058
Nsi NV		35,061	152,754
NXP Semiconductors NV (a)		4,000	313,400

TOTAL NETHERLANDS			1,722,383

New Zealand - 0.1%
Fisher & Paykel Healthcare Corp.		19,412	102,267
Norway - 0.2%
XXL ASA		29,300	312,940
Panama - 0.1%
Copa Holdings SA Class A		3,200	161,664
Poland - 0.2%
Kruk SA		6,000	285,611
South Africa - 0.8%
Capitec Bank Holdings Ltd.		5,400	233,536
Consolidated Infra Group Ltd. (a)		137,100	346,440
Famous Brands Ltd.		200	1,948
Mpact Ltd.		358	1,251
Peregrine Holdings Ltd.		42,200	93,890
Pick 'n Pay Stores Ltd.		74,400	359,662
Pioneer Foods Ltd.		300	4,303
Spar Group Ltd.		100	1,437
Transaction Capital Ltd.		185,800	142,985
Woolworths Holdings Ltd.		500	3,704

TOTAL SOUTH AFRICA			1,189,156

Spain - 0.2%
Melia Hotels International SA (b)		19,000	274,956
Sweden - 1.3%
AarhusKarlshamn AB		8,200	590,750
Betsson AB (B Shares)		10,600	172,458
HEXPOL AB (B Shares)		19,700	191,845
ITAB Shop Concept AB		12,600	367,962
Nibe Industrier AB (B Shares)		16,450	529,686

TOTAL SWEDEN			1,852,701

Switzerland - 1.2%
ACE Ltd.		9,100	1,033,214
Lonza Group AG		3,006	441,571
u-blox Holding AG		1,430	276,756

TOTAL SWITZERLAND			1,751,541

Taiwan - 0.7%
Aerospace Industries Development Corp.		4,000	5,089
ECLAT Textile Co. Ltd.		2,000	29,509
Hota Industrial Manufacturing Co. Ltd.		117,000	389,219
Iron Force Industrial Co. Ltd.		66,000	366,949
Makalot Industrial Co. Ltd.		2,069	15,805
Sporton International, Inc.		27,561	167,242
Voltronic Power Technology Corp.		3,150	40,363

TOTAL TAIWAN			1,014,176

Thailand - 0.6%
Kasikornbank PCL (For. Reg.)		17,900	86,587
KCE Electronics PCL		7,500	13,024
MC Group PCL		11,400	4,451
Srisawad Power 1979 PCL		302,300	370,668
Unique Engineering and Construction PCL		601,600	363,153

TOTAL THAILAND			837,883

Turkey - 0.7%
Aksa Akrilik Kimya Sanayii		72,000	264,252
Bim Birlesik Magazalar A/S JSC		20,000	406,805
Soda Sanayii AS		49,013	81,033
Turk Tuborg Bira ve Malt Sanayii A/S (a)		165,000	354,857

TOTAL TURKEY			1,106,947

United Kingdom - 4.5%
4Imprint Group PLC		19,900	397,278
B&M European Value Retail S.A.		19,857	102,059
Barratt Developments PLC		71,800	677,957
Bellway PLC		7,800	312,156
Cineworld Group PLC		48,700	414,419
Crest Nicholson PLC		34,400	288,489
Development Securities PLC		26,800	98,536
Domino's Pizza UK & IRL PLC		10,500	176,598
Ensco PLC Class A		19,700	327,611
Lloyds Banking Group PLC		299,900	340,390
Marshalls PLC		61,900	330,648
Micro Focus International PLC		18,600	360,142
Moneysupermarket.com Group PLC		134,000	690,372
Persimmon PLC		13,800	424,205
Redrow PLC		42,686	305,400
Rightmove PLC		5,600	331,419
Taylor Wimpey PLC		128,100	391,008
The Restaurant Group PLC		52,700	582,507
Virgin Money Holdings Uk PLC		16,200	96,849

TOTAL UNITED KINGDOM			6,648,043

United States of America - 54.4%
Abraxas Petroleum Corp. (a)		408,100	648,879
Acuity Brands, Inc.		800	174,880
Adobe Systems, Inc. (a)		7,400	656,084
AFLAC, Inc.		8,400	535,500
Air Lease Corp. Class A		5,300	178,663
Albemarle Corp. U.S.		14,300	765,336
Alere, Inc. (a)		3,500	161,420
Allegiant Travel Co.		3,000	592,350
Alliance Data Systems Corp. (a)		4,000	1,189,240
Alphabet, Inc.:
Class A (a)		2,100	1,548,519
Class C		1,259	894,910
Altera Corp.		22,400	1,177,120
AMC Networks, Inc. Class A (a)		8,900	657,621
Amgen, Inc.		6,700	1,059,806
Apache Corp.		15,200	716,376
AutoZone, Inc. (a)		600	470,646
Baxalta, Inc.		10,100	348,046
Becton, Dickinson & Co.		7,800	1,111,656
Biogen, Inc. (a)		1,900	551,969
Blackhawk Network Holdings, Inc. (a)		26,600	1,132,628
Boston Scientific Corp. (a)		66,700	1,219,276
Brunswick Corp.		7,000	376,670
Buffalo Wild Wings, Inc. (a)		100	15,427
Cadence Design Systems, Inc. (a)		17,000	377,740
Capital One Financial Corp.		11,600	915,240
Catalent, Inc. (a)		24,800	659,184
CBRE Group, Inc. (a)		20,100	749,328
CDW Corp.		31,000	1,385,390
Cigna Corp.		3,900	522,756
CIT Group, Inc.		16,900	726,700
Citigroup, Inc.		32,700	1,738,659
Cognizant Technology Solutions Corp. Class A (a)		11,100	756,021
Colfax Corp. (a)		11,600	312,736
Cree, Inc. (a)		15,200	382,888
Cummins, Inc.		3,100	320,881
CVB Financial Corp.		68,300	1,191,835
Cytec Industries, Inc.		1,700	126,514
D.R. Horton, Inc.		13,000	382,720
Deere & Co.		2,700	210,600
Dermira, Inc.		3,100	83,669
Discover Financial Services		6,400	359,808
Dynegy, Inc. (a)		4,300	83,549
Eastman Chemical Co.		4,200	303,114
Electronic Arts, Inc. (a)		16,100	1,160,327
Ethan Allen Interiors, Inc.		10,900	296,589
Extra Space Storage, Inc.		2,200	174,328
Facebook, Inc. Class A (a)		6,200	632,214
Fair Isaac Corp.		9,300	859,041
Fidelity National Information Services, Inc.		11,700	853,164
First Republic Bank		16,900	1,103,739
Foot Locker, Inc.		6,700	453,925
Fortune Brands Home & Security, Inc.		8,200	429,106
Fox Factory Holding Corp. (a)		44,600	791,650
G-III Apparel Group Ltd. (a)		8,800	484,792
Global Payments, Inc.		11,900	1,623,279
Halliburton Co.		18,300	702,354
Harris Corp.		7,100	561,823
Heartland Payment Systems, Inc.		5,500	407,000
Helmerich & Payne, Inc.		2,300	129,421
Hilltop Holdings, Inc. (a)		15,900	333,423
Hologic, Inc. (a)		11,500	446,890
Hooker Furniture Corp.		21,600	536,112
Houghton Mifflin Harcourt Co. (a)		19,800	387,882
Interpublic Group of Companies, Inc.		32,600	747,518
IPG Photonics Corp. (a)		8,700	718,794
Johnson & Johnson		3,800	383,914
Johnson Controls, Inc.		400	18,072
Jones Lang LaSalle, Inc.		6,300	1,050,273
Juniper Networks, Inc.		3,600	113,004
Kate Spade & Co. (a)		17,400	312,678
Keysight Technologies, Inc. (a)		2,000	66,160
Knoll, Inc.		29,400	683,256
Kroger Co.		14,500	548,100
Laboratory Corp. of America Holdings (a)		4,500	552,330
Ladder Capital Corp. Class A		10,400	148,304
Lakeland Financial Corp.		11,100	498,723
Lennar Corp. Class A		19,600	981,372
Lennox International, Inc.		9,200	1,221,852
Lithia Motors, Inc. Class A (sub. vtg.)		3,200	375,648
M&T Bank Corp.		4,800	575,280
Malibu Boats, Inc. Class A (a)		47,800	679,238
Marsh & McLennan Companies, Inc.		2,700	150,498
Matthews International Corp. Class A		6,600	381,018
Maxim Integrated Products, Inc.		19,100	782,718
McGraw Hill Financial, Inc.		4,900	453,936
MedAssets, Inc. (a)		9,800	232,064
Mohawk Industries, Inc. (a)		1,800	351,900
Mueller Industries, Inc.		10,474	330,140
Multi-Color Corp.		5,800	451,472
News Corp. Class A		900	13,860
NVR, Inc. (a)		400	655,104
Oaktree Capital Group LLC Class A		1,500	74,790
Omega Flex, Inc.		23,679	978,890
Opus Bank		2,700	100,575
PacWest Bancorp		16,100	725,144
PDC Energy, Inc. (a)		3,300	199,122
Polaris Industries, Inc. (b)		8,900	999,826
Praxair, Inc.		3,100	344,379
Priceline Group, Inc. (a)		800	1,163,392
Procter & Gamble Co.		5,000	381,900
Progressive Corp.		12,000	397,560
PulteGroup, Inc.		59,500	1,090,635
PVH Corp.		6,700	609,365
QUALCOMM, Inc.		700	41,594
Regions Financial Corp.		42,000	392,700
Reinsurance Group of America, Inc.		3,100	279,744
Rexnord Corp. (a)		59,900	1,106,952
Rockwell Collins, Inc.		4,400	381,568
Ruth's Hospitality Group, Inc.		53,400	828,234
SM Energy Co.		5,100	170,085
Southwestern Energy Co. (a)		42,800	472,512
Sportsman's Warehouse Holdings, Inc. (a)(b)		26,900	289,444
SS&C Technologies Holdings, Inc.		3,600	266,940
Stanley Black & Decker, Inc.		3,600	381,528
Steris Corp. (b)		10,900	816,955
Store Capital Corp.		18,300	414,861
Surgery Partners, Inc.		9,200	154,744
Surgical Care Affiliates, Inc. (a)		9,900	293,139
Tenneco, Inc. (a)		7,500	424,425
The Western Union Co.		25,900	498,575
Thermo Fisher Scientific, Inc.		9,200	1,203,176
TJX Companies, Inc.		5,600	409,864
Toll Brothers, Inc. (a)		31,800	1,143,846
Total System Services, Inc.		13,600	713,320
Twenty-First Century Fox, Inc. Class B		12,200	376,736
U.S. Bancorp		16,700	704,406
UMB Financial Corp.		13,000	638,040
Vantiv, Inc. (a)		27,900	1,399,185
Visa, Inc. Class A		8,800	682,704
VSE Corp.		15,394	884,539
Walgreens Boots Alliance, Inc.		4,100	347,188
WESCO International, Inc. (a)		7,300	357,189
Western Digital Corp.		10,100	674,882
WestRock Co.		12,600	677,376
Xylem, Inc.		24,200	881,122
Yum! Brands, Inc.		2,200	156,002
Zimmer Biomet Holdings, Inc.		4,400	460,108

TOTAL UNITED STATES OF AMERICA			79,605,900

TOTAL COMMON STOCKS
(Cost $128,303,287)			138,228,847

Nonconvertible Preferred Stocks - 0.3%
Brazil - 0.0%
Banco do Estado Rio Grande do Sul SA		36,300	56,381
Germany - 0.3%
Sartorius AG (non-vtg.)		1,600	362,093
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $317,351)			418,474
		Principal Amount	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. 8.5% 3/31/40 (Cost $5,029)(c)	CAD	5,600	4,925
		Shares	Value

Money Market Funds - 7.0%
Fidelity Cash Central Fund, 0.18% (d)		8,682,990	8,682,990
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)		1,564,268	1,564,268
TOTAL MONEY MARKET FUNDS
(Cost $10,247,258)			10,247,258
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $138,872,925)			148,899,504
NET OTHER ASSETS (LIABILITIES) - (1.7)%			(2,472,555)
NET ASSETS - 100%			$146,426,949

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,114
Fidelity Securities Lending Cash Central Fund	12,466
Total	$17,580

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$31,793,765	$26,202,582	$5,591,183	$--
Consumer Staples	6,699,580	4,719,058	1,980,522	--
Energy	4,663,049	4,663,049	--	--
Financials	23,444,316	19,684,971	3,759,345	--
Health Care	18,898,699	15,357,038	3,541,661	--
Industrials	18,037,403	14,686,186	3,351,217	--
Information Technology	30,146,227	28,083,788	2,062,439	--
Materials	4,020,702	3,884,443	136,259	--
Telecommunication Services	511,541	--	511,541	--
Utilities	432,039	83,549	348,490	--
Corporate Bonds	4,925	--	4,925	--
Money Market Funds	10,247,258	10,247,258	--	--
Total Investments in Securities:	$148,899,504	$127,611,922	$21,287,582	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $1,554,788) — See accompanying schedule: Unaffiliated issuers (cost $128,625,667)	$138,652,246
Fidelity Central Funds (cost $10,247,258)	10,247,258
Total Investments (cost $138,872,925)		$148,899,504
Foreign currency held at value (cost $13,640)		13,652
Receivable for investments sold		420,783
Receivable for fund shares sold		290,613
Dividends receivable		128,075
Interest receivable		32
Distributions receivable from Fidelity Central Funds		2,338
Prepaid expenses		405
Receivable from investment adviser for expense reductions		32
Other receivables		52,598
Total assets		149,808,032
Liabilities
Payable for investments purchased	$1,371,076
Payable for fund shares redeemed	214,184
Accrued management fee	101,094
Distribution and service plan fees payable	36,357
Other affiliated payables	30,965
Other payables and accrued expenses	63,139
Collateral on securities loaned, at value	1,564,268
Total liabilities		3,381,083
Net Assets		$146,426,949
Net Assets consist of:
Paid in capital		$136,029,676
Accumulated net investment loss		(52,047)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		451,090
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,998,230
Net Assets		$146,426,949
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($41,224,878 ÷ 2,594,779 shares)		$15.89
Maximum offering price per share (100/94.25 of $15.89)		$16.86
Class T:
Net Asset Value and redemption price per share ($24,017,251 ÷ 1,567,817 shares)		$15.32
Maximum offering price per share (100/96.50 of $15.32)		$15.88
Class B:
Net Asset Value and offering price per share ($881,881 ÷ 62,277 shares)(a)		$14.16
Class C:
Net Asset Value and offering price per share ($21,185,766 ÷ 1,500,466 shares)(a)		$14.12
Class I:
Net Asset Value, offering price and redemption price per share ($59,117,173 ÷ 3,572,301 shares)		$16.55

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$1,923,035
Interest		132
Income from Fidelity Central Funds		17,580
Income before foreign taxes withheld		1,940,747
Less foreign taxes withheld		(107,377)
Total income		1,833,370
Expenses
Management fee
Basic fee	$933,317
Performance adjustment	198,430
Transfer agent fees	278,835
Distribution and service plan fees	422,536
Accounting and security lending fees	52,184
Custodian fees and expenses	138,439
Independent trustees' compensation	556
Registration fees	65,742
Audit	90,679
Legal	336
Miscellaneous	1,141
Total expenses before reductions	2,182,195
Expense reductions	(168,666)	2,013,529
Net investment income (loss)		(180,159)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,038)	1,991,350
Foreign currency transactions	(130,162)
Total net realized gain (loss)		1,861,188
Change in net unrealized appreciation (depreciation) on: Investment securities	511,038
Assets and liabilities in foreign currencies	(6,414)
Total change in net unrealized appreciation (depreciation)		504,624
Net gain (loss)		2,365,812
Net increase (decrease) in net assets resulting from operations		$2,185,653

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(180,159)	$(2,050)
Net realized gain (loss)	1,861,188	16,649,782
Change in net unrealized appreciation (depreciation)	504,624	(4,085,442)
Net increase (decrease) in net assets resulting from operations	2,185,653	12,562,290
Distributions to shareholders from net investment income	–	(195,453)
Distributions to shareholders from net realized gain	–	(407,917)
Total distributions	–	(603,370)
Share transactions - net increase (decrease)	31,147,206	3,705,620
Redemption fees	3,469	573
Total increase (decrease) in net assets	33,336,328	15,665,113
Net Assets
Beginning of period	113,090,621	97,425,508
End of period (including accumulated net investment loss of $52,047 and undistributed net investment income of $23,087, respectively)	$146,426,949	$113,090,621

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.32	$13.64	$10.40	$9.57	$11.41
Income from Investment Operations
Net investment income (loss)A	(.01)	.01	.04	.02	(.03)
Net realized and unrealized gain (loss)	.58	1.76	3.20	.81	(1.76)
Total from investment operations	.57	1.77	3.24	.83	(1.79)
Distributions from net investment income	–	(.02)	–	–	–
Distributions from net realized gain	–	(.06)	–	–	(.05)
Total distributions	–	(.09)B	–	–	(.05)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$15.89	$15.32	$13.64	$10.40	$9.57
Total ReturnD,E	3.72%	13.03%	31.15%	8.67%	(15.81)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.57%	1.62%	1.38%	1.43%	1.51%
Expenses net of fee waivers, if any	1.45%	1.45%	1.38%	1.43%	1.45%
Expenses net of all reductions	1.44%	1.45%	1.35%	1.40%	1.43%
Net investment income (loss)	(.07)%	.07%	.33%	.22%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$41,225	$35,987	$33,694	$26,961	$36,367
Portfolio turnover rateH	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.09 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $.064 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.81	$13.19	$10.09	$9.31	$11.11
Income from Investment Operations
Net investment income (loss)A	(.05)	(.03)	–B	–B	(.05)
Net realized and unrealized gain (loss)	.56	1.71	3.10	.78	(1.72)
Total from investment operations	.51	1.68	3.10	.78	(1.77)
Distributions from net realized gain	–	(.06)	–	–	(.03)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$15.32	$14.81	$13.19	$10.09	$9.31
Total ReturnC,D	3.44%	12.77%	30.72%	8.38%	(15.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.89%	1.93%	1.68%	1.71%	1.80%
Expenses net of fee waivers, if any	1.70%	1.70%	1.68%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.70%	1.64%	1.68%	1.68%
Net investment income (loss)	(.32)%	(.17)%	.04%	(.05)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$24,017	$20,975	$19,193	$15,731	$24,180
Portfolio turnover rateG	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.75	$12.27	$9.43	$8.74	$10.46
Income from Investment Operations
Net investment income (loss)A	(.12)	(.09)	(.05)	(.05)	(.10)
Net realized and unrealized gain (loss)	.53	1.58	2.89	.74	(1.62)
Total from investment operations	.41	1.49	2.84	.69	(1.72)
Distributions from net realized gain	–	(.01)	–	–	–B
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.16	$13.75	$12.27	$9.43	$8.74
Total ReturnC,D	2.98%	12.11%	30.12%	7.89%	(16.42)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.44%	2.44%	2.17%	2.19%	2.32%
Expenses net of fee waivers, if any	2.20%	2.20%	2.17%	2.19%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.13%	2.17%	2.18%
Net investment income (loss)	(.82)%	(.68)%	(.45)%	(.54)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$882	$1,223	$1,331	$1,401	$1,926
Portfolio turnover rateG	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.72	$12.26	$9.41	$8.73	$10.46
Income from Investment Operations
Net investment income (loss)A	(.12)	(.09)	(.05)	(.05)	(.10)
Net realized and unrealized gain (loss)	.52	1.58	2.90	.73	(1.61)
Total from investment operations	.40	1.49	2.85	.68	(1.71)
Distributions from net realized gain	–	(.03)	–	–	(.02)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.12	$13.72	$12.26	$9.41	$8.73
Total ReturnC,D	2.92%	12.13%	30.29%	7.79%	(16.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.34%	2.40%	2.16%	2.18%	2.28%
Expenses net of fee waivers, if any	2.20%	2.20%	2.16%	2.18%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.13%	2.16%	2.18%
Net investment income (loss)	(.82)%	(.67)%	(.45)%	(.53)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$21,186	$15,747	$13,055	$9,421	$11,632
Portfolio turnover rateG	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.92	$14.18	$10.78	$9.88	$11.76
Income from Investment Operations
Net investment income (loss)A	.03	.05	.09	.06	–B
Net realized and unrealized gain (loss)	.60	1.82	3.33	.84	(1.82)
Total from investment operations	.63	1.87	3.42	.90	(1.82)
Distributions from net investment income	–	(.06)	(.02)	–	–
Distributions from net realized gain	–	(.06)	–	–	(.06)
Total distributions	–	(.13)C	(.02)	–	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$16.55	$15.92	$14.18	$10.78	$9.88
Total ReturnD	3.96%	13.27%	31.74%	9.11%	(15.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.26%	1.29%	1.02%	1.06%	1.18%
Expenses net of fee waivers, if any	1.20%	1.20%	1.02%	1.06%	1.17%
Expenses net of all reductions	1.19%	1.20%	.99%	1.03%	1.15%
Net investment income (loss)	.18%	.33%	.69%	.59%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$59,117	$39,159	$30,153	$22,548	$28,725
Portfolio turnover rateG	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.064 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$16,653,077
Gross unrealized depreciation	(6,992,849)
Net unrealized appreciation (depreciation) on securities	$9,660,228
Tax Cost	$139,239,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$817,444
Net unrealized appreciation (depreciation) on securities and other investments	$9,633,824

The fund elected to defer to its next fiscal year approximately $53,990 of ordinary losses recognized during the period January 1, 2015 to October 31, 2015

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$–	$ 603,370

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $254,164,528 and $228,252,851, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$108,323	$1,432
Class T	.25%	.25%	116,366	–
Class B	.75%	.25%	10,272	7,718
Class C	.75%	.25%	187,575	32,446
			$422,536	$41,596

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,157
Class T	6,482
Class B(a)	668
Class C(a)	2,257
$27,564

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$94,638.22
Class T	64,416.28
Class B	3,067.30
Class C	45,443.24
Class I	71,271.15
	$278,835

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,096 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,146.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $186 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $12,466. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$50,528
Class T	1.70%	44,572
Class B	2.20%	2,469
Class C	2.20%	26,813
Class I	1.20%	27,369
		$151,751

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,062 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $598 and a portion of class-level operating expenses as follows:

Amount
Class A	$801
Class T	345
Class B	3
Class C	310
Class I	796
$2,255

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$–	$59,620
Class I	–	135,833
Total	$–	$195,453
From net realized gain
Class A	$–	$158,986
Class T	–	85,532
Class B	–	537
Class C	–	27,029
Class I	–	135,833
Total	$–	$407,917

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,624,998	591,626	$27,021,428	$8,791,852
Reinvestment of distributions	–	14,554	–	202,003
Shares redeemed	(1,379,091)	(726,930)	(22,009,282)	(10,858,770)
Net increase (decrease)	245,907	(120,750)	$5,012,146	$(1,864,915)
Class T
Shares sold	370,447	191,912	$5,817,431	$2,773,971
Reinvestment of distributions	–	6,209	–	83,505
Shares redeemed	(219,006)	(236,313)	(3,388,077)	(3,370,930)
Net increase (decrease)	151,441	(38,192)	$2,429,354	$(513,454)
Class B
Shares sold	8,363	7,695	$124,801	$100,901
Reinvestment of distributions	–	41	–	513
Shares redeemed	(35,011)	(27,284)	(502,734)	(363,912)
Net increase (decrease)	(26,648)	(19,548)	$(377,933)	$(262,498)
Class C
Shares sold	572,578	308,334	$8,431,576	$4,159,482
Reinvestment of distributions	–	2,025	–	25,331
Shares redeemed	(219,967)	(227,752)	(3,119,457)	(3,054,673)
Net increase (decrease)	352,611	82,607	$5,312,119	$1,130,140
Class I
Shares sold	1,401,232	494,369	$23,612,800	$7,721,563
Reinvestment of distributions	–	17,076	–	245,727
Shares redeemed	(288,809)	(178,721)	(4,841,280)	(2,750,943)
Net increase (decrease)	1,112,423	332,724	$18,771,520	$5,216,347

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 16% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Global Capital Appreciation Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$1,000.00	$950.40	$7.13
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class T	1.70%
Actual		$1,000.00	$949.20	$8.35
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class B	2.20%
Actual		$1,000.00	$946.50	$10.79
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class C	2.20%
Actual		$1,000.00	$946.40	$10.79
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class I	1.20%
Actual		$1,000.00	$951.70	$5.90
Hypothetical-C		$1,000.00	$1,019.16	$6.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/07/15	12/04/15	$0.089

Class T	12/07/15	12/04/15	$0.089

Class B	12/07/15	12/04/15	$0.089

Class C	12/07/15	12/04/15	$0.089

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $1,480,203, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class of the fund was above the competitive median because of a significant positive performance fee adjustment in 2014. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGLO-ANN-1215
1.728713.116

Fidelity Advisor® Global Capital Appreciation Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	3.96%	7.39%	4.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$16,279	Fidelity Advisor® Global Capital Appreciation Fund - Class I
$17,992	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. For example, the emerging-markets group returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from Portfolio Manager Thomas Allen:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted low-single-digit gains but considerably outperformed the MSCI ACWI benchmark. Versus the index, picks in information technology, financials and industrials were noteworthy positives. A sizable underweighting in energy, by far the weakest-performing sector in the benchmark, also worked in our favor. Global Payments was the fund’s top contributor. The provider of payment processing services announced strong quarterly earnings in July and October, helping to boost our position here to a robust gain. Other noteworthy contributors included AMN Healthcare Services, which provides recruitment process outsourcing and placement of physicians, nurses and other health care professionals, and Denmark-based biotech company Genmab. All three contributors were non-benchmark positions, and I sold AMN from the portfolio in June. Conversely, the fund’s cash position was a drag on performance, as was its positioning in consumer staples to a lesser extent. Geographically, stock selection in China was a noteworthy negative. At the stock level, not owning strong-performing index stock Amazon.com was our biggest relative detractor. Non-index positions in Abraxas Petroleum and Belden, a manufacturer of networking, connectivity and cable products, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc. (United States of America, Banks)	1.2	0.6
Global Payments, Inc. (United States of America, IT Services)	1.1	1.0
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	1.1	0.0
Vantiv, Inc. (United States of America, IT Services)	1.0	0.0
CDW Corp. (United States of America, Electronic Equipment & Components)	0.9	0.7
	5.3

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.9	19.3
Information Technology	21.0	18.9
Financials	16.4	19.1
Health Care	13.0	12.7
Industrials	12.0	17.7

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	54.4	39.8
Japan	7.1	7.3
United Kingdom	4.5	5.1
Canada	3.0	3.2
Germany	2.4	3.5

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	94.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

As of April 30, 2015
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.4%
		Shares	Value
Australia - 1.4%
Ausdrill Ltd.		246,041	$60,156
Burson Group Ltd.		147,119	374,059
CSG Ltd.		222,798	255,140
Echo Entertainment Group Ltd.		103,003	372,275
Estia Health Ltd.		55,472	293,162
Imdex Ltd. (a)		192,909	30,766
Isentia Group Ltd.		89,437	262,767
Japara Healthcare Ltd.		170,999	375,956
Sonic Healthcare Ltd.		502	6,866

TOTAL AUSTRALIA			2,031,147

Austria - 0.3%
CA Immobilien Anlagen AG		18,300	358,904
IMMOFINANZ Immobilien Anlagen AG (a)		46,100	118,218

TOTAL AUSTRIA			477,122

Bailiwick of Jersey - 0.3%
Delphi Automotive PLC		5,700	474,183
Belgium - 0.3%
Ion Beam Applications SA		10,700	381,815
Bermuda - 1.3%
Beijing Enterprises Water Group Ltd.		440,000	348,490
BW LPG Ltd.		6,900	46,857
Genpact Ltd. (a)		47,700	1,182,006
Great Eagle Holdings Ltd.		34,590	113,779
Hiscox Ltd.		14,815	220,965

TOTAL BERMUDA			1,912,097

Brazil - 0.1%
Brasil Foods SA		3,500	54,544
Direcional Engenharia SA		57,600	52,872
Natura Cosmeticos SA		3,700	21,970

TOTAL BRAZIL			129,386

British Virgin Islands - 0.0%
Epic Gas Ltd. (a)		5,100	9,003
Canada - 3.0%
B2Gold Corp. (a)		42,500	45,828
CCL Industries, Inc. Class B		500	70,836
Colliers International Group, Inc.		10,400	515,528
Constellation Software, Inc.		600	259,254
Descartes Systems Group, Inc. (a)		5,700	99,737
Espial Group, Inc. (a)		119,635	230,560
FirstService Corp.		2,700	94,983
Lions Gate Entertainment Corp.		14,600	568,962
MDC Partners, Inc. Class A (sub. vtg.)		24,500	513,520
New Gold, Inc. (a)		5,700	14,124
North West Co., Inc.		14,300	317,146
Pason Systems, Inc.		4,300	63,270
PrairieSky Royalty Ltd.		3,100	61,000
Premium Brands Holdings Corp.		13,300	349,588
Richelieu Hardware Ltd.		3,600	189,223
Stella-Jones, Inc.		2,800	103,041
Suncor Energy, Inc.		30,900	919,485

TOTAL CANADA			4,416,085

Cayman Islands - 1.3%
Anta Sports Products Ltd.		128,000	358,058
Cheung Kong Property Holdings Ltd.		13,500	94,461
Chlitina Holding Ltd.		42,000	344,124
Fu Shou Yuan International Group Ltd.		554,000	377,736
Geely Automobile Holdings Ltd.		680,000	362,622
Greatview Aseptic Pack Co. Ltd.		206,000	96,708
Xinyi Solar Holdings Ltd.		804,000	319,618

TOTAL CAYMAN ISLANDS			1,953,327

China - 0.9%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)		158,000	97,208
Inner Mongoli Yili Industries Co. Ltd.		137,900	346,871
Kweichow Moutai Co. Ltd.		10,226	345,268
PICC Property & Casualty Co. Ltd. (H Shares)		109,720	248,962
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)		169,800	318,880

TOTAL CHINA			1,357,189

Curacao - 0.2%
Sapiens International Corp. NV		26,281	310,687
Denmark - 0.7%
Ambu A/S Series B		700	18,990
Genmab A/S (a)		6,400	631,286
SimCorp A/S		7,300	357,877

TOTAL DENMARK			1,008,153

France - 0.4%
ALTEN		5,400	280,279
Les Nouveaux Construct Investment SA		5,700	122,790
Sartorius Stedim Biotech		600	212,024

TOTAL FRANCE			615,093

Germany - 2.1%
BAUER AG		17,000	358,926
DIC Asset AG		38,500	378,997
GFT Technologies AG		13,400	395,938
Krones AG		1,900	228,573
MLP AG		12,800	55,612
Nemetschek AG		3,700	159,697
Open Business Club AG		1,400	276,496
Patrizia Immobilien AG		10,549	290,179
Rational AG		800	317,623
Stroer Out-of-Home Media AG		3,900	246,125
VTG AG (b)		12,600	411,442

TOTAL GERMANY			3,119,608

Greece - 0.1%
Mytilineos Holdings SA		21,200	113,066
Hong Kong - 0.6%
Hang Lung Properties Ltd.		157,000	384,151
MTR Corp. Ltd.		6	27
Sino Land Ltd.		68,000	104,958
Techtronic Industries Co. Ltd.		103,000	376,535

TOTAL HONG KONG			865,671

India - 1.2%
Bajaj Corp. Ltd. (a)		52,807	330,529
Bharti Infratel Ltd.		25,014	148,566
Britannia Industries Ltd.		179	8,828
Dalmia Bharat Ltd. (a)		817	8,785
HDFC Bank Ltd. (a)		13,770	276,180
Housing Development Finance Corp. Ltd.		9,288	177,912
Kalpataru Power Transmission Ltd. (a)		1,663	6,608
Maruti Suzuki India Ltd. (a)		5,545	377,134
Pc Jeweller Ltd. (a)		1,028	6,979
Pfizer Ltd.		9,128	355,080
Torrent Pharmaceuticals Ltd.		307	7,215

TOTAL INDIA			1,703,816

Indonesia - 0.4%
PT ACE Hardware Indonesia Tbk		98,900	4,815
PT Astra International Tbk		11,100	4,772
PT Bank Rakyat Indonesia Tbk		283,800	217,208
Waskita Karya Persero Tbk PT		2,686,500	317,894

TOTAL INDONESIA			544,689

Ireland - 1.8%
Accenture PLC Class A		700	75,040
C&C Group PLC		49,985	199,527
Fleetmatics Group PLC (a)		5,500	306,130
Jazz Pharmaceuticals PLC (a)		6,500	892,320
Medtronic PLC		15,500	1,145,760

TOTAL IRELAND			2,618,777

Isle of Man - 0.5%
Optimal Payments PLC (a)		145,700	682,818
Israel - 0.6%
Frutarom Industries Ltd.		8,400	362,994
Teva Pharmaceutical Industries Ltd. sponsored ADR		9,200	544,548

TOTAL ISRAEL			907,542

Italy - 0.1%
Mediaset SpA		34,100	173,241
Japan - 7.1%
Ain Holdings, Inc.		8,500	402,380
Alps Electric Co. Ltd.		7,900	245,210
Asahi Co. Ltd.		76,600	752,380
ASKUL Corp.		4,400	161,506
Broadleaf Co. Ltd.		19,300	221,074
Chodai Co. Ltd.		27,500	131,127
FJ Next Co. Ltd.		18,600	84,949
GCA Savvian Group Corp.		10,800	126,807
Gulliver International Co. Ltd. (b)		37,200	374,765
Hoshizaki Electric Co. Ltd.		2,500	180,771
Hoya Corp.		18,300	755,182
Jamco Corp.		4,200	176,177
JK Holdings Co. Ltd.		16,200	68,331
KDDI Corp.		15,000	362,975
Kinugawa Rubber Industrial Co. Ltd.		52,000	290,060
Koshidaka Holdings Co. Ltd.		15,200	275,164
Message Co. Ltd.		7,900	194,717
Misumi Group, Inc.		15,600	203,145
Monex Group, Inc.		132,300	371,898
Nichi-iko Pharmaceutical Co. Ltd.		12,700	352,480
Olympus Corp.		22,900	772,447
Open House Co. Ltd.		24,700	450,586
Penta-Ocean Construction Co. Ltd.		117,600	534,045
Saizeriya Co. Ltd.		16,300	369,462
Sakai Heavy Industries Ltd.		36,000	70,774
Seikitokyu Kogyo Co. Ltd.		67,700	331,766
Sohgo Security Services Co., Ltd.		4,400	212,270
Suzuki Motor Corp.		7,500	245,576
Temp Holdings Co., Ltd.		13,200	197,074
Toshiba Corp.		29,000	81,811
Tsuruha Holdings, Inc.		6,900	546,646
United Arrows Ltd.		9,700	417,885
Unizo Holdings Co. Ltd.		9,300	394,798

TOTAL JAPAN			10,356,238

Korea (South) - 0.7%
Cosmax Bti, Inc.		130	8,118
Cuckoo Electronics Co. Ltd.		1,452	318,563
Fila Korea Ltd.		1,480	129,623
KONA I Co. Ltd.		8,453	271,335
LG Household & Health Care Ltd.		16	13,271
Osstem Implant Co. Ltd. (a)		6,209	363,262

TOTAL KOREA (SOUTH)			1,104,172

Liberia - 0.2%
Royal Caribbean Cruises Ltd.		2,900	285,215
Malaysia - 0.8%
Globetronics Technology Bhd		36,100	52,228
Inari Amertron Bhd		400,500	331,980
Kossan Rubber Industries Bhd		20,300	38,497
My E.G.Services Bhd		526,300	361,398
Top Glove Corp. Bhd		176,600	390,059

TOTAL MALAYSIA			1,174,162

Marshall Islands - 0.1%
StealthGas, Inc. (a)		46,700	197,074
Mexico - 1.7%
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)		141,100	240,893
El Puerto de Liverpool S.A.B. de CV Class C		26,438	367,156
Grupo Aeroportuario del Pacifico SA de CV Series B		9,700	87,364
Grupo Aeroportuario del Sureste SA de CV Series B		8,345	129,243
Grupo Aeroportuario Norte S.A.B. de CV		69,300	356,447
Grupo Lala S.A.B. de CV		162,700	415,768
Promotora y Operadora de Infraestructura S.A.B. de CV (a)		30,500	382,427
Unifin Financiera SAPI de CV (a)		152,200	462,005

TOTAL MEXICO			2,441,303

Netherlands - 1.2%
Euronext NV		10,000	439,640
Grandvision NV		12,900	356,694
Heijmans NV (Certificaten Van Aandelen) (a)		12,700	106,837
LyondellBasell Industries NV Class A		3,800	353,058
Nsi NV		35,061	152,754
NXP Semiconductors NV (a)		4,000	313,400

TOTAL NETHERLANDS			1,722,383

New Zealand - 0.1%
Fisher & Paykel Healthcare Corp.		19,412	102,267
Norway - 0.2%
XXL ASA		29,300	312,940
Panama - 0.1%
Copa Holdings SA Class A		3,200	161,664
Poland - 0.2%
Kruk SA		6,000	285,611
South Africa - 0.8%
Capitec Bank Holdings Ltd.		5,400	233,536
Consolidated Infra Group Ltd. (a)		137,100	346,440
Famous Brands Ltd.		200	1,948
Mpact Ltd.		358	1,251
Peregrine Holdings Ltd.		42,200	93,890
Pick 'n Pay Stores Ltd.		74,400	359,662
Pioneer Foods Ltd.		300	4,303
Spar Group Ltd.		100	1,437
Transaction Capital Ltd.		185,800	142,985
Woolworths Holdings Ltd.		500	3,704

TOTAL SOUTH AFRICA			1,189,156

Spain - 0.2%
Melia Hotels International SA (b)		19,000	274,956
Sweden - 1.3%
AarhusKarlshamn AB		8,200	590,750
Betsson AB (B Shares)		10,600	172,458
HEXPOL AB (B Shares)		19,700	191,845
ITAB Shop Concept AB		12,600	367,962
Nibe Industrier AB (B Shares)		16,450	529,686

TOTAL SWEDEN			1,852,701

Switzerland - 1.2%
ACE Ltd.		9,100	1,033,214
Lonza Group AG		3,006	441,571
u-blox Holding AG		1,430	276,756

TOTAL SWITZERLAND			1,751,541

Taiwan - 0.7%
Aerospace Industries Development Corp.		4,000	5,089
ECLAT Textile Co. Ltd.		2,000	29,509
Hota Industrial Manufacturing Co. Ltd.		117,000	389,219
Iron Force Industrial Co. Ltd.		66,000	366,949
Makalot Industrial Co. Ltd.		2,069	15,805
Sporton International, Inc.		27,561	167,242
Voltronic Power Technology Corp.		3,150	40,363

TOTAL TAIWAN			1,014,176

Thailand - 0.6%
Kasikornbank PCL (For. Reg.)		17,900	86,587
KCE Electronics PCL		7,500	13,024
MC Group PCL		11,400	4,451
Srisawad Power 1979 PCL		302,300	370,668
Unique Engineering and Construction PCL		601,600	363,153

TOTAL THAILAND			837,883

Turkey - 0.7%
Aksa Akrilik Kimya Sanayii		72,000	264,252
Bim Birlesik Magazalar A/S JSC		20,000	406,805
Soda Sanayii AS		49,013	81,033
Turk Tuborg Bira ve Malt Sanayii A/S (a)		165,000	354,857

TOTAL TURKEY			1,106,947

United Kingdom - 4.5%
4Imprint Group PLC		19,900	397,278
B&M European Value Retail S.A.		19,857	102,059
Barratt Developments PLC		71,800	677,957
Bellway PLC		7,800	312,156
Cineworld Group PLC		48,700	414,419
Crest Nicholson PLC		34,400	288,489
Development Securities PLC		26,800	98,536
Domino's Pizza UK & IRL PLC		10,500	176,598
Ensco PLC Class A		19,700	327,611
Lloyds Banking Group PLC		299,900	340,390
Marshalls PLC		61,900	330,648
Micro Focus International PLC		18,600	360,142
Moneysupermarket.com Group PLC		134,000	690,372
Persimmon PLC		13,800	424,205
Redrow PLC		42,686	305,400
Rightmove PLC		5,600	331,419
Taylor Wimpey PLC		128,100	391,008
The Restaurant Group PLC		52,700	582,507
Virgin Money Holdings Uk PLC		16,200	96,849

TOTAL UNITED KINGDOM			6,648,043

United States of America - 54.4%
Abraxas Petroleum Corp. (a)		408,100	648,879
Acuity Brands, Inc.		800	174,880
Adobe Systems, Inc. (a)		7,400	656,084
AFLAC, Inc.		8,400	535,500
Air Lease Corp. Class A		5,300	178,663
Albemarle Corp. U.S.		14,300	765,336
Alere, Inc. (a)		3,500	161,420
Allegiant Travel Co.		3,000	592,350
Alliance Data Systems Corp. (a)		4,000	1,189,240
Alphabet, Inc.:
Class A (a)		2,100	1,548,519
Class C		1,259	894,910
Altera Corp.		22,400	1,177,120
AMC Networks, Inc. Class A (a)		8,900	657,621
Amgen, Inc.		6,700	1,059,806
Apache Corp.		15,200	716,376
AutoZone, Inc. (a)		600	470,646
Baxalta, Inc.		10,100	348,046
Becton, Dickinson & Co.		7,800	1,111,656
Biogen, Inc. (a)		1,900	551,969
Blackhawk Network Holdings, Inc. (a)		26,600	1,132,628
Boston Scientific Corp. (a)		66,700	1,219,276
Brunswick Corp.		7,000	376,670
Buffalo Wild Wings, Inc. (a)		100	15,427
Cadence Design Systems, Inc. (a)		17,000	377,740
Capital One Financial Corp.		11,600	915,240
Catalent, Inc. (a)		24,800	659,184
CBRE Group, Inc. (a)		20,100	749,328
CDW Corp.		31,000	1,385,390
Cigna Corp.		3,900	522,756
CIT Group, Inc.		16,900	726,700
Citigroup, Inc.		32,700	1,738,659
Cognizant Technology Solutions Corp. Class A (a)		11,100	756,021
Colfax Corp. (a)		11,600	312,736
Cree, Inc. (a)		15,200	382,888
Cummins, Inc.		3,100	320,881
CVB Financial Corp.		68,300	1,191,835
Cytec Industries, Inc.		1,700	126,514
D.R. Horton, Inc.		13,000	382,720
Deere & Co.		2,700	210,600
Dermira, Inc.		3,100	83,669
Discover Financial Services		6,400	359,808
Dynegy, Inc. (a)		4,300	83,549
Eastman Chemical Co.		4,200	303,114
Electronic Arts, Inc. (a)		16,100	1,160,327
Ethan Allen Interiors, Inc.		10,900	296,589
Extra Space Storage, Inc.		2,200	174,328
Facebook, Inc. Class A (a)		6,200	632,214
Fair Isaac Corp.		9,300	859,041
Fidelity National Information Services, Inc.		11,700	853,164
First Republic Bank		16,900	1,103,739
Foot Locker, Inc.		6,700	453,925
Fortune Brands Home & Security, Inc.		8,200	429,106
Fox Factory Holding Corp. (a)		44,600	791,650
G-III Apparel Group Ltd. (a)		8,800	484,792
Global Payments, Inc.		11,900	1,623,279
Halliburton Co.		18,300	702,354
Harris Corp.		7,100	561,823
Heartland Payment Systems, Inc.		5,500	407,000
Helmerich & Payne, Inc.		2,300	129,421
Hilltop Holdings, Inc. (a)		15,900	333,423
Hologic, Inc. (a)		11,500	446,890
Hooker Furniture Corp.		21,600	536,112
Houghton Mifflin Harcourt Co. (a)		19,800	387,882
Interpublic Group of Companies, Inc.		32,600	747,518
IPG Photonics Corp. (a)		8,700	718,794
Johnson & Johnson		3,800	383,914
Johnson Controls, Inc.		400	18,072
Jones Lang LaSalle, Inc.		6,300	1,050,273
Juniper Networks, Inc.		3,600	113,004
Kate Spade & Co. (a)		17,400	312,678
Keysight Technologies, Inc. (a)		2,000	66,160
Knoll, Inc.		29,400	683,256
Kroger Co.		14,500	548,100
Laboratory Corp. of America Holdings (a)		4,500	552,330
Ladder Capital Corp. Class A		10,400	148,304
Lakeland Financial Corp.		11,100	498,723
Lennar Corp. Class A		19,600	981,372
Lennox International, Inc.		9,200	1,221,852
Lithia Motors, Inc. Class A (sub. vtg.)		3,200	375,648
M&T Bank Corp.		4,800	575,280
Malibu Boats, Inc. Class A (a)		47,800	679,238
Marsh & McLennan Companies, Inc.		2,700	150,498
Matthews International Corp. Class A		6,600	381,018
Maxim Integrated Products, Inc.		19,100	782,718
McGraw Hill Financial, Inc.		4,900	453,936
MedAssets, Inc. (a)		9,800	232,064
Mohawk Industries, Inc. (a)		1,800	351,900
Mueller Industries, Inc.		10,474	330,140
Multi-Color Corp.		5,800	451,472
News Corp. Class A		900	13,860
NVR, Inc. (a)		400	655,104
Oaktree Capital Group LLC Class A		1,500	74,790
Omega Flex, Inc.		23,679	978,890
Opus Bank		2,700	100,575
PacWest Bancorp		16,100	725,144
PDC Energy, Inc. (a)		3,300	199,122
Polaris Industries, Inc. (b)		8,900	999,826
Praxair, Inc.		3,100	344,379
Priceline Group, Inc. (a)		800	1,163,392
Procter & Gamble Co.		5,000	381,900
Progressive Corp.		12,000	397,560
PulteGroup, Inc.		59,500	1,090,635
PVH Corp.		6,700	609,365
QUALCOMM, Inc.		700	41,594
Regions Financial Corp.		42,000	392,700
Reinsurance Group of America, Inc.		3,100	279,744
Rexnord Corp. (a)		59,900	1,106,952
Rockwell Collins, Inc.		4,400	381,568
Ruth's Hospitality Group, Inc.		53,400	828,234
SM Energy Co.		5,100	170,085
Southwestern Energy Co. (a)		42,800	472,512
Sportsman's Warehouse Holdings, Inc. (a)(b)		26,900	289,444
SS&C Technologies Holdings, Inc.		3,600	266,940
Stanley Black & Decker, Inc.		3,600	381,528
Steris Corp. (b)		10,900	816,955
Store Capital Corp.		18,300	414,861
Surgery Partners, Inc.		9,200	154,744
Surgical Care Affiliates, Inc. (a)		9,900	293,139
Tenneco, Inc. (a)		7,500	424,425
The Western Union Co.		25,900	498,575
Thermo Fisher Scientific, Inc.		9,200	1,203,176
TJX Companies, Inc.		5,600	409,864
Toll Brothers, Inc. (a)		31,800	1,143,846
Total System Services, Inc.		13,600	713,320
Twenty-First Century Fox, Inc. Class B		12,200	376,736
U.S. Bancorp		16,700	704,406
UMB Financial Corp.		13,000	638,040
Vantiv, Inc. (a)		27,900	1,399,185
Visa, Inc. Class A		8,800	682,704
VSE Corp.		15,394	884,539
Walgreens Boots Alliance, Inc.		4,100	347,188
WESCO International, Inc. (a)		7,300	357,189
Western Digital Corp.		10,100	674,882
WestRock Co.		12,600	677,376
Xylem, Inc.		24,200	881,122
Yum! Brands, Inc.		2,200	156,002
Zimmer Biomet Holdings, Inc.		4,400	460,108

TOTAL UNITED STATES OF AMERICA			79,605,900

TOTAL COMMON STOCKS
(Cost $128,303,287)			138,228,847

Nonconvertible Preferred Stocks - 0.3%
Brazil - 0.0%
Banco do Estado Rio Grande do Sul SA		36,300	56,381
Germany - 0.3%
Sartorius AG (non-vtg.)		1,600	362,093
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $317,351)			418,474
		Principal Amount	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. 8.5% 3/31/40 (Cost $5,029)(c)	CAD	5,600	4,925
		Shares	Value

Money Market Funds - 7.0%
Fidelity Cash Central Fund, 0.18% (d)		8,682,990	8,682,990
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)		1,564,268	1,564,268
TOTAL MONEY MARKET FUNDS
(Cost $10,247,258)			10,247,258
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $138,872,925)			148,899,504
NET OTHER ASSETS (LIABILITIES) - (1.7)%			(2,472,555)
NET ASSETS - 100%			$146,426,949

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,114
Fidelity Securities Lending Cash Central Fund	12,466
Total	$17,580

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$31,793,765	$26,202,582	$5,591,183	$--
Consumer Staples	6,699,580	4,719,058	1,980,522	--
Energy	4,663,049	4,663,049	--	--
Financials	23,444,316	19,684,971	3,759,345	--
Health Care	18,898,699	15,357,038	3,541,661	--
Industrials	18,037,403	14,686,186	3,351,217	--
Information Technology	30,146,227	28,083,788	2,062,439	--
Materials	4,020,702	3,884,443	136,259	--
Telecommunication Services	511,541	--	511,541	--
Utilities	432,039	83,549	348,490	--
Corporate Bonds	4,925	--	4,925	--
Money Market Funds	10,247,258	10,247,258	--	--
Total Investments in Securities:	$148,899,504	$127,611,922	$21,287,582	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $1,554,788) — See accompanying schedule: Unaffiliated issuers (cost $128,625,667)	$138,652,246
Fidelity Central Funds (cost $10,247,258)	10,247,258
Total Investments (cost $138,872,925)		$148,899,504
Foreign currency held at value (cost $13,640)		13,652
Receivable for investments sold		420,783
Receivable for fund shares sold		290,613
Dividends receivable		128,075
Interest receivable		32
Distributions receivable from Fidelity Central Funds		2,338
Prepaid expenses		405
Receivable from investment adviser for expense reductions		32
Other receivables		52,598
Total assets		149,808,032
Liabilities
Payable for investments purchased	$1,371,076
Payable for fund shares redeemed	214,184
Accrued management fee	101,094
Distribution and service plan fees payable	36,357
Other affiliated payables	30,965
Other payables and accrued expenses	63,139
Collateral on securities loaned, at value	1,564,268
Total liabilities		3,381,083
Net Assets		$146,426,949
Net Assets consist of:
Paid in capital		$136,029,676
Accumulated net investment loss		(52,047)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		451,090
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,998,230
Net Assets		$146,426,949
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($41,224,878 ÷ 2,594,779 shares)		$15.89
Maximum offering price per share (100/94.25 of $15.89)		$16.86
Class T:
Net Asset Value and redemption price per share ($24,017,251 ÷ 1,567,817 shares)		$15.32
Maximum offering price per share (100/96.50 of $15.32)		$15.88
Class B:
Net Asset Value and offering price per share ($881,881 ÷ 62,277 shares)(a)		$14.16
Class C:
Net Asset Value and offering price per share ($21,185,766 ÷ 1,500,466 shares)(a)		$14.12
Class I:
Net Asset Value, offering price and redemption price per share ($59,117,173 ÷ 3,572,301 shares)		$16.55

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$1,923,035
Interest		132
Income from Fidelity Central Funds		17,580
Income before foreign taxes withheld		1,940,747
Less foreign taxes withheld		(107,377)
Total income		1,833,370
Expenses
Management fee
Basic fee	$933,317
Performance adjustment	198,430
Transfer agent fees	278,835
Distribution and service plan fees	422,536
Accounting and security lending fees	52,184
Custodian fees and expenses	138,439
Independent trustees' compensation	556
Registration fees	65,742
Audit	90,679
Legal	336
Miscellaneous	1,141
Total expenses before reductions	2,182,195
Expense reductions	(168,666)	2,013,529
Net investment income (loss)		(180,159)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,038)	1,991,350
Foreign currency transactions	(130,162)
Total net realized gain (loss)		1,861,188
Change in net unrealized appreciation (depreciation) on: Investment securities	511,038
Assets and liabilities in foreign currencies	(6,414)
Total change in net unrealized appreciation (depreciation)		504,624
Net gain (loss)		2,365,812
Net increase (decrease) in net assets resulting from operations		$2,185,653

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(180,159)	$(2,050)
Net realized gain (loss)	1,861,188	16,649,782
Change in net unrealized appreciation (depreciation)	504,624	(4,085,442)
Net increase (decrease) in net assets resulting from operations	2,185,653	12,562,290
Distributions to shareholders from net investment income	–	(195,453)
Distributions to shareholders from net realized gain	–	(407,917)
Total distributions	–	(603,370)
Share transactions - net increase (decrease)	31,147,206	3,705,620
Redemption fees	3,469	573
Total increase (decrease) in net assets	33,336,328	15,665,113
Net Assets
Beginning of period	113,090,621	97,425,508
End of period (including accumulated net investment loss of $52,047 and undistributed net investment income of $23,087, respectively)	$146,426,949	$113,090,621

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.32	$13.64	$10.40	$9.57	$11.41
Income from Investment Operations
Net investment income (loss)A	(.01)	.01	.04	.02	(.03)
Net realized and unrealized gain (loss)	.58	1.76	3.20	.81	(1.76)
Total from investment operations	.57	1.77	3.24	.83	(1.79)
Distributions from net investment income	–	(.02)	–	–	–
Distributions from net realized gain	–	(.06)	–	–	(.05)
Total distributions	–	(.09)B	–	–	(.05)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$15.89	$15.32	$13.64	$10.40	$9.57
Total ReturnD,E	3.72%	13.03%	31.15%	8.67%	(15.81)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.57%	1.62%	1.38%	1.43%	1.51%
Expenses net of fee waivers, if any	1.45%	1.45%	1.38%	1.43%	1.45%
Expenses net of all reductions	1.44%	1.45%	1.35%	1.40%	1.43%
Net investment income (loss)	(.07)%	.07%	.33%	.22%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$41,225	$35,987	$33,694	$26,961	$36,367
Portfolio turnover rateH	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.09 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $.064 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.81	$13.19	$10.09	$9.31	$11.11
Income from Investment Operations
Net investment income (loss)A	(.05)	(.03)	–B	–B	(.05)
Net realized and unrealized gain (loss)	.56	1.71	3.10	.78	(1.72)
Total from investment operations	.51	1.68	3.10	.78	(1.77)
Distributions from net realized gain	–	(.06)	–	–	(.03)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$15.32	$14.81	$13.19	$10.09	$9.31
Total ReturnC,D	3.44%	12.77%	30.72%	8.38%	(15.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.89%	1.93%	1.68%	1.71%	1.80%
Expenses net of fee waivers, if any	1.70%	1.70%	1.68%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.70%	1.64%	1.68%	1.68%
Net investment income (loss)	(.32)%	(.17)%	.04%	(.05)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$24,017	$20,975	$19,193	$15,731	$24,180
Portfolio turnover rateG	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.75	$12.27	$9.43	$8.74	$10.46
Income from Investment Operations
Net investment income (loss)A	(.12)	(.09)	(.05)	(.05)	(.10)
Net realized and unrealized gain (loss)	.53	1.58	2.89	.74	(1.62)
Total from investment operations	.41	1.49	2.84	.69	(1.72)
Distributions from net realized gain	–	(.01)	–	–	–B
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.16	$13.75	$12.27	$9.43	$8.74
Total ReturnC,D	2.98%	12.11%	30.12%	7.89%	(16.42)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.44%	2.44%	2.17%	2.19%	2.32%
Expenses net of fee waivers, if any	2.20%	2.20%	2.17%	2.19%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.13%	2.17%	2.18%
Net investment income (loss)	(.82)%	(.68)%	(.45)%	(.54)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$882	$1,223	$1,331	$1,401	$1,926
Portfolio turnover rateG	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.72	$12.26	$9.41	$8.73	$10.46
Income from Investment Operations
Net investment income (loss)A	(.12)	(.09)	(.05)	(.05)	(.10)
Net realized and unrealized gain (loss)	.52	1.58	2.90	.73	(1.61)
Total from investment operations	.40	1.49	2.85	.68	(1.71)
Distributions from net realized gain	–	(.03)	–	–	(.02)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.12	$13.72	$12.26	$9.41	$8.73
Total ReturnC,D	2.92%	12.13%	30.29%	7.79%	(16.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.34%	2.40%	2.16%	2.18%	2.28%
Expenses net of fee waivers, if any	2.20%	2.20%	2.16%	2.18%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.13%	2.16%	2.18%
Net investment income (loss)	(.82)%	(.67)%	(.45)%	(.53)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$21,186	$15,747	$13,055	$9,421	$11,632
Portfolio turnover rateG	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.92	$14.18	$10.78	$9.88	$11.76
Income from Investment Operations
Net investment income (loss)A	.03	.05	.09	.06	–B
Net realized and unrealized gain (loss)	.60	1.82	3.33	.84	(1.82)
Total from investment operations	.63	1.87	3.42	.90	(1.82)
Distributions from net investment income	–	(.06)	(.02)	–	–
Distributions from net realized gain	–	(.06)	–	–	(.06)
Total distributions	–	(.13)C	(.02)	–	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$16.55	$15.92	$14.18	$10.78	$9.88
Total ReturnD	3.96%	13.27%	31.74%	9.11%	(15.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.26%	1.29%	1.02%	1.06%	1.18%
Expenses net of fee waivers, if any	1.20%	1.20%	1.02%	1.06%	1.17%
Expenses net of all reductions	1.19%	1.20%	.99%	1.03%	1.15%
Net investment income (loss)	.18%	.33%	.69%	.59%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$59,117	$39,159	$30,153	$22,548	$28,725
Portfolio turnover rateG	176%	249%	211%	155%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.064 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$16,653,077
Gross unrealized depreciation	(6,992,849)
Net unrealized appreciation (depreciation) on securities	$9,660,228
Tax Cost	$139,239,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$817,444
Net unrealized appreciation (depreciation) on securities and other investments	$9,633,824

The fund elected to defer to its next fiscal year approximately $53,990 of ordinary losses recognized during the period January 1, 2015 to October 31, 2015

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$–	$ 603,370

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $254,164,528 and $228,252,851, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$108,323	$1,432
Class T	.25%	.25%	116,366	–
Class B	.75%	.25%	10,272	7,718
Class C	.75%	.25%	187,575	32,446
			$422,536	$41,596

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,157
Class T	6,482
Class B(a)	668
Class C(a)	2,257
$27,564

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$94,638.22
Class T	64,416.28
Class B	3,067.30
Class C	45,443.24
Class I	71,271.15
	$278,835

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,096 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,146.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $186 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $12,466. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$50,528
Class T	1.70%	44,572
Class B	2.20%	2,469
Class C	2.20%	26,813
Class I	1.20%	27,369
		$151,751

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,062 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $598 and a portion of class-level operating expenses as follows:

Amount
Class A	$801
Class T	345
Class B	3
Class C	310
Class I	796
$2,255

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$–	$59,620
Class I	–	135,833
Total	$–	$195,453
From net realized gain
Class A	$–	$158,986
Class T	–	85,532
Class B	–	537
Class C	–	27,029
Class I	–	135,833
Total	$–	$407,917

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,624,998	591,626	$27,021,428	$8,791,852
Reinvestment of distributions	–	14,554	–	202,003
Shares redeemed	(1,379,091)	(726,930)	(22,009,282)	(10,858,770)
Net increase (decrease)	245,907	(120,750)	$5,012,146	$(1,864,915)
Class T
Shares sold	370,447	191,912	$5,817,431	$2,773,971
Reinvestment of distributions	–	6,209	–	83,505
Shares redeemed	(219,006)	(236,313)	(3,388,077)	(3,370,930)
Net increase (decrease)	151,441	(38,192)	$2,429,354	$(513,454)
Class B
Shares sold	8,363	7,695	$124,801	$100,901
Reinvestment of distributions	–	41	–	513
Shares redeemed	(35,011)	(27,284)	(502,734)	(363,912)
Net increase (decrease)	(26,648)	(19,548)	$(377,933)	$(262,498)
Class C
Shares sold	572,578	308,334	$8,431,576	$4,159,482
Reinvestment of distributions	–	2,025	–	25,331
Shares redeemed	(219,967)	(227,752)	(3,119,457)	(3,054,673)
Net increase (decrease)	352,611	82,607	$5,312,119	$1,130,140
Class I
Shares sold	1,401,232	494,369	$23,612,800	$7,721,563
Reinvestment of distributions	–	17,076	–	245,727
Shares redeemed	(288,809)	(178,721)	(4,841,280)	(2,750,943)
Net increase (decrease)	1,112,423	332,724	$18,771,520	$5,216,347

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 16% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Global Capital Appreciation Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$1,000.00	$950.40	$7.13
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class T	1.70%
Actual		$1,000.00	$949.20	$8.35
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class B	2.20%
Actual		$1,000.00	$946.50	$10.79
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class C	2.20%
Actual		$1,000.00	$946.40	$10.79
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class I	1.20%
Actual		$1,000.00	$951.70	$5.90
Hypothetical-C		$1,000.00	$1,019.16	$6.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class I	12/07/15	12/04/15	$0.089

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $1,480,203, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class of the fund was above the competitive median because of a significant positive performance fee adjustment in 2014. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGLOI-ANN-1215
1.728714.116

Fidelity Advisor® Global Equity Income Fund Class A, Class T and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	(3.07)%	8.56%
Class T (incl. 3.50% sales charge)	(1.00)%	9.01%
Class C (incl. contingent deferred sales charge)	1.14%	9.59%

 A From May 2, 2012

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Class A on May 2, 2012, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$13,329	Fidelity Advisor® Global Equity Income Fund - Class A
$13,655	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. For example, the emerging-markets group returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes achieved modest gains (excluding sales charges, if applicable), outpacing the benchmark MSCI ACWI Index. Against an uptick in global macroeconomic volatility, investors generally favored the value- and quality-oriented investments pursued by the fund, which helped it to outperform. From a geographical perspective, positioning in emerging markets – China, Taiwan and South Africa, in particular – was a plus, as were stock picks in the United Kingdom. Stock picking in the U.S. was the biggest drag on results. Looking at individual names, a non-index stake in WH Smith was one of the biggest contributors. The U.K.-based chain of retail and online shops sells reading material, gifts and snacks to air and rail travelers on the go. The stock benefited from the firm’s growing international-travel sales and improving overall business mix. On the flip side, an overweighting in integrated-oil giant Chevron proved a large detractor. Chevron, one of the fund’s largest holdings, suffered along with the entire sector as energy prices collapsed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co. (United States of America, Banks)	2.7	2.0
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.5	2.1
Johnson & Johnson (United States of America, Pharmaceuticals)	2.4	1.7
General Electric Co. (United States of America, Industrial Conglomerates)	2.4	0.9
Accenture PLC Class A (Ireland, IT Services)	1.9	1.2
	11.9

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.6	19.4
Information Technology	17.3	14.3
Consumer Staples	14.5	10.7
Consumer Discretionary	13.3	16.6
Health Care	13.2	14.4

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	41.4	41.1
United Kingdom	12.9	9.4
Japan	11.4	9.8
Ireland	4.1	4.4
Israel	3.8	2.5

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	96.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

As of April 30, 2015
Stocks	95.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.8%
		Shares	Value
Australia - 0.5%
Telstra Corp. Ltd.		13,889	$53,218
Bailiwick of Jersey - 2.0%
Shire PLC		1,537	116,398
Wolseley PLC		1,821	106,913

TOTAL BAILIWICK OF JERSEY			223,311

Belgium - 0.6%
Anheuser-Busch InBev SA NV		600	71,595
Canada - 3.3%
Constellation Software, Inc.		150	64,813
Fairfax Financial Holdings Ltd. (sub. vtg.)		130	64,018
Potash Corp. of Saskatchewan, Inc.		2,540	51,437
PrairieSky Royalty Ltd.		910	17,906
Suncor Energy, Inc.		6,220	185,087

TOTAL CANADA			383,261

Cayman Islands - 0.3%
SITC International Holdings Co. Ltd.		76,000	39,010
Chile - 0.3%
Vina San Pedro SA		4,990,928	39,347
France - 2.9%
Cegedim SA (a)		1,000	35,464
Renault SA		1,097	103,417
Sanofi SA		1,899	191,563

TOTAL FRANCE			330,444

Germany - 1.0%
AURELIUS AG		1,379	61,536
Muenchener Rueckversicherungs AG		240	47,855

TOTAL GERMANY			109,391

Hong Kong - 1.9%
HKT Trust/HKT Ltd. unit		64,280	76,585
Techtronic Industries Co. Ltd.		37,000	135,260

TOTAL HONG KONG			211,845

Indonesia - 0.5%
PT Bank Central Asia Tbk		60,700	57,023
Ireland - 4.1%
Accenture PLC Class A		1,985	212,792
Greencore Group PLC		18,915	88,061
Medtronic PLC		2,205	162,994

TOTAL IRELAND			463,847

Isle of Man - 1.2%
Optimal Payments PLC (a)		16,800	78,733
Playtech Ltd.		4,294	56,664

TOTAL ISLE OF MAN			135,397

Israel - 3.8%
Bezeq The Israel Telecommunication Corp. Ltd.		42,000	90,304
Cellcom Israel Ltd. (Israel) (a)		9,678	72,038
Partner Communications Co. Ltd. (a)		10,250	46,519
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.		900	42,335
Teva Pharmaceutical Industries Ltd. sponsored ADR		3,082	182,424

TOTAL ISRAEL			433,620

Italy - 0.2%
Astaldi SpA		3,000	24,148
Japan - 11.4%
A/S One Corp.		1,600	56,795
Astellas Pharma, Inc.		11,000	159,659
Broadleaf Co. Ltd.		4,800	54,982
Daiichikosho Co. Ltd.		3,100	103,391
Daito Trust Construction Co. Ltd.		800	86,597
Hoya Corp.		3,800	156,814
Japan Tobacco, Inc.		2,000	69,224
KDDI Corp.		3,400	82,274
NEC Corp.		26,000	80,210
Olympus Corp.		2,600	87,701
ORIX Corp.		2,500	36,509
Shinsei Bank Ltd.		40,000	83,871
Sony Corp.		2,500	71,064
Suzuki Motor Corp.		2,100	68,761
Tsuruha Holdings, Inc.		700	55,457
United Arrows Ltd.		1,200	51,697

TOTAL JAPAN			1,305,006

Netherlands - 1.3%
Altice NV Class A (a)		2,712	46,970
LyondellBasell Industries NV Class A		1,100	102,201

TOTAL NETHERLANDS			149,171

Singapore - 0.6%
United Overseas Bank Ltd.		4,579	66,491
South Africa - 1.2%
Capitec Bank Holdings Ltd.		1,600	69,196
EOH Holdings Ltd.		3,000	33,167
Lewis Group Ltd.		8,900	38,509

TOTAL SOUTH AFRICA			140,872

Sweden - 0.8%
Nordea Bank AB		4,190	46,345
Sandvik AB		5,200	48,631

TOTAL SWEDEN			94,976

Switzerland - 1.8%
ACE Ltd.		600	68,124
Banque Cantonale Vaudoise (Bearer)		110	67,773
Sika AG (Bearer)		20	65,638

TOTAL SWITZERLAND			201,535

Taiwan - 1.8%
King's Town Bank		20,000	15,956
Taiwan Semiconductor Manufacturing Co. Ltd.		45,000	189,606

TOTAL TAIWAN			205,562

United Kingdom - 12.9%
British American Tobacco PLC (United Kingdom)		2,773	164,743
Hilton Food Group PLC		11,081	79,433
Howden Joinery Group PLC		3,700	26,443
Imperial Tobacco Group PLC		2,764	149,092
ITV PLC		34,031	132,415
Lloyds Banking Group PLC		139,368	158,184
Micro Focus International PLC		7,831	151,628
Reckitt Benckiser Group PLC		885	86,368
SABMiller PLC		1,000	61,587
St. James's Place Capital PLC		4,312	64,114
Standard Chartered PLC (United Kingdom)		27	300
Tesco PLC		14,540	41,007
The Restaurant Group PLC		2,600	28,739
Vodafone Group PLC		994	3,271
WH Smith PLC		7,498	197,080
Whitbread PLC		829	63,465
William Hill PLC		14,705	71,750

TOTAL UNITED KINGDOM			1,479,619

United States of America - 41.4%
American Tower Corp.		1,092	111,635
Amgen, Inc.		532	84,152
Apple, Inc.		2,419	289,071
Bank of America Corp.		9,393	157,615
BWX Technologies, Inc.		3,635	102,871
Chevron Corp.		2,259	205,298
Comcast Corp. Class A		1,654	103,573
CVB Financial Corp.		4,276	74,616
CVS Health Corp.		2,063	203,783
Danaher Corp.		1,130	105,440
Deere & Co.		702	54,756
Diamond Hill Investment Group, Inc.		411	82,221
Dr. Pepper Snapple Group, Inc.		1,039	92,855
EMC Corp.		3,740	98,063
Exxon Mobil Corp.		2,169	179,463
First NBC Bank Holding Co. (a)		400	14,876
General Electric Co.		9,552	276,244
HP, Inc.		2,600	70,096
IBM Corp.		1,043	146,103
Johnson & Johnson		2,756	278,439
JPMorgan Chase & Co.		4,806	308,783
Lakeland Financial Corp.		1,435	64,475
McGraw Hill Financial, Inc.		970	89,861
Microsoft Corp.		3,960	208,454
Oracle Corp.		4,117	159,904
PepsiCo, Inc.		1,393	142,351
PJT Partners, Inc. (a)		37	796
Procter & Gamble Co.		2,012	153,677
SunTrust Banks, Inc.		2,126	88,272
Target Corp.		2,634	203,292
The Coca-Cola Co.		2,959	125,314
U.S. Bancorp		3,310	139,616
VF Corp.		684	46,184
Wells Fargo & Co.		3,746	202,808
Western Digital Corp.		1,071	71,564

TOTAL UNITED STATES OF AMERICA			4,736,521

TOTAL COMMON STOCKS
(Cost $10,168,662)			10,955,210

Nonconvertible Preferred Stocks - 0.2%
Germany - 0.2%
Volkswagen AG
(Cost $29,103)		200	24,007
		Principal Amount(b)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. 8.5% 3/31/40(c)	CAD	500	440
TOTAL NONCONVERTIBLE BONDS
(Cost $429)			440
		Shares	Value

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 0.18% (d)
(Cost $498,806)		498,806	498,806
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $10,697,000)			11,478,463
NET OTHER ASSETS (LIABILITIES) - (0.4)%			(50,066)
NET ASSETS - 100%			$11,428,397

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Amount is stated in United States dollars unless otherwise noted.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$736

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,516,017	$990,087	$525,930	$--
Consumer Staples	1,666,229	1,177,835	488,394	--
Energy	587,754	587,754	--	--
Financials	2,329,466	1,792,936	536,530	--
Health Care	1,512,403	743,473	768,930	--
Industrials	758,013	612,090	145,923	--
Information Technology	1,965,850	1,641,052	324,798	--
Materials	219,276	219,276	--	--
Telecommunication Services	424,209	208,861	215,348	--
Corporate Bonds	440	--	440	--
Money Market Funds	498,806	498,806	--	--
Total Investments in Securities:	$11,478,463	$8,472,170	$3,006,293	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,198,194)	$10,979,657
Fidelity Central Funds (cost $498,806)	498,806
Total Investments (cost $10,697,000)		$11,478,463
Foreign currency held at value (cost $1,972)		1,924
Receivable for investments sold		2,482
Receivable for fund shares sold		16,737
Dividends receivable		25,063
Interest receivable		3
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		31
Receivable from investment adviser for expense reductions		3,177
Other receivables		623
Total assets		11,528,536
Liabilities
Payable for fund shares redeemed	$34,510
Accrued management fee	6,595
Distribution and service plan fees payable	4,690
Other affiliated payables	2,942
Audit fee payable	46,030
Other payables and accrued expenses	5,372
Total liabilities		100,139
Net Assets		$11,428,397
Net Assets consist of:
Paid in capital		$10,552,446
Undistributed net investment income		10,220
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		84,741
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		780,990
Net Assets		$11,428,397
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,552,013 ÷ 364,268 shares)		$12.50
Maximum offering price per share (100/94.25 of $12.50)		$13.26
Class T:
Net Asset Value and redemption price per share ($2,484,397 ÷ 198,914 shares)		$12.49
Maximum offering price per share (100/96.50 of $12.49)		$12.94
Class C:
Net Asset Value and offering price per share ($3,225,384 ÷ 258,950 shares)(a)		$12.46
Class I:
Net Asset Value, offering price and redemption price per share ($1,166,603 ÷ 93,230 shares)		$12.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$277,638
Interest		167
Income from Fidelity Central Funds		736
Income before foreign taxes withheld		278,541
Less foreign taxes withheld		(15,665)
Total income		262,876
Expenses
Management fee	$76,732
Transfer agent fees	29,216
Distribution and service plan fees	54,356
Accounting fees and expenses	5,687
Custodian fees and expenses	17,080
Independent trustees' compensation	46
Registration fees	48,984
Audit	63,388
Legal	27
Miscellaneous	302
Total expenses before reductions	295,818
Expense reductions	(110,680)	185,138
Net investment income (loss)		77,738
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	173,432
Foreign currency transactions	(2,254)
Total net realized gain (loss)		171,178
Change in net unrealized appreciation (depreciation) on: Investment securities	(62,909)
Assets and liabilities in foreign currencies	(682)
Total change in net unrealized appreciation (depreciation)		(63,591)
Net gain (loss)		107,587
Net increase (decrease) in net assets resulting from operations		$185,325

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,738	$159,837
Net realized gain (loss)	171,178	565,745
Change in net unrealized appreciation (depreciation)	(63,591)	67,098
Net increase (decrease) in net assets resulting from operations	185,325	792,680
Distributions to shareholders from net investment income	(79,760)	(143,546)
Distributions to shareholders from net realized gain	(574,146)	(97,735)
Total distributions	(653,906)	(241,281)
Share transactions - net increase (decrease)	1,350,797	3,932,940
Total increase (decrease) in net assets	882,216	4,484,339
Net Assets
Beginning of period	10,546,181	6,061,842
End of period (including undistributed net investment income of $10,220 and undistributed net investment income of $4,288, respectively)	$11,428,397	$10,546,181

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class A

Years ended October 31,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.96	$12.20	$10.15	$10.00
Income from Investment Operations
Net investment income (loss)B	.12	.25C	.19	.09
Net realized and unrealized gain (loss)	.24	.91	2.05	.16
Total from investment operations	.36	1.16	2.24	.25
Distributions from net investment income	(.11)	(.22)	(.18)	(.10)
Distributions from net realized gain	(.71)	(.18)	(.01)	–
Total distributions	(.82)	(.40)	(.19)	(.10)
Net asset value, end of period	$12.50	$12.96	$12.20	$10.15
Total ReturnD,E,F	2.85%	9.70%	22.28%	2.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.42%	2.63%	4.37%	7.41%I
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%I
Expenses net of all reductions	1.44%	1.45%	1.43%	1.44%I
Net investment income (loss)	.95%	1.95%C	1.66%	1.89%I
Supplemental Data
Net assets, end of period (000 omitted)	$4,552	$4,025	$2,115	$756
Portfolio turnover rateJ	87%	112%	78%	36%K

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class T

Years ended October 31,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.95	$12.20	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.09	.21C	.16	.08
Net realized and unrealized gain (loss)	.24	.91	2.06	.15
Total from investment operations	.33	1.12	2.22	.23
Distributions from net investment income	(.08)	(.19)	(.15)	(.09)
Distributions from net realized gain	(.71)	(.18)	(.01)	–
Total distributions	(.79)	(.37)	(.16)	(.09)
Net asset value, end of period	$12.49	$12.95	$12.20	$10.14
Total ReturnD,E,F	2.59%	9.34%	22.11%	2.31%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.73%	2.96%	4.80%	7.68%I
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%I
Expenses net of all reductions	1.69%	1.70%	1.68%	1.69%I
Net investment income (loss)	.70%	1.70%C	1.41%	1.64%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,484	$2,014	$1,270	$714
Portfolio turnover rateJ	87%	112%	78%	36%K

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class C

Years ended October 31,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.93	$12.18	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.15C	.10	.06
Net realized and unrealized gain (loss)	.24	.91	2.06	.15
Total from investment operations	.27	1.06	2.16	.21
Distributions from net investment income	(.05)	(.14)	(.11)	(.07)
Distributions from net realized gain	(.70)	(.17)	(.01)	–
Total distributions	(.74)D	(.31)	(.12)	(.07)
Net asset value, end of period	$12.46	$12.93	$12.18	$10.14
Total ReturnE,F,G	2.10%	8.83%	21.40%	2.12%
Ratios to Average Net AssetsH,I
Expenses before reductions	3.23%	3.43%	5.26%	8.19%J
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%J
Expenses net of all reductions	2.19%	2.20%	2.18%	2.19%J
Net investment income (loss)	.20%	1.20%C	.91%	1.14%J
Supplemental Data
Net assets, end of period (000 omitted)	$3,225	$3,173	$1,445	$666
Portfolio turnover rateK	87%	112%	78%	36%L

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 D Total distributions of $.74 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.695 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class I

Years ended October 31,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.97	$12.22	$10.15	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.28C	.21	.10
Net realized and unrealized gain (loss)	.24	.90	2.07	.16
Total from investment operations	.39	1.18	2.28	.26
Distributions from net investment income	(.14)	(.25)	(.20)	(.11)
Distributions from net realized gain	(.71)	(.18)	(.01)	–
Total distributions	(.85)	(.43)	(.21)	(.11)
Net asset value, end of period	$12.51	$12.97	$12.22	$10.15
Total ReturnD,E	3.09%	9.86%	22.71%	2.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.11%	2.35%	4.46%	7.23%H
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%H
Expenses net of all reductions	1.19%	1.20%	1.18%	1.19%H
Net investment income (loss)	1.20%	2.20%C	1.91%	2.14%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,167	$1,334	$1,231	$939
Portfolio turnover rateI	87%	112%	78%	36%J

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,205,766
Gross unrealized depreciation	(490,189)
Net unrealized appreciation (depreciation) on securities	$715,577
Tax Cost	$10,762,886

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,220
Undistributed long-term capital gain	$150,625
Net unrealized appreciation (depreciation) on securities and other investments	$715,104

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$238,473	$ 169,657
Long-term Capital Gains	415,433	71,624
Total	$653,906	$ 241,281

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,830,677 and $9,068,215, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$10,490	$1,367
Class T	.25%	.25%	11,314	2,413
Class C	.75%	.25%	32,552	32,552
			$54,356	$36,332

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,457
Class T	1,919
Class C(a)	242
$8,618

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$10,876.26
Class T	6,908.30
Class C	9,791.30
Class I	1,641.13
	$ 29,216

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $79 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$40,955
Class T	1.70%	23,369
Class C	2.20%	33,631
Class I	1.20%	11,535
		$109,490

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $945 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $46 and a portion of class-level operating expenses as follows:

Amount
Class A	$68
Class T	38
Class C	54
Class I	29
$189

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$37,903	$59,134
Class T	15,415	28,554
Class C	12,164	29,949
Class I	14,278	25,909
Total	$79,760	$143,546
From net realized gain
Class A	$222,759	$37,020
Class T	109,345	20,549
Class C	168,198	22,043
Class I	73,844	18,123
Total	$574,146	$97,735

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	172,016	196,535	$2,191,371	$2,476,199
Reinvestment of distributions	19,779	7,392	247,241	92,391
Shares redeemed	(138,207)	(66,552)	(1,716,684)	(854,492)
Net increase (decrease)	53,588	137,375	$721,928	$1,714,098
Class T
Shares sold	93,137	95,686	$1,178,554	$1,188,546
Reinvestment of distributions	9,968	3,827	124,661	47,754
Shares redeemed	(59,695)	(48,139)	(748,248)	(610,330)
Net increase (decrease)	43,410	51,374	$554,967	$625,970
Class C
Shares sold	120,269	179,385	$1,517,646	$2,234,467
Reinvestment of distributions	14,053	3,965	175,518	49,411
Shares redeemed	(120,843)	(56,526)	(1,499,976)	(715,924)
Net increase (decrease)	13,479	126,824	$193,188	$1,567,954
Class I
Shares sold	25,924	9,677	$328,076	$123,415
Reinvestment of distributions	6,890	3,513	86,194	43,809
Shares redeemed	(42,440)	(11,104)	(533,556)	(142,306)
Net increase (decrease)	(9,626)	2,086	$(119,286)	$24,918

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Global Equity Income Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Global Equity Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$1,000.00	$971.60	$7.21
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class T	1.70%
Actual		$1,000.00	$970.40	$8.44
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$968.10	$10.91
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class I	1.20%
Actual		$1,000.00	$972.80	$5.97
Hypothetical-C		$1,000.00	$1,019.16	$6.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.032	$0.160
Class T	12/07/15	12/04/15	$0.023	$0.160
Class C	12/07/15	12/04/15	$0.005	$0.160

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $193,931 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 85%, 100%, 100%, and 100%; Class T designates 89%, 100%, 100%, and 100%; Class C designates 97%, 100%, 100%, and 100% of dividends distributed in December 2014, April 2015, July 2015 and October 2015 respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 0%, 100%, 100%, and 100%; Class T designates 1%, 100%, 100%, and 100%; Class C designates 1%, 100%, 100%, and 100% of the dividends distributed in December 2014, April 2015, July 2015 and October 2015 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	$0.1473	$0.0118
	04/04/2015	$0.0420	$0.0050
	07/04/2015	$0.0571	$0.0071
	10/05/2015	$0.0160	$0.0020
Class T	12/08/2014	$0.1414	$0.0118
	04/04/2015	$0.0350	$0.0050
	07/04/2015	$0.0501	$0.0071
	10/05/2015	$0.0080	$0.0020
Class C	12/08/2014	$0.1296	$0.0118
	04/04/2015	$0.0220	$0.0050
	07/04/2015	$0.0361	$0.0071
	10/05/2015	$0.0000	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to nonoffices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, and Class I of the fund to the extent that total expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGED-ANN-1215
1.938151.103

Fidelity Advisor® Global Equity Income Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Life of fundA
Class I	3.09%	10.67%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Class I on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$14,260	Fidelity Advisor® Global Equity Income Fund - Class I
$13,655	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. For example, the emerging-markets group returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes achieved modest gains (excluding sales charges, if applicable), outpacing the benchmark MSCI ACWI Index. Against an uptick in global macroeconomic volatility, investors generally favored the value- and quality-oriented investments pursued by the fund, which helped it to outperform. From a geographical perspective, positioning in emerging markets – China, Taiwan and South Africa, in particular – was a plus, as were stock picks in the United Kingdom. Stock picking in the U.S. was the biggest drag on results. Looking at individual names, a non-index stake in WH Smith was one of the biggest contributors. The U.K.-based chain of retail and online shops sells reading material, gifts and snacks to air and rail travelers on the go. The stock benefited from the firm’s growing international-travel sales and improving overall business mix. On the flip side, an overweighting in integrated-oil giant Chevron proved a large detractor. Chevron, one of the fund’s largest holdings, suffered along with the entire sector as energy prices collapsed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co. (United States of America, Banks)	2.7	2.0
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.5	2.1
Johnson & Johnson (United States of America, Pharmaceuticals)	2.4	1.7
General Electric Co. (United States of America, Industrial Conglomerates)	2.4	0.9
Accenture PLC Class A (Ireland, IT Services)	1.9	1.2
	11.9

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.6	19.4
Information Technology	17.3	14.3
Consumer Staples	14.5	10.7
Consumer Discretionary	13.3	16.6
Health Care	13.2	14.4

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	41.4	41.1
United Kingdom	12.9	9.4
Japan	11.4	9.8
Ireland	4.1	4.4
Israel	3.8	2.5

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	96.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

As of April 30, 2015
Stocks	95.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.8%
		Shares	Value
Australia - 0.5%
Telstra Corp. Ltd.		13,889	$53,218
Bailiwick of Jersey - 2.0%
Shire PLC		1,537	116,398
Wolseley PLC		1,821	106,913

TOTAL BAILIWICK OF JERSEY			223,311

Belgium - 0.6%
Anheuser-Busch InBev SA NV		600	71,595
Canada - 3.3%
Constellation Software, Inc.		150	64,813
Fairfax Financial Holdings Ltd. (sub. vtg.)		130	64,018
Potash Corp. of Saskatchewan, Inc.		2,540	51,437
PrairieSky Royalty Ltd.		910	17,906
Suncor Energy, Inc.		6,220	185,087

TOTAL CANADA			383,261

Cayman Islands - 0.3%
SITC International Holdings Co. Ltd.		76,000	39,010
Chile - 0.3%
Vina San Pedro SA		4,990,928	39,347
France - 2.9%
Cegedim SA (a)		1,000	35,464
Renault SA		1,097	103,417
Sanofi SA		1,899	191,563

TOTAL FRANCE			330,444

Germany - 1.0%
AURELIUS AG		1,379	61,536
Muenchener Rueckversicherungs AG		240	47,855

TOTAL GERMANY			109,391

Hong Kong - 1.9%
HKT Trust/HKT Ltd. unit		64,280	76,585
Techtronic Industries Co. Ltd.		37,000	135,260

TOTAL HONG KONG			211,845

Indonesia - 0.5%
PT Bank Central Asia Tbk		60,700	57,023
Ireland - 4.1%
Accenture PLC Class A		1,985	212,792
Greencore Group PLC		18,915	88,061
Medtronic PLC		2,205	162,994

TOTAL IRELAND			463,847

Isle of Man - 1.2%
Optimal Payments PLC (a)		16,800	78,733
Playtech Ltd.		4,294	56,664

TOTAL ISLE OF MAN			135,397

Israel - 3.8%
Bezeq The Israel Telecommunication Corp. Ltd.		42,000	90,304
Cellcom Israel Ltd. (Israel) (a)		9,678	72,038
Partner Communications Co. Ltd. (a)		10,250	46,519
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.		900	42,335
Teva Pharmaceutical Industries Ltd. sponsored ADR		3,082	182,424

TOTAL ISRAEL			433,620

Italy - 0.2%
Astaldi SpA		3,000	24,148
Japan - 11.4%
A/S One Corp.		1,600	56,795
Astellas Pharma, Inc.		11,000	159,659
Broadleaf Co. Ltd.		4,800	54,982
Daiichikosho Co. Ltd.		3,100	103,391
Daito Trust Construction Co. Ltd.		800	86,597
Hoya Corp.		3,800	156,814
Japan Tobacco, Inc.		2,000	69,224
KDDI Corp.		3,400	82,274
NEC Corp.		26,000	80,210
Olympus Corp.		2,600	87,701
ORIX Corp.		2,500	36,509
Shinsei Bank Ltd.		40,000	83,871
Sony Corp.		2,500	71,064
Suzuki Motor Corp.		2,100	68,761
Tsuruha Holdings, Inc.		700	55,457
United Arrows Ltd.		1,200	51,697

TOTAL JAPAN			1,305,006

Netherlands - 1.3%
Altice NV Class A (a)		2,712	46,970
LyondellBasell Industries NV Class A		1,100	102,201

TOTAL NETHERLANDS			149,171

Singapore - 0.6%
United Overseas Bank Ltd.		4,579	66,491
South Africa - 1.2%
Capitec Bank Holdings Ltd.		1,600	69,196
EOH Holdings Ltd.		3,000	33,167
Lewis Group Ltd.		8,900	38,509

TOTAL SOUTH AFRICA			140,872

Sweden - 0.8%
Nordea Bank AB		4,190	46,345
Sandvik AB		5,200	48,631

TOTAL SWEDEN			94,976

Switzerland - 1.8%
ACE Ltd.		600	68,124
Banque Cantonale Vaudoise (Bearer)		110	67,773
Sika AG (Bearer)		20	65,638

TOTAL SWITZERLAND			201,535

Taiwan - 1.8%
King's Town Bank		20,000	15,956
Taiwan Semiconductor Manufacturing Co. Ltd.		45,000	189,606

TOTAL TAIWAN			205,562

United Kingdom - 12.9%
British American Tobacco PLC (United Kingdom)		2,773	164,743
Hilton Food Group PLC		11,081	79,433
Howden Joinery Group PLC		3,700	26,443
Imperial Tobacco Group PLC		2,764	149,092
ITV PLC		34,031	132,415
Lloyds Banking Group PLC		139,368	158,184
Micro Focus International PLC		7,831	151,628
Reckitt Benckiser Group PLC		885	86,368
SABMiller PLC		1,000	61,587
St. James's Place Capital PLC		4,312	64,114
Standard Chartered PLC (United Kingdom)		27	300
Tesco PLC		14,540	41,007
The Restaurant Group PLC		2,600	28,739
Vodafone Group PLC		994	3,271
WH Smith PLC		7,498	197,080
Whitbread PLC		829	63,465
William Hill PLC		14,705	71,750

TOTAL UNITED KINGDOM			1,479,619

United States of America - 41.4%
American Tower Corp.		1,092	111,635
Amgen, Inc.		532	84,152
Apple, Inc.		2,419	289,071
Bank of America Corp.		9,393	157,615
BWX Technologies, Inc.		3,635	102,871
Chevron Corp.		2,259	205,298
Comcast Corp. Class A		1,654	103,573
CVB Financial Corp.		4,276	74,616
CVS Health Corp.		2,063	203,783
Danaher Corp.		1,130	105,440
Deere & Co.		702	54,756
Diamond Hill Investment Group, Inc.		411	82,221
Dr. Pepper Snapple Group, Inc.		1,039	92,855
EMC Corp.		3,740	98,063
Exxon Mobil Corp.		2,169	179,463
First NBC Bank Holding Co. (a)		400	14,876
General Electric Co.		9,552	276,244
HP, Inc.		2,600	70,096
IBM Corp.		1,043	146,103
Johnson & Johnson		2,756	278,439
JPMorgan Chase & Co.		4,806	308,783
Lakeland Financial Corp.		1,435	64,475
McGraw Hill Financial, Inc.		970	89,861
Microsoft Corp.		3,960	208,454
Oracle Corp.		4,117	159,904
PepsiCo, Inc.		1,393	142,351
PJT Partners, Inc. (a)		37	796
Procter & Gamble Co.		2,012	153,677
SunTrust Banks, Inc.		2,126	88,272
Target Corp.		2,634	203,292
The Coca-Cola Co.		2,959	125,314
U.S. Bancorp		3,310	139,616
VF Corp.		684	46,184
Wells Fargo & Co.		3,746	202,808
Western Digital Corp.		1,071	71,564

TOTAL UNITED STATES OF AMERICA			4,736,521

TOTAL COMMON STOCKS
(Cost $10,168,662)			10,955,210

Nonconvertible Preferred Stocks - 0.2%
Germany - 0.2%
Volkswagen AG
(Cost $29,103)		200	24,007
		Principal Amount(b)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. 8.5% 3/31/40(c)	CAD	500	440
TOTAL NONCOVERTIBLE BONDS
(Cost $429)			440
		Shares	Value

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 0.18% (d)
(Cost $498,806)		498,806	498,806
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $10,697,000)			11,478,463
NET OTHER ASSETS (LIABILITIES) - (0.4)%			(50,066)
NET ASSETS - 100%			$11,428,397

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Amount is stated in United States dollars unless otherwise noted.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$736

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,516,017	$990,087	$525,930	$--
Consumer Staples	1,666,229	1,177,835	488,394	--
Energy	587,754	587,754	--	--
Financials	2,329,466	1,792,936	536,530	--
Health Care	1,512,403	743,473	768,930	--
Industrials	758,013	612,090	145,923	--
Information Technology	1,965,850	1,641,052	324,798	--
Materials	219,276	219,276	--	--
Telecommunication Services	424,209	208,861	215,348	--
Corporate Bonds	440	--	440	--
Money Market Funds	498,806	498,806	--	--
Total Investments in Securities:	$11,478,463	$8,472,170	$3,006,293	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,198,194)	$10,979,657
Fidelity Central Funds (cost $498,806)	498,806
Total Investments (cost $10,697,000)		$11,478,463
Foreign currency held at value (cost $1,972)		1,924
Receivable for investments sold		2,482
Receivable for fund shares sold		16,737
Dividends receivable		25,063
Interest receivable		3
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		31
Receivable from investment adviser for expense reductions		3,177
Other receivables		623
Total assets		11,528,536
Liabilities
Payable for fund shares redeemed	$34,510
Accrued management fee	6,595
Distribution and service plan fees payable	4,690
Other affiliated payables	2,942
Audit fee payable	46,030
Other payables and accrued expenses	5,372
Total liabilities		100,139
Net Assets		$11,428,397
Net Assets consist of:
Paid in capital		$10,552,446
Undistributed net investment income		10,220
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		84,741
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		780,990
Net Assets		$11,428,397
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,552,013 ÷ 364,268 shares)		$12.50
Maximum offering price per share (100/94.25 of $12.50)		$13.26
Class T:
Net Asset Value and redemption price per share ($2,484,397 ÷ 198,914 shares)		$12.49
Maximum offering price per share (100/96.50 of $12.49)		$12.94
Class C:
Net Asset Value and offering price per share ($3,225,384 ÷ 258,950 shares)(a)		$12.46
Class I:
Net Asset Value, offering price and redemption price per share ($1,166,603 ÷ 93,230 shares)		$12.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$277,638
Interest		167
Income from Fidelity Central Funds		736
Income before foreign taxes withheld		278,541
Less foreign taxes withheld		(15,665)
Total income		262,876
Expenses
Management fee	$76,732
Transfer agent fees	29,216
Distribution and service plan fees	54,356
Accounting fees and expenses	5,687
Custodian fees and expenses	17,080
Independent trustees' compensation	46
Registration fees	48,984
Audit	63,388
Legal	27
Miscellaneous	302
Total expenses before reductions	295,818
Expense reductions	(110,680)	185,138
Net investment income (loss)		77,738
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	173,432
Foreign currency transactions	(2,254)
Total net realized gain (loss)		171,178
Change in net unrealized appreciation (depreciation) on: Investment securities	(62,909)
Assets and liabilities in foreign currencies	(682)
Total change in net unrealized appreciation (depreciation)		(63,591)
Net gain (loss)		107,587
Net increase (decrease) in net assets resulting from operations		$185,325

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,738	$159,837
Net realized gain (loss)	171,178	565,745
Change in net unrealized appreciation (depreciation)	(63,591)	67,098
Net increase (decrease) in net assets resulting from operations	185,325	792,680
Distributions to shareholders from net investment income	(79,760)	(143,546)
Distributions to shareholders from net realized gain	(574,146)	(97,735)
Total distributions	(653,906)	(241,281)
Share transactions - net increase (decrease)	1,350,797	3,932,940
Total increase (decrease) in net assets	882,216	4,484,339
Net Assets
Beginning of period	10,546,181	6,061,842
End of period (including undistributed net investment income of $10,220 and undistributed net investment income of $4,288, respectively)	$11,428,397	$10,546,181

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class A

Years ended October 31,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.96	$12.20	$10.15	$10.00
Income from Investment Operations
Net investment income (loss)B	.12	.25C	.19	.09
Net realized and unrealized gain (loss)	.24	.91	2.05	.16
Total from investment operations	.36	1.16	2.24	.25
Distributions from net investment income	(.11)	(.22)	(.18)	(.10)
Distributions from net realized gain	(.71)	(.18)	(.01)	–
Total distributions	(.82)	(.40)	(.19)	(.10)
Net asset value, end of period	$12.50	$12.96	$12.20	$10.15
Total ReturnD,E,F	2.85%	9.70%	22.28%	2.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.42%	2.63%	4.37%	7.41%I
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%I
Expenses net of all reductions	1.44%	1.45%	1.43%	1.44%I
Net investment income (loss)	.95%	1.95%C	1.66%	1.89%I
Supplemental Data
Net assets, end of period (000 omitted)	$4,552	$4,025	$2,115	$756
Portfolio turnover rateJ	87%	112%	78%	36%K

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class T

Years ended October 31,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.95	$12.20	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.09	.21C	.16	.08
Net realized and unrealized gain (loss)	.24	.91	2.06	.15
Total from investment operations	.33	1.12	2.22	.23
Distributions from net investment income	(.08)	(.19)	(.15)	(.09)
Distributions from net realized gain	(.71)	(.18)	(.01)	–
Total distributions	(.79)	(.37)	(.16)	(.09)
Net asset value, end of period	$12.49	$12.95	$12.20	$10.14
Total ReturnD,E,F	2.59%	9.34%	22.11%	2.31%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.73%	2.96%	4.80%	7.68%I
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%I
Expenses net of all reductions	1.69%	1.70%	1.68%	1.69%I
Net investment income (loss)	.70%	1.70%C	1.41%	1.64%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,484	$2,014	$1,270	$714
Portfolio turnover rateJ	87%	112%	78%	36%K

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class C

Years ended October 31,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.93	$12.18	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.15C	.10	.06
Net realized and unrealized gain (loss)	.24	.91	2.06	.15
Total from investment operations	.27	1.06	2.16	.21
Distributions from net investment income	(.05)	(.14)	(.11)	(.07)
Distributions from net realized gain	(.70)	(.17)	(.01)	–
Total distributions	(.74)D	(.31)	(.12)	(.07)
Net asset value, end of period	$12.46	$12.93	$12.18	$10.14
Total ReturnE,F,G	2.10%	8.83%	21.40%	2.12%
Ratios to Average Net AssetsH,I
Expenses before reductions	3.23%	3.43%	5.26%	8.19%J
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%J
Expenses net of all reductions	2.19%	2.20%	2.18%	2.19%J
Net investment income (loss)	.20%	1.20%C	.91%	1.14%J
Supplemental Data
Net assets, end of period (000 omitted)	$3,225	$3,173	$1,445	$666
Portfolio turnover rateK	87%	112%	78%	36%L

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 D Total distributions of $.74 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.695 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class I

Years ended October 31,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.97	$12.22	$10.15	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.28C	.21	.10
Net realized and unrealized gain (loss)	.24	.90	2.07	.16
Total from investment operations	.39	1.18	2.28	.26
Distributions from net investment income	(.14)	(.25)	(.20)	(.11)
Distributions from net realized gain	(.71)	(.18)	(.01)	–
Total distributions	(.85)	(.43)	(.21)	(.11)
Net asset value, end of period	$12.51	$12.97	$12.22	$10.15
Total ReturnD,E	3.09%	9.86%	22.71%	2.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.11%	2.35%	4.46%	7.23%H
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%H
Expenses net of all reductions	1.19%	1.20%	1.18%	1.19%H
Net investment income (loss)	1.20%	2.20%C	1.91%	2.14%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,167	$1,334	$1,231	$939
Portfolio turnover rateI	87%	112%	78%	36%J

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,205,766
Gross unrealized depreciation	(490,189)
Net unrealized appreciation (depreciation) on securities	$715,577
Tax Cost	$10,762,886

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,220
Undistributed long-term capital gain	$150,625
Net unrealized appreciation (depreciation) on securities and other investments	$715,104

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$238,473	$ 169,657
Long-term Capital Gains	415,433	71,624
Total	$653,906	$ 241,281

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,830,677 and $9,068,215, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$10,490	$1,367
Class T	.25%	.25%	11,314	2,413
Class C	.75%	.25%	32,552	32,552
			$54,356	$36,332

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,457
Class T	1,919
Class C(a)	242
$8,618

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$10,876.26
Class T	6,908.30
Class C	9,791.30
Class I	1,641.13
	$ 29,216

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $79 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$40,955
Class T	1.70%	23,369
Class C	2.20%	33,631
Class I	1.20%	11,535
		$109,490

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $945 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $46 and a portion of class-level operating expenses as follows:

Amount
Class A	$68
Class T	38
Class C	54
Class I	29
$189

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$37,903	$59,134
Class T	15,415	28,554
Class C	12,164	29,949
Class I	14,278	25,909
Total	$79,760	$143,546
From net realized gain
Class A	$222,759	$37,020
Class T	109,345	20,549
Class C	168,198	22,043
Class I	73,844	18,123
Total	$574,146	$97,735

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	172,016	196,535	$2,191,371	$2,476,199
Reinvestment of distributions	19,779	7,392	247,241	92,391
Shares redeemed	(138,207)	(66,552)	(1,716,684)	(854,492)
Net increase (decrease)	53,588	137,375	$721,928	$1,714,098
Class T
Shares sold	93,137	95,686	$1,178,554	$1,188,546
Reinvestment of distributions	9,968	3,827	124,661	47,754
Shares redeemed	(59,695)	(48,139)	(748,248)	(610,330)
Net increase (decrease)	43,410	51,374	$554,967	$625,970
Class C
Shares sold	120,269	179,385	$1,517,646	$2,234,467
Reinvestment of distributions	14,053	3,965	175,518	49,411
Shares redeemed	(120,843)	(56,526)	(1,499,976)	(715,924)
Net increase (decrease)	13,479	126,824	$193,188	$1,567,954
Class I
Shares sold	25,924	9,677	$328,076	$123,415
Reinvestment of distributions	6,890	3,513	86,194	43,809
Shares redeemed	(42,440)	(11,104)	(533,556)	(142,306)
Net increase (decrease)	(9,626)	2,086	$(119,286)	$24,918

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Global Equity Income Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Global Equity Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$1,000.00	$971.60	$7.21
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class T	1.70%
Actual		$1,000.00	$970.40	$8.44
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$968.10	$10.91
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class I	1.20%
Actual		$1,000.00	$972.80	$5.97
Hypothetical-C		$1,000.00	$1,019.16	$6.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.041	$0.160

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $193,931 or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 82%, 100%, 100%, and 100%; of dividends distributed in December 2014, April 2015, July 2015 and October 2015 respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class I designates 0%, 100%, 100%, and 100%; of the dividends distributed in December 2014, April 2015, July 2015 and October 2015 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.1533	$0.0118
	04/04/2015	$0.0490	$0.0050
	07/04/2015	$0.0641	$0.0071
	10/05/2015	$0.0230	$0.0020

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to nonoffices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, and Class I of the fund to the extent that total expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGEDI-ANN-1215
1.938142.103

Fidelity Advisor® International Capital Appreciation Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.49)%	6.65%	4.58%
Class T (incl. 3.50% sales charge)	(0.37)%	6.89%	4.57%
Class B (incl. contingent deferred sales charge)	(2.23)%	6.82%	4.63%
Class C (incl. contingent deferred sales charge)	1.70%	7.11%	4.42%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$15,642	Fidelity Advisor® International Capital Appreciation Fund - Class A
$15,246	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded modest single-digit gains and handily topped the benchmark MSCI ACWI (All Country World Index) ex USA Index. Stock selection in materials and consumer discretionary was especially beneficial to performance versus the benchmark, along with a sizable underweighting in energy. Geographically, out-of-benchmark exposure to the U.S. and stock selection in the U.K. and Germany meaningfully contributed. Sartorius, a Germany-based provider of laboratory technology and equipment for the biotechnology market, was our largest contributor. Also bolstering relative performance were OBIC, a Japan-based provider of software to small and mid-sized businesses; and Rightmove, which operates a real estate Internet portal in the United Kingdom. Conversely, a large underweighting in Japan dampened relative performance, as did our picks in Ireland, Brazil and China. Among sectors, consumer staples and telecommunication services detracted. At the stock level, the biggest detractor was our overweighting in Brazil-based Kroton Educacional, the world’s largest for-profit operator of colleges. I liquidated this position. Brazilian health insurer Qualicorp – also sold – further weighed on performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.6	1.5
Bayer AG (Germany, Pharmaceuticals)	1.1	1.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.1	0.9
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.0	1.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.0	0.8
	5.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.4	18.1
Industrials	17.5	20.9
Information Technology	17.2	14.8
Health Care	16.9	14.8
Financials	11.8	14.0

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	18.4	18.6
United Kingdom	17.2	16.3
France	7.4	6.3
Japan	6.5	3.2
Germany	6.4	4.1

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

As of April 30, 2015
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 3.0%
Amcor Ltd.	132,873	$1,283,395
CSL Ltd.	23,438	1,557,931
Ramsay Health Care Ltd.	26,985	1,186,197
realestate.com.au Ltd.	35,135	1,194,093
Sydney Airport unit	263,085	1,202,327
Transurban Group unit	172,559	1,278,670

TOTAL AUSTRALIA		7,702,613

Bailiwick of Jersey - 2.3%
Delphi Automotive PLC	14,000	1,164,660
Shire PLC	25,030	1,895,544
Wolseley PLC	23,112	1,356,936
WPP PLC	68,500	1,535,553

TOTAL BAILIWICK OF JERSEY		5,952,693

Bermuda - 0.4%
Signet Jewelers Ltd.	7,280	1,098,843
Brazil - 0.9%
BB Seguridade Participacoes SA	169,100	1,166,343
Cielo SA	121,744	1,155,709

TOTAL BRAZIL		2,322,052

Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	31,350	1,348,606
Canadian National Railway Co.	30,290	1,850,155
Canadian Pacific Railway Ltd.	9,950	1,398,220
Constellation Software, Inc.	2,760	1,192,567

TOTAL CANADA		5,789,548

Cayman Islands - 2.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	15,660	1,312,778
TAL Education Group ADR (a)	29,960	1,151,962
Tencent Holdings Ltd.	139,300	2,625,718
Vipshop Holdings Ltd. ADR (a)	52,300	1,073,196

TOTAL CAYMAN ISLANDS		6,163,654

Denmark - 2.0%
Coloplast A/S Series B	15,830	1,135,724
Novo Nordisk A/S Series B sponsored ADR	50,770	2,699,949
Pandora A/S	10,920	1,259,873

TOTAL DENMARK		5,095,546

Finland - 0.5%
Sampo Oyj (A Shares)	28,700	1,403,787
France - 7.4%
Bureau Veritas SA	50,594	1,144,426
Capgemini SA	14,800	1,318,749
Christian Dior SA	6,300	1,240,768
Dassault Systemes SA	17,100	1,350,880
Essilor International SA	11,417	1,501,543
Hermes International SCA	3,410	1,313,745
Ingenico SA	9,868	1,165,435
Korian	27,713	1,048,479
L'Oreal SA	9,800	1,789,449
Natixis SA	207,700	1,274,457
Orpea	13,500	1,083,705
Publicis Groupe SA	19,530	1,268,382
Safran SA	17,830	1,354,261
Sodexo SA	13,660	1,216,268
SRP Groupe SA (a)(b)	58,300	1,129,611

TOTAL FRANCE		19,200,158

Germany - 6.0%
Bayer AG	21,420	2,858,339
Continental AG	6,720	1,616,116
CTS Eventim AG	26,811	1,049,732
Fresenius Medical Care AG & Co. KGaA	15,600	1,404,118
Fresenius SE & Co. KGaA	21,200	1,557,827
Gerresheimer AG	13,570	1,059,032
Henkel AG & Co. KGaA	15,393	1,422,030
ProSiebenSat.1 Media AG	24,190	1,308,480
Scout24 Holding GmbH	31,800	1,066,551
Symrise AG	18,600	1,225,164
Wirecard AG (c)	22,000	1,137,159

TOTAL GERMANY		15,704,548

Hong Kong - 1.3%
AIA Group Ltd.	379,400	2,224,548
Techtronic Industries Co. Ltd.	296,500	1,083,908

TOTAL HONG KONG		3,308,456

India - 3.6%
Adani Ports & Special Economic Zone (a)	256,860	1,159,745
Amara Raja Batteries Ltd. (a)	72,900	1,005,027
Asian Paints India Ltd.	83,041	1,052,384
HDFC Bank Ltd. (a)	47,898	960,675
Housing Development Finance Corp. Ltd.	83,385	1,597,247
Sun Pharmaceutical Industries Ltd.	90,537	1,230,317
Tata Consultancy Services Ltd.	34,449	1,312,505
Titan Co. Ltd. (a)	190,888	1,035,560

TOTAL INDIA		9,353,460

Ireland - 4.2%
Accenture PLC Class A	10,740	1,151,328
Allegion PLC	17,000	1,107,890
CRH PLC	54,800	1,499,921
Fleetmatics Group PLC (a)	20,000	1,113,200
Kerry Group PLC Class A	15,190	1,235,237
Kingspan Group PLC (Ireland)	49,760	1,205,450
Medtronic PLC	16,130	1,192,330
Paddy Power PLC (Ireland)	10,100	1,168,400
Ryanair Holdings PLC sponsored ADR	14,849	1,161,043

TOTAL IRELAND		10,834,799

Isle of Man - 0.5%
Playtech Ltd.	94,310	1,244,524
Israel - 1.6%
Check Point Software Technologies Ltd. (a)	13,990	1,188,311
Frutarom Industries Ltd.	28,400	1,227,267
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,940	1,890,529

TOTAL ISRAEL		4,306,107

Italy - 1.4%
Azimut Holding SpA	51,000	1,227,638
Mediolanum SpA	141,900	1,157,039
Mediolanum SpA rights	141,900	9
Recordati SpA	48,721	1,211,354

TOTAL ITALY		3,596,040

Japan - 6.5%
Astellas Pharma, Inc.	112,400	1,631,428
Dentsu, Inc.	23,400	1,315,504
Hoya Corp.	36,500	1,506,237
Kansai Paint Co. Ltd.	79,300	1,208,833
Keyence Corp.	3,237	1,685,210
Misumi Group, Inc.	98,200	1,278,770
Nitori Holdings Co. Ltd.	14,400	1,122,897
OBIC Co. Ltd.	23,200	1,224,426
Olympus Corp.	37,600	1,268,298
SHIMANO, Inc.	8,500	1,339,333
SK Kaken Co. Ltd.	11,130	1,084,007
Sundrug Co. Ltd.	21,200	1,116,805
Tsuruha Holdings, Inc.	13,900	1,101,214

TOTAL JAPAN		16,882,962

Luxembourg - 0.9%
Eurofins Scientific SA	3,500	1,267,209
Grand City Properties SA	54,896	1,096,254

TOTAL LUXEMBOURG		2,363,463

Mexico - 1.7%
Grupo Aeroportuario del Pacifico SA de CV Series B	116,200	1,046,572
Grupo Aeroportuario del Sureste SA de CV Series B	69,010	1,068,795
Grupo Aeroportuario Norte S.A.B. de CV	208,700	1,073,457
Megacable Holdings S.A.B. de CV unit	299,400	1,141,025

TOTAL MEXICO		4,329,849

Netherlands - 1.5%
IMCD Group BV	28,500	1,066,188
LyondellBasell Industries NV Class A	11,930	1,108,416
RELX NV	94,709	1,619,482

TOTAL NETHERLANDS		3,794,086

Norway - 0.4%
Schibsted ASA (A Shares)	34,460	1,155,865
Philippines - 1.8%
Ayala Corp.	71,080	1,183,762
International Container Terminal Services, Inc.	621,370	1,095,516
SM Investments Corp.	60,035	1,120,801
SM Prime Holdings, Inc.	2,547,900	1,173,183

TOTAL PHILIPPINES		4,573,262

South Africa - 1.2%
Discovery Ltd.	107,700	1,151,788
Naspers Ltd. Class N	13,880	2,033,005

TOTAL SOUTH AFRICA		3,184,793

Spain - 1.4%
Aena SA	10,330	1,152,978
Amadeus IT Holding SA Class A	30,060	1,281,230
Grifols SA ADR	34,840	1,212,780

TOTAL SPAIN		3,646,988

Sweden - 1.1%
ASSA ABLOY AB (B Shares)	71,418	1,420,724
Hexagon AB (B Shares)	38,500	1,337,477

TOTAL SWEDEN		2,758,201

Switzerland - 3.7%
Compagnie Financiere Richemont SA Series A	20,892	1,791,438
Givaudan SA	765	1,369,872
Novartis AG sponsored ADR	46,900	4,241,172
Partners Group Holding AG	3,270	1,184,339
Sika AG (Bearer)	354	1,161,795

TOTAL SWITZERLAND		9,748,616

Taiwan - 1.5%
Largan Precision Co. Ltd.	16,000	1,249,345
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	120,000	2,635,200

TOTAL TAIWAN		3,884,545

Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	142,600	1,192,000
Turkey - 0.4%
TAV Havalimanlari Holding A/S	147,800	1,160,945
United Arab Emirates - 0.4%
DP World Ltd.	57,491	1,161,893
United Kingdom - 17.2%
Aon PLC	12,620	1,177,572
Ashtead Group PLC	82,340	1,269,353
Auto Trader Group PLC	193,200	1,158,586
Berkeley Group Holdings PLC	22,530	1,152,416
Bunzl PLC	45,700	1,309,686
Capita Group PLC	64,700	1,271,704
Close Brothers Group PLC	50,300	1,135,222
Compass Group PLC	89,141	1,532,414
Dignity PLC	32,167	1,205,500
Diploma PLC	116,690	1,153,990
easyJet PLC	44,000	1,187,032
EMIS Group PLC	66,100	1,093,384
Essentra PLC	89,400	1,160,436
Halma PLC	93,300	1,098,152
Hargreaves Lansdown PLC	53,500	1,190,948
Hikma Pharmaceuticals PLC	35,628	1,188,558
Howden Joinery Group PLC	175,403	1,253,580
Inchcape PLC	96,000	1,183,209
InterContinental Hotel Group PLC	33,000	1,318,662
Intertek Group PLC	28,330	1,146,430
ITV PLC	358,400	1,394,534
JUST EAT Ltd. (a)	172,196	1,130,848
London Stock Exchange Group PLC	34,163	1,340,342
Mondi PLC	55,600	1,289,123
Moneysupermarket.com Group PLC	210,600	1,085,017
Persimmon PLC	39,400	1,211,136
Prudential PLC	90,308	2,109,278
Reckitt Benckiser Group PLC	19,930	1,944,979
Rightmove PLC	19,930	1,179,498
Schroders PLC	28,000	1,287,606
St. James's Place Capital PLC	90,019	1,338,468
Standard Life PLC	215,755	1,399,947
Taylor Wimpey PLC	398,000	1,214,842
The Restaurant Group PLC	98,215	1,085,597
Whitbread PLC	19,455	1,489,394

TOTAL UNITED KINGDOM		44,687,443

United States of America - 18.4%
A.O. Smith Corp.	14,777	1,135,169
Acuity Brands, Inc.	5,340	1,167,324
Alphabet, Inc. Class C	1,530	1,087,539
Amphenol Corp. Class A	20,108	1,090,256
Apple, Inc.	9,550	1,141,225
AutoZone, Inc. (a)	1,341	1,051,894
Cerner Corp. (a)	17,480	1,158,749
Cognizant Technology Solutions Corp. Class A (a)	16,120	1,097,933
Danaher Corp.	11,900	1,110,389
Domino's Pizza, Inc.	10,610	1,131,769
Ecolab, Inc.	9,250	1,113,238
Facebook, Inc. Class A (a)	10,970	1,118,611
FactSet Research Systems, Inc.	6,200	1,085,744
Fidelity National Information Services, Inc.	14,750	1,075,570
Fiserv, Inc. (a)	11,679	1,127,140
FleetCor Technologies, Inc. (a)	7,980	1,155,983
Gartner, Inc. Class A (a)	12,460	1,129,748
Henry Schein, Inc. (a)	7,230	1,096,863
Home Depot, Inc.	8,590	1,062,068
IMS Health Holdings, Inc. (a)	44,500	1,211,290
International Flavors & Fragrances, Inc.	10,050	1,166,403
L Brands, Inc.	11,220	1,076,896
MasterCard, Inc. Class A	10,900	1,078,991
McGraw Hill Financial, Inc.	12,214	1,131,505
Mettler-Toledo International, Inc. (a)	4,000	1,243,960
Middleby Corp. (a)	9,350	1,093,389
Moody's Corp.	11,720	1,126,995
MSCI, Inc. Class A	8,000	536,000
NIKE, Inc. Class B	8,270	1,083,618
O'Reilly Automotive, Inc. (a)	4,230	1,168,580
PPG Industries, Inc.	11,890	1,239,651
Priceline Group, Inc. (a)	796	1,157,575
ServiceMaster Global Holdings, Inc. (a)	33,000	1,176,450
Sherwin-Williams Co.	4,640	1,238,091
Starbucks Corp.	17,600	1,101,232
The Hain Celestial Group, Inc. (a)	22,100	1,101,685
The Walt Disney Co.	9,943	1,130,917
TJX Companies, Inc.	15,600	1,141,764
TransDigm Group, Inc. (a)	5,070	1,114,640
Union Pacific Corp.	12,040	1,075,774
Verisk Analytics, Inc. (a)	16,250	1,163,663
Visa, Inc. Class A	14,140	1,096,981
Wabtec Corp.	13,694	1,134,822

TOTAL UNITED STATES OF AMERICA		47,928,084

TOTAL COMMON STOCKS
(Cost $241,632,009)		255,529,823

Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Sartorius AG (non-vtg.)
(Cost $667,892)	4,957	1,121,809

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 0.18% (d)	3,983,113	3,983,113
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)	318,800	318,800
TOTAL MONEY MARKET FUNDS
(Cost $4,301,913)		4,301,913
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $246,601,814)		260,953,545
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(934,337)
NET ASSETS - 100%		$260,019,208

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,129,611 or 0.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,929
Fidelity Securities Lending Cash Central Fund	24,549
Total	$29,478

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$59,801,633	$46,532,271	$13,269,362	$--
Consumer Staples	11,060,005	6,897,007	4,162,998	--
Financials	30,574,952	21,326,250	9,248,702	--
Health Care	43,754,655	30,516,758	13,237,897	--
Industrials	46,525,765	33,060,988	13,464,777	--
Information Technology	45,506,626	38,658,767	6,847,859	--
Materials	19,427,996	13,299,456	6,128,540	--
Money Market Funds	4,301,913	4,301,913	--	--
Total Investments in Securities:	$260,953,545	$194,593,410	$66,360,135	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$4,691,453
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $309,468) — See accompanying schedule: Unaffiliated issuers (cost $242,299,901)	$256,651,632
Fidelity Central Funds (cost $4,301,913)	4,301,913
Total Investments (cost $246,601,814)		$260,953,545
Foreign currency held at value (cost $259,034)		259,344
Receivable for investments sold		6,131,704
Receivable for fund shares sold		761,785
Dividends receivable		327,758
Distributions receivable from Fidelity Central Funds		564
Prepaid expenses		656
Other receivables		266,008
Total assets		268,701,364
Liabilities
Payable for investments purchased	$7,774,342
Payable for fund shares redeemed	189,689
Accrued management fee	179,653
Distribution and service plan fees payable	73,830
Other affiliated payables	57,383
Other payables and accrued expenses	88,459
Collateral on securities loaned, at value	318,800
Total liabilities		8,682,156
Net Assets		$260,019,208
Net Assets consist of:
Paid in capital		$311,032,741
Undistributed net investment income		218,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(65,473,731)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,241,762
Net Assets		$260,019,208
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($89,753,029 ÷ 5,884,115 shares)		$15.25
Maximum offering price per share (100/94.25 of $15.25)		$16.18
Class T:
Net Asset Value and redemption price per share ($60,293,235 ÷ 4,035,684 shares)		$14.94
Maximum offering price per share (100/96.50 of $14.94)		$15.48
Class B:
Net Asset Value and offering price per share ($1,060,778 ÷ 77,172 shares)(a)		$13.75
Class C:
Net Asset Value and offering price per share ($36,491,269 ÷ 2,665,083 shares)(a)		$13.69
Class I:
Net Asset Value, offering price and redemption price per share ($72,420,897 ÷ 4,449,454 shares)		$16.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$3,976,431
Income from Fidelity Central Funds		29,478
Income before foreign taxes withheld		4,005,909
Less foreign taxes withheld		(253,127)
Total income		3,752,782
Expenses
Management fee
Basic fee	$1,514,810
Performance adjustment	290,902
Transfer agent fees	501,343
Distribution and service plan fees	788,433
Accounting and security lending fees	112,620
Custodian fees and expenses	295,235
Independent trustees' compensation	882
Registration fees	79,209
Audit	90,184
Legal	676
Miscellaneous	1,534
Total expenses before reductions	3,675,828
Expense reductions	(327,325)	3,348,503
Net investment income (loss)		404,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,248)	3,704,653
Foreign currency transactions	(125,449)
Total net realized gain (loss)		3,579,204
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $96,847)	761,197
Assets and liabilities in foreign currencies	(17,330)
Total change in net unrealized appreciation (depreciation)		743,867
Net gain (loss)		4,323,071
Net increase (decrease) in net assets resulting from operations		$4,727,350

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$404,279	$313,539
Net realized gain (loss)	3,579,204	17,397,899
Change in net unrealized appreciation (depreciation)	743,867	(9,394,840)
Net increase (decrease) in net assets resulting from operations	4,727,350	8,316,598
Distributions to shareholders from net investment income	(176,462)	(450,291)
Share transactions - net increase (decrease)	104,495,853	1,810,485
Redemption fees	14,747	1,603
Total increase (decrease) in net assets	109,061,488	9,678,395
Net Assets
Beginning of period	150,957,720	141,279,325
End of period (including undistributed net investment income of $218,436 and undistributed net investment income of $157,952, respectively)	$260,019,208	$150,957,720

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.77	$13.96	$11.25	$10.21	$10.85
Income from Investment Operations
Net investment income (loss)A	.05	.06	.07	.08	.08B
Net realized and unrealized gain (loss)	.46	.82	2.73	1.05	(.53)
Total from investment operations	.51	.88	2.80	1.13	(.45)
Distributions from net investment income	(.03)	(.07)	(.09)	(.09)	(.08)
Distributions from net realized gain	–	–	–	(.01)	(.12)
Total distributions	(.03)	(.07)	(.09)	(.09)C	(.19)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$15.25	$14.77	$13.96	$11.25	$10.21
Total ReturnF,G	3.46%	6.31%	24.99%	11.19%	(4.25)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.58%	1.73%	1.74%	1.78%	1.64%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.42%	1.44%	1.39%	1.41%	1.38%
Net investment income (loss)	.30%	.42%	.58%	.73%	.74%B
Supplemental Data
Net assets, end of period (000 omitted)	$89,753	$51,567	$49,797	$40,624	$40,364
Portfolio turnover rateJ	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.005 per share.

 D Total distributions of $.19 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.116 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.47	$13.68	$11.03	$10.00	$10.63
Income from Investment Operations
Net investment income (loss)A	.01	.02	.04	.05	.05B
Net realized and unrealized gain (loss)	.46	.81	2.66	1.04	(.52)
Total from investment operations	.47	.83	2.70	1.09	(.47)
Distributions from net investment income	–	(.04)	(.05)	(.06)	(.05)
Distributions from net realized gain	–	–	–	(.01)	(.12)
Total distributions	–	(.04)	(.05)	(.06)C	(.16)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$14.94	$14.47	$13.68	$11.03	$10.00
Total ReturnF,G	3.25%	6.07%	24.57%	10.99%	(4.51)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.86%	1.94%	1.96%	2.03%	1.88%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.67%	1.69%	1.64%	1.66%	1.62%
Net investment income (loss)	.05%	.17%	.33%	.48%	.49%B
Supplemental Data
Net assets, end of period (000 omitted)	$60,293	$58,454	$60,152	$53,835	$59,914
Portfolio turnover rateJ	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

 C Total distributions of $.06 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.005 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.116 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.38	$12.68	$10.22	$9.26	$9.84
Income from Investment Operations
Net investment income (loss)A	(.06)	(.04)	(.02)	–B	–B,C
Net realized and unrealized gain (loss)	.43	.74	2.48	.96	(.48)
Total from investment operations	.37	.70	2.46	.96	(.48)
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	–	–	–	–	(.09)
Total distributions	–	–	–	–	(.10)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.75	$13.38	$12.68	$10.22	$9.26
Total ReturnD,E	2.77%	5.52%	24.07%	10.37%	(4.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.44%	2.50%	2.51%	2.54%	2.39%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.18%	2.19%	2.15%	2.16%	2.13%
Net investment income (loss)	(.46)%	(.33)%	(.17)%	(.02)%	(.01)%C
Supplemental Data
Net assets, end of period (000 omitted)	$1,061	$1,577	$2,228	$2,745	$4,241
Portfolio turnover rateH	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.33	$12.63	$10.18	$9.23	$9.84
Income from Investment Operations
Net investment income (loss)A	(.06)	(.04)	(.02)	–B	–B,C
Net realized and unrealized gain (loss)	.42	.74	2.47	.96	(.49)
Total from investment operations	.36	.70	2.45	.96	(.49)
Distributions from net investment income	–	–	–	(.01)	(.01)
Distributions from net realized gain	–	–	–	(.01)	(.11)
Total distributions	–	–	–	(.01)D	(.12)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.69	$13.33	$12.63	$10.18	$9.23
Total ReturnE,F	2.70%	5.54%	24.07%	10.41%	(5.07)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.33%	2.47%	2.49%	2.53%	2.39%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.17%	2.19%	2.14%	2.16%	2.13%
Net investment income (loss)	(.45)%	(.33)%	(.17)%	(.02)%	(.01)%C
Supplemental Data
Net assets, end of period (000 omitted)	$36,491	$20,910	$21,334	$18,090	$19,619
Portfolio turnover rateI	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

 D Total distributions of $.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.75	$14.87	$11.99	$10.87	$11.54
Income from Investment Operations
Net investment income (loss)A	.09	.10	.11	.11	.12B
Net realized and unrealized gain (loss)	.51	.87	2.89	1.13	(.57)
Total from investment operations	.60	.97	3.00	1.24	(.45)
Distributions from net investment income	(.07)	(.09)	(.12)	(.12)	(.11)
Distributions from net realized gain	–	–	–	(.01)	(.12)
Total distributions	(.07)	(.09)	(.12)	(.12)C	(.22)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$16.28	$15.75	$14.87	$11.99	$10.87
Total ReturnF	3.80%	6.58%	25.20%	11.56%	(4.01)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.27%	1.38%	1.39%	1.48%	1.35%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.17%	1.20%	1.14%	1.16%	1.12%
Net investment income (loss)	.55%	.67%	.83%	.98%	1.00%B
Supplemental Data
Net assets, end of period (000 omitted)	$72,421	$18,449	$7,768	$4,568	$4,335
Portfolio turnover rateI	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

 C Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.005 per share.

 D Total distributions of $.22 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.116 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$21,219,634
Gross unrealized depreciation	(7,497,134)
Net unrealized appreciation (depreciation) on securities	$ 13,722,500
Tax Cost	$247,231,045

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$221,581
Capital loss carryforward	$(64,844,500)
Net unrealized appreciation (depreciation) on securities and other investments	$13,603,609

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$(40,876,628)
2017	(23,967,872)
Total capital loss carryforward	$(64,844,500)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$176,462	$ 450,291

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $478,091,318 and $375,109,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$180,407	$4,819
Class T	.25%	.25%	300,938	1,184
Class B	.75%	.25%	13,315	10,101
Class C	.75%	.25%	293,773	82,942
			$788,433	$99,046

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$63,823
Class T	8,800
Class B(a)	525
Class C(a)	3,660
$76,808

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$174,476.24
Class T	143,834.24
Class B	3,977.30
Class C	72,515.25
Class I	106,541.20
	$ 501,343

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,071 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $25,348.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $292 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $24,549. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

	Expense Limitations	Reimbursement
Class A	1.45%	$97,320
Class T	1.70%	94,679
Class B	2.20%	3,131
Class C	2.20%	39,690
Class I	1.20%	38,765
		$273,585

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $49,718 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $989 and a portion of class-level operating expenses as follows:

Amount
Class A	$900
Class T	1,350
Class B	3
Class C	379
Class I	401
$3,033

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$109,241	$236,147
Class T	–	164,337
Class I	67,221	49,807
Total	$176,462	$450,291

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	3,444,443	642,209	$53,081,260	$9,254,741
Reinvestment of distributions	6,822	15,568	102,609	216,240
Shares redeemed	(1,059,333)	(733,015)	(16,101,792)	(10,574,352)
Net increase (decrease)	2,391,932	(75,238)	$37,082,077	$(1,103,371)
Class T
Shares sold	689,717	398,294	$10,301,883	$5,642,426
Reinvestment of distributions	–	11,818	–	161,195
Shares redeemed	(694,037)	(765,657)	(10,349,650)	(10,811,536)
Net increase (decrease)	(4,320)	(355,545)	$(47,767)	$(5,007,915)
Class B
Shares sold	10,699	922	$149,278	$12,411
Shares redeemed	(51,403)	(58,773)	(707,021)	(768,373)
Net increase (decrease)	(40,704)	(57,851)	$(557,743)	$(755,962)
Class C
Shares sold	1,456,550	194,612	$20,251,093	$2,542,538
Shares redeemed	(360,397)	(314,314)	(4,903,804)	(4,057,639)
Net increase (decrease)	1,096,153	(119,702)	$15,347,289	$(1,515,101)
Class I
Shares sold	5,123,102	801,555	$82,769,872	$12,565,571
Reinvestment of distributions	3,912	2,539	62,664	37,521
Shares redeemed	(1,848,914)	(154,955)	(30,160,539)	(2,410,258)
Net increase (decrease)	3,278,100	649,139	$52,671,997	$10,192,834

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® International Capital Appreciation Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 17, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$1,000.00	$978.80	$7.23
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class T	1.70%
Actual		$1,000.00	$978.40	$8.48
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class B	2.20%
Actual		$1,000.00	$975.90	$10.96
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class C	2.20%
Actual		$1,000.00	$975.10	$10.95
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class I	1.20%
Actual		$1,000.00	$980.70	$5.99
Hypothetical-C		$1,000.00	$1,019.16	$6.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 73% of the dividend during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$0.0865	$0.0555

Class T	12/08/14	$0.0000	$0.0000

Class B	12/08/14	$0.0000	$0.0000

Class C	12/08/14	$0.0000	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor International Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class of the fund was above the competitive median because of a significant positive performance fee adjustment in 2014. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AICAP-ANN-1215
1.711985.117

Fidelity Advisor® International Capital Appreciation Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	3.80%	8.20%	5.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$17,076	Fidelity Advisor® International Capital Appreciation Fund - Class I
$15,246	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded modest single-digit gains and handily topped the benchmark MSCI ACWI (All Country World Index) ex USA Index. Stock selection in materials and consumer discretionary was especially beneficial to performance versus the benchmark, along with a sizable underweighting in energy. Geographically, out-of-benchmark exposure to the U.S. and stock selection in the U.K. and Germany meaningfully contributed. Sartorius, a Germany-based provider of laboratory technology and equipment for the biotechnology market, was our largest contributor. Also bolstering relative performance were OBIC, a Japan-based provider of software to small and mid-sized businesses; and Rightmove, which operates a real estate Internet portal in the United Kingdom. Conversely, a large underweighting in Japan dampened relative performance, as did our picks in Ireland, Brazil and China. Among sectors, consumer staples and telecommunication services detracted. At the stock level, the biggest detractor was our overweighting in Brazil-based Kroton Educacional, the world’s largest for-profit operator of colleges. I liquidated this position. Brazilian health insurer Qualicorp – also sold – further weighed on performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.6	1.5
Bayer AG (Germany, Pharmaceuticals)	1.1	1.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.1	0.9
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.0	1.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.0	0.8
	5.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.4	18.1
Industrials	17.5	20.9
Information Technology	17.2	14.8
Health Care	16.9	14.8
Financials	11.8	14.0

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	18.4	18.6
United Kingdom	17.2	16.3
France	7.4	6.3
Japan	6.5	3.2
Germany	6.4	4.1

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

As of April 30, 2015
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 3.0%
Amcor Ltd.	132,873	$1,283,395
CSL Ltd.	23,438	1,557,931
Ramsay Health Care Ltd.	26,985	1,186,197
realestate.com.au Ltd.	35,135	1,194,093
Sydney Airport unit	263,085	1,202,327
Transurban Group unit	172,559	1,278,670

TOTAL AUSTRALIA		7,702,613

Bailiwick of Jersey - 2.3%
Delphi Automotive PLC	14,000	1,164,660
Shire PLC	25,030	1,895,544
Wolseley PLC	23,112	1,356,936
WPP PLC	68,500	1,535,553

TOTAL BAILIWICK OF JERSEY		5,952,693

Bermuda - 0.4%
Signet Jewelers Ltd.	7,280	1,098,843
Brazil - 0.9%
BB Seguridade Participacoes SA	169,100	1,166,343
Cielo SA	121,744	1,155,709

TOTAL BRAZIL		2,322,052

Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	31,350	1,348,606
Canadian National Railway Co.	30,290	1,850,155
Canadian Pacific Railway Ltd.	9,950	1,398,220
Constellation Software, Inc.	2,760	1,192,567

TOTAL CANADA		5,789,548

Cayman Islands - 2.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	15,660	1,312,778
TAL Education Group ADR (a)	29,960	1,151,962
Tencent Holdings Ltd.	139,300	2,625,718
Vipshop Holdings Ltd. ADR (a)	52,300	1,073,196

TOTAL CAYMAN ISLANDS		6,163,654

Denmark - 2.0%
Coloplast A/S Series B	15,830	1,135,724
Novo Nordisk A/S Series B sponsored ADR	50,770	2,699,949
Pandora A/S	10,920	1,259,873

TOTAL DENMARK		5,095,546

Finland - 0.5%
Sampo Oyj (A Shares)	28,700	1,403,787
France - 7.4%
Bureau Veritas SA	50,594	1,144,426
Capgemini SA	14,800	1,318,749
Christian Dior SA	6,300	1,240,768
Dassault Systemes SA	17,100	1,350,880
Essilor International SA	11,417	1,501,543
Hermes International SCA	3,410	1,313,745
Ingenico SA	9,868	1,165,435
Korian	27,713	1,048,479
L'Oreal SA	9,800	1,789,449
Natixis SA	207,700	1,274,457
Orpea	13,500	1,083,705
Publicis Groupe SA	19,530	1,268,382
Safran SA	17,830	1,354,261
Sodexo SA	13,660	1,216,268
SRP Groupe SA (a)(b)	58,300	1,129,611

TOTAL FRANCE		19,200,158

Germany - 6.0%
Bayer AG	21,420	2,858,339
Continental AG	6,720	1,616,116
CTS Eventim AG	26,811	1,049,732
Fresenius Medical Care AG & Co. KGaA	15,600	1,404,118
Fresenius SE & Co. KGaA	21,200	1,557,827
Gerresheimer AG	13,570	1,059,032
Henkel AG & Co. KGaA	15,393	1,422,030
ProSiebenSat.1 Media AG	24,190	1,308,480
Scout24 Holding GmbH	31,800	1,066,551
Symrise AG	18,600	1,225,164
Wirecard AG (c)	22,000	1,137,159

TOTAL GERMANY		15,704,548

Hong Kong - 1.3%
AIA Group Ltd.	379,400	2,224,548
Techtronic Industries Co. Ltd.	296,500	1,083,908

TOTAL HONG KONG		3,308,456

India - 3.6%
Adani Ports & Special Economic Zone (a)	256,860	1,159,745
Amara Raja Batteries Ltd. (a)	72,900	1,005,027
Asian Paints India Ltd.	83,041	1,052,384
HDFC Bank Ltd. (a)	47,898	960,675
Housing Development Finance Corp. Ltd.	83,385	1,597,247
Sun Pharmaceutical Industries Ltd.	90,537	1,230,317
Tata Consultancy Services Ltd.	34,449	1,312,505
Titan Co. Ltd. (a)	190,888	1,035,560

TOTAL INDIA		9,353,460

Ireland - 4.2%
Accenture PLC Class A	10,740	1,151,328
Allegion PLC	17,000	1,107,890
CRH PLC	54,800	1,499,921
Fleetmatics Group PLC (a)	20,000	1,113,200
Kerry Group PLC Class A	15,190	1,235,237
Kingspan Group PLC (Ireland)	49,760	1,205,450
Medtronic PLC	16,130	1,192,330
Paddy Power PLC (Ireland)	10,100	1,168,400
Ryanair Holdings PLC sponsored ADR	14,849	1,161,043

TOTAL IRELAND		10,834,799

Isle of Man - 0.5%
Playtech Ltd.	94,310	1,244,524
Israel - 1.6%
Check Point Software Technologies Ltd. (a)	13,990	1,188,311
Frutarom Industries Ltd.	28,400	1,227,267
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,940	1,890,529

TOTAL ISRAEL		4,306,107

Italy - 1.4%
Azimut Holding SpA	51,000	1,227,638
Mediolanum SpA	141,900	1,157,039
Mediolanum SpA rights	141,900	9
Recordati SpA	48,721	1,211,354

TOTAL ITALY		3,596,040

Japan - 6.5%
Astellas Pharma, Inc.	112,400	1,631,428
Dentsu, Inc.	23,400	1,315,504
Hoya Corp.	36,500	1,506,237
Kansai Paint Co. Ltd.	79,300	1,208,833
Keyence Corp.	3,237	1,685,210
Misumi Group, Inc.	98,200	1,278,770
Nitori Holdings Co. Ltd.	14,400	1,122,897
OBIC Co. Ltd.	23,200	1,224,426
Olympus Corp.	37,600	1,268,298
SHIMANO, Inc.	8,500	1,339,333
SK Kaken Co. Ltd.	11,130	1,084,007
Sundrug Co. Ltd.	21,200	1,116,805
Tsuruha Holdings, Inc.	13,900	1,101,214

TOTAL JAPAN		16,882,962

Luxembourg - 0.9%
Eurofins Scientific SA	3,500	1,267,209
Grand City Properties SA	54,896	1,096,254

TOTAL LUXEMBOURG		2,363,463

Mexico - 1.7%
Grupo Aeroportuario del Pacifico SA de CV Series B	116,200	1,046,572
Grupo Aeroportuario del Sureste SA de CV Series B	69,010	1,068,795
Grupo Aeroportuario Norte S.A.B. de CV	208,700	1,073,457
Megacable Holdings S.A.B. de CV unit	299,400	1,141,025

TOTAL MEXICO		4,329,849

Netherlands - 1.5%
IMCD Group BV	28,500	1,066,188
LyondellBasell Industries NV Class A	11,930	1,108,416
RELX NV	94,709	1,619,482

TOTAL NETHERLANDS		3,794,086

Norway - 0.4%
Schibsted ASA (A Shares)	34,460	1,155,865
Philippines - 1.8%
Ayala Corp.	71,080	1,183,762
International Container Terminal Services, Inc.	621,370	1,095,516
SM Investments Corp.	60,035	1,120,801
SM Prime Holdings, Inc.	2,547,900	1,173,183

TOTAL PHILIPPINES		4,573,262

South Africa - 1.2%
Discovery Ltd.	107,700	1,151,788
Naspers Ltd. Class N	13,880	2,033,005

TOTAL SOUTH AFRICA		3,184,793

Spain - 1.4%
Aena SA	10,330	1,152,978
Amadeus IT Holding SA Class A	30,060	1,281,230
Grifols SA ADR	34,840	1,212,780

TOTAL SPAIN		3,646,988

Sweden - 1.1%
ASSA ABLOY AB (B Shares)	71,418	1,420,724
Hexagon AB (B Shares)	38,500	1,337,477

TOTAL SWEDEN		2,758,201

Switzerland - 3.7%
Compagnie Financiere Richemont SA Series A	20,892	1,791,438
Givaudan SA	765	1,369,872
Novartis AG sponsored ADR	46,900	4,241,172
Partners Group Holding AG	3,270	1,184,339
Sika AG (Bearer)	354	1,161,795

TOTAL SWITZERLAND		9,748,616

Taiwan - 1.5%
Largan Precision Co. Ltd.	16,000	1,249,345
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	120,000	2,635,200

TOTAL TAIWAN		3,884,545

Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	142,600	1,192,000
Turkey - 0.4%
TAV Havalimanlari Holding A/S	147,800	1,160,945
United Arab Emirates - 0.4%
DP World Ltd.	57,491	1,161,893
United Kingdom - 17.2%
Aon PLC	12,620	1,177,572
Ashtead Group PLC	82,340	1,269,353
Auto Trader Group PLC	193,200	1,158,586
Berkeley Group Holdings PLC	22,530	1,152,416
Bunzl PLC	45,700	1,309,686
Capita Group PLC	64,700	1,271,704
Close Brothers Group PLC	50,300	1,135,222
Compass Group PLC	89,141	1,532,414
Dignity PLC	32,167	1,205,500
Diploma PLC	116,690	1,153,990
easyJet PLC	44,000	1,187,032
EMIS Group PLC	66,100	1,093,384
Essentra PLC	89,400	1,160,436
Halma PLC	93,300	1,098,152
Hargreaves Lansdown PLC	53,500	1,190,948
Hikma Pharmaceuticals PLC	35,628	1,188,558
Howden Joinery Group PLC	175,403	1,253,580
Inchcape PLC	96,000	1,183,209
InterContinental Hotel Group PLC	33,000	1,318,662
Intertek Group PLC	28,330	1,146,430
ITV PLC	358,400	1,394,534
JUST EAT Ltd. (a)	172,196	1,130,848
London Stock Exchange Group PLC	34,163	1,340,342
Mondi PLC	55,600	1,289,123
Moneysupermarket.com Group PLC	210,600	1,085,017
Persimmon PLC	39,400	1,211,136
Prudential PLC	90,308	2,109,278
Reckitt Benckiser Group PLC	19,930	1,944,979
Rightmove PLC	19,930	1,179,498
Schroders PLC	28,000	1,287,606
St. James's Place Capital PLC	90,019	1,338,468
Standard Life PLC	215,755	1,399,947
Taylor Wimpey PLC	398,000	1,214,842
The Restaurant Group PLC	98,215	1,085,597
Whitbread PLC	19,455	1,489,394

TOTAL UNITED KINGDOM		44,687,443

United States of America - 18.4%
A.O. Smith Corp.	14,777	1,135,169
Acuity Brands, Inc.	5,340	1,167,324
Alphabet, Inc. Class C	1,530	1,087,539
Amphenol Corp. Class A	20,108	1,090,256
Apple, Inc.	9,550	1,141,225
AutoZone, Inc. (a)	1,341	1,051,894
Cerner Corp. (a)	17,480	1,158,749
Cognizant Technology Solutions Corp. Class A (a)	16,120	1,097,933
Danaher Corp.	11,900	1,110,389
Domino's Pizza, Inc.	10,610	1,131,769
Ecolab, Inc.	9,250	1,113,238
Facebook, Inc. Class A (a)	10,970	1,118,611
FactSet Research Systems, Inc.	6,200	1,085,744
Fidelity National Information Services, Inc.	14,750	1,075,570
Fiserv, Inc. (a)	11,679	1,127,140
FleetCor Technologies, Inc. (a)	7,980	1,155,983
Gartner, Inc. Class A (a)	12,460	1,129,748
Henry Schein, Inc. (a)	7,230	1,096,863
Home Depot, Inc.	8,590	1,062,068
IMS Health Holdings, Inc. (a)	44,500	1,211,290
International Flavors & Fragrances, Inc.	10,050	1,166,403
L Brands, Inc.	11,220	1,076,896
MasterCard, Inc. Class A	10,900	1,078,991
McGraw Hill Financial, Inc.	12,214	1,131,505
Mettler-Toledo International, Inc. (a)	4,000	1,243,960
Middleby Corp. (a)	9,350	1,093,389
Moody's Corp.	11,720	1,126,995
MSCI, Inc. Class A	8,000	536,000
NIKE, Inc. Class B	8,270	1,083,618
O'Reilly Automotive, Inc. (a)	4,230	1,168,580
PPG Industries, Inc.	11,890	1,239,651
Priceline Group, Inc. (a)	796	1,157,575
ServiceMaster Global Holdings, Inc. (a)	33,000	1,176,450
Sherwin-Williams Co.	4,640	1,238,091
Starbucks Corp.	17,600	1,101,232
The Hain Celestial Group, Inc. (a)	22,100	1,101,685
The Walt Disney Co.	9,943	1,130,917
TJX Companies, Inc.	15,600	1,141,764
TransDigm Group, Inc. (a)	5,070	1,114,640
Union Pacific Corp.	12,040	1,075,774
Verisk Analytics, Inc. (a)	16,250	1,163,663
Visa, Inc. Class A	14,140	1,096,981
Wabtec Corp.	13,694	1,134,822

TOTAL UNITED STATES OF AMERICA		47,928,084

TOTAL COMMON STOCKS
(Cost $241,632,009)		255,529,823

Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Sartorius AG (non-vtg.)
(Cost $667,892)	4,957	1,121,809

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 0.18% (d)	3,983,113	3,983,113
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)	318,800	318,800
TOTAL MONEY MARKET FUNDS
(Cost $4,301,913)		4,301,913
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $246,601,814)		260,953,545
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(934,337)
NET ASSETS - 100%		$260,019,208

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,129,611 or 0.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,929
Fidelity Securities Lending Cash Central Fund	24,549
Total	$29,478

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$59,801,633	$46,532,271	$13,269,362	$--
Consumer Staples	11,060,005	6,897,007	4,162,998	--
Financials	30,574,952	21,326,250	9,248,702	--
Health Care	43,754,655	30,516,758	13,237,897	--
Industrials	46,525,765	33,060,988	13,464,777	--
Information Technology	45,506,626	38,658,767	6,847,859	--
Materials	19,427,996	13,299,456	6,128,540	--
Money Market Funds	4,301,913	4,301,913	--	--
Total Investments in Securities:	$260,953,545	$194,593,410	$66,360,135	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$4,691,453
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $309,468) — See accompanying schedule: Unaffiliated issuers (cost $242,299,901)	$256,651,632
Fidelity Central Funds (cost $4,301,913)	4,301,913
Total Investments (cost $246,601,814)		$260,953,545
Foreign currency held at value (cost $259,034)		259,344
Receivable for investments sold		6,131,704
Receivable for fund shares sold		761,785
Dividends receivable		327,758
Distributions receivable from Fidelity Central Funds		564
Prepaid expenses		656
Other receivables		266,008
Total assets		268,701,364
Liabilities
Payable for investments purchased	$7,774,342
Payable for fund shares redeemed	189,689
Accrued management fee	179,653
Distribution and service plan fees payable	73,830
Other affiliated payables	57,383
Other payables and accrued expenses	88,459
Collateral on securities loaned, at value	318,800
Total liabilities		8,682,156
Net Assets		$260,019,208
Net Assets consist of:
Paid in capital		$311,032,741
Undistributed net investment income		218,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(65,473,731)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,241,762
Net Assets		$260,019,208
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($89,753,029 ÷ 5,884,115 shares)		$15.25
Maximum offering price per share (100/94.25 of $15.25)		$16.18
Class T:
Net Asset Value and redemption price per share ($60,293,235 ÷ 4,035,684 shares)		$14.94
Maximum offering price per share (100/96.50 of $14.94)		$15.48
Class B:
Net Asset Value and offering price per share ($1,060,778 ÷ 77,172 shares)(a)		$13.75
Class C:
Net Asset Value and offering price per share ($36,491,269 ÷ 2,665,083 shares)(a)		$13.69
Class I:
Net Asset Value, offering price and redemption price per share ($72,420,897 ÷ 4,449,454 shares)		$16.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$3,976,431
Income from Fidelity Central Funds		29,478
Income before foreign taxes withheld		4,005,909
Less foreign taxes withheld		(253,127)
Total income		3,752,782
Expenses
Management fee
Basic fee	$1,514,810
Performance adjustment	290,902
Transfer agent fees	501,343
Distribution and service plan fees	788,433
Accounting and security lending fees	112,620
Custodian fees and expenses	295,235
Independent trustees' compensation	882
Registration fees	79,209
Audit	90,184
Legal	676
Miscellaneous	1,534
Total expenses before reductions	3,675,828
Expense reductions	(327,325)	3,348,503
Net investment income (loss)		404,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,248)	3,704,653
Foreign currency transactions	(125,449)
Total net realized gain (loss)		3,579,204
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $96,847)	761,197
Assets and liabilities in foreign currencies	(17,330)
Total change in net unrealized appreciation (depreciation)		743,867
Net gain (loss)		4,323,071
Net increase (decrease) in net assets resulting from operations		$4,727,350

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$404,279	$313,539
Net realized gain (loss)	3,579,204	17,397,899
Change in net unrealized appreciation (depreciation)	743,867	(9,394,840)
Net increase (decrease) in net assets resulting from operations	4,727,350	8,316,598
Distributions to shareholders from net investment income	(176,462)	(450,291)
Share transactions - net increase (decrease)	104,495,853	1,810,485
Redemption fees	14,747	1,603
Total increase (decrease) in net assets	109,061,488	9,678,395
Net Assets
Beginning of period	150,957,720	141,279,325
End of period (including undistributed net investment income of $218,436 and undistributed net investment income of $157,952, respectively)	$260,019,208	$150,957,720

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.77	$13.96	$11.25	$10.21	$10.85
Income from Investment Operations
Net investment income (loss)A	.05	.06	.07	.08	.08B
Net realized and unrealized gain (loss)	.46	.82	2.73	1.05	(.53)
Total from investment operations	.51	.88	2.80	1.13	(.45)
Distributions from net investment income	(.03)	(.07)	(.09)	(.09)	(.08)
Distributions from net realized gain	–	–	–	(.01)	(.12)
Total distributions	(.03)	(.07)	(.09)	(.09)C	(.19)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$15.25	$14.77	$13.96	$11.25	$10.21
Total ReturnF,G	3.46%	6.31%	24.99%	11.19%	(4.25)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.58%	1.73%	1.74%	1.78%	1.64%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.42%	1.44%	1.39%	1.41%	1.38%
Net investment income (loss)	.30%	.42%	.58%	.73%	.74%B
Supplemental Data
Net assets, end of period (000 omitted)	$89,753	$51,567	$49,797	$40,624	$40,364
Portfolio turnover rateJ	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.005 per share.

 D Total distributions of $.19 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.116 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.47	$13.68	$11.03	$10.00	$10.63
Income from Investment Operations
Net investment income (loss)A	.01	.02	.04	.05	.05B
Net realized and unrealized gain (loss)	.46	.81	2.66	1.04	(.52)
Total from investment operations	.47	.83	2.70	1.09	(.47)
Distributions from net investment income	–	(.04)	(.05)	(.06)	(.05)
Distributions from net realized gain	–	–	–	(.01)	(.12)
Total distributions	–	(.04)	(.05)	(.06)C	(.16)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$14.94	$14.47	$13.68	$11.03	$10.00
Total ReturnF,G	3.25%	6.07%	24.57%	10.99%	(4.51)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.86%	1.94%	1.96%	2.03%	1.88%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.67%	1.69%	1.64%	1.66%	1.62%
Net investment income (loss)	.05%	.17%	.33%	.48%	.49%B
Supplemental Data
Net assets, end of period (000 omitted)	$60,293	$58,454	$60,152	$53,835	$59,914
Portfolio turnover rateJ	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

 C Total distributions of $.06 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.005 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.116 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.38	$12.68	$10.22	$9.26	$9.84
Income from Investment Operations
Net investment income (loss)A	(.06)	(.04)	(.02)	–B	–B,C
Net realized and unrealized gain (loss)	.43	.74	2.48	.96	(.48)
Total from investment operations	.37	.70	2.46	.96	(.48)
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	–	–	–	–	(.09)
Total distributions	–	–	–	–	(.10)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.75	$13.38	$12.68	$10.22	$9.26
Total ReturnD,E	2.77%	5.52%	24.07%	10.37%	(4.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.44%	2.50%	2.51%	2.54%	2.39%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.18%	2.19%	2.15%	2.16%	2.13%
Net investment income (loss)	(.46)%	(.33)%	(.17)%	(.02)%	(.01)%C
Supplemental Data
Net assets, end of period (000 omitted)	$1,061	$1,577	$2,228	$2,745	$4,241
Portfolio turnover rateH	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.33	$12.63	$10.18	$9.23	$9.84
Income from Investment Operations
Net investment income (loss)A	(.06)	(.04)	(.02)	–B	–B,C
Net realized and unrealized gain (loss)	.42	.74	2.47	.96	(.49)
Total from investment operations	.36	.70	2.45	.96	(.49)
Distributions from net investment income	–	–	–	(.01)	(.01)
Distributions from net realized gain	–	–	–	(.01)	(.11)
Total distributions	–	–	–	(.01)D	(.12)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.69	$13.33	$12.63	$10.18	$9.23
Total ReturnE,F	2.70%	5.54%	24.07%	10.41%	(5.07)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.33%	2.47%	2.49%	2.53%	2.39%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.17%	2.19%	2.14%	2.16%	2.13%
Net investment income (loss)	(.45)%	(.33)%	(.17)%	(.02)%	(.01)%C
Supplemental Data
Net assets, end of period (000 omitted)	$36,491	$20,910	$21,334	$18,090	$19,619
Portfolio turnover rateI	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

 D Total distributions of $.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.75	$14.87	$11.99	$10.87	$11.54
Income from Investment Operations
Net investment income (loss)A	.09	.10	.11	.11	.12B
Net realized and unrealized gain (loss)	.51	.87	2.89	1.13	(.57)
Total from investment operations	.60	.97	3.00	1.24	(.45)
Distributions from net investment income	(.07)	(.09)	(.12)	(.12)	(.11)
Distributions from net realized gain	–	–	–	(.01)	(.12)
Total distributions	(.07)	(.09)	(.12)	(.12)C	(.22)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$16.28	$15.75	$14.87	$11.99	$10.87
Total ReturnF	3.80%	6.58%	25.20%	11.56%	(4.01)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.27%	1.38%	1.39%	1.48%	1.35%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.17%	1.20%	1.14%	1.16%	1.12%
Net investment income (loss)	.55%	.67%	.83%	.98%	1.00%B
Supplemental Data
Net assets, end of period (000 omitted)	$72,421	$18,449	$7,768	$4,568	$4,335
Portfolio turnover rateI	176%	197%	138%	142%	254%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

 C Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.005 per share.

 D Total distributions of $.22 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.116 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$21,219,634
Gross unrealized depreciation	(7,497,134)
Net unrealized appreciation (depreciation) on securities	$ 13,722,500
Tax Cost	$247,231,045

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$221,581
Capital loss carryforward	$(64,844,500)
Net unrealized appreciation (depreciation) on securities and other investments	$13,603,609

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$(40,876,628)
2017	(23,967,872)
Total capital loss carryforward	$(64,844,500)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$176,462	$ 450,291

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $478,091,318 and $375,109,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$180,407	$4,819
Class T	.25%	.25%	300,938	1,184
Class B	.75%	.25%	13,315	10,101
Class C	.75%	.25%	293,773	82,942
			$788,433	$99,046

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$63,823
Class T	8,800
Class B(a)	525
Class C(a)	3,660
$76,808

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$174,476.24
Class T	143,834.24
Class B	3,977.30
Class C	72,515.25
Class I	106,541.20
	$ 501,343

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,071 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $25,348.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $292 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $24,549. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

	Expense Limitations	Reimbursement
Class A	1.45%	$97,320
Class T	1.70%	94,679
Class B	2.20%	3,131
Class C	2.20%	39,690
Class I	1.20%	38,765
		$273,585

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $49,718 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $989 and a portion of class-level operating expenses as follows:

Amount
Class A	$900
Class T	1,350
Class B	3
Class C	379
Class I	401
$3,033

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$109,241	$236,147
Class T	–	164,337
Class I	67,221	49,807
Total	$176,462	$450,291

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	3,444,443	642,209	$53,081,260	$9,254,741
Reinvestment of distributions	6,822	15,568	102,609	216,240
Shares redeemed	(1,059,333)	(733,015)	(16,101,792)	(10,574,352)
Net increase (decrease)	2,391,932	(75,238)	$37,082,077	$(1,103,371)
Class T
Shares sold	689,717	398,294	$10,301,883	$5,642,426
Reinvestment of distributions	–	11,818	–	161,195
Shares redeemed	(694,037)	(765,657)	(10,349,650)	(10,811,536)
Net increase (decrease)	(4,320)	(355,545)	$(47,767)	$(5,007,915)
Class B
Shares sold	10,699	922	$149,278	$12,411
Shares redeemed	(51,403)	(58,773)	(707,021)	(768,373)
Net increase (decrease)	(40,704)	(57,851)	$(557,743)	$(755,962)
Class C
Shares sold	1,456,550	194,612	$20,251,093	$2,542,538
Shares redeemed	(360,397)	(314,314)	(4,903,804)	(4,057,639)
Net increase (decrease)	1,096,153	(119,702)	$15,347,289	$(1,515,101)
Class I
Shares sold	5,123,102	801,555	$82,769,872	$12,565,571
Reinvestment of distributions	3,912	2,539	62,664	37,521
Shares redeemed	(1,848,914)	(154,955)	(30,160,539)	(2,410,258)
Net increase (decrease)	3,278,100	649,139	$52,671,997	$10,192,834

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® International Capital Appreciation Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 17, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$1,000.00	$978.80	$7.23
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class T	1.70%
Actual		$1,000.00	$978.40	$8.48
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class B	2.20%
Actual		$1,000.00	$975.90	$10.96
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class C	2.20%
Actual		$1,000.00	$975.10	$10.95
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class I	1.20%
Actual		$1,000.00	$980.70	$5.99
Hypothetical-C		$1,000.00	$1,019.16	$6.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class I designates 51% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$0.1225	$0.0555

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor International Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class of the fund was above the competitive median because of a significant positive performance fee adjustment in 2014. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AICAPI-ANN-1215
1.711986.117

Fidelity Advisor® Overseas Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(3.43)%	3.97%	3.72%
Class T (incl. 3.50% sales charge)	(1.31)%	4.26%	3.78%
Class B (incl. contingent deferred sales charge)	(3.39)%	4.05%	3.78%
Class C (incl. contingent deferred sales charge)	0.70%	4.41%	3.55%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$14,410	Fidelity Advisor® Overseas Fund - Class A
$15,102	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Graeme Rockett:  For the year, the fund’s share classes (excluding sales charges, if applicable) solidly outpaced the 0.08% return of the MSCI EAFE Index. Strong stock selection and market positioning in media and banks provided a boost to the fund’s relative performance. In media, two individual positions were especially helpful: online real estate portals Rightmove in the U.K. and NEXT in Japan, both out-of-index positions, I increased my position in Rightmove, the fund’s No. 1 individual contributor, in late 2014 and 2015 during a period of stock weakness, mainly due to concerns of a new competitor. I believed the new entrant would gain little traction and have limited impact on Rightmove. Fortunately, my views were vindicated and the stock moved up substantially as market concerns proved unfounded. I later reduced the position to lock in a portion of gains. On the downside, stock selection in the software & services segment was detrimental, but an overweighting in this strong-performing segment more than offset the negative impact. Relative results also were affected by a downward fair-value pricing adjustment of 0.77 percentage points. Individual detractors included Melco Crown Philippines Resort in Manila, an out-of-index holding, and German auto manufacturer Volkswagen AG.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.4	2.3
Sanofi SA (France, Pharmaceuticals)	2.0	1.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.9
Howden Joinery Group PLC (United Kingdom, Specialty Retail)	1.8	1.3
Wolseley PLC (Bailiwick of Jersey, Trading Companies & Distributors)	1.8	1.4
	9.9

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	29.7	28.8
Financials	16.5	17.8
Health Care	13.4	10.8
Information Technology	12.9	13.5
Consumer Staples	10.4	10.1

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	22.9	22.2
Japan	17.9	18.6
United States of America	9.5	8.4
France	9.2	6.9
Switzerland	6.1	5.7

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

As of April 30, 2015
Stocks	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
Australia - 1.7%
AMP Ltd.	186,173	$755
BHP Billiton Ltd.	146,394	2,401
iSelect Ltd. (a)	2,540,749	2,718
Macquarie Group Ltd.	39,016	2,362
McMillan Shakespeare Ltd.	264,254	2,354
WorleyParsons Ltd.	273,644	1,262

TOTAL AUSTRALIA		11,852

Austria - 0.7%
Wienerberger AG	266,700	4,917
Bailiwick of Jersey - 2.7%
Glencore Xstrata PLC	448,172	777
Integrated Diagnostics Holdings PLC (a)	95,400	526
Shire PLC	66,000	4,998
Wolseley PLC	208,312	12,230

TOTAL BAILIWICK OF JERSEY		18,531

Belgium - 0.8%
Ageas	35,290	1,559
KBC Groep NV	25,776	1,570
UCB SA	25,400	2,199

TOTAL BELGIUM		5,328

Bermuda - 0.5%
Clear Media Ltd.	641,000	644
Oriental Watch Holdings Ltd.	2,992,000	407
Signet Jewelers Ltd.	17,300	2,611

TOTAL BERMUDA		3,662

Brazil - 0.7%
BB Seguridade Participacoes SA	279,900	1,931
Cielo SA	283,872	2,695

TOTAL BRAZIL		4,626

Canada - 0.6%
Entertainment One Ltd.	1,061,377	3,595
Performance Sports Group Ltd. (a)	23,000	264

TOTAL CANADA		3,859

Cayman Islands - 4.1%
58.com, Inc. ADR (a)(b)	67,600	3,548
Alibaba Group Holding Ltd. sponsored ADR (a)	79,400	6,656
Autohome, Inc. ADR Class A (a)(b)	37,000	1,337
Bitauto Holdings Ltd. ADR (a)	18,300	584
Ctrip.com International Ltd. sponsored ADR (a)(b)	47,600	4,425
Fu Shou Yuan International Group Ltd.	2,729,000	1,861
Qunar Cayman Islands Ltd. sponsored ADR (a)(b)	37,200	1,806
Tencent Holdings Ltd.	392,600	7,400

TOTAL CAYMAN ISLANDS		27,617

China - 0.7%
Kweichow Moutai Co. Ltd.	106,810	3,606
TravelSky Technology Ltd. (H Shares)	925,000	1,365

TOTAL CHINA		4,971

Denmark - 2.1%
Danske Bank A/S	51,111	1,405
Novo Nordisk A/S:
Series B	18,115	962
Series B sponsored ADR	229,400	12,199

TOTAL DENMARK		14,566

France - 9.2%
AXA SA	49,558	1,323
AXA SA sponsored ADR	59,100	1,578
BNP Paribas SA	79,616	4,838
Edenred SA	51,086	940
GameLoft SE (a)	238,800	1,366
Havas SA	589,900	5,118
Iliad SA	6,166	1,297
Ipsen SA	77,700	4,906
Orange SA	400,000	7,053
Pernod Ricard SA	33,900	3,996
Safran SA	36,800	2,795
Sanofi SA	105,913	10,684
Sanofi SA sponsored ADR	54,500	2,744
Societe Generale Series A	25,062	1,164
Total SA (b)	144,390	6,983
Ubisoft Entertainment SA (a)	93,324	2,799
Vivendi SA	139,700	3,361

TOTAL FRANCE		62,945

Germany - 3.4%
Allianz SE	13,848	2,424
Axel Springer Verlag AG	57,700	3,245
Bayer AG	61,340	8,185
CTS Eventim AG	116,482	4,561
Deutsche Bank AG	31,560	884
Deutsche Boerse AG	39,269	3,617

TOTAL GERMANY		22,916

Hong Kong - 0.9%
AIA Group Ltd.	594,800	3,488
Television Broadcasts Ltd.	644,200	2,348

TOTAL HONG KONG		5,836

India - 0.4%
Info Edge India Ltd.	214,247	2,470
Just Dial Ltd. (a)	25,947	317

TOTAL INDIA		2,787

Ireland - 1.1%
Glanbia PLC	133,000	2,580
Kingspan Group PLC (United Kingdom)	64,100	1,551
Paddy Power PLC (Ireland)	28,170	3,259

TOTAL IRELAND		7,390

Isle of Man - 0.8%
Playtech Ltd.	390,218	5,149
Italy - 2.5%
Brunello Cucinelli SpA	4,900	89
DiaSorin S.p.A.	43,100	1,931
Eni SpA	60,300	985
Eni SpA sponsored ADR	22,300	727
Intesa Sanpaolo SpA	2,043,400	7,119
Mediaset SpA	1,057,700	5,374
Tod's SpA (b)	11,938	1,001

TOTAL ITALY		17,226

Japan - 17.9%
Arcland Service Co. Ltd.	152,700	6,093
Astellas Pharma, Inc.	698,000	10,131
Daiwa Securities Group, Inc.	208,000	1,422
Dentsu, Inc.	142,100	7,989
Fuji Media Holdings, Inc.	68,900	820
Fukuda Denshi Co. Ltd.	14,400	703
Hitachi Ltd.	703,000	4,055
Honda Motor Co. Ltd.	97,800	3,235
Hoya Corp.	127,000	5,241
Infomart Corp. (b)	46,400	438
Japan Tobacco, Inc.	138,600	4,797
Kakaku.com, Inc.	38,700	722
Keyence Corp.	9,600	4,998
Misumi Group, Inc.	588,700	7,666
Mitsubishi UFJ Financial Group, Inc.	883,900	5,717
MS&AD Insurance Group Holdings, Inc.	65,400	1,928
Nakanishi, Inc.	17,900	610
NEXT Co. Ltd.	965,000	7,163
Nomura Holdings, Inc.	204,200	1,284
Olympus Corp.	80,900	2,729
ORIX Corp.	489,000	7,141
Proto Corp.	36,500	474
Rakuten, Inc.	468,200	6,486
Recruit Holdings Co. Ltd.	153,300	4,927
SoftBank Corp.	18,800	1,053
Sony Corp.	13,200	375
Sony Corp. sponsored ADR	64,700	1,837
Sumitomo Mitsui Financial Group, Inc.	92,300	3,682
Sundrug Co. Ltd.	17,300	911
Suzuki Motor Corp.	54,400	1,781
Tokio Marine Holdings, Inc.	59,300	2,285
Toyota Motor Corp.	81,200	4,975
Welcia Holdings Co. Ltd. (b)	174,600	8,605

TOTAL JAPAN		122,273

Korea (South) - 0.9%
LG Household & Health Care Ltd.	1,675	1,389
Medy-Tox, Inc.	3,602	1,536
NAVER Corp.	6,321	3,322

TOTAL KOREA (SOUTH)		6,247

Malta - 0.7%
Kambi Group PLC (a)	228,400	1,504
Unibet Group PLC unit	40,100	3,534

TOTAL MALTA		5,038

Mauritius - 0.1%
MakeMyTrip Ltd. (a)	55,400	884
Netherlands - 0.8%
AEGON NV	109,900	674
ASML Holding NV	13,857	1,286
ING Groep NV:
(Certificaten Van Aandelen)	181,810	2,646
sponsored ADR	59,300	858

TOTAL NETHERLANDS		5,464

New Zealand - 0.3%
EBOS Group Ltd.	99,154	916
Ryman Healthcare Group Ltd.	237,031	1,266

TOTAL NEW ZEALAND		2,182

Norway - 1.3%
Schibsted ASA:
(A Shares)	78,500	2,633
(B Shares) (a)	78,500	2,448
Statoil ASA sponsored ADR (b)	224,000	3,620

TOTAL NORWAY		8,701

Philippines - 0.1%
Melco Crown Philippines Resort (a)	7,218,600	567
South Africa - 1.7%
Distell Group Ltd.	50,004	644
Naspers Ltd. Class N	73,400	10,751

TOTAL SOUTH AFRICA		11,395

Spain - 1.9%
Atresmedia Corporacion de Medios de Comunicacion SA	293,000	3,760
Banco Bilbao Vizcaya Argentaria SA	118,084	1,016
Banco Santander SA:
rights 11/3/15	182,829	10
(Spain)	182,829	1,021
Mediaset Espana Comunicacion SA	279,417	3,397
Melia Hotels International SA (b)	265,600	3,844

TOTAL SPAIN		13,048

Sweden - 1.5%
Arcam AB (a)	25,600	481
Getinge AB (B Shares)	99,300	2,486
Nordea Bank AB	187,800	2,077
Svenska Cellulosa AB (SCA) (B Shares)	145,100	4,274
Swedbank AB (A Shares)	51,612	1,185

TOTAL SWEDEN		10,503

Switzerland - 6.1%
Compagnie Financiere Richemont SA Series A	56,683	4,860
Credit Suisse Group AG	153,908	3,839
Nestle SA	213,520	16,306
Roche Holding AG (participation certificate)	12,818	3,480
Syngenta AG (Switzerland)	20,768	6,977
UBS Group AG	208,359	4,169
UBS Group AG	79,777	1,598

TOTAL SWITZERLAND		41,229

United Kingdom - 22.9%
Amec Foster Wheeler PLC	172,960	1,896
AstraZeneca PLC (United Kingdom)	98,550	6,281
Aviva PLC	184,200	1,377
B&M European Value Retail S.A.	566,690	2,913
Barclays PLC	1,310,549	4,669
Barclays PLC sponsored ADR	53,073	755
BG Group PLC	111,318	1,759
BHP Billiton PLC	88,741	1,418
BP PLC	322,200	1,915
BP PLC sponsored ADR	49,166	1,755
Brammer PLC (b)	234,232	831
Burberry Group PLC	59,600	1,220
Dechra Pharmaceuticals PLC	73,200	1,094
Diageo PLC	231,700	6,680
Dunelm Group PLC	167,200	2,441
Foxtons Group PLC	470,700	1,451
Howden Joinery Group PLC	1,740,900	12,442
HSBC Holdings PLC:
(United Kingdom)	150,500	1,176
sponsored ADR	140,191	5,477
ITV PLC	1,909,400	7,429
Johnson Matthey PLC	82,919	3,304
JUST EAT Ltd. (a)	361,914	2,377
LivaNova PLC (a)	19,842	1,315
Lloyds Banking Group PLC	6,238,299	7,081
M&C Saatchi PLC	887,505	4,491
Micro Focus International PLC	20,400	395
Moneysupermarket.com Group PLC	565,100	2,911
Nahl Group PCL	106,110	671
Poundland Group PLC	167,361	710
Prudential PLC	85,416	1,995
Rightmove PLC	136,700	8,090
Rio Tinto PLC	38,132	1,390
Rolls-Royce Group PLC	196,674	2,080
Royal Bank of Scotland Group PLC (a)	120,080	587
Royal Dutch Shell PLC:
Class A (United Kingdom)	233,928	6,107
Class B (United Kingdom)	156,090	4,087
SABMiller PLC	133,700	8,234
Shawbrook Group Ltd.	409,600	2,142
Sports Direct International PLC (a)	234,300	2,518
SThree PLC	190,600	1,058
Taylor Wimpey PLC	715,100	2,183
Ted Baker PLC	57,800	2,697
Tesco PLC	824,300	2,325
Thomas Cook Group PLC (a)	489,700	928
Travis Perkins PLC	81,800	2,416
Virgin Money Holdings Uk PLC	622,500	3,722
Vodafone Group PLC	2,915,800	9,596
William Hill PLC	638,566	3,116
Zoopla Property Group PLC (b)	629,300	2,355

TOTAL UNITED KINGDOM		155,860

United States of America - 9.5%
Alphabet, Inc.:
Class A (a)	7,400	5,457
Class C	4,014	2,853
BlackRock, Inc. Class A	15,200	5,350
China Biologic Products, Inc. (a)	12,300	1,401
Chipotle Mexican Grill, Inc. (a)	2,700	1,729
Dunkin' Brands Group, Inc. (b)	41,100	1,702
eBay, Inc. (a)	44,700	1,247
Facebook, Inc. Class A (a)	58,700	5,986
Monsanto Co.	26,700	2,489
Monster Beverage Corp. (a)	26,200	3,572
PayPal Holdings, Inc. (a)	59,900	2,157
Priceline Group, Inc. (a)	5,700	8,289
Sprouts Farmers Market LLC (a)	181,700	3,703
Tiffany & Co., Inc.	43,000	3,545
TripAdvisor, Inc. (a)	17,900	1,500
Visa, Inc. Class A	112,500	8,728
World Wrestling Entertainment, Inc. Class A (b)	135,200	2,411
Zillow Group, Inc. (a)(b)	36,400	1,121
Zillow Group, Inc. Class C (a)(b)	52,000	1,440

TOTAL UNITED STATES OF AMERICA		64,680

TOTAL COMMON STOCKS
(Cost $604,390)		672,249

Nonconvertible Preferred Stocks - 0.8%
Germany - 0.8%
Sartorius AG (non-vtg.)	16,700	3,779
Volkswagen AG	17,100	2,053

TOTAL GERMANY		5,832

United Kingdom - 0.0%
Rolls-Royce Group PLC	18,231,679	28
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,373)		5,860

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 0.18% (c)	8,502,973	8,503
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	24,107,293	24,107
TOTAL MONEY MARKET FUNDS
(Cost $32,610)		32,610
TOTAL INVESTMENT PORTFOLIO - 104.2%
(Cost $642,373)		710,719
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(28,836)
NET ASSETS - 100%		$681,883

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$12
Fidelity Securities Lending Cash Central Fund	347
Total	$359

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$199,175	$137,849	$61,326	$--
Consumer Staples	71,622	24,118	47,504	--
Energy	31,096	7,998	23,098	--
Financials	114,351	55,941	58,410	--
Health Care	92,302	46,483	45,819	--
Industrials	44,274	12,222	32,052	--
Information Technology	87,534	65,769	21,765	--
Materials	18,756	6,570	12,186	--
Telecommunication Services	18,999	1,297	17,702	--
Money Market Funds	32,610	32,610	--	--
Total Investments in Securities:	$710,719	$390,857	$319,862	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$29,875
Level 2 to Level 1	$8,917

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $23,703) — See accompanying schedule: Unaffiliated issuers (cost $609,763)	$678,109
Fidelity Central Funds (cost $32,610)	32,610
Total Investments (cost $642,373)		$710,719
Receivable for investments sold		2,821
Receivable for fund shares sold		612
Dividends receivable		2,081
Distributions receivable from Fidelity Central Funds		37
Prepaid expenses		2
Other receivables		69
Total assets		716,341
Liabilities
Payable to custodian bank	$5
Payable for investments purchased	2,689
Payable for fund shares redeemed	6,828
Accrued management fee	465
Distribution and service plan fees payable	151
Other affiliated payables	137
Other payables and accrued expenses	76
Collateral on securities loaned, at value	24,107
Total liabilities		34,458
Net Assets		$681,883
Net Assets consist of:
Paid in capital		$638,469
Undistributed net investment income		2,334
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,174)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		68,254
Net Assets		$681,883
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($78,401 ÷ 3,631.68 shares)		$21.59
Maximum offering price per share (100/94.25 of $21.59)		$22.91
Class T:
Net Asset Value and redemption price per share ($285,258 ÷ 12,902.54 shares)		$22.11
Maximum offering price per share (100/96.50 of $22.11)		$22.91
Class B:
Net Asset Value and offering price per share ($1,633 ÷ 78.54 shares)(a)		$20.79
Class C:
Net Asset Value and offering price per share ($18,734 ÷ 893.14 shares)(a)		$20.98
Class I:
Net Asset Value, offering price and redemption price per share ($297,857 ÷ 13,503.03 shares)		$22.06

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$16,383
Income from Fidelity Central Funds		359
Income before foreign taxes withheld		16,742
Less foreign taxes withheld		(998)
Total income		15,744
Expenses
Management fee
Basic fee	$4,736
Performance adjustment	616
Transfer agent fees	1,383
Distribution and service plan fees	1,838
Accounting and security lending fees	347
Custodian fees and expenses	111
Independent trustees' compensation	3
Registration fees	68
Audit	106
Legal	4
Miscellaneous	16
Total expenses before reductions	9,228
Expense reductions	(43)	9,185
Net investment income (loss)		6,559
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,041
Foreign currency transactions	(250)
Total net realized gain (loss)		25,791
Change in net unrealized appreciation (depreciation) on: Investment securities	(15,386)
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		(15,390)
Net gain (loss)		10,401
Net increase (decrease) in net assets resulting from operations		$16,960

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,559	$8,670
Net realized gain (loss)	25,791	57,938
Change in net unrealized appreciation (depreciation)	(15,390)	(75,525)
Net increase (decrease) in net assets resulting from operations	16,960	(8,917)
Distributions to shareholders from net investment income	(1,529)	(6,228)
Distributions to shareholders from net realized gain	–	(2,640)
Total distributions	(1,529)	(8,868)
Share transactions - net increase (decrease)	(42,896)	(1,301)
Redemption fees	9	19
Total increase (decrease) in net assets	(27,456)	(19,067)
Net Assets
Beginning of period	709,339	728,406
End of period (including undistributed net investment income of $2,334 and undistributed net investment income of $1,479, respectively)	$681,883	$709,339

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.09	$21.61	$16.76	$16.13	$17.77
Income from Investment Operations
Net investment income (loss)A	.19	.24	.17	.23	.16
Net realized and unrealized gain (loss)	.33	(.50)	4.97	.64	(1.54)
Total from investment operations	.52	(.26)	5.14	.87	(1.38)
Distributions from net investment income	(.02)	(.18)	(.25)	(.24)	(.21)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	(.02)	(.26)	(.29)	(.24)	(.26)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.59	$21.09	$21.61	$16.76	$16.13
Total ReturnC,D	2.46%	(1.24)%	31.13%	5.51%	(7.95)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.35%	1.30%	1.37%	1.33%	1.34%
Expenses net of fee waivers, if any	1.35%	1.30%	1.37%	1.33%	1.34%
Expenses net of all reductions	1.34%	1.30%	1.36%	1.32%	1.32%
Net investment income (loss)	.89%	1.10%	.91%	1.43%	.90%
Supplemental Data
Net assets, end of period (in millions)	$78	$65	$69	$60	$60
Portfolio turnover rateG	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.62	$22.16	$17.16	$16.50	$18.18
Income from Investment Operations
Net investment income (loss)A	.15	.21	.14	.20	.13
Net realized and unrealized gain (loss)	.34	(.52)	5.11	.66	(1.59)
Total from investment operations	.49	(.31)	5.25	.86	(1.46)
Distributions from net investment income	–	(.15)	(.21)	(.20)	(.17)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	–	(.23)	(.25)	(.20)	(.22)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.11	$21.62	$22.16	$17.16	$16.50
Total ReturnC,D	2.27%	(1.42)%	30.96%	5.32%	(8.17)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.48%	1.53%	1.51%	1.52%
Expenses net of fee waivers, if any	1.55%	1.48%	1.53%	1.51%	1.51%
Expenses net of all reductions	1.55%	1.48%	1.52%	1.50%	1.49%
Net investment income (loss)	.69%	.92%	.74%	1.25%	.73%
Supplemental Data
Net assets, end of period (in millions)	$285	$293	$329	$271	$305
Portfolio turnover rateG	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.46	$21.02	$16.25	$15.58	$17.18
Income from Investment Operations
Net investment income (loss)A	.02	.07	.03	.10	.03
Net realized and unrealized gain (loss)	.31	(.49)	4.85	.63	(1.51)
Total from investment operations	.33	(.42)	4.88	.73	(1.48)
Distributions from net investment income	–	(.06)	(.07)	(.06)	(.08)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	–	(.14)	(.11)	(.06)	(.12)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.79	$20.46	$21.02	$16.25	$15.58
Total ReturnD,E	1.61%	(2.03)%	30.21%	4.72%	(8.67)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.16%	2.09%	2.12%	2.09%	2.10%
Expenses net of fee waivers, if any	2.15%	2.09%	2.12%	2.09%	2.09%
Expenses net of all reductions	2.15%	2.09%	2.11%	2.07%	2.07%
Net investment income (loss)	.09%	.31%	.16%	.67%	.15%
Supplemental Data
Net assets, end of period (in millions)	$2	$2	$3	$3	$4
Portfolio turnover rateH	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.12 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.045 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.63	$21.21	$16.43	$15.78	$17.39
Income from Investment Operations
Net investment income (loss)A	.02	.07	.03	.11	.03
Net realized and unrealized gain (loss)	.33	(.50)	4.89	.64	(1.52)
Total from investment operations	.35	(.43)	4.92	.75	(1.49)
Distributions from net investment income	–	(.07)	(.10)	(.10)	(.07)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	–	(.15)	(.14)	(.10)	(.12)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.98	$20.63	$21.21	$16.43	$15.78
Total ReturnC,D	1.70%	(2.06)%	30.16%	4.78%	(8.67)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.15%	2.08%	2.12%	2.09%	2.09%
Expenses net of fee waivers, if any	2.15%	2.08%	2.12%	2.09%	2.09%
Expenses net of all reductions	2.14%	2.08%	2.10%	2.07%	2.07%
Net investment income (loss)	.09%	.32%	.16%	.67%	.15%
Supplemental Data
Net assets, end of period (in millions)	$19	$19	$21	$16	$19
Portfolio turnover rateG	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.55	$22.07	$17.11	$16.45	$18.10
Income from Investment Operations
Net investment income (loss)A	.27	.32	.24	.29	.23
Net realized and unrealized gain (loss)	.34	(.52)	5.08	.65	(1.59)
Total from investment operations	.61	(.20)	5.32	.94	(1.36)
Distributions from net investment income	(.10)	(.24)	(.31)	(.28)	(.24)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	(.10)	(.32)	(.36)B	(.28)	(.29)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$22.06	$21.55	$22.07	$17.11	$16.45
Total ReturnD	2.82%	(.95)%	31.63%	5.91%	(7.70)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.03%	.96%	1.02%	.99%	1.00%
Expenses net of fee waivers, if any	1.03%	.96%	1.02%	.99%	.99%
Expenses net of all reductions	1.02%	.96%	1.01%	.97%	.97%
Net investment income (loss)	1.21%	1.44%	1.26%	1.77%	1.25%
Supplemental Data
Net assets, end of period (in millions)	$298	$330	$307	$257	$349
Portfolio turnover rateG	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.36 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.041 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$127,077
Gross unrealized depreciation	(69,164)
Net unrealized appreciation (depreciation) on securities	$57,913
Tax Cost	$652,806

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,332
Capital loss carryforward	$(16,742)
Net unrealized appreciation (depreciation) on securities and other investments	$57,821

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2017	$(16,742)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$1,529	$ 8,868

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $198,751 and $234,991, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$177	$1
Class T	.25%	.25%	1,453	3
Class B	.75%	.25%	19	14
Class C	.75%	.25%	189	15
			$1,838	$33

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class T	4
Class B(a)	2
Class C(a)	2
$16

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$175.25
Class T	579.20
Class B	6.30
Class C	56.30
Class I	567.18
	$ 1,383

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $19. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $347, including $6 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $25 for the period

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3 and a portion of class-level operating expenses as follows:

Amount
Class A	$1
Class T	7
Class B	–(a)
Class C	–(a)
Class I	7
$15

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$59	$576
Class T	–	2,245
Class B	–	8
Class C	–	65
Class I	1,470	3,334
Total	$1,529	$6,228
From net realized gain
Class A	$–	$256
Class T	–	1,182
Class B	–	11
Class C	–	75
Class I	–	1,116
Total	$–	$2,640

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,338	618	$29,635	$13,534
Reinvestment of distributions	3	36	56	778
Shares redeemed	(804)	(735)	(17,607)	(16,018)
Net increase (decrease)	537	(81)	$12,084	$(1,706)
Class T
Shares sold	2,579	2,184	$57,864	$48,970
Reinvestment of distributions	–	150	–	3,346
Shares redeemed	(3,247)	(3,597)	(71,824)	(80,489)
Net increase (decrease)	(668)	(1,263)	$(13,960)	$(28,173)
Class B
Shares sold	32	6	$692	$128
Reinvestment of distributions	–	1	–	17
Shares redeemed	(54)	(46)	(1,123)	(989)
Net increase (decrease)	(22)	(39)	$(431)	$(844)
Class C
Shares sold	204	158	$4,420	$3,399
Reinvestment of distributions	–	6	–	124
Shares redeemed	(230)	(224)	(4,851)	(4,777)
Net increase (decrease)	(26)	(60)	$(431)	$(1,254)
Class I
Shares sold	1,548	3,011	$33,691	$67,092
Reinvestment of distributions	67	198	1,452	4,371
Shares redeemed	(3,406)	(1,838)	(75,301)	(40,787)
Net increase (decrease)	(1,791)	1,371	$(40,158)	$30,676

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Overseas Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.36%
Actual		$1,000.00	$956.60	$6.71
Hypothetical-C		$1,000.00	$1,018.35	$6.92
Class T	1.57%
Actual		$1,000.00	$955.50	$7.74
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class B	2.18%
Actual		$1,000.00	$952.40	$10.73
Hypothetical-C		$1,000.00	$1,014.22	$11.07
Class C	2.17%
Actual		$1,000.00	$952.80	$10.68
Hypothetical-C		$1,000.00	$1,014.27	$11.02
Class I	1.05%
Actual		$1,000.00	$958.30	$5.18
Hypothetical-C		$1,000.00	$1,019.91	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 31%, Class T designates 0%, Class B designates 0%, and Class C designates 0% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, Class T designates 0%, Class B designates 0%, and Class C designates 0% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$ 0.0611	$ 0.0421
Class T	12/08/14	$ 0.0000	$ 0.0000
Class B	12/08/14	$ 0.0000	$ 0.0000
Class C	12/08/14	$ 0.0000	$ 0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Class I ranked below its competitive median for 2014, the total expense ratio of Class C ranked equal to its competitive median for 2014, and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

OS-ANN-1215
1.538536.118

Fidelity Advisor® Overseas Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	2.82%	5.56%	4.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$15,813	Fidelity Advisor® Overseas Fund - Class I
$15,102	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) – the EU’s fastest-growing economy – and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Graeme Rockett:  For the year, the fund’s share classes (excluding sales charges, if applicable) solidly outpaced the 0.08% return of the MSCI EAFE Index. Strong stock selection and market positioning in media and banks provided a boost to the fund’s relative performance. In media, two individual positions were especially helpful: online real estate portals Rightmove in the U.K. and NEXT in Japan, both out-of-index positions, I increased my position in Rightmove, the fund’s No. 1 individual contributor, in late 2014 and 2015 during a period of stock weakness, mainly due to concerns of a new competitor. I believed the new entrant would gain little traction and have limited impact on Rightmove. Fortunately, my views were vindicated and the stock moved up substantially as market concerns proved unfounded. I later reduced the position to lock in a portion of gains. On the downside, stock selection in the software & services segment was detrimental, but an overweighting in this strong-performing segment more than offset the negative impact. Relative results also were affected by a downward fair-value pricing adjustment of 0.77 percentage points. Individual detractors included Melco Crown Philippines Resort in Manila, an out-of-index holding, and German auto manufacturer Volkswagen AG.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.4	2.3
Sanofi SA (France, Pharmaceuticals)	2.0	1.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.9
Howden Joinery Group PLC (United Kingdom, Specialty Retail)	1.8	1.3
Wolseley PLC (Bailiwick of Jersey, Trading Companies & Distributors)	1.8	1.4
	9.9

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	29.7	28.8
Financials	16.5	17.8
Health Care	13.4	10.8
Information Technology	12.9	13.5
Consumer Staples	10.4	10.1

Top Five Countries as of October 31, 2015

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	22.9	22.2
Japan	17.9	18.6
United States of America	9.5	8.4
France	9.2	6.9
Switzerland	6.1	5.7

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2015
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

As of April 30, 2015
Stocks	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
Australia - 1.7%
AMP Ltd.	186,173	$755
BHP Billiton Ltd.	146,394	2,401
iSelect Ltd. (a)	2,540,749	2,718
Macquarie Group Ltd.	39,016	2,362
McMillan Shakespeare Ltd.	264,254	2,354
WorleyParsons Ltd.	273,644	1,262

TOTAL AUSTRALIA		11,852

Austria - 0.7%
Wienerberger AG	266,700	4,917
Bailiwick of Jersey - 2.7%
Glencore Xstrata PLC	448,172	777
Integrated Diagnostics Holdings PLC (a)	95,400	526
Shire PLC	66,000	4,998
Wolseley PLC	208,312	12,230

TOTAL BAILIWICK OF JERSEY		18,531

Belgium - 0.8%
Ageas	35,290	1,559
KBC Groep NV	25,776	1,570
UCB SA	25,400	2,199

TOTAL BELGIUM		5,328

Bermuda - 0.5%
Clear Media Ltd.	641,000	644
Oriental Watch Holdings Ltd.	2,992,000	407
Signet Jewelers Ltd.	17,300	2,611

TOTAL BERMUDA		3,662

Brazil - 0.7%
BB Seguridade Participacoes SA	279,900	1,931
Cielo SA	283,872	2,695

TOTAL BRAZIL		4,626

Canada - 0.6%
Entertainment One Ltd.	1,061,377	3,595
Performance Sports Group Ltd. (a)	23,000	264

TOTAL CANADA		3,859

Cayman Islands - 4.1%
58.com, Inc. ADR (a)(b)	67,600	3,548
Alibaba Group Holding Ltd. sponsored ADR (a)	79,400	6,656
Autohome, Inc. ADR Class A (a)(b)	37,000	1,337
Bitauto Holdings Ltd. ADR (a)	18,300	584
Ctrip.com International Ltd. sponsored ADR (a)(b)	47,600	4,425
Fu Shou Yuan International Group Ltd.	2,729,000	1,861
Qunar Cayman Islands Ltd. sponsored ADR (a)(b)	37,200	1,806
Tencent Holdings Ltd.	392,600	7,400

TOTAL CAYMAN ISLANDS		27,617

China - 0.7%
Kweichow Moutai Co. Ltd.	106,810	3,606
TravelSky Technology Ltd. (H Shares)	925,000	1,365

TOTAL CHINA		4,971

Denmark - 2.1%
Danske Bank A/S	51,111	1,405
Novo Nordisk A/S:
Series B	18,115	962
Series B sponsored ADR	229,400	12,199

TOTAL DENMARK		14,566

France - 9.2%
AXA SA	49,558	1,323
AXA SA sponsored ADR	59,100	1,578
BNP Paribas SA	79,616	4,838
Edenred SA	51,086	940
GameLoft SE (a)	238,800	1,366
Havas SA	589,900	5,118
Iliad SA	6,166	1,297
Ipsen SA	77,700	4,906
Orange SA	400,000	7,053
Pernod Ricard SA	33,900	3,996
Safran SA	36,800	2,795
Sanofi SA	105,913	10,684
Sanofi SA sponsored ADR	54,500	2,744
Societe Generale Series A	25,062	1,164
Total SA (b)	144,390	6,983
Ubisoft Entertainment SA (a)	93,324	2,799
Vivendi SA	139,700	3,361

TOTAL FRANCE		62,945

Germany - 3.4%
Allianz SE	13,848	2,424
Axel Springer Verlag AG	57,700	3,245
Bayer AG	61,340	8,185
CTS Eventim AG	116,482	4,561
Deutsche Bank AG	31,560	884
Deutsche Boerse AG	39,269	3,617

TOTAL GERMANY		22,916

Hong Kong - 0.9%
AIA Group Ltd.	594,800	3,488
Television Broadcasts Ltd.	644,200	2,348

TOTAL HONG KONG		5,836

India - 0.4%
Info Edge India Ltd.	214,247	2,470
Just Dial Ltd. (a)	25,947	317

TOTAL INDIA		2,787

Ireland - 1.1%
Glanbia PLC	133,000	2,580
Kingspan Group PLC (United Kingdom)	64,100	1,551
Paddy Power PLC (Ireland)	28,170	3,259

TOTAL IRELAND		7,390

Isle of Man - 0.8%
Playtech Ltd.	390,218	5,149
Italy - 2.5%
Brunello Cucinelli SpA	4,900	89
DiaSorin S.p.A.	43,100	1,931
Eni SpA	60,300	985
Eni SpA sponsored ADR	22,300	727
Intesa Sanpaolo SpA	2,043,400	7,119
Mediaset SpA	1,057,700	5,374
Tod's SpA (b)	11,938	1,001

TOTAL ITALY		17,226

Japan - 17.9%
Arcland Service Co. Ltd.	152,700	6,093
Astellas Pharma, Inc.	698,000	10,131
Daiwa Securities Group, Inc.	208,000	1,422
Dentsu, Inc.	142,100	7,989
Fuji Media Holdings, Inc.	68,900	820
Fukuda Denshi Co. Ltd.	14,400	703
Hitachi Ltd.	703,000	4,055
Honda Motor Co. Ltd.	97,800	3,235
Hoya Corp.	127,000	5,241
Infomart Corp. (b)	46,400	438
Japan Tobacco, Inc.	138,600	4,797
Kakaku.com, Inc.	38,700	722
Keyence Corp.	9,600	4,998
Misumi Group, Inc.	588,700	7,666
Mitsubishi UFJ Financial Group, Inc.	883,900	5,717
MS&AD Insurance Group Holdings, Inc.	65,400	1,928
Nakanishi, Inc.	17,900	610
NEXT Co. Ltd.	965,000	7,163
Nomura Holdings, Inc.	204,200	1,284
Olympus Corp.	80,900	2,729
ORIX Corp.	489,000	7,141
Proto Corp.	36,500	474
Rakuten, Inc.	468,200	6,486
Recruit Holdings Co. Ltd.	153,300	4,927
SoftBank Corp.	18,800	1,053
Sony Corp.	13,200	375
Sony Corp. sponsored ADR	64,700	1,837
Sumitomo Mitsui Financial Group, Inc.	92,300	3,682
Sundrug Co. Ltd.	17,300	911
Suzuki Motor Corp.	54,400	1,781
Tokio Marine Holdings, Inc.	59,300	2,285
Toyota Motor Corp.	81,200	4,975
Welcia Holdings Co. Ltd. (b)	174,600	8,605

TOTAL JAPAN		122,273

Korea (South) - 0.9%
LG Household & Health Care Ltd.	1,675	1,389
Medy-Tox, Inc.	3,602	1,536
NAVER Corp.	6,321	3,322

TOTAL KOREA (SOUTH)		6,247

Malta - 0.7%
Kambi Group PLC (a)	228,400	1,504
Unibet Group PLC unit	40,100	3,534

TOTAL MALTA		5,038

Mauritius - 0.1%
MakeMyTrip Ltd. (a)	55,400	884
Netherlands - 0.8%
AEGON NV	109,900	674
ASML Holding NV	13,857	1,286
ING Groep NV:
(Certificaten Van Aandelen)	181,810	2,646
sponsored ADR	59,300	858

TOTAL NETHERLANDS		5,464

New Zealand - 0.3%
EBOS Group Ltd.	99,154	916
Ryman Healthcare Group Ltd.	237,031	1,266

TOTAL NEW ZEALAND		2,182

Norway - 1.3%
Schibsted ASA:
(A Shares)	78,500	2,633
(B Shares) (a)	78,500	2,448
Statoil ASA sponsored ADR (b)	224,000	3,620

TOTAL NORWAY		8,701

Philippines - 0.1%
Melco Crown Philippines Resort (a)	7,218,600	567
South Africa - 1.7%
Distell Group Ltd.	50,004	644
Naspers Ltd. Class N	73,400	10,751

TOTAL SOUTH AFRICA		11,395

Spain - 1.9%
Atresmedia Corporacion de Medios de Comunicacion SA	293,000	3,760
Banco Bilbao Vizcaya Argentaria SA	118,084	1,016
Banco Santander SA:
rights 11/3/15	182,829	10
(Spain)	182,829	1,021
Mediaset Espana Comunicacion SA	279,417	3,397
Melia Hotels International SA (b)	265,600	3,844

TOTAL SPAIN		13,048

Sweden - 1.5%
Arcam AB (a)	25,600	481
Getinge AB (B Shares)	99,300	2,486
Nordea Bank AB	187,800	2,077
Svenska Cellulosa AB (SCA) (B Shares)	145,100	4,274
Swedbank AB (A Shares)	51,612	1,185

TOTAL SWEDEN		10,503

Switzerland - 6.1%
Compagnie Financiere Richemont SA Series A	56,683	4,860
Credit Suisse Group AG	153,908	3,839
Nestle SA	213,520	16,306
Roche Holding AG (participation certificate)	12,818	3,480
Syngenta AG (Switzerland)	20,768	6,977
UBS Group AG	208,359	4,169
UBS Group AG	79,777	1,598

TOTAL SWITZERLAND		41,229

United Kingdom - 22.9%
Amec Foster Wheeler PLC	172,960	1,896
AstraZeneca PLC (United Kingdom)	98,550	6,281
Aviva PLC	184,200	1,377
B&M European Value Retail S.A.	566,690	2,913
Barclays PLC	1,310,549	4,669
Barclays PLC sponsored ADR	53,073	755
BG Group PLC	111,318	1,759
BHP Billiton PLC	88,741	1,418
BP PLC	322,200	1,915
BP PLC sponsored ADR	49,166	1,755
Brammer PLC (b)	234,232	831
Burberry Group PLC	59,600	1,220
Dechra Pharmaceuticals PLC	73,200	1,094
Diageo PLC	231,700	6,680
Dunelm Group PLC	167,200	2,441
Foxtons Group PLC	470,700	1,451
Howden Joinery Group PLC	1,740,900	12,442
HSBC Holdings PLC:
(United Kingdom)	150,500	1,176
sponsored ADR	140,191	5,477
ITV PLC	1,909,400	7,429
Johnson Matthey PLC	82,919	3,304
JUST EAT Ltd. (a)	361,914	2,377
LivaNova PLC (a)	19,842	1,315
Lloyds Banking Group PLC	6,238,299	7,081
M&C Saatchi PLC	887,505	4,491
Micro Focus International PLC	20,400	395
Moneysupermarket.com Group PLC	565,100	2,911
Nahl Group PCL	106,110	671
Poundland Group PLC	167,361	710
Prudential PLC	85,416	1,995
Rightmove PLC	136,700	8,090
Rio Tinto PLC	38,132	1,390
Rolls-Royce Group PLC	196,674	2,080
Royal Bank of Scotland Group PLC (a)	120,080	587
Royal Dutch Shell PLC:
Class A (United Kingdom)	233,928	6,107
Class B (United Kingdom)	156,090	4,087
SABMiller PLC	133,700	8,234
Shawbrook Group Ltd.	409,600	2,142
Sports Direct International PLC (a)	234,300	2,518
SThree PLC	190,600	1,058
Taylor Wimpey PLC	715,100	2,183
Ted Baker PLC	57,800	2,697
Tesco PLC	824,300	2,325
Thomas Cook Group PLC (a)	489,700	928
Travis Perkins PLC	81,800	2,416
Virgin Money Holdings Uk PLC	622,500	3,722
Vodafone Group PLC	2,915,800	9,596
William Hill PLC	638,566	3,116
Zoopla Property Group PLC (b)	629,300	2,355

TOTAL UNITED KINGDOM		155,860

United States of America - 9.5%
Alphabet, Inc.:
Class A (a)	7,400	5,457
Class C	4,014	2,853
BlackRock, Inc. Class A	15,200	5,350
China Biologic Products, Inc. (a)	12,300	1,401
Chipotle Mexican Grill, Inc. (a)	2,700	1,729
Dunkin' Brands Group, Inc. (b)	41,100	1,702
eBay, Inc. (a)	44,700	1,247
Facebook, Inc. Class A (a)	58,700	5,986
Monsanto Co.	26,700	2,489
Monster Beverage Corp. (a)	26,200	3,572
PayPal Holdings, Inc. (a)	59,900	2,157
Priceline Group, Inc. (a)	5,700	8,289
Sprouts Farmers Market LLC (a)	181,700	3,703
Tiffany & Co., Inc.	43,000	3,545
TripAdvisor, Inc. (a)	17,900	1,500
Visa, Inc. Class A	112,500	8,728
World Wrestling Entertainment, Inc. Class A (b)	135,200	2,411
Zillow Group, Inc. (a)(b)	36,400	1,121
Zillow Group, Inc. Class C (a)(b)	52,000	1,440

TOTAL UNITED STATES OF AMERICA		64,680

TOTAL COMMON STOCKS
(Cost $604,390)		672,249

Nonconvertible Preferred Stocks - 0.8%
Germany - 0.8%
Sartorius AG (non-vtg.)	16,700	3,779
Volkswagen AG	17,100	2,053

TOTAL GERMANY		5,832

United Kingdom - 0.0%
Rolls-Royce Group PLC	18,231,679	28
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,373)		5,860

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 0.18% (c)	8,502,973	8,503
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	24,107,293	24,107
TOTAL MONEY MARKET FUNDS
(Cost $32,610)		32,610
TOTAL INVESTMENT PORTFOLIO - 104.2%
(Cost $642,373)		710,719
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(28,836)
NET ASSETS - 100%		$681,883

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$12
Fidelity Securities Lending Cash Central Fund	347
Total	$359

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$199,175	$137,849	$61,326	$--
Consumer Staples	71,622	24,118	47,504	--
Energy	31,096	7,998	23,098	--
Financials	114,351	55,941	58,410	--
Health Care	92,302	46,483	45,819	--
Industrials	44,274	12,222	32,052	--
Information Technology	87,534	65,769	21,765	--
Materials	18,756	6,570	12,186	--
Telecommunication Services	18,999	1,297	17,702	--
Money Market Funds	32,610	32,610	--	--
Total Investments in Securities:	$710,719	$390,857	$319,862	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$29,875
Level 2 to Level 1	$8,917

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $23,703) — See accompanying schedule: Unaffiliated issuers (cost $609,763)	$678,109
Fidelity Central Funds (cost $32,610)	32,610
Total Investments (cost $642,373)		$710,719
Receivable for investments sold		2,821
Receivable for fund shares sold		612
Dividends receivable		2,081
Distributions receivable from Fidelity Central Funds		37
Prepaid expenses		2
Other receivables		69
Total assets		716,341
Liabilities
Payable to custodian bank	$5
Payable for investments purchased	2,689
Payable for fund shares redeemed	6,828
Accrued management fee	465
Distribution and service plan fees payable	151
Other affiliated payables	137
Other payables and accrued expenses	76
Collateral on securities loaned, at value	24,107
Total liabilities		34,458
Net Assets		$681,883
Net Assets consist of:
Paid in capital		$638,469
Undistributed net investment income		2,334
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,174)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		68,254
Net Assets		$681,883
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($78,401 ÷ 3,631.68 shares)		$21.59
Maximum offering price per share (100/94.25 of $21.59)		$22.91
Class T:
Net Asset Value and redemption price per share ($285,258 ÷ 12,902.54 shares)		$22.11
Maximum offering price per share (100/96.50 of $22.11)		$22.91
Class B:
Net Asset Value and offering price per share ($1,633 ÷ 78.54 shares)(a)		$20.79
Class C:
Net Asset Value and offering price per share ($18,734 ÷ 893.14 shares)(a)		$20.98
Class I:
Net Asset Value, offering price and redemption price per share ($297,857 ÷ 13,503.03 shares)		$22.06

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$16,383
Income from Fidelity Central Funds		359
Income before foreign taxes withheld		16,742
Less foreign taxes withheld		(998)
Total income		15,744
Expenses
Management fee
Basic fee	$4,736
Performance adjustment	616
Transfer agent fees	1,383
Distribution and service plan fees	1,838
Accounting and security lending fees	347
Custodian fees and expenses	111
Independent trustees' compensation	3
Registration fees	68
Audit	106
Legal	4
Miscellaneous	16
Total expenses before reductions	9,228
Expense reductions	(43)	9,185
Net investment income (loss)		6,559
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,041
Foreign currency transactions	(250)
Total net realized gain (loss)		25,791
Change in net unrealized appreciation (depreciation) on: Investment securities	(15,386)
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		(15,390)
Net gain (loss)		10,401
Net increase (decrease) in net assets resulting from operations		$16,960

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,559	$8,670
Net realized gain (loss)	25,791	57,938
Change in net unrealized appreciation (depreciation)	(15,390)	(75,525)
Net increase (decrease) in net assets resulting from operations	16,960	(8,917)
Distributions to shareholders from net investment income	(1,529)	(6,228)
Distributions to shareholders from net realized gain	–	(2,640)
Total distributions	(1,529)	(8,868)
Share transactions - net increase (decrease)	(42,896)	(1,301)
Redemption fees	9	19
Total increase (decrease) in net assets	(27,456)	(19,067)
Net Assets
Beginning of period	709,339	728,406
End of period (including undistributed net investment income of $2,334 and undistributed net investment income of $1,479, respectively)	$681,883	$709,339

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.09	$21.61	$16.76	$16.13	$17.77
Income from Investment Operations
Net investment income (loss)A	.19	.24	.17	.23	.16
Net realized and unrealized gain (loss)	.33	(.50)	4.97	.64	(1.54)
Total from investment operations	.52	(.26)	5.14	.87	(1.38)
Distributions from net investment income	(.02)	(.18)	(.25)	(.24)	(.21)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	(.02)	(.26)	(.29)	(.24)	(.26)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.59	$21.09	$21.61	$16.76	$16.13
Total ReturnC,D	2.46%	(1.24)%	31.13%	5.51%	(7.95)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.35%	1.30%	1.37%	1.33%	1.34%
Expenses net of fee waivers, if any	1.35%	1.30%	1.37%	1.33%	1.34%
Expenses net of all reductions	1.34%	1.30%	1.36%	1.32%	1.32%
Net investment income (loss)	.89%	1.10%	.91%	1.43%	.90%
Supplemental Data
Net assets, end of period (in millions)	$78	$65	$69	$60	$60
Portfolio turnover rateG	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.62	$22.16	$17.16	$16.50	$18.18
Income from Investment Operations
Net investment income (loss)A	.15	.21	.14	.20	.13
Net realized and unrealized gain (loss)	.34	(.52)	5.11	.66	(1.59)
Total from investment operations	.49	(.31)	5.25	.86	(1.46)
Distributions from net investment income	–	(.15)	(.21)	(.20)	(.17)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	–	(.23)	(.25)	(.20)	(.22)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.11	$21.62	$22.16	$17.16	$16.50
Total ReturnC,D	2.27%	(1.42)%	30.96%	5.32%	(8.17)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.48%	1.53%	1.51%	1.52%
Expenses net of fee waivers, if any	1.55%	1.48%	1.53%	1.51%	1.51%
Expenses net of all reductions	1.55%	1.48%	1.52%	1.50%	1.49%
Net investment income (loss)	.69%	.92%	.74%	1.25%	.73%
Supplemental Data
Net assets, end of period (in millions)	$285	$293	$329	$271	$305
Portfolio turnover rateG	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.46	$21.02	$16.25	$15.58	$17.18
Income from Investment Operations
Net investment income (loss)A	.02	.07	.03	.10	.03
Net realized and unrealized gain (loss)	.31	(.49)	4.85	.63	(1.51)
Total from investment operations	.33	(.42)	4.88	.73	(1.48)
Distributions from net investment income	–	(.06)	(.07)	(.06)	(.08)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	–	(.14)	(.11)	(.06)	(.12)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.79	$20.46	$21.02	$16.25	$15.58
Total ReturnD,E	1.61%	(2.03)%	30.21%	4.72%	(8.67)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.16%	2.09%	2.12%	2.09%	2.10%
Expenses net of fee waivers, if any	2.15%	2.09%	2.12%	2.09%	2.09%
Expenses net of all reductions	2.15%	2.09%	2.11%	2.07%	2.07%
Net investment income (loss)	.09%	.31%	.16%	.67%	.15%
Supplemental Data
Net assets, end of period (in millions)	$2	$2	$3	$3	$4
Portfolio turnover rateH	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.12 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.045 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.63	$21.21	$16.43	$15.78	$17.39
Income from Investment Operations
Net investment income (loss)A	.02	.07	.03	.11	.03
Net realized and unrealized gain (loss)	.33	(.50)	4.89	.64	(1.52)
Total from investment operations	.35	(.43)	4.92	.75	(1.49)
Distributions from net investment income	–	(.07)	(.10)	(.10)	(.07)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	–	(.15)	(.14)	(.10)	(.12)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.98	$20.63	$21.21	$16.43	$15.78
Total ReturnC,D	1.70%	(2.06)%	30.16%	4.78%	(8.67)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.15%	2.08%	2.12%	2.09%	2.09%
Expenses net of fee waivers, if any	2.15%	2.08%	2.12%	2.09%	2.09%
Expenses net of all reductions	2.14%	2.08%	2.10%	2.07%	2.07%
Net investment income (loss)	.09%	.32%	.16%	.67%	.15%
Supplemental Data
Net assets, end of period (in millions)	$19	$19	$21	$16	$19
Portfolio turnover rateG	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.55	$22.07	$17.11	$16.45	$18.10
Income from Investment Operations
Net investment income (loss)A	.27	.32	.24	.29	.23
Net realized and unrealized gain (loss)	.34	(.52)	5.08	.65	(1.59)
Total from investment operations	.61	(.20)	5.32	.94	(1.36)
Distributions from net investment income	(.10)	(.24)	(.31)	(.28)	(.24)
Distributions from net realized gain	–	(.08)	(.04)	–	(.05)
Total distributions	(.10)	(.32)	(.36)B	(.28)	(.29)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$22.06	$21.55	$22.07	$17.11	$16.45
Total ReturnD	2.82%	(.95)%	31.63%	5.91%	(7.70)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.03%	.96%	1.02%	.99%	1.00%
Expenses net of fee waivers, if any	1.03%	.96%	1.02%	.99%	.99%
Expenses net of all reductions	1.02%	.96%	1.01%	.97%	.97%
Net investment income (loss)	1.21%	1.44%	1.26%	1.77%	1.25%
Supplemental Data
Net assets, end of period (in millions)	$298	$330	$307	$257	$349
Portfolio turnover rateG	29%	39%	37%	36%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.36 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.041 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$127,077
Gross unrealized depreciation	(69,164)
Net unrealized appreciation (depreciation) on securities	$57,913
Tax Cost	$652,806

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,332
Capital loss carryforward	$(16,742)
Net unrealized appreciation (depreciation) on securities and other investments	$57,821

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2017	$(16,742)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$1,529	$ 8,868

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $198,751 and $234,991, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$177	$1
Class T	.25%	.25%	1,453	3
Class B	.75%	.25%	19	14
Class C	.75%	.25%	189	15
			$1,838	$33

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class T	4
Class B(a)	2
Class C(a)	2
$16

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$175.25
Class T	579.20
Class B	6.30
Class C	56.30
Class I	567.18
	$ 1,383

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $19. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $347, including $6 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $25 for the period

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3 and a portion of class-level operating expenses as follows:

Amount
Class A	$1
Class T	7
Class B	–(a)
Class C	–(a)
Class I	7
$15

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$59	$576
Class T	–	2,245
Class B	–	8
Class C	–	65
Class I	1,470	3,334
Total	$1,529	$6,228
From net realized gain
Class A	$–	$256
Class T	–	1,182
Class B	–	11
Class C	–	75
Class I	–	1,116
Total	$–	$2,640

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,338	618	$29,635	$13,534
Reinvestment of distributions	3	36	56	778
Shares redeemed	(804)	(735)	(17,607)	(16,018)
Net increase (decrease)	537	(81)	$12,084	$(1,706)
Class T
Shares sold	2,579	2,184	$57,864	$48,970
Reinvestment of distributions	–	150	–	3,346
Shares redeemed	(3,247)	(3,597)	(71,824)	(80,489)
Net increase (decrease)	(668)	(1,263)	$(13,960)	$(28,173)
Class B
Shares sold	32	6	$692	$128
Reinvestment of distributions	–	1	–	17
Shares redeemed	(54)	(46)	(1,123)	(989)
Net increase (decrease)	(22)	(39)	$(431)	$(844)
Class C
Shares sold	204	158	$4,420	$3,399
Reinvestment of distributions	–	6	–	124
Shares redeemed	(230)	(224)	(4,851)	(4,777)
Net increase (decrease)	(26)	(60)	$(431)	$(1,254)
Class I
Shares sold	1,548	3,011	$33,691	$67,092
Reinvestment of distributions	67	198	1,452	4,371
Shares redeemed	(3,406)	(1,838)	(75,301)	(40,787)
Net increase (decrease)	(1,791)	1,371	$(40,158)	$30,676

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Overseas Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.36%
Actual		$1,000.00	$956.60	$6.71
Hypothetical-C		$1,000.00	$1,018.35	$6.92
Class T	1.57%
Actual		$1,000.00	$955.50	$7.74
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class B	2.18%
Actual		$1,000.00	$952.40	$10.73
Hypothetical-C		$1,000.00	$1,014.22	$11.07
Class C	2.17%
Actual		$1,000.00	$952.80	$10.68
Hypothetical-C		$1,000.00	$1,014.27	$11.02
Class I	1.05%
Actual		$1,000.00	$958.30	$5.18
Hypothetical-C		$1,000.00	$1,019.91	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class I designates 14% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$ 0.1381	$ 0.0421

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Class I ranked below its competitive median for 2014, the total expense ratio of Class C ranked equal to its competitive median for 2014, and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

OSI-ANN-1215
1.538538.118

Fidelity Advisor® Value Leaders Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.68)%	9.87%	3.76%
Class T (incl. 3.50% sales charge)	0.40%	10.12%	3.75%
Class B (incl. contingent deferred sales charge)	(1.44)%	10.09%	3.83%
Class C (incl. contingent deferred sales charge)	2.54%	10.36%	3.60%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$14,467	Fidelity Advisor® Value Leaders Fund - Class A
$19,225	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Sean Gavin:  For the year, the fund’s share classes (excluding sales charges, if applicable) produced moderate gains, significantly outpacing the 0.53% advance of the benchmark Russell 1000® Value Index. Versus the benchmark, the fund benefited most from strong security selection in the health care, information technology and, to a lesser extent, materials groups. In contrast, the fund was hurt by weak stock picking in financials and consumer discretionary, although an overweighting in the latter category offset some of the negative impact. The fund’s top relative contributor was auto parts retailer Autozone, which issued good financial data this period. I sold the fund’s stake close to period end, after the stock exceeded my target price. Another big contributor was Google, the Internet search provider that recently changed its name to Alphabet. A position in health insurance provider Cigna also added value, as the company agreed to be acquired for a substantial premium. In contrast, various energy holdings struggled, especially BW Offshore, a supplier of equipment to offshore oil drillers, and Suncor, a Canadian oil sands company, both of which experienced substantial share-price declines. Another meaningful detractor was media company Viacom, which faced a number of business challenges. The fund’s foreign exposure helped performance despite the headwind of a stronger U.S. dollar. Of all the stocks I’ve mentioned, only Cigna was in our benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Teva Pharmaceutical Industries Ltd. sponsored ADR	4.3	3.6
JPMorgan Chase & Co.	3.7	3.5
Johnson & Johnson	3.6	2.4
Oracle Corp.	3.4	3.5
Wells Fargo & Co.	3.4	3.5
Berkshire Hathaway, Inc. Class B	3.2	3.3
Alphabet, Inc. Class A	3.2	3.0
Viacom, Inc. Class B (non-vtg.)	3.1	2.6
Samsung Electronics Co. Ltd.	3.0	3.3
EMC Corp.	2.8	2.9
	33.7

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.8	27.5
Information Technology	20.6	20.2
Health Care	17.0	18.2
Consumer Discretionary	10.4	12.3
Energy	8.6	7.0

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 19.9%

As of April 30, 2015*
Stocks	94.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 22.6%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.7%
Harley-Davidson, Inc.	4,800	$237,360
Media - 8.0%
CBS Corp. Class B	13,500	628,020
Starz Series A (a)	12,100	405,471
Twenty-First Century Fox, Inc. Class A	22,900	702,801
Viacom, Inc. Class B (non-vtg.)	21,700	1,070,027
		2,806,319
Specialty Retail - 1.7%
Bed Bath & Beyond, Inc. (a)	3,900	232,557
GNC Holdings, Inc.	11,700	348,075
		580,632

TOTAL CONSUMER DISCRETIONARY		3,624,311

CONSUMER STAPLES - 4.1%
Beverages - 1.9%
C&C Group PLC	164,726	657,542
Food & Staples Retailing - 2.2%
Safeway, Inc.:
rights	4,300	0
rights	4,300	774
Tesco PLC	69,500	196,011
Wal-Mart Stores, Inc.	10,200	583,848
		780,633

TOTAL CONSUMER STAPLES		1,438,175

ENERGY - 8.6%
Energy Equipment & Services - 0.7%
BW Offshore Ltd.	546,700	227,772
Oil, Gas & Consumable Fuels - 7.9%
Chevron Corp.	10,125	920,160
Exxon Mobil Corp.	4,300	355,782
Marathon Petroleum Corp.	16,200	839,160
Suncor Energy, Inc.	21,900	651,674
		2,766,776

TOTAL ENERGY		2,994,548

FINANCIALS - 27.8%
Banks - 9.0%
JPMorgan Chase & Co.	20,025	1,286,606
U.S. Bancorp	16,171	682,093
Wells Fargo & Co.	21,626	1,170,832
		3,139,531
Capital Markets - 1.5%
Fortress Investment Group LLC	42,400	237,864
The Blackstone Group LP	8,800	290,928
		528,792
Consumer Finance - 3.2%
Capital One Financial Corp.	7,400	583,860
Discover Financial Services	9,500	534,090
		1,117,950
Diversified Financial Services - 3.2%
Berkshire Hathaway, Inc. Class B (a)	8,200	1,115,364
Insurance - 7.7%
ACE Ltd.	5,400	613,116
Allstate Corp.	8,740	540,831
Prudential PLC	33,200	775,436
The Travelers Companies, Inc.	6,500	733,785
		2,663,168
Real Estate Investment Trusts - 3.2%
American Capital Agency Corp.	23,100	411,873
Annaly Capital Management, Inc.	70,800	704,460
		1,116,333

TOTAL FINANCIALS		9,681,138

HEALTH CARE - 17.0%
Biotechnology - 2.3%
Amgen, Inc.	5,100	806,718
Health Care Providers & Services - 4.8%
Cigna Corp.	4,100	549,564
Express Scripts Holding Co. (a)	6,300	544,194
Laboratory Corp. of America Holdings (a)	4,800	589,152
		1,682,910
Pharmaceuticals - 9.9%
Johnson & Johnson	12,400	1,252,772
Sanofi SA sponsored ADR	14,100	709,794
Teva Pharmaceutical Industries Ltd. sponsored ADR	25,000	1,479,750
		3,442,316

TOTAL HEALTH CARE		5,931,944

INDUSTRIALS - 4.7%
Aerospace & Defense - 1.2%
United Technologies Corp.	4,100	403,481
Machinery - 2.2%
Deere & Co. (b)	9,800	764,400
Professional Services - 1.3%
Dun & Bradstreet Corp.	4,100	466,867

TOTAL INDUSTRIALS		1,634,748

INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 3.9%
Cisco Systems, Inc.	25,964	749,061
Harris Corp.	7,900	625,127
		1,374,188
Internet Software & Services - 3.2%
Alphabet, Inc. Class A (a)	1,500	1,106,085
IT Services - 2.8%
IBM Corp.	2,500	350,200
The Western Union Co.	31,900	614,075
		964,275
Software - 3.4%
Oracle Corp.	31,000	1,204,040
Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	4,400	525,800
EMC Corp.	36,800	964,896
Samsung Electronics Co. Ltd.	876	1,052,639
		2,543,335

TOTAL INFORMATION TECHNOLOGY		7,191,923

MATERIALS - 3.5%
Chemicals - 3.5%
CF Industries Holdings, Inc.	12,700	644,779
LyondellBasell Industries NV Class A	6,000	557,460
		1,202,239
UTILITIES - 2.0%
Electric Utilities - 2.0%
Exelon Corp.	25,500	711,960
TOTAL COMMON STOCKS
(Cost $34,241,783)		34,410,986

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 0.18% (c)	229,248	229,248
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	776,000	776,000
TOTAL MONEY MARKET FUNDS
(Cost $1,005,248)		1,005,248
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $35,247,031)		35,416,234
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(545,018)
NET ASSETS - 100%		$34,871,216

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,498
Fidelity Securities Lending Cash Central Fund	1,479
Total	$3,977

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$3,624,311	$3,624,311	$--	$--
Consumer Staples	1,438,175	1,241,390	196,011	774
Energy	2,994,548	2,994,548	--	--
Financials	9,681,138	8,905,702	775,436	--
Health Care	5,931,944	5,931,944	--	--
Industrials	1,634,748	1,634,748	--	--
Information Technology	7,191,923	7,191,923	--	--
Materials	1,202,239	1,202,239	--	--
Utilities	711,960	711,960	--	--
Money Market Funds	1,005,248	1,005,248	--	--
Total Investments in Securities:	$35,416,234	$34,444,013	$971,447	$774

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.1%
Israel	4.3%
Korea (South)	3.0%
United Kingdom	2.7%
France	2.0%
Ireland	1.9%
Canada	1.9%
Switzerland	1.8%
Netherlands	1.6%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $756,600) — See accompanying schedule: Unaffiliated issuers (cost $34,241,783)	$34,410,986
Fidelity Central Funds (cost $1,005,248)	1,005,248
Total Investments (cost $35,247,031)		$35,416,234
Receivable for investments sold		475,368
Receivable for fund shares sold		21,980
Dividends receivable		24,704
Distributions receivable from Fidelity Central Funds		222
Prepaid expenses		93
Receivable from investment adviser for expense reductions		1,863
Other receivables		1,099
Total assets		35,941,563
Liabilities
Payable for investments purchased	$192,529
Payable for fund shares redeemed	22,925
Accrued management fee	18,980
Distribution and service plan fees payable	11,806
Other affiliated payables	7,986
Other payables and accrued expenses	40,121
Collateral on securities loaned, at value	776,000
Total liabilities		1,070,347
Net Assets		$34,871,216
Net Assets consist of:
Paid in capital		$58,948,986
Undistributed net investment income		398,370
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,645,342)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		169,202
Net Assets		$34,871,216
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($18,237,159 ÷ 1,116,069 shares)		$16.34
Maximum offering price per share (100/94.25 of $16.34)		$17.34
Class T:
Net Asset Value and redemption price per share ($7,672,418 ÷ 469,811 shares)		$16.33
Maximum offering price per share (100/96.50 of $16.33)		$16.92
Class B:
Net Asset Value and offering price per share ($247,124 ÷ 15,380 shares)(a)		$16.07
Class C:
Net Asset Value and offering price per share ($5,662,423 ÷ 356,680 shares)(a)		$15.88
Class I:
Net Asset Value, offering price and redemption price per share ($3,052,092 ÷ 185,211 shares)		$16.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$1,000,167
Interest		4
Income from Fidelity Central Funds		3,977
Total income		1,004,148
Expenses
Management fee
Basic fee	$181,742
Performance adjustment	17,182
Transfer agent fees	81,560
Distribution and service plan fees	138,566
Accounting and security lending fees	12,915
Custodian fees and expenses	7,329
Independent trustees' compensation	138
Registration fees	62,934
Audit	51,473
Legal	195
Miscellaneous	421
Total expenses before reductions	554,455
Expense reductions	(85,356)	469,099
Net investment income (loss)		535,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,933,301
Foreign currency transactions	(946)
Futures contracts	(42,168)
Total net realized gain (loss)		1,890,187
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,350,223)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(1,350,224)
Net gain (loss)		539,963
Net increase (decrease) in net assets resulting from operations		$1,075,012

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$535,049	$187,571
Net realized gain (loss)	1,890,187	4,921,564
Change in net unrealized appreciation (depreciation)	(1,350,224)	(908,952)
Net increase (decrease) in net assets resulting from operations	1,075,012	4,200,183
Distributions to shareholders from net investment income	(169,686)	–
Distributions to shareholders from net realized gain	(24,958)	–
Total distributions	(194,644)	–
Share transactions - net increase (decrease)	4,980,098	(3,923,371)
Total increase (decrease) in net assets	5,860,466	276,812
Net Assets
Beginning of period	29,010,750	28,733,938
End of period (including undistributed net investment income of $398,370 and undistributed net investment income of $124,802, respectively)	$34,871,216	$29,010,750

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.79	$13.73	$10.82	$9.96	$10.12
Income from Investment Operations
Net investment income (loss)A	.29	.12	.10	.13	.10
Net realized and unrealized gain (loss)	.39B	1.94	3.01	.85	(.14)
Total from investment operations	.68	2.06	3.11	.98	(.04)
Distributions from net investment income	(.12)	–	(.20)	(.12)	(.11)
Distributions from net realized gain	(.01)	–	–	–C	(.01)
Total distributions	(.13)	–	(.20)	(.12)	(.12)
Net asset value, end of period	$16.34	$15.79	$13.73	$10.82	$9.96
Total ReturnD,E	4.32%B	15.00%	29.24%	10.00%	(.40)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.30%	1.33%	1.28%	1.24%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.24%
Expenses net of all reductions	1.25%	1.25%	1.23%	1.24%	1.23%
Net investment income (loss)	1.78%	.78%	.82%	1.26%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$18,237	$15,067	$15,339	$14,705	$15,484
Portfolio turnover rateH	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.01%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.78	$13.75	$10.82	$9.96	$10.08
Income from Investment Operations
Net investment income (loss)A	.25	.08	.07	.10	.07
Net realized and unrealized gain (loss)	.39B	1.95	3.02	.85	(.13)
Total from investment operations	.64	2.03	3.09	.95	(.06)
Distributions from net investment income	(.08)	–	(.16)	(.09)	(.05)
Distributions from net realized gain	(.01)	–	–	–C	(.01)
Total distributions	(.09)	–	(.16)	(.09)	(.06)
Net asset value, end of period	$16.33	$15.78	$13.75	$10.82	$9.96
Total ReturnD,E	4.04%B	14.76%	28.97%	9.68%	(.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.58%	1.60%	1.55%	1.49%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.49%
Expenses net of all reductions	1.50%	1.50%	1.48%	1.49%	1.48%
Net investment income (loss)	1.53%	.53%	.57%	1.01%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$7,672	$7,819	$6,569	$6,145	$8,254
Portfolio turnover rateH	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.73%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.53	$13.60	$10.70	$9.84	$9.99
Income from Investment Operations
Net investment income (loss)A	.17	–B	.01	.05	.02
Net realized and unrealized gain (loss)	.38C	1.93	2.99	.85	(.13)
Total from investment operations	.55	1.93	3.00	.90	(.11)
Distributions from net investment income	–	–	(.10)	(.03)	(.03)
Distributions from net realized gain	(.01)	–	–	–B	(.01)
Total distributions	(.01)	–	(.10)	(.04)D	(.04)
Net asset value, end of period	$16.07	$15.53	$13.60	$10.70	$9.84
Total ReturnE,F	3.56%C	14.19%	28.31%	9.14%	(1.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.33%	2.12%	2.10%	2.04%	1.99%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	1.99%
Expenses net of all reductions	2.00%	2.00%	1.98%	1.99%	1.98%
Net investment income (loss)	1.03%	.03%	.07%	.51%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$247	$406	$719	$895	$1,110
Portfolio turnover rateI	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.25%.

 D Total distributions of $.04 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.004 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.35	$13.44	$10.59	$9.75	$9.92
Income from Investment Operations
Net investment income (loss)A	.17	–B	.01	.05	.02
Net realized and unrealized gain (loss)	.37C	1.91	2.95	.84	(.13)
Total from investment operations	.54	1.91	2.96	.89	(.11)
Distributions from net investment income	–	–	(.11)	(.05)	(.05)
Distributions from net realized gain	(.01)	–	–	–B	(.01)
Total distributions	(.01)	–	(.11)	(.05)	(.06)
Net asset value, end of period	$15.88	$15.35	$13.44	$10.59	$9.75
Total ReturnD,E	3.54%C	14.21%	28.27%	9.21%	(1.18)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.29%	2.09%	2.08%	2.04%	2.00%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	1.97%	1.99%	1.98%
Net investment income (loss)	1.03%	.03%	.07%	.51%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$5,662	$4,458	$4,340	$3,299	$3,775
Portfolio turnover rateH	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.23%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.93	$13.81	$10.89	$10.04	$10.19
Income from Investment Operations
Net investment income (loss)A	.34	.15	.14	.18	.14
Net realized and unrealized gain (loss)	.39B	1.97	3.02	.83	(.15)
Total from investment operations	.73	2.12	3.16	1.01	(.01)
Distributions from net investment income	(.17)	–	(.24)	(.16)	(.13)
Distributions from net realized gain	(.01)	–	–	–C	(.01)
Total distributions	(.18)	–	(.24)	(.16)	(.14)
Net asset value, end of period	$16.48	$15.93	$13.81	$10.89	$10.04
Total ReturnD	4.58%B	15.35%	29.65%	10.30%	(.11)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.01%	.94%	.83%	.89%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.83%	.89%
Expenses net of all reductions	1.00%	1.00%	.92%	.82%	.88%
Net investment income (loss)	2.03%	1.03%	1.13%	1.68%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$3,052	$1,261	$1,767	$1,195	$523
Portfolio turnover rateG	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.27%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,210,764
Gross unrealized depreciation	(2,213,123)
Net unrealized appreciation (depreciation) on securities	$(2,359)
Tax Cost	$35,418,593

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$398,369
Capital loss carryforward	$(24,473,780)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,360)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$(9,484,911)
2017	(14,819,668)
2019	(169,201)
Total capital loss carryforward	$(24,473,780)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$194,644	$–

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(42,168) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,267,921 and $16,890,411, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$42,547	$2,598
Class T	.25%	.25%	40,414	25
Class B	.75%	.25%	3,476	2,610
Class C	.75%	.25%	52,129	7,348
			$138,566	$12,581

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,016
Class T	986
Class B(a)	124
Class C(a)	655
$7,781

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$39,761.23
Class T	20,960.26
Class B	1,043.30
Class C	14,720.28
Class I	5,076.21
	$81,560

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $214 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $47 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,479. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$41,382
Class T	1.50%	22,205
Class B	2.00%	1,118
Class C	2.00%	15,104
Class I	1.00%	4,373
		$84,182

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $434 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $138 and a portion of class-level operating expenses as follows:

Amount
Class A	$344
Class T	122
Class B	1
Class C	75
Class I	41
$583

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$114,891	$–
Class T	37,662	–
Class I	17,133	–
Total	$169,686	$–
From net realized gain
Class A	$12,739	$–
Class T	6,567	–
Class B	311	–
Class C	3,946	–
Class I	1,395	–
Total	$24,958	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	347,210	138,015	$5,762,966	$2,028,107
Reinvestment of distributions	7,654	–	124,714	–
Shares redeemed	(192,743)	(301,611)	(3,168,130)	(4,564,426)
Net increase (decrease)	162,121	(163,596)	$2,719,550	$(2,536,319)
Class T
Shares sold	61,595	118,612	$1,008,225	$1,713,933
Reinvestment of distributions	2,644	–	43,169	–
Shares redeemed	(89,859)	(100,942)	(1,479,942)	(1,483,209)
Net increase (decrease)	(25,620)	17,670	$(428,548)	$230,724
Class B
Shares sold	507	–	$8,265	$–
Reinvestment of distributions	18	–	292	–
Shares redeemed	(11,295)	(26,732)	(181,334)	(388,717)
Net increase (decrease)	(10,770)	(26,732)	$(172,777)	$(388,717)
Class C
Shares sold	112,671	65,526	$1,824,580	$939,665
Reinvestment of distributions	239	–	3,850	–
Shares redeemed	(46,657)	(98,027)	(741,831)	(1,427,472)
Net increase (decrease)	66,253	(32,501)	$1,086,599	$(487,807)
Class I
Shares sold	213,391	129,227	$3,568,936	$1,917,221
Reinvestment of distributions	1,111	–	18,206	–
Shares redeemed	(108,443)	(178,032)	(1,811,868)	(2,658,473)
Net increase (decrease)	106,059	(48,805)	$1,775,274	$(741,252)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Value Leaders Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.25%
Actual		$1,000.00	$972.60	$6.22
Hypothetical-C		$1,000.00	$1,018.90	$6.36
Class T	1.50%
Actual		$1,000.00	$971.40	$7.45
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class B	2.00%
Actual		$1,000.00	$969.20	$9.93
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class C	2.00%
Actual		$1,000.00	$969.50	$9.93
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class I	1.00%
Actual		$1,000.00	$974.00	$4.98
Hypothetical-C		$1,000.00	$1,020.16	$5.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.265	$0.017
Class T	12/07/15	12/04/15	$0.195	$0.017
Class B	12/07/15	12/04/15	$0.023	$0.017
Class C	12/07/15	12/04/15	$0.147	$0.017

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Leaders Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12bfee is comparable to competing no-load, higher 12b1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AVLF-ANN-1215
1.793577.112

Fidelity Advisor® Value Leaders Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	4.58%	11.50%	4.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$15,786	Fidelity Advisor® Value Leaders Fund - Class I
$19,225	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Sean Gavin:  For the year, the fund’s share classes (excluding sales charges, if applicable) produced moderate gains, significantly outpacing the 0.53% advance of the benchmark Russell 1000® Value Index. Versus the benchmark, the fund benefited most from strong security selection in the health care, information technology and, to a lesser extent, materials groups. In contrast, the fund was hurt by weak stock picking in financials and consumer discretionary, although an overweighting in the latter category offset some of the negative impact. The fund’s top relative contributor was auto parts retailer Autozone, which issued good financial data this period. I sold the fund’s stake close to period end, after the stock exceeded my target price. Another big contributor was Google, the Internet search provider that recently changed its name to Alphabet. A position in health insurance provider Cigna also added value, as the company agreed to be acquired for a substantial premium. In contrast, various energy holdings struggled, especially BW Offshore, a supplier of equipment to offshore oil drillers, and Suncor, a Canadian oil sands company, both of which experienced substantial share-price declines. Another meaningful detractor was media company Viacom, which faced a number of business challenges. The fund’s foreign exposure helped performance despite the headwind of a stronger U.S. dollar. Of all the stocks I’ve mentioned, only Cigna was in our benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Teva Pharmaceutical Industries Ltd. sponsored ADR	4.3	3.6
JPMorgan Chase & Co.	3.7	3.5
Johnson & Johnson	3.6	2.4
Oracle Corp.	3.4	3.5
Wells Fargo & Co.	3.4	3.5
Berkshire Hathaway, Inc. Class B	3.2	3.3
Alphabet, Inc. Class A	3.2	3.0
Viacom, Inc. Class B (non-vtg.)	3.1	2.6
Samsung Electronics Co. Ltd.	3.0	3.3
EMC Corp.	2.8	2.9
	33.7

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.8	27.5
Information Technology	20.6	20.2
Health Care	17.0	18.2
Consumer Discretionary	10.4	12.3
Energy	8.6	7.0

Asset Allocation (% of fund's net assets)

As of October 31, 2015*
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 19.9%

As of April 30, 2015*
Stocks	94.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 22.6%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.7%
Harley-Davidson, Inc.	4,800	$237,360
Media - 8.0%
CBS Corp. Class B	13,500	628,020
Starz Series A (a)	12,100	405,471
Twenty-First Century Fox, Inc. Class A	22,900	702,801
Viacom, Inc. Class B (non-vtg.)	21,700	1,070,027
		2,806,319
Specialty Retail - 1.7%
Bed Bath & Beyond, Inc. (a)	3,900	232,557
GNC Holdings, Inc.	11,700	348,075
		580,632

TOTAL CONSUMER DISCRETIONARY		3,624,311

CONSUMER STAPLES - 4.1%
Beverages - 1.9%
C&C Group PLC	164,726	657,542
Food & Staples Retailing - 2.2%
Safeway, Inc.:
rights	4,300	0
rights	4,300	774
Tesco PLC	69,500	196,011
Wal-Mart Stores, Inc.	10,200	583,848
		780,633

TOTAL CONSUMER STAPLES		1,438,175

ENERGY - 8.6%
Energy Equipment & Services - 0.7%
BW Offshore Ltd.	546,700	227,772
Oil, Gas & Consumable Fuels - 7.9%
Chevron Corp.	10,125	920,160
Exxon Mobil Corp.	4,300	355,782
Marathon Petroleum Corp.	16,200	839,160
Suncor Energy, Inc.	21,900	651,674
		2,766,776

TOTAL ENERGY		2,994,548

FINANCIALS - 27.8%
Banks - 9.0%
JPMorgan Chase & Co.	20,025	1,286,606
U.S. Bancorp	16,171	682,093
Wells Fargo & Co.	21,626	1,170,832
		3,139,531
Capital Markets - 1.5%
Fortress Investment Group LLC	42,400	237,864
The Blackstone Group LP	8,800	290,928
		528,792
Consumer Finance - 3.2%
Capital One Financial Corp.	7,400	583,860
Discover Financial Services	9,500	534,090
		1,117,950
Diversified Financial Services - 3.2%
Berkshire Hathaway, Inc. Class B (a)	8,200	1,115,364
Insurance - 7.7%
ACE Ltd.	5,400	613,116
Allstate Corp.	8,740	540,831
Prudential PLC	33,200	775,436
The Travelers Companies, Inc.	6,500	733,785
		2,663,168
Real Estate Investment Trusts - 3.2%
American Capital Agency Corp.	23,100	411,873
Annaly Capital Management, Inc.	70,800	704,460
		1,116,333

TOTAL FINANCIALS		9,681,138

HEALTH CARE - 17.0%
Biotechnology - 2.3%
Amgen, Inc.	5,100	806,718
Health Care Providers & Services - 4.8%
Cigna Corp.	4,100	549,564
Express Scripts Holding Co. (a)	6,300	544,194
Laboratory Corp. of America Holdings (a)	4,800	589,152
		1,682,910
Pharmaceuticals - 9.9%
Johnson & Johnson	12,400	1,252,772
Sanofi SA sponsored ADR	14,100	709,794
Teva Pharmaceutical Industries Ltd. sponsored ADR	25,000	1,479,750
		3,442,316

TOTAL HEALTH CARE		5,931,944

INDUSTRIALS - 4.7%
Aerospace & Defense - 1.2%
United Technologies Corp.	4,100	403,481
Machinery - 2.2%
Deere & Co. (b)	9,800	764,400
Professional Services - 1.3%
Dun & Bradstreet Corp.	4,100	466,867

TOTAL INDUSTRIALS		1,634,748

INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 3.9%
Cisco Systems, Inc.	25,964	749,061
Harris Corp.	7,900	625,127
		1,374,188
Internet Software & Services - 3.2%
Alphabet, Inc. Class A (a)	1,500	1,106,085
IT Services - 2.8%
IBM Corp.	2,500	350,200
The Western Union Co.	31,900	614,075
		964,275
Software - 3.4%
Oracle Corp.	31,000	1,204,040
Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	4,400	525,800
EMC Corp.	36,800	964,896
Samsung Electronics Co. Ltd.	876	1,052,639
		2,543,335

TOTAL INFORMATION TECHNOLOGY		7,191,923

MATERIALS - 3.5%
Chemicals - 3.5%
CF Industries Holdings, Inc.	12,700	644,779
LyondellBasell Industries NV Class A	6,000	557,460
		1,202,239
UTILITIES - 2.0%
Electric Utilities - 2.0%
Exelon Corp.	25,500	711,960
TOTAL COMMON STOCKS
(Cost $34,241,783)		34,410,986

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 0.18% (c)	229,248	229,248
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	776,000	776,000
TOTAL MONEY MARKET FUNDS
(Cost $1,005,248)		1,005,248
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $35,247,031)		35,416,234
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(545,018)
NET ASSETS - 100%		$34,871,216

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,498
Fidelity Securities Lending Cash Central Fund	1,479
Total	$3,977

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$3,624,311	$3,624,311	$--	$--
Consumer Staples	1,438,175	1,241,390	196,011	774
Energy	2,994,548	2,994,548	--	--
Financials	9,681,138	8,905,702	775,436	--
Health Care	5,931,944	5,931,944	--	--
Industrials	1,634,748	1,634,748	--	--
Information Technology	7,191,923	7,191,923	--	--
Materials	1,202,239	1,202,239	--	--
Utilities	711,960	711,960	--	--
Money Market Funds	1,005,248	1,005,248	--	--
Total Investments in Securities:	$35,416,234	$34,444,013	$971,447	$774

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.1%
Israel	4.3%
Korea (South)	3.0%
United Kingdom	2.7%
France	2.0%
Ireland	1.9%
Canada	1.9%
Switzerland	1.8%
Netherlands	1.6%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $756,600) — See accompanying schedule: Unaffiliated issuers (cost $34,241,783)	$34,410,986
Fidelity Central Funds (cost $1,005,248)	1,005,248
Total Investments (cost $35,247,031)		$35,416,234
Receivable for investments sold		475,368
Receivable for fund shares sold		21,980
Dividends receivable		24,704
Distributions receivable from Fidelity Central Funds		222
Prepaid expenses		93
Receivable from investment adviser for expense reductions		1,863
Other receivables		1,099
Total assets		35,941,563
Liabilities
Payable for investments purchased	$192,529
Payable for fund shares redeemed	22,925
Accrued management fee	18,980
Distribution and service plan fees payable	11,806
Other affiliated payables	7,986
Other payables and accrued expenses	40,121
Collateral on securities loaned, at value	776,000
Total liabilities		1,070,347
Net Assets		$34,871,216
Net Assets consist of:
Paid in capital		$58,948,986
Undistributed net investment income		398,370
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,645,342)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		169,202
Net Assets		$34,871,216
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($18,237,159 ÷ 1,116,069 shares)		$16.34
Maximum offering price per share (100/94.25 of $16.34)		$17.34
Class T:
Net Asset Value and redemption price per share ($7,672,418 ÷ 469,811 shares)		$16.33
Maximum offering price per share (100/96.50 of $16.33)		$16.92
Class B:
Net Asset Value and offering price per share ($247,124 ÷ 15,380 shares)(a)		$16.07
Class C:
Net Asset Value and offering price per share ($5,662,423 ÷ 356,680 shares)(a)		$15.88
Class I:
Net Asset Value, offering price and redemption price per share ($3,052,092 ÷ 185,211 shares)		$16.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$1,000,167
Interest		4
Income from Fidelity Central Funds		3,977
Total income		1,004,148
Expenses
Management fee
Basic fee	$181,742
Performance adjustment	17,182
Transfer agent fees	81,560
Distribution and service plan fees	138,566
Accounting and security lending fees	12,915
Custodian fees and expenses	7,329
Independent trustees' compensation	138
Registration fees	62,934
Audit	51,473
Legal	195
Miscellaneous	421
Total expenses before reductions	554,455
Expense reductions	(85,356)	469,099
Net investment income (loss)		535,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,933,301
Foreign currency transactions	(946)
Futures contracts	(42,168)
Total net realized gain (loss)		1,890,187
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,350,223)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(1,350,224)
Net gain (loss)		539,963
Net increase (decrease) in net assets resulting from operations		$1,075,012

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$535,049	$187,571
Net realized gain (loss)	1,890,187	4,921,564
Change in net unrealized appreciation (depreciation)	(1,350,224)	(908,952)
Net increase (decrease) in net assets resulting from operations	1,075,012	4,200,183
Distributions to shareholders from net investment income	(169,686)	–
Distributions to shareholders from net realized gain	(24,958)	–
Total distributions	(194,644)	–
Share transactions - net increase (decrease)	4,980,098	(3,923,371)
Total increase (decrease) in net assets	5,860,466	276,812
Net Assets
Beginning of period	29,010,750	28,733,938
End of period (including undistributed net investment income of $398,370 and undistributed net investment income of $124,802, respectively)	$34,871,216	$29,010,750

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.79	$13.73	$10.82	$9.96	$10.12
Income from Investment Operations
Net investment income (loss)A	.29	.12	.10	.13	.10
Net realized and unrealized gain (loss)	.39B	1.94	3.01	.85	(.14)
Total from investment operations	.68	2.06	3.11	.98	(.04)
Distributions from net investment income	(.12)	–	(.20)	(.12)	(.11)
Distributions from net realized gain	(.01)	–	–	–C	(.01)
Total distributions	(.13)	–	(.20)	(.12)	(.12)
Net asset value, end of period	$16.34	$15.79	$13.73	$10.82	$9.96
Total ReturnD,E	4.32%B	15.00%	29.24%	10.00%	(.40)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.30%	1.33%	1.28%	1.24%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.24%
Expenses net of all reductions	1.25%	1.25%	1.23%	1.24%	1.23%
Net investment income (loss)	1.78%	.78%	.82%	1.26%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$18,237	$15,067	$15,339	$14,705	$15,484
Portfolio turnover rateH	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.01%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.78	$13.75	$10.82	$9.96	$10.08
Income from Investment Operations
Net investment income (loss)A	.25	.08	.07	.10	.07
Net realized and unrealized gain (loss)	.39B	1.95	3.02	.85	(.13)
Total from investment operations	.64	2.03	3.09	.95	(.06)
Distributions from net investment income	(.08)	–	(.16)	(.09)	(.05)
Distributions from net realized gain	(.01)	–	–	–C	(.01)
Total distributions	(.09)	–	(.16)	(.09)	(.06)
Net asset value, end of period	$16.33	$15.78	$13.75	$10.82	$9.96
Total ReturnD,E	4.04%B	14.76%	28.97%	9.68%	(.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.58%	1.60%	1.55%	1.49%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.49%
Expenses net of all reductions	1.50%	1.50%	1.48%	1.49%	1.48%
Net investment income (loss)	1.53%	.53%	.57%	1.01%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$7,672	$7,819	$6,569	$6,145	$8,254
Portfolio turnover rateH	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.73%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.53	$13.60	$10.70	$9.84	$9.99
Income from Investment Operations
Net investment income (loss)A	.17	–B	.01	.05	.02
Net realized and unrealized gain (loss)	.38C	1.93	2.99	.85	(.13)
Total from investment operations	.55	1.93	3.00	.90	(.11)
Distributions from net investment income	–	–	(.10)	(.03)	(.03)
Distributions from net realized gain	(.01)	–	–	–B	(.01)
Total distributions	(.01)	–	(.10)	(.04)D	(.04)
Net asset value, end of period	$16.07	$15.53	$13.60	$10.70	$9.84
Total ReturnE,F	3.56%C	14.19%	28.31%	9.14%	(1.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.33%	2.12%	2.10%	2.04%	1.99%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	1.99%
Expenses net of all reductions	2.00%	2.00%	1.98%	1.99%	1.98%
Net investment income (loss)	1.03%	.03%	.07%	.51%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$247	$406	$719	$895	$1,110
Portfolio turnover rateI	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.25%.

 D Total distributions of $.04 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.004 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.35	$13.44	$10.59	$9.75	$9.92
Income from Investment Operations
Net investment income (loss)A	.17	–B	.01	.05	.02
Net realized and unrealized gain (loss)	.37C	1.91	2.95	.84	(.13)
Total from investment operations	.54	1.91	2.96	.89	(.11)
Distributions from net investment income	–	–	(.11)	(.05)	(.05)
Distributions from net realized gain	(.01)	–	–	–B	(.01)
Total distributions	(.01)	–	(.11)	(.05)	(.06)
Net asset value, end of period	$15.88	$15.35	$13.44	$10.59	$9.75
Total ReturnD,E	3.54%C	14.21%	28.27%	9.21%	(1.18)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.29%	2.09%	2.08%	2.04%	2.00%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	1.97%	1.99%	1.98%
Net investment income (loss)	1.03%	.03%	.07%	.51%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$5,662	$4,458	$4,340	$3,299	$3,775
Portfolio turnover rateH	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.23%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.93	$13.81	$10.89	$10.04	$10.19
Income from Investment Operations
Net investment income (loss)A	.34	.15	.14	.18	.14
Net realized and unrealized gain (loss)	.39B	1.97	3.02	.83	(.15)
Total from investment operations	.73	2.12	3.16	1.01	(.01)
Distributions from net investment income	(.17)	–	(.24)	(.16)	(.13)
Distributions from net realized gain	(.01)	–	–	–C	(.01)
Total distributions	(.18)	–	(.24)	(.16)	(.14)
Net asset value, end of period	$16.48	$15.93	$13.81	$10.89	$10.04
Total ReturnD	4.58%B	15.35%	29.65%	10.30%	(.11)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.01%	.94%	.83%	.89%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.83%	.89%
Expenses net of all reductions	1.00%	1.00%	.92%	.82%	.88%
Net investment income (loss)	2.03%	1.03%	1.13%	1.68%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$3,052	$1,261	$1,767	$1,195	$523
Portfolio turnover rateG	54%	182%	87%	94%	161%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.27%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,210,764
Gross unrealized depreciation	(2,213,123)
Net unrealized appreciation (depreciation) on securities	$(2,359)
Tax Cost	$35,418,593

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$398,369
Capital loss carryforward	$(24,473,780)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,360)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$(9,484,911)
2017	(14,819,668)
2019	(169,201)
Total capital loss carryforward	$(24,473,780)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$194,644	$–

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(42,168) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,267,921 and $16,890,411, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$42,547	$2,598
Class T	.25%	.25%	40,414	25
Class B	.75%	.25%	3,476	2,610
Class C	.75%	.25%	52,129	7,348
			$138,566	$12,581

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,016
Class T	986
Class B(a)	124
Class C(a)	655
$7,781

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$39,761.23
Class T	20,960.26
Class B	1,043.30
Class C	14,720.28
Class I	5,076.21
	$ 81,560

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $214 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $47 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,479. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$41,382
Class T	1.50%	22,205
Class B	2.00%	1,118
Class C	2.00%	15,104
Class I	1.00%	4,373
		$84,182

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $434 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $138 and a portion of class-level operating expenses as follows:

Amount
Class A	$344
Class T	122
Class B	1
Class C	75
Class I	41
$583

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$114,891	$–
Class T	37,662	–
Class I	17,133	–
Total	$169,686	$–
From net realized gain
Class A	$12,739	$–
Class T	6,567	–
Class B	311	–
Class C	3,946	–
Class I	1,395	–
Total	$24,958	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	347,210	138,015	$5,762,966	$2,028,107
Reinvestment of distributions	7,654	–	124,714	–
Shares redeemed	(192,743)	(301,611)	(3,168,130)	(4,564,426)
Net increase (decrease)	162,121	(163,596)	$2,719,550	$(2,536,319)
Class T
Shares sold	61,595	118,612	$1,008,225	$1,713,933
Reinvestment of distributions	2,644	–	43,169	–
Shares redeemed	(89,859)	(100,942)	(1,479,942)	(1,483,209)
Net increase (decrease)	(25,620)	17,670	$(428,548)	$230,724
Class B
Shares sold	507	–	$8,265	$–
Reinvestment of distributions	18	–	292	–
Shares redeemed	(11,295)	(26,732)	(181,334)	(388,717)
Net increase (decrease)	(10,770)	(26,732)	$(172,777)	$(388,717)
Class C
Shares sold	112,671	65,526	$1,824,580	$939,665
Reinvestment of distributions	239	–	3,850	–
Shares redeemed	(46,657)	(98,027)	(741,831)	(1,427,472)
Net increase (decrease)	66,253	(32,501)	$1,086,599	$(487,807)
Class I
Shares sold	213,391	129,227	$3,568,936	$1,917,221
Reinvestment of distributions	1,111	–	18,206	–
Shares redeemed	(108,443)	(178,032)	(1,811,868)	(2,658,473)
Net increase (decrease)	106,059	(48,805)	$1,775,274	$(741,252)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor® Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Value Leaders Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.25%
Actual		$1,000.00	$972.60	$6.22
Hypothetical-C		$1,000.00	$1,018.90	$6.36
Class T	1.50%
Actual		$1,000.00	$971.40	$7.45
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class B	2.00%
Actual		$1,000.00	$969.20	$9.93
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class C	2.00%
Actual		$1,000.00	$969.50	$9.93
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class I	1.00%
Actual		$1,000.00	$974.00	$4.98
Hypothetical-C		$1,000.00	$1,020.16	$5.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.309	$0.017

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Leaders Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12bfee is comparable to competing no-load, higher 12b1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AVLFI-ANN-1215
1.793581.112

Item 2.

Code of Ethics

As of the end of the period, October 31, 2015, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund and Fidelity Advisor International Capital Appreciation Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$46,000	$-	$6,900	$700
Fidelity Advisor International Capital Appreciation Fund	$53,000	$-	$7,400	$700

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$44,000	$-	$6,900	$700
Fidelity Advisor International Capital Appreciation Fund	$50,000	$-	$6,900	$600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Global Equity Income Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the “Funds”):

Services Billed by PwC

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$60,000	$-	$19,000	$2,400
Fidelity Advisor Emerging Asia Fund	$67,000	$-	$5,200	$1,900
Fidelity Advisor Global Capital Appreciation Fund	$59,000	$-	$5,700	$1,800
Fidelity Advisor Global Equity Income Fund	$51,000	$-	$5,400	$1,700
Fidelity Advisor Overseas Fund	$67,000	$-	$28,400	$2,000
Fidelity Advisor Value Leaders Fund	$46,000	$-	$4,400	$1,800

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$57,000	$-	$9,000	$2,300
Fidelity Advisor Emerging Asia Fund	$64,000	$-	$5,300	$1,800
Fidelity Advisor Global Capital Appreciation Fund	$56,000	$-	$5,600	$1,700
Fidelity Advisor Global Equity Income Fund	$48,000	$-	$6,100	$1,200
Fidelity Advisor Overseas Fund	$65,000	$-	$6,300	$1,900
Fidelity Advisor Value Leaders Fund	$43,000	$-	$4,500	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$-	$150,000
Tax Fees	$10,000	$-
All Other Fees	$60,000	$590,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$3,465,000	$4,430,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2015 A	October 31, 2014 A
PwC	$4,845,000	$5,690,000
Deloitte Entities	$185,000	$1,840,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2015